As filed with the Securities and Exchange Commission on September 28, 2020
Registration No. 333-
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM S-3
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
T-Mobile US, Inc.
T-Mobile USA, Inc.
(Exact name of registrant as specified in its charter)
Delaware Delaware	20-0836269 91-1983600
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)
Additional Registrants
(See Table of Additional Registrants on next page)
12920 SE 38th Street
Bellevue, Washington 98006
(425) 378-4000
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)
David A. Miller
Executive Vice President,
General Counsel and Secretary
T-Mobile US, Inc.
12920 SE 38th Street
Bellevue, Washington 98006
(425) 378-4000
(Name, address, including zip code, and telephone number, including area code, of agent for service)
With copies to:
Daniel J. Bursky
Mark Hayek
Fried, Frank, Harris, Shriver & Jacobson LLP
One New York Plaza
New York, New York 10004
(212) 859-8000
Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this Registration Statement.
If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box:  ☐
If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box: ☒
If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐
If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐
If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box. ☒
If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.  ☐
Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company” and “emerging growth company” in Rule 12b-2 of the Exchange Act.
Large accelerated filer	☒	Accelerated filer	☐
Non-accelerated filer	☐	Smaller reporting company	☐
		Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.  ☐
CALCULATION OF REGISTRATION FEE
Title of each class of securities to be registered	Amount to be registered(1)(2)	Proposed maximum offering price per unit(1)(2)(3)	Proposed maximum aggregate offering price(1)(2)(3)	Amount of registration fee(3)
Primary Offering:
Debt Securities of T-Mobile USA, Inc.	—	—	—	—
Guarantee(s) of Debt Securities of T-Mobile USA, Inc.(4)	—	—	—	—
Secondary Offering:
4.000% Senior Notes due 2022-1 of T-Mobile USA, Inc.	$1,000,000,000(5)	—	—	—
4.500% Senior Notes due 2026-1 of T-Mobile USA, Inc.	$1,000,000,000(5)	—	—	—
5.375% Senior Notes due 2027-1 of T-Mobile USA, Inc.	$1,250,000,000(5)	—	—	—
4.750% Senior Notes due 2028-1 of T-Mobile USA, Inc.	$1,500,000,000(5)	—	—	—
Guarantees of notes of T-Mobile USA, Inc.	(6)	—	—	—
(1)	Not applicable pursuant to General Instruction II(E) of Form S-3.
(2)	An indeterminate amount of securities to be offered at indeterminate prices is being registered pursuant to this registration statement.
(3)	In accordance with Rule 456(b) and Rule 457(r) under the Securities Act of 1933, as amended, the registrant is deferring payment of the registration fee.
(4)
The Registrant and the Co-Registrants listed below, or any of them, may fully and unconditionally guarantee any series of debt securities registered hereunder. Pursuant to Rule 457(n), no separate filing fee is required for the guarantees.

(5)	Represents the aggregate principal amount of the notes issued by T-Mobile USA, Inc., a wholly-owned subsidiary of T-Mobile US, Inc.
(6)	The notes of T-Mobile USA, Inc. are guaranteed by T-Mobile US, Inc. and the Co-Registrants listed below. Pursuant to Rule 457(n), no separate filing fee is required for the guarantees.

TABLE OF ADDITIONAL REGISTRANTS
In addition to T-Mobile US, Inc., the following direct or indirect subsidiaries of T-Mobile USA, Inc. may be guarantors of debt securities offered by T-Mobile USA, Inc. and are Co-Registrants:
Exact name of registrant as specified in its charter(1)	State or other jurisdiction of incorporation or organization	I.R.S. Employer Identification Number
Alda Wireless Holdings, LLC	Delaware	48-1165243
American Telecasting Development, LLC	Delaware	84-1265444
American Telecasting of Anchorage, LLC	Delaware	84-1262010
American Telecasting of Columbus, LLC	Delaware	84-1262011
American Telecasting of Denver, LLC	Delaware	84-1261970
American Telecasting of Fort Myers, LLC	Delaware	59-3062505
American Telecasting of Ft. Collins, LLC	Delaware	84-1261954
American Telecasting of Green Bay, LLC	Delaware	84-1266405
American Telecasting of Lansing, LLC	Delaware	84-1261958
American Telecasting of Lincoln, LLC	Delaware	84-1261960
American Telecasting of Little Rock, LLC	Delaware	84-1261961
American Telecasting of Louisville, LLC	Delaware	84-1261962
American Telecasting of Medford, LLC	Delaware	84-1295907
American Telecasting of Michiana, LLC	Delaware	84-1261952
American Telecasting of Monterey, LLC	Delaware	84-1266408
American Telecasting of Redding, LLC	Delaware	84-1295911
American Telecasting of Santa Barbara, LLC	Delaware	84-1261969
American Telecasting of Seattle, LLC	Delaware	54-1540851
American Telecasting of Sheridan, LLC	Delaware	84-1295909
American Telecasting of Yuba City, LLC	Delaware	84-1295906
APC Realty and Equipment Company, LLC	Delaware	52-2013278
Assurance Wireless of South Carolina, LLC	Delaware	Not applicable
Assurance Wireless USA, L.P.	Delaware	94-3410099
ATI Sub, LLC	Delaware	26-2670017
Boost Worldwide, LLC	Delaware	74-3027523
Broadcast Cable, LLC	Delaware	35-1751776
Clear Wireless LLC	Nevada	26-3821888
Clearwire Communications LLC	Delaware	26-3783012
Clearwire Hawaii Partners Spectrum, LLC	Nevada	Not applicable
Clearwire IP Holdings LLC	New York	Not applicable
Clearwire Legacy LLC	Delaware	26-3791581
Clearwire Spectrum Holdings II LLC	Nevada	Not applicable
Clearwire Spectrum Holdings III LLC	Nevada	Not applicable
Clearwire Spectrum Holdings LLC	Nevada	Not applicable
Clearwire XOHM LLC	Delaware	26-3791783
Fixed Wireless Holdings, LLC	Delaware	75-3120884
Fresno MMDS Associates, LLC	Delaware	Not applicable
IBSV LLC	Delaware	91-2116910
Independent Wireless One Leased Realty Corporation	Delaware	16-1583547
Kennewick Licensing, LLC	Delaware	36-4165282
Layer3 TV, Inc.	Delaware	46-3757801
L3TV Chicagoland Cable System, LLC	Delaware	32-0513278
L3TV Colorado Cable System, LLC	Delaware	30-0960088
L3TV Dallas Cable System, LLC	Delaware	61-1811814
L3TV DC Cable System, LLC	Delaware	36-4854339
i

Exact name of registrant as specified in its charter(1)	State or other jurisdiction of incorporation or organization	I.R.S. Employer Identification Number
L3TV Detroit Cable System, LLC	Delaware	36-4906175
L3TV Los Angeles Cable System, LLC	Delaware	37-1852327
L3TV Minneapolis Cable System, LLC	Delaware	32-0590383
L3TV New York Cable System, LLC	Delaware	61-1854933
L3TV Philadelphia Cable System, LLC	Delaware	37-1906122
L3TV San Francisco Cable System, LLC	Delaware	32-0575200
L3TV Seattle Cable System, LLC	Delaware	36-4919336
MetroPCS California, LLC	Delaware	68-0618381
MetroPCS Florida, LLC	Delaware	68-0618383
MetroPCS Georgia, LLC	Delaware	68-0618386
MetroPCS Massachusetts, LLC	Delaware	20-8303630
MetroPCS Michigan, LLC	Delaware	20-2509038
MetroPCS Networks California, LLC	Delaware	20-4956821
MetroPCS Networks Florida, LLC	Delaware	20-4957100
MetroPCS Nevada, LLC	Delaware	20-8303430
MetroPCS New York, LLC	Delaware	20-8303519
MetroPCS Pennsylvania, LLC	Delaware	20-8303570
MetroPCS Texas, LLC	Delaware	20-2508993
MinorCo, LLC	Delaware	48-1165243
Nextel Communications of the Mid-Atlantic, Inc.	Delaware	52-1653244
Nextel of New York, Inc.	Delaware	22-3130302
Nextel Retail Stores, LLC	Delaware	54-2021574
Nextel South Corp.	Georgia	58-2038468
Nextel Systems, LLC	Delaware	54-1878330
Nextel West Corp.	Delaware	84-1116272
NSAC, LLC	Delaware	54-1879079
PCTV Gold II, LLC	Delaware	06-1419676
PCTV Sub, LLC	Delaware	26-2671511
People’s Choice TV of Houston, LLC	Delaware	74-2629878
People’s Choice TV of St. Louis, LLC	Delaware	43-1654858
PRWireless PR, LLC	Delaware	20-5942061
PushSpring, Inc.	Delaware	46-2545203
SFE 1, LLC	Delaware	46-5109647
SFE 2, LLC	Delaware	46-5109902
SIHI New Zealand Holdco, Inc.	Kansas	73-1651896
SN Holdings (BR I) LLC	Delaware	Not applicable
SpeedChoice of Detroit, LLC	Delaware	06-1419673
SpeedChoice of Phoenix, LLC	Delaware	86-0771395
Sprint (Bay Area), LLC	Delaware	59-3155549
Sprint Capital Corporation	Delaware	48-1132866
Sprint Communications Company L.P.	Delaware	43-1408007
Sprint Communications Company of New Hampshire, Inc.	New Hampshire	43-1532102
Sprint Communications Company of Virginia, Inc.	Virginia	75-2019023
Sprint Communications, Inc.	Kansas	48-0457967
Sprint Connect LLC	Delaware	Not applicable
Sprint Corporation	Delaware	46-1170005
Sprint Corporation	Kansas	20-3883706
Sprint Corporation	Missouri	43-1107665
Sprint eBusiness, Inc.	Kansas	48-1219671

Exact name of registrant as specified in its charter(1)	State or other jurisdiction of incorporation or organization	I.R.S. Employer Identification Number
Sprint Enterprise Mobility, LLC	Delaware	20-3806042
Sprint Enterprise Network Services, Inc.	Kansas	74-2845682
Sprint eWireless, Inc.	Kansas	48-1238831
Sprint International Communications Corporation	Delaware	04-2509782
Sprint International Holding, Inc.	Kansas	74-2808272
Sprint International Incorporated	Delaware	13-3020365
Sprint International Network Company LLC	Delaware	Not applicable
Sprint PCS Assets, L.L.C.	Delaware	33-0783958
Sprint Solutions, Inc.	Delaware	47-0882463
Sprint Spectrum Holding Company, LLC	Delaware	48-1165242
Sprint Spectrum L.P.	Delaware	48-1165245
Sprint Spectrum Realty Company, LLC	Delaware	43-1746021
Sprint/United Management Company	Kansas	48-1077227
SprintCom, Inc.	Kansas	48-1187511
SWV Six, Inc.	Colorado	84-1286920
T-Mobile Central LLC	Delaware	91-1973799
T-Mobile Financial LLC	Delaware	47-1324347
T-Mobile Leasing LLC	Delaware	47-5079638
T-Mobile License LLC	Delaware	91-1917328
T-Mobile Northeast LLC	Delaware	52-2069434
T-Mobile PCS Holdings LLC	Delaware	91-2159335
T-Mobile Puerto Rico Holdings LLC	Delaware	20-2209577
T-Mobile Puerto Rico LLC	Delaware	66-0649631
T-Mobile Resources Corporation	Delaware	91-1909782
T-Mobile South LLC	Delaware	20-3945483
T-Mobile Subsidiary IV LLC	Delaware	91-2116909
T-Mobile West LLC	Delaware	36-4027581
TDI Acquisition Sub, LLC	Delaware	26-2671363
Theory Mobile, Inc.	Delaware	81-2501674
Transworld Telecom II, LLC	Delaware	26-2670333
US Telecom, Inc.	Kansas	48-0934012
USST of Texas, Inc.	Texas	43-1499027
Utelcom LLC	Kansas	48-0940607
Virgin Mobile USA – Evolution, LLC	Delaware	81-2831078
VMU GP, LLC	Delaware	Not applicable
WBS of America, LLC	Delaware	26-2671254
WBS of Sacramento, LLC	Delaware	36-3939511
WBSY Licensing, LLC	Delaware	36-4046585
WCOF, LLC	Delaware	26-2436251
Wireless Broadband Services of America, L.L.C.	Delaware	36-4196556
Wireline Leasing Co., Inc.	Delaware	26-3945313
(1)	The address of each registrant is 12920 SE 38th Street, Bellevue, Washington 98006, and the telephone number is (425) 378-4000.

EXPLANATORY NOTE
This registration statement includes two separate forms of prospectus:
•
The first prospectus relates to the offer and sale, from time to time, by T-Mobile USA, Inc., a wholly-owned subsidiary of T-Mobile US, Inc., of its debt securities (and any related guarantees by T-Mobile US, Inc. and the Co-Registrants listed in the Table of Additional Registrants in the registration statement on Form S-3 of which this prospectus forms a part).

•
The second prospectus relates to the resale of outstanding notes of T-Mobile USA, Inc. by Deutsche Telekom AG, including 4.000% Senior Notes due 2022-1 in an aggregate principal amount of up to $1,000,000,000, 4.500% Senior Notes due 2026-1 in an aggregate principal amount of up to $1,000,000,000, 5.375% Senior Notes due 2027-1 in an aggregate principal amount of up to $1,250,000,000 and 4.750% Senior Notes due 2028-1 in an aggregate principal amount of up to $1,500,000,000.

PROSPECTUS

T-MOBILE US, INC.
Guarantees of Debt Securities of T-Mobile USA, Inc.
T-MOBILE USA, INC.
Debt Securities
T-Mobile USA, Inc., a Delaware corporation, may, from time to time, offer to sell, in one or more offerings, the debt securities described in this prospectus. T-Mobile US, Inc., a Delaware corporation, and the Co-Registrants listed in the Table of Additional Registrants in the registration statement on Form S-3 of which this prospectus forms a part may, from time to time, offer to sell, in one or more offerings, guarantees of debt securities of T-Mobile USA, Inc. The specific terms of any debt securities to be offered will be described in a supplement to this prospectus.
The securities may be sold to or through one or more underwriters, dealers or agents, or directly to investors, on a continuous or delayed basis. See “Plan of Distribution.”
Investing in our securities involves risks. See “Risk Factors” on page 5 of this prospectus, and any applicable prospectus supplement, and in the documents which are incorporated by reference herein.
Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.
The date of this prospectus is September 28, 2020.

ABOUT THIS PROSPECTUS
This prospectus is part of a registration statement on Form S-3 under the Securities Act of 1933, as amended (the “Securities Act”), that we filed with the Securities and Exchange Commission (the “SEC”) using the “shelf” registration process. Under this shelf registration process, we may offer and sell any combination of the securities described in this prospectus in one or more offerings. This prospectus provides you with a general description of the securities we may offer. Each time we use this prospectus to offer securities, we will provide you with a prospectus supplement that will describe the specific amounts, prices, and terms of the securities being offered. A prospectus supplement may add, update or change information contained in this prospectus. If information varies between this prospectus and any accompanying prospectus supplement, you should rely on the information in the accompanying prospectus supplement. This prospectus does not contain all the information provided in the registration statement filed with the SEC. You should carefully read both this prospectus and any prospectus supplement together with the additional information described below under “Where You Can Find More Information” and “Information Incorporated By Reference” before you make an investment decision.
We have not authorized anyone to provide you with different information. This document may only be used where it is legal to sell these securities. You should not assume that the information contained in this prospectus, or in any prospectus supplement, is accurate as of any date other than its date regardless of the time of delivery of the prospectus or prospectus supplement or any sale of the securities.
Any statement made in this prospectus or in a document incorporated or deemed to be incorporated by reference in this prospectus will be deemed to be modified or superseded for purposes of this prospectus to the extent that a statement contained in a prospectus supplement or in any other subsequently filed document that is also incorporated or deemed to be incorporated by reference in this prospectus modifies or supersedes that statement. Any statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this prospectus. See “Information Incorporated By Reference.”
This prospectus and any accompanying prospectus supplement may include trademarks, service marks and trade names owned by us or other companies. All trademarks, service marks and trade names included in this prospectus are the property of their respective owners.
In this prospectus, unless the context indicates otherwise, references to the “Company” and “our Company” refer to T-Mobile US, Inc. and references to “T-Mobile,” “we,” “our,” “ours” and “us” refer to T-Mobile US, Inc. and its subsidiaries. T-Mobile US, Inc. has no operations separate from its investment in T-Mobile USA, Inc. (“T-Mobile USA”). Accordingly, unless otherwise noted, all of the financial information in this prospectus is presented on a consolidated basis of T-Mobile. References to “you” refer to a prospective investor.
1

ABOUT US
We are the Un-carrier. Through our Un-carrier strategy, we have disrupted the wireless communications services industry, by actively engaging with and listening to our customers and eliminating their existing pain points, including providing them with added value and an exceptional experience and implementing signature Un-carrier initiatives that have changed wireless for good. We ended annual service contracts, overages, unpredictable international roaming fees, data buckets and so much more. We are inspired by a relentless customer experience focus, consistently leading the wireless industry in customer care by delivering an excellent customer experience with our “Team of Experts,” which drives our record-high customer satisfaction levels while enabling operational efficiencies.
We provide wireless services to postpaid, prepaid and wholesale customers and generate revenue by providing affordable wireless communications services to these customers, as well as a wide selection of wireless devices and accessories. Our most significant expenses relate to acquiring and retaining high-quality customers, providing a full range of devices, compensating employees, and operating and expanding our network. We provide service, devices and accessories across our flagship brands, T-Mobile, Metro by T-Mobile and Sprint, through our owned and operated retail stores, as well as through our websites, T-Mobile app and customer care channels. In addition, we sell devices to dealers and other third-party distributors for resale through independent third-party retail outlets and a variety of third-party websites.
On April 1, 2020, we completed our merger with Sprint in an all-stock transaction. Sprint is a communications company that offers a comprehensive range of wireless and wireline communications products and services. Our corporate headquarters and principal executive offices are located at 12920 SE 38th Street, Bellevue, Washington 98006. Our telephone number is (425) 378-4000.
2

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
Certain statements in this prospectus, the documents incorporated by reference and our other public statements include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, including information concerning our future results of operations, are forward-looking statements. These forward-looking statements are generally identified by the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “could” or similar expressions. Forward-looking statements are based on current expectations and assumptions, which are subject to risks and uncertainties that may cause actual results to differ materially from the forward-looking statements. The following important factors, along with the factors identified under “Risk Factors” and the risk factors incorporated by reference herein, could affect future results and cause those results to differ materially from those expressed in the forward-looking statements:
•
failure to realize the expected benefits and synergies of the merger with Sprint Corporation (“Sprint”), pursuant to the Business Combination Agreement with Sprint and the other parties named therein (as amended, the “Business Combination Agreement”) and the other transactions contemplated by the Business Combination Agreement (collectively, the “Transactions”) in the expected timeframes, in part or at all;

•
adverse economic, political or market conditions in the U.S. and international markets, including those caused by the COVID-19 pandemic, and the impact that any of the foregoing may have on us and our customers and other stakeholders;

•
costs of or difficulties in integrating Sprint’s network and operations into our network and operations, including intellectual property and communications systems, administrative and information technology infrastructure and accounting, financial reporting and internal control systems;

•	changes in key customers, suppliers, employees or other business relationships as a result of the consummation of the Transactions;
•	the risk that our business, investor confidence in our financial results and stock price may be adversely affected if our internal controls are not effective;
•	the risk of future material weaknesses resulting from the differences between T-Mobile’s and Sprint’s internal controls environments as we work to integrate and align policies and practices;
•
the impacts of the actions we have taken and conditions we have agreed to in connection with the regulatory proceedings and approvals of the Transactions including the disposition of Sprint’s prepaid wireless business (other than certain excluded assets) and certain related liabilities to DISH Network Corporation (the “Prepaid Transaction”) on July 1, 2020, the complaint and proposed final judgment agreed to by us, Deutsche Telekom AG, Sprint, SoftBank Group Corp. and DISH Network Corporation (“DISH”) with the U.S. District Court for the District of Columbia, which was approved by the Court on April 1, 2020, the proposed commitments filed with the Secretary of the FCC, which we announced on May 20, 2019, certain national security commitments and undertakings, and any other commitments or undertakings entered into, including but not limited to those we have made to certain states and nongovernmental organizations;

•	the ongoing commercial and transition services arrangements that we entered into with DISH in connection with the Prepaid Transaction, which we completed on July 1, 2020;
•	the assumption of significant liabilities, including the liabilities of Sprint in connection with, and significant costs, including financing costs, related to the Transactions;
•	our ability to make payments on debt or to repay existing or future indebtedness when due or to comply with the covenants contained therein;
•	adverse changes in the ratings of our debt securities or adverse conditions in the credit markets;
•	natural disasters, public health crises, including the COVID-19 pandemic, terrorist attacks or similar incidents;
•	competition, industry consolidation and changes in the market for wireless services, which could negatively affect our ability to attract and retain customers;
•	the effects of any future merger, investment, or acquisition involving us, as well as the effects of mergers, investments or acquisitions in the technology, media and telecommunications industry;
3

•	breaches of our and/or our third-party vendors’ networks, information technology and data security, resulting in unauthorized access to customer confidential information;
•	inability to implement and maintain effective cybersecurity measures over critical business systems;
•	challenges in implementing our business strategies or funding our operations, including payment for additional spectrum or network upgrades;
•	the impact on our networks and business from major system and network failures;
•	difficulties in managing growth in wireless data services, including network quality;
•	material changes in available technology and the effects of such changes, including product substitutions and deployment costs and performance;
•	the timing, scope and financial impact of our deployment of advanced network and business technologies;
•	the occurrence of high fraud rates related to device financing, customer credit cards, dealers, subscriptions, or account take over fraud;
•	our inability to retain and hire key personnel;
•	any changes in the regulatory environments in which we operate, including any increase in restrictions on the ability to operate our networks and changes in data privacy laws;
•	unfavorable outcomes of existing or future litigation or regulatory actions, including litigation or regulatory actions related to the Transactions;
•	the possibility that we may be unable to adequately protect our intellectual property rights or be accused of infringing the intellectual property rights of others;
•	changes in tax laws, regulations and existing standards and the resolution of disputes with any taxing jurisdictions;
•	the possibility that we may be unable to renew our spectrum leases on attractive terms or acquire new spectrum licenses or leases at reasonable costs and terms;
•	any disruption or failure of third parties (including key suppliers) to provide products or services;
•	material adverse changes in labor matters, including labor campaigns, negotiations or additional organizing activity, and any resulting financial, operational and/or reputational impact;
•	changes in accounting assumptions that regulatory agencies, including the SEC, may require, which could result in an impact on earnings; and
•	interests of our significant stockholders that may differ from the interests of other stockholders.
Additional information concerning these and other risk factors is contained in the documents incorporated herein by reference.
Forward-looking statements in this prospectus, any accompanying prospectus supplement or the documents incorporated by reference speak only as of the date of this prospectus, the applicable prospectus supplement or the applicable document incorporated by reference (or such earlier date as may be specified in the applicable prospectus supplement or other document), as applicable, are based on assumptions and expectations as of such dates, and involve risks, uncertainties and assumptions, many of which are beyond our ability to control or predict, including the factors above. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. We undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements, except as required by law. For more information, see the section entitled “Where You Can Find More Information.” The results presented for any period may not be reflective of results for any subsequent period.
You should carefully read and consider the cautionary statements contained or referred to in this section in connection with any subsequent written or oral forward-looking statements that may be issued by us or persons acting on our behalf, and all future written and oral forward-looking statements attributable to us are expressly qualified in their entirety by the foregoing cautionary statements.
4

RISK FACTORS
An investment in our securities involves risks. You should carefully consider the risks described in the sections entitled “Risk Factors” in any prospectus supplement and those set forth in documents incorporated by reference in this prospectus and any applicable prospectus supplement, as well as other information in this prospectus and any applicable prospectus supplement, before purchasing any of our securities. Each of the risks described in these sections and documents could materially and adversely affect our business, financial condition, results of operations and prospects, and could result in a loss of your investment. Additional risks and uncertainties not known to us or that we deem immaterial may also impair our business, financial condition, results of operations and prospects.
5

USE OF PROCEEDS
Unless otherwise indicated in the applicable prospectus supplement, we expect to use the net proceeds from the sale of the securities by us described in this prospectus for general corporate purposes, which could include, but may not be limited to, working capital, capital expenditures, the repayment or refinancing, in whole or in part, of debt, acquisition of additional spectrum, asset or business acquisitions, repurchase, redemption or retirement of securities, corporate development opportunities and future technology initiatives.
6

DESCRIPTION OF DEBT SECURITIES AND GUARANTEES OF DEBT SECURITIES
We may issue debt securities and guarantees of debt securities. We will set forth in the accompanying prospectus supplement a description of the debt securities and guarantees of debt securities that may be offered under this prospectus. The applicable prospectus supplement and other offering material relating to such offering will describe the specific terms relating to the series of debt securities and guarantees being offered, including a description of the material terms of the indenture (and any supplemental indentures) governing such series. These terms may include the following:
•	the title of the series of the offered debt securities;
•	the price or prices at which the offered debt securities will be issued;
•	any limit on the aggregate principal amount of the offered debt securities;
•	the date or dates on which the principal of the offered debt securities will be payable;
•
the rate or rates (which may be fixed or variable) per year at which the offered debt securities will bear interest, if any, or the method of determining the rate or rates and the date or dates from which interest, if any, will accrue;

•
if the amount of principal, premium or interest with respect to the offered debt securities of the series may be determined with reference to an index or pursuant to a formula, the manner in which these amounts will be determined;

•	the date or dates on which interest, if any, on the offered debt securities will be payable and the regular record dates for the payment thereof;
•
the place or places, if any, in addition to or instead of the corporate trust office of the trustee, where the principal, premium and interest with respect to the offered debt securities will be payable;

•
the period or periods, if any, within which, the price or prices of which, and the terms and conditions upon which the offered debt securities may be redeemed, in whole or in part, pursuant to optional redemption provisions;

•
the terms on which we would be required to redeem or purchase the offered debt securities pursuant to any sinking fund or similar provision, and the period or periods within which, the price or prices at which and the terms and conditions on which the offered debt securities will be so redeemed and purchased in whole or in part;

•	the denominations in which the offered debt securities will be issued, if other than denominations of $2,000 and integral multiples of $1,000;
•
the form of the offered debt securities and whether the offered debt securities are to be issued in whole or in part in the form of one or more global securities and, if so, the identity of the depositary for the global security or securities;

•	the portion of the principal amount of the offered debt securities that is payable on the declaration of acceleration of the maturity, if other than their principal amount;
•
if other than U.S. dollars, the currency or currencies in which the offered debt securities will be denominated and payable, and the holders’ rights, if any, to elect payment in a foreign currency or a foreign currency unit other than that in which the offered debt securities are otherwise payable;

•	whether the offered debt securities will be issued with guarantees and, if so, the terms of any guarantee of the payment of principal and interest with respect to the offered debt securities;
•	any addition to, or modification or deletion of, any event of default or any covenant specified in the indenture;
•
whether the offered debt securities will be convertible or exchangeable into other securities, and if so, the terms and conditions upon which the offered debt securities will be convertible or exchangeable;

•	whether the offered debt securities will be senior or subordinated debt securities;
•	any trustees, authenticating or paying agents, transfer agents or registrars or other agents with respect to the offered debt securities; and
•	any other specific terms of the offered debt securities.
7

PLAN OF DISTRIBUTION
We may sell the securities being offered hereby:
•	directly to purchasers;
•	through agents;
•	through dealers;
•	through underwriters;
•	through a combination of any of the above methods of sale; or
•	through any other methods described in a prospectus supplement.
We will identify the specific plan of distribution, including any direct purchasers, agents, dealers, underwriters and, if applicable, their compensation, the purchase price, the net proceeds to us, the public offering price, and any discounts or concessions allowed or reallowed or paid to dealers, in a prospectus supplement.
The distribution of securities may be effected, from time to time, in one or more transactions, including block transactions and transactions on any organized market where the securities may be traded. The securities may be sold at a fixed price or prices, which may be changed, or at market prices prevailing at the time of sale, at prices relating to the prevailing market prices or at negotiated prices. The consideration may be cash or another form negotiated by the parties. Agents, underwriters or broker-dealers may be paid compensation for offering and selling the securities. That compensation may be in the form of discounts, concessions or commissions to be received from us or from the purchasers of the securities.
Offers to purchase the securities may be solicited directly by us or by agents designated by us from time to time. We will, in the prospectus supplement relating to an offering, name any agent that could be viewed as an underwriter under the Securities Act and describe any commissions we must pay. Any such agent will be acting on a best efforts basis for the period of its appointment or, if indicated in the applicable prospectus supplement, on a firm commitment basis.
If a dealer is utilized in the sale of the securities in respect of which this prospectus is delivered, we will sell the securities to the dealer, as principal. The dealer, which may be deemed to be an underwriter as that term is defined in the Securities Act, may then resell the securities to the public at varying prices to be determined by the dealer at the time of resale. Dealer trading may take place in certain of the securities, including securities not listed on any securities exchange.
If an underwriter or underwriters are utilized in the sale, we will execute an underwriting agreement with the underwriters at the time of sale to them and the names of the underwriters will be set forth in the applicable prospectus supplement, which will be used by the underwriters to make resales of the securities in respect of which this prospectus is delivered to the public. The obligations of underwriters to purchase securities will be subject to certain conditions precedent and the underwriters will be obligated to purchase all of the securities of a series if any are purchased.
We may directly solicit offers to purchase the securities and we may make sales of securities directly to institutional investors or others. These persons may be deemed to be underwriters within the meaning of the Securities Act with respect to any resale of the securities. To the extent required, the prospectus supplement will describe the terms of any such sales, including the terms of any bidding or auction process, if used.
Underwriters, dealers, agents and other persons may be entitled, under agreements that may be entered into with us, to indemnification against certain civil liabilities, including liabilities under the Securities Act, or to contribution with respect to payments that they may be required to make in respect thereof. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.
Any person participating in the distribution of common stock registered under the registration statement that includes this prospectus will be subject to applicable provisions of the Exchange Act, and the applicable SEC rules and regulations, including, among others, Regulation M, which may limit the timing of purchases and sales of our common stock by any such person. Furthermore, Regulation M may restrict the ability of any person engaged in the
8

distribution of our common stock to engage in market-making activities with respect to our common stock. These restrictions may affect the marketability of our common stock and the ability of any person or entity to engage in market-making activities with respect to our common stock.
In order to facilitate the offering of the securities, any underwriters may engage in transactions that stabilize, maintain or otherwise affect the price of the securities or any other securities the prices of which may be used to determine payments on such securities. Specifically, any underwriters may overallot in connection with the offering, creating a short position for their own accounts. In addition, to cover overallotments or to stabilize the price of the securities or of any such other securities, the underwriters may bid for, and purchase, the securities or any such other securities in the open market. Finally, in any offering of the securities through a syndicate of underwriters, the underwriting syndicate may reclaim selling concessions allowed to an underwriter or a dealer for distributing the securities in the offering if the syndicate repurchases previously distributed securities in transactions to cover syndicate short positions, in stabilization transactions or otherwise. Any of these activities may stabilize or maintain the market price of the securities above independent market levels. Any such underwriters are not required to engage in these activities and may end any of these activities at any time.
9

LEGAL MATTERS
Unless otherwise specified in connection with the particular offering of any securities, the validity of the securities offered by this prospectus will be passed upon for us by Fried, Frank, Harris, Shriver & Jacobson LLP, New York, New York. Certain matters pertaining to the laws of Colorado, Georgia, Kansas, Missouri, Nevada, Texas and Virginia will be passed upon for us by Polsinelli PC. Certain matters pertaining to the laws of New Hampshire will be passed upon for us by McLane Middleton Professional Association.
EXPERTS
The T-Mobile US, Inc. financial statements and management’s assessment of the effectiveness of internal control over financial reporting (which is included in Management’s Annual Report on Internal Control over Financial Reporting) incorporated in this prospectus by reference to the Annual Report on Form 10-K for the year ended December 31, 2019 have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
The consolidated financial statements of Sprint and subsidiaries incorporated in this prospectus by reference from the Company’s Current Report on Form 8-K filed on May 18, 2020, have been audited by Deloitte & Touche LLP, independent auditors, as set forth in their report (which report expresses an unqualified opinion and includes an explanatory paragraph relating to Sprint’s adoption of Accounting Standard Update No. 2016-02, Leases (Topic 842), and an emphasis of matter paragraph relating to the acquisition of Sprint by the Company on April 1, 2020) incorporated by reference herein. Such consolidated financial statements have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.
WHERE YOU CAN FIND MORE INFORMATION
We file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are available over the Internet at the SEC’s web site at www.sec.gov. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at http://www.sec.gov. Our filings with the SEC are also available on our website at www.t-mobile.com. The information on our website is not incorporated by reference in this prospectus or any prospectus supplement and you should not consider it a part of this prospectus or any accompanying prospectus supplement.
10

INFORMATION INCORPORATED BY REFERENCE
The SEC allows us to “incorporate by reference” the information we file with them, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this prospectus and any accompanying prospectus supplement, and later information filed with the SEC will automatically update and supersede this information. We incorporate by reference the documents listed below and all documents subsequently filed with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), prior to the termination of the offering under this prospectus and any prospectus supplement (in each case, other than information deemed furnished and not filed in accordance with SEC rules, including pursuant to Items 2.02 and 7.01 of Form 8-K or corresponding information furnished under Item 9.01 or included in a furnished exhibit, except as stated specifically below):
•
the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 filed with the SEC on February 6, 2020, including those portions of our Proxy Statement on Schedule 14A filed with the SEC on April 21, 2020 that are incorporated by reference in such Annual Report;

•
the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2020 and June 30, 2020 filed with the SEC on May 6, 2020 and August 6, 2020 (as amended by Amendment No. 1 to the Quarterly Report on Form 10-Q filed on August 10, 2020); and

•
the Company’s Current Reports on Form 8-K filed with the SEC on February 11, 2020, February 19, 2020, February 20, 2020, March 12, 2020, March 19, 2020, March 25, 2020, April 1, 2020 at 9:23 a.m. Eastern time (as amended by the Current Report on Form 8-K/A filed on April 17, 2020), April 1, 2020 at 9:40 a.m. Eastern time (excluding all information deemed furnished and not filed other than the sections titled “Risk Factors” and “Recent Developments” in Exhibit 99.1 thereto), April 13, 2020, April 16, 2020, April 24, 2020, May 18, 2020, June 8, 2020, June 17, 2020 at 4:46 p.m. Eastern time, June 17, 2020 at 5:04 p.m. Eastern time, June 18, 2020, June 22, 2020, June 26, 2020 at 4:26 p.m. Eastern time, June 26, 2020 at 4:34 p.m. Eastern time, July 1, 2020, July 28, 2020, August 4, 2020, September 17, 2020 and September 18, 2020.

The financial statements of Sprint and subsidiaries included in our Current Report on Form 8-K/A filed on April 17, 2020 have been superseded by the financial statements in our Current Report on Form 8-K filed on May 18, 2020 and therefore Deloitte & Touche LLP has not reissued their opinion included in the prior filing.
You may request a copy of these filings (other than an exhibit to a filing unless that exhibit is specifically incorporated by reference into that filing) at no cost, by writing to or telephoning us at the following address:
David A. Miller
Executive Vice President, General Counsel and Secretary
T-Mobile US, Inc.
12920 SE 38th Street
Bellevue, Washington 98006
(425) 383-4000
11

PROSPECTUS

T-MOBILE USA, INC.
$1,000,000,000 4.000% Senior Notes due 2022-1
$1,000,000,000 4.500% Senior Notes due 2026-1
$1,250,000,000 5.375% Senior Notes due 2027-1
$1,500,000,000 4.750% Senior Notes due 2028-1
This prospectus relates to the resale of notes of T-Mobile USA, Inc. (“T-Mobile USA” or “Issuer”), a wholly-owned subsidiary of T-Mobile US, Inc. (“Parent” or the “Company”), including 4.000% Senior Notes due 2022-1 in an aggregate principal amount of up to $1,000,000,000 (the “2022 notes”), 4.500% Senior Notes due 2026-1 in an aggregate principal amount of up to $1,000,000,000 (the “2026 notes”), 5.375% Senior Notes due 2027-1 in an aggregate principal amount of up to $1,250,000,000 (the “2027 notes”) and 4.750% Senior Notes due 2028-1 in an aggregate principal amount of up to $1,500,000,000 (the “2028 notes” and collectively with the 2022 notes, the 2026 notes and the 2027 notes, the “notes” and each a “series” of notes). We will not receive any of the proceeds from the sale of the notes by the selling securityholder.
The 2022 notes bear interest at a rate of 4.000% per year and mature on April 15, 2022. The 2026 notes bear interest at a rate of 4.500% per year and mature on February 1, 2026. The 2027 notes bear interest at a rate of 5.375% per year. As a result of an amendment to the indenture governing the 2027 notes, the 2027 notes mature on April 15, 2022. The 2028 notes bear interest at a rate of 4.750% per year and mature on February 1, 2028. The Issuer pays interest on the 2022 notes and 2027 notes on each April 15 and October 15 of each year. The Issuer pays interest on the 2026 notes and 2028 notes on February 1 and August 1 of each year.
The notes of each series will be redeemable, in whole or in part, at any time on or after the dates and at the redemption prices specified in the applicable “Description of Notes” section of this prospectus under “—Optional Redemption” plus accrued and unpaid interest to, but not including, the redemption date. The Issuer also may redeem the notes of each series prior to the dates specified in the applicable “Description of Notes” section of this prospectus under “—Optional Redemption” at a specified redemption price plus an applicable premium, plus accrued and unpaid interest to, but not including, the redemption date.
If the Issuer experiences certain change of control triggering events, the Issuer will be required to offer to purchase the notes of each series at a repurchase price equal to 101% of the principal amount, plus accrued and unpaid interest to, but not including, the repurchase date. See “—Repurchase at the Option of Holders—Change of Control Triggering Event” in the applicable “Description of Notes” section of this prospectus.
The notes are senior unsecured obligations of the Issuer and rank equally with all of the other senior unsecured debt and future senior unsecured debt of the Issuer. The notes are unconditionally guaranteed on a senior unsecured basis by Parent and certain subsidiary guarantors.
The notes are not listed on any securities exchange or included in any automated dealer quotation system.
Investing in our securities involves risks. See “Risk Factors” on page 10 of this prospectus, and any applicable prospectus supplement, and in the documents which are incorporated by reference herein.
Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.
The date of this prospectus is September 28, 2020.

ABOUT THIS PROSPECTUS
This prospectus is part of a registration statement on Form S-3 under the Securities Act of 1933, as amended (the “Securities Act”), that we filed with the Securities and Exchange Commission (the “SEC”) using the “shelf” registration process. Under this shelf registration process, the selling securityholder named in this prospectus may offer and sell the securities described in this prospectus in one or more offerings. This prospectus provides you with a general description of the securities the selling securityholder may offer. Each time the selling securityholder offers the securities described in this prospectus, the selling securityholder may be required to provide you with this prospectus, and in certain cases, a prospectus supplement. A prospectus supplement may add, update or change information contained in this prospectus. If information varies between this prospectus and any accompanying prospectus supplement, you should rely on the information in the accompanying prospectus supplement. This prospectus does not contain all the information provided in the registration statement filed with the SEC. You should carefully read both this prospectus and any prospectus supplement together with the additional information described below under “Where You Can Find More Information” and “Information Incorporated By Reference” before you make an investment decision.
Neither we nor the selling securityholder have authorized anyone to provide you with different information. This document may only be used where it is legal to sell these securities. You should not assume that the information contained in this prospectus, or in any prospectus supplement, is accurate as of any date other than its date regardless of the time of delivery of the prospectus or prospectus supplement or any sale of the securities.
Any statement made in this prospectus or in a document incorporated or deemed to be incorporated by reference in this prospectus will be deemed to be modified or superseded for purposes of this prospectus to the extent that a statement contained in a prospectus supplement or in any other subsequently filed document that is also incorporated or deemed to be incorporated by reference in this prospectus modifies or supersedes that statement. Any statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this prospectus. See “Information Incorporated By Reference.”
This prospectus and any accompanying prospectus supplement may include trademarks, service marks and trade names owned by us or other companies. All trademarks, service marks and trade names included in this prospectus are the property of their respective owners.
Certain numbers presented in this prospectus may not sum to the totals presented due to rounding.
In this prospectus, unless the context indicates otherwise, references to the “Company” and “our Company” refer to T-Mobile US, Inc. and references to “T-Mobile,” “we,” “our,” “ours” and “us” refer to T-Mobile US, Inc. and its subsidiaries. T-Mobile US, Inc. has no operations separate from its investment in T-Mobile USA, Inc. (“T-Mobile USA”). Accordingly, unless otherwise noted, all of the financial information in this prospectus is presented on a consolidated basis of T-Mobile. References to “you” refer to a prospective investor.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
Certain statements in this prospectus, the documents incorporated by reference and our other public statements include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, including information concerning our future results of operations, are forward-looking statements. These forward-looking statements are generally identified by the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “could” or similar expressions. Forward-looking statements are based on current expectations and assumptions, which are subject to risks and uncertainties that may cause actual results to differ materially from the forward-looking statements. The following important factors, along with the factors identified under “Risk Factors” and the risk factors incorporated by reference herein, could affect future results and cause those results to differ materially from those expressed in the forward-looking statements:
•
failure to realize the expected benefits and synergies of the merger with Sprint Corporation (“Sprint”), pursuant to the Business Combination Agreement with Sprint and the other parties named therein (as amended, the “Business Combination Agreement”) and the other transactions contemplated by the Business Combination Agreement (collectively, the “Transactions”) in the expected timeframes, in part or at all;

•
adverse economic, political or market conditions in the U.S. and international markets, including those caused by the COVID-19 pandemic, and the impact that any of the foregoing may have on us and our customers and other stakeholders;

•
costs of or difficulties in integrating Sprint’s network and operations into our network and operations, including intellectual property and communications systems, administrative and information technology infrastructure and accounting, financial reporting and internal control systems;

•	changes in key customers, suppliers, employees or other business relationships as a result of the consummation of the Transactions;
•	the risk that our business, investor confidence in our financial results and stock price may be adversely affected if our internal controls are not effective;
•	the risk of future material weaknesses resulting from the differences between T-Mobile’s and Sprint’s internal controls environments as we work to integrate and align policies and practices;
•
the impacts of the actions we have taken and conditions we have agreed to in connection with the regulatory proceedings and approvals of the Transactions including the disposition of Sprint’s prepaid wireless business (other than certain excluded assets) and certain related liabilities to DISH Network Corporation (the “Prepaid Transaction”) on July 1, 2020, the complaint and proposed final judgment agreed to by us, Deutsche Telekom AG, Sprint, SoftBank Group Corp. and DISH Network Corporation (“DISH”) with the U.S. District Court for the District of Columbia, which was approved by the Court on April 1, 2020, the proposed commitments filed with the Secretary of the FCC, which we announced on May 20, 2019, certain national security commitments and undertakings, and any other commitments or undertakings entered into, including but not limited to those we have made to certain states and nongovernmental organizations;

•	the ongoing commercial and transition services arrangements that we entered into with DISH in connection with the Prepaid Transaction, which we completed on July 1, 2020;
•	the assumption of significant liabilities, including the liabilities of Sprint in connection with, and significant costs, including financing costs, related to the Transactions;
•	our ability to make payments on debt or to repay existing or future indebtedness when due or to comply with the covenants contained therein;
•	adverse changes in the ratings of our debt securities or adverse conditions in the credit markets;
•	natural disasters, public health crises, including the COVID-19 pandemic, terrorist attacks or similar incidents;
•	competition, industry consolidation and changes in the market for wireless services, which could negatively affect our ability to attract and retain customers;
•	the effects of any future merger, investment, or acquisition involving us, as well as the effects of mergers, investments or acquisitions in the technology, media and telecommunications industry;

•	breaches of our and/or our third-party vendors’ networks, information technology and data security, resulting in unauthorized access to customer confidential information;
•	inability to implement and maintain effective cybersecurity measures over critical business systems;
•	challenges in implementing our business strategies or funding our operations, including payment for additional spectrum or network upgrades;
•	the impact on our networks and business from major system and network failures;
•	difficulties in managing growth in wireless data services, including network quality;
•	material changes in available technology and the effects of such changes, including product substitutions and deployment costs and performance;
•	the timing, scope and financial impact of our deployment of advanced network and business technologies;
•	the occurrence of high fraud rates related to device financing, customer credit cards, dealers, subscriptions, or account take over fraud;
•	our inability to retain and hire key personnel;
•	any changes in the regulatory environments in which we operate, including any increase in restrictions on the ability to operate our networks and changes in data privacy laws;
•	unfavorable outcomes of existing or future litigation or regulatory actions, including litigation or regulatory actions related to the Transactions;
•	the possibility that we may be unable to adequately protect our intellectual property rights or be accused of infringing the intellectual property rights of others;
•	changes in tax laws, regulations and existing standards and the resolution of disputes with any taxing jurisdictions;
•	the possibility that we may be unable to renew our spectrum leases on attractive terms or acquire new spectrum licenses or leases at reasonable costs and terms;
•	any disruption or failure of third parties (including key suppliers) to provide products or services;
•	material adverse changes in labor matters, including labor campaigns, negotiations or additional organizing activity, and any resulting financial, operational and/or reputational impact;
•	changes in accounting assumptions that regulatory agencies, including the SEC, may require, which could result in an impact on earnings; and
•	interests of our significant stockholders that may differ from the interests of other stockholders.
Additional information concerning these and other risk factors is contained in the documents incorporated herein by reference.
Forward-looking statements in this prospectus, any accompanying prospectus supplement or the documents incorporated by reference speak only as of the date of this prospectus, the applicable prospectus supplement or the applicable document incorporated by reference (or such earlier date as may be specified in the applicable prospectus supplement or other document), as applicable, are based on assumptions and expectations as of such dates, and involve risks, uncertainties and assumptions, many of which are beyond our ability to control or predict, including the factors above. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. We undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements, except as required by law. For more information, see the section entitled “Where You Can Find More Information.” The results presented for any period may not be reflective of results for any subsequent period.
You should carefully read and consider the cautionary statements contained or referred to in this section in connection with any subsequent written or oral forward-looking statements that may be issued by us or persons acting on our behalf, and all future written and oral forward-looking statements attributable to us are expressly qualified in their entirety by the foregoing cautionary statements.

DEFINED TERMS
As used in this prospectus, unless otherwise noted or the context requires otherwise:
•
the “Credit Agreement” means the Credit Agreement, dated as of April 1, 2020, by and among T-Mobile USA, as borrower, Deutsche Bank AG New York Branch, as administrative agent, and the lenders and financial institutions party thereto, initially providing for a $4.0 billion term loan facility and a $4.0 billion revolving credit facility (the “Revolving Credit Facility”);

•	the “Existing SC Notes” means, collectively, Sprint Corporation’s 7.250% Notes due 2021, 7.875% Notes due 2023, 7.125% Notes due 2024, 7.625% Notes due 2025 and 7.625% Notes due 2026;
•	the “Existing SCC Notes” means, collectively, Sprint Capital Corporation’s 6.875% Senior Notes due 2028 and 8.750% Senior Notes due 2032;
•	the “Existing SCI Notes” means, collectively, Sprint Communications, Inc.’s 11.500% Senior Notes due 2021, 7.000% Notes due 2020 and 6.000% Notes due 2022;
•
the “Existing Sprint Spectrum-Backed Notes” means, collectively, the Existing Sprint Spectrum Note Entities’ Series 2016-1 3.360% Senior Secured Notes, Class A-1, Series 2018-1 4.738% Senior Secured Notes, Class A-1 and Series 2018-1 5.152% Senior Secured Notes, Class A-2;

•	the “Existing Sprint Spectrum Note Entities” means a group of bankruptcy-remote special purpose entities formed for the Sprint Spectrum Note Facility;
•	the “Existing Sprint Unsecured Notes” means, collectively, the Existing SC Notes, the Existing SCC Notes and the Existing SCI Notes;
•
the “Existing T-Mobile Secured Notes” means, collectively, the Issuer’s 3.500% Senior Notes due 2025, 1.500% Senior Notes due 2026, 3.750% Senior Notes due 2027, 2.050% Senior Notes due 2028, 2.550% Senior Notes due 2031, 3.875% Senior Notes due 2030, 4.375% Senior Notes due 2040 and 4.500% Senior Notes due 2050;

•
the “Existing T-Mobile Unsecured Notes” means, collectively, the Issuer’s 4.000% Senior Notes due 2022, 6.000% Senior Notes due 2023, 6.000% Senior Notes due 2024, 5.125% Senior Notes due 2025, 4.500% Senior Notes due 2026, 6.500% Senior Notes due 2026, 5.375% Senior Notes due 2027 and 4.750% Senior Notes due 2028;

•
the “Incremental Amendment” means the First Incremental Facility Amendment, dated as of September 16, 2020, to the Credit Agreement, pursuant to which the aggregate commitment under the Revolving Credit Facility was increased to $5.5 billion;

•	the “Senior Notes” means, collectively, the Existing Sprint Unsecured Notes, the Existing T-Mobile Secured Notes and the Existing T-Mobile Unsecured Notes; and
•	the “Sprint Spectrum Note Facility” means Sprint’s existing spectrum securitization notes program.

PROSPECTUS SUMMARY
This summary does not include all of the information you should consider before deciding to purchase any notes. Please review this entire prospectus and the information incorporated by reference herein, including the risk factors and our consolidated financial statements and related notes, before you decide to purchase any notes.
Our Company
We are the Un-carrier. Through our Un-carrier strategy, we have disrupted the wireless communications services industry, by actively engaging with and listening to our customers and eliminating their existing pain points, including providing them with added value and an exceptional experience and implementing signature Un-carrier initiatives that have changed wireless for good. We ended annual service contracts, overages, unpredictable international roaming fees, data buckets and so much more. We are inspired by a relentless customer experience focus, consistently leading the wireless industry in customer care by delivering an excellent customer experience with our “Team of Experts,” which drives our record-high customer satisfaction levels while enabling operational efficiencies.
We provide wireless services to postpaid, prepaid and wholesale customers and generate revenue by providing affordable wireless communications services to these customers, as well as a wide selection of wireless devices and accessories. Our most significant expenses relate to acquiring and retaining high-quality customers, providing a full range of devices, compensating employees, and operating and expanding our network. We provide service, devices and accessories across our flagship brands, T-Mobile, Metro by T-Mobile and Sprint, through our owned and operated retail stores, as well as through our websites, T-Mobile app and customer care channels. In addition, we sell devices to dealers and other third-party distributors for resale through independent third-party retail outlets and a variety of third-party websites.
On April 1, 2020, we completed our merger with Sprint in an all-stock transaction. Sprint is a communications company that offers a comprehensive range of wireless and wireline communications products and services. Our corporate headquarters and principal executive offices are located at 12920 SE 38th Street, Bellevue, Washington 98006. Our telephone number is (425) 378-4000.

The Notes
This prospectus relates to the resale of the notes described herein by the selling securityholder identified under “Selling Securityholder” below.
Issuer
T-Mobile USA, Inc.
Notes Offered
$1,000,000,000 aggregate principal amount of 4.000% Senior Notes due 2022-1
$1,000,000,000 aggregate principal amount of 4.500% Senior Notes due 2026-1
$1,250,000,000 aggregate principal amount of 5.375% Senior Notes due 2027-1
$1,500,000,000 aggregate principal amount of 4.750% Senior Notes due 2028-1
Maturity
The 2022 notes will mature on April 15, 2022
The 2026 notes will mature on February 1, 2026
The 2027 notes will mature on April 15, 2022
The 2028 notes will mature on February 1, 2028
Interest Rates
The 2022 notes bear interest at a rate of 4.000% per year
The 2026 notes bear interest at a rate of 4.500% per year
The 2027 notes bear interest at a rate of 5.375% per year
The 2028 notes bear interest at a rate of 4.750% per year
Interest Payment Dates
The Issuer pays interest on the 2022 notes and 2027 notes on each April 15 and October 15 of each year.
The Issuer pays interest on the 2026 notes and 2028 notes on February 1 and August 1 of each year.
Optional Redemption
The Issuer may, at its option, redeem some or all of the 2022 notes at any time on or after March 16, 2022 at the redemption prices specified under “Description of 2022 Notes and 2027 Notes—Optional Redemption—2022 Notes,” plus accrued and unpaid interest, if any, to, but not including, the redemption date. Prior to March 16, 2022, the Issuer may, at its option, redeem some or all of the 2022 notes at a make-whole price, plus accrued and unpaid interest, if any, to, but not including, the redemption date.
The Issuer may, at its option, redeem some or all of the 2026 notes at any time on or after February 1, 2021 at the redemption prices specified under “Description of 2026 Notes and 2028 Notes—Optional Redemption—2026 Notes,” plus accrued and unpaid interest, if any, to, but not including, the redemption date. Prior to February 1, 2021, the Issuer may, at its option, redeem some or all of the 2026 notes at a make-whole price, plus accrued and unpaid interest, if any, to, but not including, the redemption date. In addition, prior to February 1, 2021, the Issuer may, at its option, redeem up to 40% of the aggregate principal amount of the 2026 notes with an amount equal to the net cash proceeds of certain sales of equity securities or certain contributions to its equity at the redemption prices described in the section “Description of 2026 Notes and 2028 Notes—Optional Redemption,” plus accrued and unpaid interest, if any, to, but not including, the redemption date.
The Issuer may, at its option, redeem some or all of the 2027 notes prior to April 15, 2022 at a make-whole price, plus accrued and unpaid interest, if any, to, but not including, the redemption date described in the section “Description of 2022 Notes and 2027 Notes—Optional Redemption.”
The Issuer may, at its option, redeem some or all of the 2028 notes at any time on or after February 1, 2023 at the redemption prices specified under “Description of 2026 Notes and 2028 Notes—Optional Redemption—2028 Notes,” plus accrued and unpaid interest, if any, to, but not including, the redemption date. Prior to February 1, 2023, the Issuer may, at its option, redeem some or all of the 2028 notes at a make-whole price, plus accrued and unpaid interest, if any, to, but not including, the redemption date. In addition, prior to February 1, 2021, the Issuer may, at its option, redeem up to 40% of the aggregate principal amount of the 2028 notes with an amount equal to the net cash proceeds of certain sales of equity securities or certain contributions to its equity at the redemption prices described in the section “Description of 2026 Notes and 2028 Notes—Optional Redemption,” plus accrued and unpaid interest, if any, to, but not including, the redemption date.
Mandatory Redemption
The Issuer is not required to make sinking fund payments with respect to the notes of any series.
The Issuer is not required to make mandatory redemption payments with respect to the 2022 notes, 2026 notes, 2027 notes or 2028 notes.
Note Guarantees
The Issuer’s obligations under the notes are jointly and severally guaranteed by Parent and the Issuer’s wholly-owned domestic restricted subsidiaries (other than certain designated special purpose entities, a reinsurance subsidiary and immaterial subsidiaries). The Issuer’s obligations under the notes will be guaranteed by any future wholly-owned domestic restricted subsidiaries (other than certain designated special purpose entities, a reinsurance subsidiary and immaterial subsidiaries), all of the Issuer’s restricted subsidiaries that guarantee other material indebtedness, and any future subsidiary of Parent that directly or indirectly owns any equity interests of the Issuer. See “—The Note Guarantees” in the applicable “Description of Notes” section of this prospectus.

Certain Covenants
The indentures governing the notes contain covenants that, among other things, limit the ability of the Issuer and its restricted subsidiaries to:
•	incur more debt;
•	pay dividends and make distributions;
•	make certain investments;
•	repurchase stock;
•	create liens or other encumbrances;
•	enter into transactions with affiliates;
•	enter into agreements that restrict dividends or distributions from subsidiaries; and
•	merge, consolidate or sell, or otherwise dispose of, substantially all of their assets.
These covenants are subject to a number of important limitations and exceptions that are described later in this prospectus under the caption “—Certain Covenants” in each “Description of Notes” section of this prospectus. If the notes are assigned an investment grade rating by at least two of Standard & Poor’s Rating Services (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) and Fitch Ratings, Inc. (“Fitch”) and no default has occurred or is continuing, certain covenants will cease to apply and will not be later reinstated even if the rating of the notes should subsequently decline. See “—Certain Covenants—Changes in Covenants When Notes Rated Investment Grade” in the applicable “Description of Notes” section of this prospectus.
Asset Sale Proceeds
If the Issuer or its restricted subsidiaries engage in certain types of asset sales, the Issuer generally must use the net cash proceeds from the sale either to make investments in its business (through capital expenditures, acquisitions or otherwise) or to repay permanently debt under credit facilities, including borrowings under the Credit Agreement, or secured by assets sold within a certain period of time after such sale; otherwise the Issuer must make an offer to purchase a principal amount of the notes and other pari passu indebtedness equal to the excess net cash proceeds. The purchase price of the notes would be 100% of their principal amount, plus accrued and unpaid interest, if any, to, but not including, the repurchase date. See “—Repurchase at the Option of Holders—Asset Sales” in the applicable “Description of Notes” section of this prospectus.
Change of Control Triggering Event
If the Issuer experiences certain change of control triggering events (consisting of both a change of control and a ratings downgrade), the Issuer must make an offer to each holder to repurchase the notes at a price in cash equal to 101% of their principal amount, plus accrued and unpaid interest, if any, to, but not including, the purchase date. See “—Repurchase at the Option of Holders—Change of Control Triggering Event” in the applicable “Description of Notes” section of this prospectus.
Use of Proceeds
We will not receive any of the proceeds from the sale of the notes by the selling securityholder.
Absence of Public Market for the Notes
There is currently no established trading market for the notes. As a result, a liquid market for the notes may not be available if you wish to sell your notes. We do not intend to apply for a listing of the notes on any securities exchange or quotation of the notes on any automated dealer quotation system.
Risk Factors
You should consider carefully all of the information set forth in this prospectus and, in particular, you should carefully evaluate the specific factors under “Risk Factors” beginning on page 10 of this prospectus and those risk factors incorporated by reference herein.

RISK FACTORS
An investment in the notes involves a high degree of risk. Prior to making a decision about investing in the Notes, you should carefully consider the following risks and uncertainties, as well as those discussed under the caption “Risk Factors” in Parent’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2020 and June 30, 2020. If any of the risks described in this prospectus supplement or accompanying prospectus, or the risks described in any documents incorporated by reference in this prospectus supplement or the accompanying prospectus, actually occur, our business, prospects, financial condition or operating results could be harmed. In such case, the trading price of the notes could decline, and you may lose all or part of your investment. In addition, many of these risks have been or may be heightened by impacts of the COVID-19 pandemic.
Risks Related to the Notes
Our significant indebtedness could adversely affect our business, financial condition and operating results, and senior creditors would have a secured claim to any collateral securing the debt owed to them.
We have, and we expect that we will continue to have, a significant amount of debt. As of June 30, 2020, we had outstanding indebtedness with a carrying value of approximately $72.7 billion, excluding letter of credit obligations, including $27.0 billion in aggregate principal amount of outstanding secured indebtedness. Our secured indebtedness consisted of $23.0 billion in aggregate principal amount of Existing T-Mobile Secured Notes and $4.0 billion in aggregate principal amount of secured term indebtedness under the Credit Agreement. In addition, we had $13.1 billion in aggregate principal amount of outstanding unsecured indebtedness under the Existing T-Mobile Unsecured Notes and the notes (excluding $4.0 billion in aggregate principal amount of Existing T-Mobile Unsecured Notes called for redemptions subsequent to June 30, 2020), $19.8 billion in aggregate principal amount of outstanding unsecured indebtedness under the Existing Sprint Unsecured Notes (excluding $1.5 billion in aggregate principal amount of Existing Sprint Unsecured Notes that matured on August 15, 2020) and approximately $3.1 billion in tower obligations (as described in Note 9 in the unaudited consolidated financial statements in our Quarterly Report on Form 10-Q). In addition, as of June 30, 2020, an aggregate $5.0 billion in aggregate principal amount of Existing Sprint Spectrum-Backed Notes was outstanding and up to $2.0 billion remained available for issuance under the Sprint Spectrum Note Facility. Assuming that on June 30, 2020, we had completed the Incremental Amendment, we also would have had $5.5 billion of revolving borrowings available on a secured basis under the Credit Agreement.
Our ability to make payments on our debt, to repay our indebtedness when due and to fund our capital intensive business and operations and significant planned capital expenditures will depend on our ability to generate cash in the future. There can be no assurance that sufficient funds will be available to us under our borrowings or otherwise. Our ability to produce cash from operations is subject to a number of risks, including:
•	introduction of new products and services by us or our competitors or changes in service plans or pricing by us or our competitors;
•	customers’ acceptance of our service offerings;
•	our ability to control our costs and maintain our current cost structure; and
•	our ability to continue to grow our customer base and maintain projected levels of churn.
Our debt service obligations could have important material consequences to you, including the following:
•
limiting our ability to borrow money or sell stock to fund working capital, capital expenditures, debt service requirements, acquisitions, technological initiatives and other general corporate purposes;

•	making it more difficult for us to make payments on indebtedness and satisfy obligations under the notes;
•	increasing our vulnerability to general economic downturns and industry conditions and limiting our ability to withstand competitive pressure;
•	limiting our flexibility in planning for, or reacting to, changes in our business or the communications industry or pursuing growth opportunities;
•	limiting our ability to increase our capital expenditures to roll out new services or to upgrade our networks to new technologies, such as LTE and 5G;
•	limiting our ability to purchase additional spectrum, expand existing service areas or develop new metropolitan areas in the future;

•
reducing the amount of cash available for working capital needs, capital expenditures for existing and new markets and other corporate purposes by requiring us to dedicate a substantial portion of cash flow from operations to the payment of principal of, and interest on, indebtedness; and

•	placing us at a competitive disadvantage to competitors who are less leveraged than we are.
Any of these risks could impair our ability to fund our operations or limit our ability to obtain additional spectrum, or expand our business as planned, which could have a material adverse effect on our business, financial condition, and operating results. Any such risks could also have an adverse effect on the trading prices of the notes.
To the extent we become party to any hedging agreements, we may be exposed to credit-related losses in the event of nonperformance by counterparties to such hedging agreements. The primary credit exposure that we have with respect to any hedging agreements is that a counterparty will default on payments due, which could result in us having to acquire a replacement derivative from a different counterparty at a higher cost or we may be unable to find a suitable replacement. Although counterparties to any hedging agreements may be major financial institutions we would still be exposed to credit risk with these institutions. In addition, any netting and/or set off rights we may have through master netting arrangements with these counterparties may not apply to affiliates of a counterparty with whom we may have various other financial arrangements. If any financial institutions that are parties to any hedging agreements with us were to default on their payment obligations to us, declare bankruptcy or become insolvent, we may be unhedged against the underlying exposures. Any of these risks could have a material adverse effect on our business, financial condition and operating results. Additionally, if the counterparties’ and our obligations under any hedging agreements are required to be secured by cash or U.S. Treasury securities, any posting of collateral by us under such arrangements would negatively impact our liquidity. The modification or termination of any such hedging agreements could also negatively impact our liquidity or other financial metrics.
Some of our debt also has a floating rate of interest linked to various indices. If changes in the indices result in interest rate increases, debt service requirements will increase, which could adversely affect our cash flow and operating results.
In addition, any agreements we have and may continue to enter into to limit our exposure to interest rate increases may not offer complete protection from this risk, and any portion of our indebtedness not subject to such agreements would have full exposure to interest rate increases.
Any of these risks could have a material adverse effect on our business, financial condition and operating results.
Even with our current levels of indebtedness, we may incur additional indebtedness. This could further exacerbate the risks associated with our leverage.
Although we have substantial indebtedness, we may still be able to incur significantly more debt, including more secured debt, as market conditions and contractual obligations permit, which could further reduce the cash available to us to invest in operations, as a result of increased debt service obligations. The terms of the agreements governing our long-term indebtedness allow for the incurrence of additional indebtedness by us and our subsidiaries, subject to specified limitations. In particular, as of June 30, 2020, assuming that we had completed the Incremental Amendment, we also would have had $5.5 billion available for borrowings under the Revolving Credit Facility. The more leveraged we become, the more we, and in turn the holders of our securities, become exposed to the risks described above in the risk factor entitled “Our significant indebtedness could adversely affect our business, financial condition and operating results, and senior creditors would have a secured claim to any collateral securing the debt owed to them.”
The notes and the guarantees are unsecured and effectively subordinated to the Issuer’s and the guarantors’ existing and future secured indebtedness, including the Existing T-Mobile Secured Notes and borrowings under the Credit Agreement, and structurally subordinated to the indebtedness and other liabilities of the Issuer’s non-guarantor subsidiaries.
The notes and the guarantees are general unsecured, unsubordinated obligations ranking effectively junior in right of payment to all existing and future secured debt of the Issuer and of each guarantor, including the Existing T-Mobile Secured Notes and borrowings under the Credit Agreement, to the extent of the value of the collateral securing such debt, and are structurally subordinated to any existing or future indebtedness, any future preferred stock and other liabilities of the Issuer’s non-guarantor subsidiaries. The notes also permit us to incur certain additional secured debt.

If the Issuer or a guarantor is declared bankrupt, becomes insolvent or is liquidated or reorganized, any secured debt of the Issuer or of that guarantor, including borrowings under the Credit Agreement, will be entitled to be paid in full from the Issuer’s assets or the assets of the guarantor, as applicable, securing that debt before any payment may be made with respect to the notes or the guarantees.
Holders of the notes will participate ratably in any remaining assets with all holders of the Issuer’s and each guarantor’s unsecured indebtedness that is not by its terms subordinated to the notes, including all of the Issuer’s and each guarantor’s other general creditors, based upon the respective amounts owed to each holder or creditor. In any of the foregoing events, there may not be sufficient assets to pay the indebtedness and other obligations owed to secured creditors and the amounts due on the notes. As a result, holders of the notes would likely receive less, ratably, than holders of secured indebtedness. It is possible that there will be no assets from which claims of holders of the notes can be satisfied.
As of June 30, 2020, we had outstanding indebtedness with a carrying value of approximately $72.7 billion, excluding letter of credit obligations, including $27.0 billion in aggregate principal amount of outstanding secured indebtedness. Our secured indebtedness consisted of $23.0 billion in aggregate principal amount of Existing T-Mobile Secured Notes and $4.0 billion in aggregate principal amount of secured term indebtedness under the Credit Agreement. In addition, we had $13.1 billion in aggregate principal amount of outstanding unsecured indebtedness under the Existing T-Mobile Unsecured Notes and the notes (excluding $4.0 billion in aggregate principal amount of Existing T-Mobile Unsecured Notes called for redemptions subsequent to June 30, 2020), $19.8 billion in aggregate principal amount of outstanding unsecured indebtedness under the Existing Sprint Unsecured Notes (excluding $1.5 billion in aggregate principal amount of Existing Sprint Unsecured Notes that matured on August 15, 2020) and approximately $3.1 billion in tower obligations. In addition, as of June 30, 2020, an aggregate $5.0 billion in aggregate principal amount of Existing Sprint Spectrum-Backed Notes was outstanding and up to $2.0 billion remained available for issuance under the Sprint Spectrum Note Facility. Assuming that on June 30, 2020, we had completed the Incremental Amendment, we also would have had $5.5 billion of revolving borrowings available on a secured basis under the Credit Agreement. The notes are effectively subordinated to the secured debt to the extent of the value of the assets constituting collateral securing this secured debt.
In addition, creditors of current and future subsidiaries of the Issuer that do not guarantee the notes would have claims, with respect to the assets of those subsidiaries that rank structurally senior to the notes. As of June 30, 2020, our non-guarantor subsidiaries had approximately $9.9 billion of total assets and approximately $7.2 billion of outstanding indebtedness and tower obligations. In the event of any distribution or payment of assets of such subsidiaries in any dissolution, winding up, liquidation, reorganization, or other bankruptcy proceeding, the claims of those creditors must be satisfied prior to making any such distribution or payment to the Issuer in respect of direct or indirect equity interests in such subsidiaries. Certain subsidiaries of the Issuer (such as special purpose entities, a reinsurance subsidiary and immaterial subsidiaries) do not guarantee the notes. See “—The Note Guarantees” in each “Description of Notes” section of this prospectus.
In order to service our debt, we will require a significant amount of cash, which may not be available to us on attractive terms or at all.
Our ability to meet existing or future debt obligations and to reduce indebtedness will depend on future performance and the other cash requirements of our businesses. Our performance, to a certain extent, is subject to general economic conditions and financial, competitive, business, political, regulatory and other factors, including third party rating agency assessments, that are beyond our control. In addition, our ability to borrow funds in the future to make payments on debt will depend on the satisfaction of covenants in the indentures governing the Senior Notes, other debt agreements and other agreements we may enter into in the future. Specifically, under the Revolving Credit Facility under the Credit Agreement, we will need to maintain certain financial ratios on a quarterly basis. We cannot assure you that we will continue to generate sufficient cash flow from operations or that future equity issuances or borrowings will be available to us in an amount sufficient to enable us to satisfy financial covenants under the Credit Agreement, service debt or repay all indebtedness in a timely manner or on favorable or commercially reasonable terms, or at all. If we are unable to satisfy financial covenants or to generate sufficient cash to timely repay debt, our lenders could accelerate the maturity of some or all of our outstanding indebtedness. As a result, we may need to refinance all or a portion of our remaining existing indebtedness prior to its maturity. We also expect to need to refinance certain indebtednes. Disruptions in the financial markets, unfavorable rating agency assessments, the general amount of debt being refinanced at the same time, and our financial position and performance could make it more difficult to obtain debt or equity financing on favorable or commercially favorable reasonable terms or at all. In addition, instability in the global financial markets has from time to time resulted in volatility in the capital markets. This volatility could limit our access to the credit markets, leading to higher borrowing costs or, in some cases, the inability to obtain financing on terms that are acceptable to us, or at all. Any such failure to obtain additional financing could jeopardize our ability to repay, refinance or reduce debt obligations. If we were able to obtain funds, it may not be on terms and conditions acceptable to us, which could limit or preclude our ability to pursue new opportunities, expand our service, upgrade our networks, engage in acquisitions or purchase additional spectrum, thus limiting our ability to expand our business, which could have a material adverse effect on our business, financial condition and operating results.
Further, should we need to raise additional capital, the foreign ownership restrictions mandated by the FCC, and applicable to us, could limit our ability to attract additional equity financing outside the United States.
Upon certain events including a change of control triggering event, we may be required to offer to repurchase all of the Existing T-Mobile Secured Notes, the Existing T-Mobile Unsecured Notes, the notes, all of the Existing Sprint Spectrum-Backed Notes, certain of the Existing Sprint Unsecured Notes and to repay amounts owing under the Credit Agreement, and we may not have the ability to finance such repurchase. Not all significant transactions would constitute a change of control triggering event.
We have in the past been the subject of inquiries or offers related to potential strategic transactions (such as an acquisition of the Company), and we may be the subject of such inquires or offers in the future, and may engage in discussions or negotiations regarding such inquiries or offers that may ultimately lead to a transaction. The indentures governing the T-Mobile Secured Notes, the T-Mobile Unsecured Notes, the notes, the Existing Sprint Spectrum-Backed Notes and certain of the Existing Sprint Unsecured Notes provide that, upon the occurrence of certain change of control triggering events, which change of control triggering events include a change of control combined with certain ratings downgrades or withdrawals as described further under “—Repurchase at the Option of Holders—Change of Control Triggering Event” in each “Description of Notes” section of this prospectus, the Issuer will be required to offer to repurchase all outstanding Existing T-Mobile Secured Notes, all outstanding Existing T-Mobile Unsecured Notes, the notes, all of the Existing Sprint Spectrum-Backed Notes and certain of the Existing Sprint Unsecured Notes at 101% of the principal amount thereof plus accrued and unpaid interest, if any, to the date of repurchase. In addition, any such change of control triggering event is expected to cause an event of default under the Credit Agreement, entitling the lenders to declare all amounts outstanding thereunder to be immediately due and payable. Such a change of control would also trigger repayments with respect to our securitization transactions and capital leases. We may not have access to sufficient funds at the time of the change of control triggering event to make the required repurchases of the Existing T-Mobile Secured Notes, the Existing T-Mobile Unsecured Notes, the notes, the Existing Sprint Spectrum-Backed Notes and certain of the Existing Sprint Unsecured Notes, and repay outstanding amounts under the Credit Agreement or contractual restrictions may not allow such repurchases or repayments. However, not all change of control transactions would trigger our repurchase obligations. Specifically, the change of control provisions in the indentures governing the Existing T-Mobile Secured Notes, the Existing T-Mobile Unsecured Notes, the notes, the Existing Sprint Spectrum-Backed Notes and certain of the Existing Sprint Unsecured Notes will not trigger our repurchase obligations unless both (i) such a transaction constitutes a “Change of Control” under the relevant indenture and (ii) the Change of Control is accompanied or followed by a downgrade or withdrawal of the rating of the notes in the manner and in the time frame described under “—Repurchase at the Option of Holders—Change of Control Triggering Event” in the applicable “Description of Notes” section of this prospectus. In the event that we undergo a significant corporate transaction that does not constitute a Change of Control Triggering Event, the notes and such other obligations generally would be permitted to remain outstanding in accordance with their terms.
The failure to purchase the Senior Notes as required under the respective indentures would result in defaults under such indentures or breach of such noteholder agreement, in addition to any events of default under the Credit Agreement resulting from a change of control triggering event thereunder, any of which could have material adverse consequences for us and the holders of the notes. Any such event of default would likely trigger an event of default on other outstanding or future indebtedness.

The indentures governing the Senior Notes and the Credit Agreement include restrictive covenants that limit our operating flexibility.
The indentures governing the Senior Notes, as well as the Credit Agreement and other financing arrangements, impose significant operating and financial restrictions on us. These restrictions, subject in certain cases to customary baskets, exceptions and incurrence-based ratio tests, may limit our or our restricted subsidiaries’ ability to engage in some transactions, including the following:
•	incurring additional indebtedness and issuing preferred stock;
•
paying dividends, redeeming capital stock or making other restricted payments or investments (although we will have the ability to make significant restricted payments following the issue date under the indentures governing the notes, as described further under “—Certain Covenants—Restricted Payments” in each “Description of Notes” section of this prospectus);

•	selling or buying assets, properties or licenses;
•	developing assets, properties or licenses that we have or in the future may procure;
•	creating liens on assets securing indebtedness or other obligations;
•	participating in future FCC auctions of spectrum or private sales of spectrum;
•	engaging in mergers, acquisitions, business combinations or other transactions;
•	entering into transactions with affiliates; and
•	placing restrictions on the ability of subsidiaries to pay dividends or make other payments.
In addition, the Revolving Credit Facility contains a financial maintenance covenant, requiring us to maintain a total first lien net leverage ratio at the end of each fiscal quarter of 3.30:1.00 or less. Any future debt that we incur may contain financial maintenance covenants as well. These restrictions could limit our ability to obtain debt financing, repurchase stock, refinance or pay principal on our outstanding debt, complete acquisitions for cash or debt or react to changes in our operating environment or the economy.
Any failure to comply with the restrictions of the indentures governing the Senior Notes, the Credit Agreement, or other financing agreements may result in an event of default under these agreements, which in turn may result in defaults or acceleration of obligations under these agreements and other agreements, giving our lenders and other debt holders the right to terminate any commitments they had made to provide us with further funds and to require us to repay all amounts then outstanding. Any of these events could have a material adverse effect on our business, financial condition, and operating results.
The guarantees may not be enforceable because of fraudulent conveyance laws.
The guarantors’ guarantees of the notes may be subject to review under federal bankruptcy law or relevant state fraudulent conveyance laws if we or any guarantor file a petition for bankruptcy or our creditors file an involuntary petition for bankruptcy against us or any guarantor. Under these laws, if a court were to find that, at the time a guarantor incurred debt (including debt represented by the guarantee), such guarantor:
•	incurred this debt with the intent of hindering, delaying or defrauding current or future creditors; or
•	received less than reasonably equivalent value or fair consideration for incurring this debt, and the guarantor:
•	was insolvent or was rendered insolvent by reason of the related financing transactions;
•	was engaged in, or about to engage in, a business or transaction for which its remaining assets constituted unreasonably small capital to carry on its business; or
•
intended to incur, or believed that it would incur, debts beyond its ability to pay these debts as they mature, as all of the foregoing terms are defined in or interpreted under the relevant fraudulent transfer or conveyance statutes;

then the court could void the guarantee or subordinate the amounts owing under the guarantee to the guarantor’s presently existing or future debt or take other actions detrimental to you.

The measure of insolvency for purposes of the foregoing considerations will vary depending upon the law of the jurisdiction that is being applied in any such proceeding. Generally, an entity would be considered insolvent if, at the time it incurred the debt or issued the guarantee:
•	it could not pay its debts or contingent liabilities as they become due;
•	the sum of its debts, including contingent liabilities, is greater than its assets, at a fair valuation; or
•
the present fair saleable value of its assets is less than the amount required to pay the probable liability on its total existing debts and liabilities, including contingent liabilities, as they become absolute and mature.

If a guarantee is voided as a fraudulent conveyance or found to be unenforceable for any other reason, you will not have a claim against that obligor and will only be our creditor or that of any guarantor whose obligation was not set aside or found to be unenforceable. In addition, the loss of a guarantee will constitute an event of default under the indentures relating to the Senior Notes, and may constitute an event of default under the Credit Agreement, which events of default would allow the relevant noteholders or lenders to accelerate the amounts due and payable thereunder, and we may not have the ability to pay any such amounts.
The indentures governing the notes each contain a provision intended to limit each guarantor’s liability to the maximum amount that it could incur without causing the incurrence of obligations under its guarantee to be a fraudulent transfer. This provision may not be effective to protect the guarantees from being voided under fraudulent transfer law, or may eliminate the guarantor’s obligations or reduce the guarantor’s obligations to an amount that effectively makes the guarantee worthless. In a recent Florida bankruptcy case, this kind of provision was found to be ineffective to protect the guarantees.
Many of the covenants in the indentures governing the notes will not apply if the notes are rated investment grade.
The indentures governing the notes provide that many of their covenants will cease to apply to us if the notes are rated investment grade by at least two of Moody’s, Standard & Poor’s and Fitch, provided at such time no default or event of default has occurred and is continuing. The indentures further provide that these covenants will not be later reinstated in the event that the ratings of the notes subsequently decline. These covenants restrict, among other things, our ability to pay dividends, to incur debt and to enter into certain other transactions. There can be no assurance that the notes will ever be rated investment grade. However, termination of these covenants would allow us to engage in certain transactions that would not be permitted while these covenants were in force. See “—Certain Covenants—Changes in Covenants When Notes Rated Investment Grade” in each “Description of Notes” section of this prospectus.
If we or our existing investors sell our debt securities after this offering, the market price of the notes could decline.
As of June 30, 2020, we had approximately $55.8 billion in aggregate principal amount of outstanding indebtedness under the Senior Notes (excluding $4.0 billion in aggregate principal amount of Existing T-Mobile Unsecured Notes called for redemptions subsequent to June 30, 2020 and $1.5 billion in aggregate principal amount of Existing Sprint Unsecured Notes that matured on August 15, 2020). The market price of the notes could decline as a result of our, or existing investors’ sales of the Issuer’s debt securities in the market after this offering, or the perception that such sales could occur. These sales, or the possibility that these sales may occur, also might make it more difficult for the Issuer to sell other debt securities in the future at a time and on terms that it deems appropriate.
There is no established trading market for the notes and no guarantee that a market will develop or that you will be able to sell your notes.
There is no established trading market for the notes. An active trading market may not develop for the notes. Historically, the market for non-investment grade debt has been subject to disruptions that have caused substantial volatility in the prices of securities similar to the notes. The market, if any, for the notes may not be free from similar disruptions, and any such disruptions may adversely affect the prices at which you may sell your notes if at all. In addition, subsequent to their sale pursuant hereto, the notes may trade at a discount from their initial offering price, depending upon prevailing interest rates, the market for similar notes, our operating performance and financial condition and other factors. We do not intend to apply for listing of the notes on any securities exchange or quotation of the notes on any automated dealer quotation system.

The trading prices for the notes will be directly affected by many factors, including our credit rating.
Credit rating agencies continually revise their ratings for companies they follow, including us. Changes in our performance, leverage or industry, or changes in the credit ratings agencies’ ratings methodologies, could lead to ratings downgrades. Any ratings downgrade could adversely affect the trading price of the notes, or the trading market for the notes, to the extent a trading market for the notes develops. The condition of the financial and credit markets and prevailing interest rates have fluctuated in the past and are likely to fluctuate in the future, and any fluctuation may impact the trading price of the notes.

USE OF PROCEEDS
The selling securityholder will receive all of the proceeds from the sale of the notes. We will not receive any of the proceeds from the sale of any of the notes.

DESCRIPTION OF 2022 NOTES AND 2027 NOTES
You can find the definitions of certain terms used in this description of notes under the caption “—Certain Definitions” below. In this description of notes, “Issuer” refers only to T-Mobile USA, Inc., a Delaware corporation, and not to any of its Subsidiaries, and “Parent” refers only to T-Mobile US, Inc., a Delaware corporation and the direct parent company of Issuer, and not to any of its Subsidiaries. In this description of notes, unless the context requires otherwise, “notes” refers collectively to Issuer’s 4.000% Notes due 2022-1 (the “2022 notes”) and 5.375% Notes due 2027-1 (the “2027 notes”). As a result of an amendment to the indenture governing the 2027 notes, such notes will become due in 2022 notwithstanding their series name.
Issuer issued the notes under that certain base indenture (the “base indenture”) among itself, Parent, the Subsidiary Guarantors and Deutsche Bank Trust Company Americas, as trustee (the “trustee”), dated as of April 28, 2013, as supplemented with respect to each series of notes, by a supplemental indenture (for each such series, the “supplemental indenture”) among Issuer, Parent, the Subsidiary Guarantors and the trustee. In this description of notes, the term “indenture” refers to the base indenture as supplemented separately by the supplemental indenture for each series of notes. The terms of the notes of each series include those stated in the indenture and those made part of the indenture by reference to the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”).
The 2022 notes (Issuer’s 4.000% Notes due 2022-1) and the 2027 notes (Issuer’s 5.375% Notes due 2027-1) have substantially the same terms and conditions as Issuer’s 4.000% Notes due 2022 and Issuer’s 5.375% Notes due 2027, respectively (each, a series of “Parallel Notes”), other than issue date and CUSIP. In addition, the notes were issued under separate supplemental indentures and constitute separate series from the Parallel Notes for all purposes, including voting; provided that if Issuer exercises its rights in respect of a series of Parallel Notes, Issuer will be required to exercise the same rights in respect of the applicable series of notes on an equal and ratable basis.
The obligations and covenants of Issuer described hereunder are only of Issuer and not of Parent, its direct parent company. Although Parent is a guarantor of the notes, it and its Subsidiaries, except Issuer and its Restricted Subsidiaries, are generally not subject to any of the obligations and covenants described hereunder.
The following description is a summary of the material provisions of the indenture. It does not restate the indenture in its entirety. We urge you to read the indenture in its entirety because it, and not this description of notes, defines your rights as a holder of the notes. For more information on how you can obtain a copy of the base indenture and supplemental indenture, see “Where You Can Find More Information.” Certain defined terms used in this description of notes but not defined below under “—Certain Definitions” have the meanings assigned to them in the indenture.
The registered holder of a note will be treated as the owner of the note for all purposes. Only registered holders have rights under the indenture.
The Notes
The notes of each series:
•	are general unsecured, unsubordinated obligations of Issuer;
•	are senior in right of payment to any future Indebtedness of Issuer to the extent that such future Indebtedness provides by its terms that it is subordinated to the notes;
•
are equal in right of payment with any of Issuer’s existing and future Indebtedness and other liabilities that are not by their terms subordinated in right of payment to the notes, including, without limitation, the other Existing T-Mobile Unsecured Notes;

•
are effectively subordinated to Issuer’s existing and future secured Indebtedness, including the Existing T-Mobile Secured Notes and borrowings under the Credit Agreement to the extent of the value of Issuer’s assets constituting collateral securing such Indebtedness;

•	are structurally subordinated to all of the liabilities and any future preferred stock of Issuer’s non-guarantor subsidiaries; and
•	are unconditionally guaranteed on a senior unsecured basis by the Guarantors.
As of June 30, 2020, we had outstanding indebtedness with a carrying value of approximately $72.7 billion, excluding letter of credit obligations, including $27.0 billion in aggregate principal amount of outstanding secured indebtedness. Our secured indebtedness consisted of $23.0 billion in aggregate principal amount of Existing T-Mobile Secured Notes and $4.0 billion in aggregate principal amount of secured term indebtedness under the Credit Agreement. In addition, we had $13.1 billion in aggregate principal amount of outstanding unsecured indebtedness under the Existing T-Mobile Unsecured Notes (excluding $4.0 billion in aggregate principal amount of Existing T-Mobile Unsecured Notes called for redemptions subsequent to June 30, 2020), $19.8 billion in aggregate principal amount of outstanding unsecured indebtedness under the Existing Sprint Unsecured Notes (excluding $1.5 billion in aggregate principal amount of Existing Sprint Unsecured Notes that matured on August 15, 2020) and approximately $3.1 billion in tower obligations relating to the transactions contemplated by the Towers Transaction Agreements, the Phoenix Towers Transaction Agreements and the Sprint Towers Transaction Agreements. Assuming that on June 30, 2020, we had completed the Incremental Amendment, we also would have had $5.5 billion of revolving borrowings available on a secured basis under the Credit Agreement.
In addition, as of June 30, 2020, an aggregate principal amount of $5.0 billion of Existing Sprint Spectrum-Backed Notes was outstanding and up to $2.0 billion remained available for issuance under the Sprint Spectrum Note Facility. The Existing Sprint Spectrum Note Entities own a pool of 2.5 GHz and 1.9 GHz spectrum which has been pledged to secure indebtedness under the Sprint Spectrum Note Facility. This spectrum will not secure the notes.
As of June 30, 2020, our non-guarantor subsidiaries had approximately $9.9 billion of total assets and approximately $7.2 billion of outstanding indebtedness and tower obligations.
The Note Guarantees
The notes are guaranteed by Parent, all of Issuer’s Domestic Restricted Subsidiaries that are Wholly-Owned Subsidiaries (other than Existing Sprint Spectrum Note Entities, Designated Tower Entities, Immaterial Subsidiaries and the Reinsurance Entity), Issuer’s Restricted Subsidiaries that guarantee any Specified Issuer Indebtedness, and any future Subsidiary of Parent that directly or indirectly owns equity interests of Issuer. These Note Guarantees are joint and several obligations of the Guarantors. The obligations of each Guarantor under its Note Guarantee are limited as necessary to prevent that Note Guarantee from constituting a fraudulent conveyance under applicable law. Each guarantee of the notes by a Guarantor:
•	is a general unsecured, unsubordinated obligation of that Guarantor;
•
is senior in right of payment to any future Indebtedness of that Guarantor to the extent that such future Indebtedness provides by its terms that it is subordinated in right of payment to such Guarantor’s guarantee of the notes;

•
is equal in right of payment with all existing and future Indebtedness and other liabilities of that Guarantor that are not by their terms subordinated to its guarantee of the notes, including, without limitation, any guarantees of the other Existing T-Mobile Unsecured Notes;

•
is effectively subordinated to that Guarantor’s existing and future secured Indebtedness, including its guarantee of the Existing T-Mobile Secured Notes and the borrowings under the Credit Agreement to the extent of the value of the assets of such Guarantor constituting collateral securing that Indebtedness; and

•	is structurally subordinated to all of the Indebtedness and other liabilities and any future preferred stock of any subsidiaries of such Guarantor that do not guarantee the notes.
Under the circumstances described below under the subheading “—Certain Covenants—Additional Note Guarantees,” one or more of Issuer’s Subsidiaries (including Issuer’s existing Domestic Restricted Subsidiaries) together with certain newly created or acquired Subsidiaries in the future may not guarantee the notes. In the event of a bankruptcy, liquidation or reorganization of any of these non-guarantor Subsidiaries, the non-guarantor Subsidiaries will pay their trade creditors and holders of their debt and other obligations before they will be able to distribute any of their assets to Issuer.
As of the date of this prospectus, all of Issuer’s Subsidiaries other than certain special purpose entities are “Restricted Subsidiaries.” However, under the circumstances described below under the caption “—Certain Covenants—Designation of Restricted and Unrestricted Subsidiaries,” Issuer will be permitted to designate certain of its Subsidiaries as “Unrestricted Subsidiaries.” Issuer’s Unrestricted Subsidiaries will not be subject to many of the restrictive covenants in the indenture. Issuer’s Unrestricted Subsidiaries will not guarantee the notes.

Except as otherwise provided in the following paragraph, a Guarantor of the notes of any series (other than Parent) may not sell or otherwise dispose of all or substantially all of its assets to, or consolidate with or merge with or into (whether or not such Guarantor is the surviving Person) another Person, other than Issuer or another Guarantor, unless:
(1)	immediately after giving effect to that transaction, no Default or Event of Default exists in respect of the notes of such series; and
(2)	either:
(a)
subject to the following paragraph and if it is not already a Guarantor of the notes of such series, the Person acquiring the property in any such sale or disposition or the Person formed by or surviving any such consolidation or merger assumes all the obligations of that Guarantor under the indenture and its Note Guarantee of the notes of such series pursuant to a supplemental indenture; or

(b)
such sale or other disposition complies with the “Asset Sale” provisions of the indenture (it being understood that only such portion of the Net Proceeds as is or is required to be applied on or before the date of such release in accordance with the terms of the indenture needs to be so applied).

The Note Guarantee of a Guarantor will be released in respect of the notes of any series:
(1)
only in the case of a Subsidiary Guarantor, in connection with any sale or other disposition of all or substantially all of the assets of that Subsidiary Guarantor (including by way of merger or consolidation) to a Person that is not (either before or after giving effect to such transaction) Issuer or a Restricted Subsidiary of Issuer, if the sale or other disposition is not prohibited by the “Asset Sale” provisions of the indenture;

(2)
only in the case of a Subsidiary Guarantor, in connection with any issuance, sale or other disposition of Capital Stock of that Subsidiary Guarantor to a Person that is not (either before or after giving effect to such transaction) Issuer or a Restricted Subsidiary of Issuer, if the issuance, sale or other disposition does not violate the “Asset Sale” or “Restricted Investment” provisions of the indenture, and the Subsidiary Guarantor ceases to be a Wholly-Owned Subsidiary of Issuer as a result of such sale or other disposition and does not guarantee any Specified Issuer Indebtedness;

(3)
if such Guarantor (other than Parent) ceases to guarantee any Specified Issuer Indebtedness and such Guarantor would not otherwise be required to guarantee the series of notes pursuant to the covenant described below under the caption “—Certain Covenants—Additional Note Guarantees”;

(4)	if Issuer designates any Restricted Subsidiary that is a Guarantor to be an Unrestricted Subsidiary in accordance with the applicable provisions of the indenture;
(5)
upon the legal defeasance, covenant defeasance, or satisfaction and discharge of the indenture as provided below under the captions “— Legal Defeasance and Covenant Defeasance” and “—Satisfaction and Discharge”;

(6)	upon the liquidation or dissolution of such Guarantor (other than Parent) provided no Default or Event of Default has occurred that is continuing; or
(7)
if such Guarantor becomes an Immaterial Subsidiary and such Guarantor would not otherwise be required to guarantee the series of notes pursuant to the covenant described below under the caption “—Certain Covenants—Additional Note Guarantees.”

See “—Repurchase at the Option of Holders—Asset Sales” below.
Principal, Maturity and Interest
Issuer may issue additional notes of any series from time to time, and such additional notes of such series may be issued under the base indenture as supplemented either by the supplemental indenture for such series of notes or one or more other supplemental indentures. Any issuance of additional notes is subject to all of the covenants in the indenture, including the covenant described below under the caption “—Certain Covenants—Incurrence of Indebtedness and Issuance of Disqualified Stock and Preferred Stock.” The notes of any series and any additional notes of such series subsequently issued will be treated as a single series for all purposes under the indenture, including, without limitation, waivers, amendments, redemptions and offers to purchase. Issuer issued the notes in minimum denominations of $2,000 and integral multiples of $1,000. The 2022 notes and the 2027 notes will mature on April 15, 2022. As a result of an amendment to the indenture governing the 2027 notes, such notes will become due in 2022 notwithstanding their series name.
Interest on the 2022 notes accrues at the rate of 4.000% per annum and interest on the 2027 notes accrues at the rate of 5.375% per annum, and interest on each series of notes is payable semiannually in arrears on April 15 and October 15. Issuer will make each interest payment to the holders of record on the immediately preceding April 1 and October 1.
Interest on the notes accrues from the date of original issuance or, if interest has already been paid, from the date it was most recently paid. Interest is computed on the basis of a 360-day year comprised of twelve 30-day months. If an interest payment date or the maturity date falls on a day that is not a Business Day, the related payment of principal or interest will be made on the next succeeding Business Day as if made on the date the payment was due, and no interest shall accrue for the intervening period.
Payments of principal of and interest on the notes issued in book-entry form or definitive form, if any, will be made as described below under the caption “—Methods of Receiving Payments on the Notes.”
The notes were initially evidenced by one or more definitive notes. Prior to the offer and sale of the notes under this prospectus, we anticipate that the notes will be evidenced by one or more global notes deposited with a custodian for, and registered in the name of, Cede & Co., as nominee of The Depository Trust Company (“DTC”). Except as described below, beneficial interests in the global notes will be shown on, and transfers thereof will be effected only through, records maintained by DTC and its direct and indirect participants. We do not intend to apply for the notes to be listed on any securities exchange or to arrange for the notes to be quoted on any automated dealer quotation system.
Methods of Receiving Payments on the Notes
If a holder of a definitive note has given wire transfer instructions to Issuer and Issuer is the paying agent, Issuer will pay all principal, interest and premium, if any, on that holder’s notes in accordance with those instructions until given written notice to the contrary. All other payments on the notes will be made at the Corporate Trust Office of the Trustee, unless Issuer elects to make interest payments by checks mailed to the noteholders at their address set forth in the books and records of the registrar.
Paying Agent and Registrar for the Notes
The trustee will initially act as paying agent and registrar. Issuer may change the paying agent or registrar without prior notice to the holders of the notes, and Issuer or any of its Subsidiaries may act as paying agent or registrar.
Transfer and Exchange
Except as set forth below, the global notes may be transferred, in whole and not in part, only to another nominee of DTC or to a successor of DTC or its nominee, as described below under the caption “—Book-entry, Delivery and Form.”
A holder of a definitive note may transfer or exchange notes in accordance with the provisions of the indenture. The registrar and the trustee may require a holder, among other things, to furnish appropriate endorsements and transfer documents in connection with a transfer of notes. Holders will be required to pay all taxes relating to, arising out of, or in connection with such transfer. Issuer will not be required to transfer or exchange any note selected for redemption. Also, Issuer will not be required to transfer or exchange any note for a period of 15 days before a selection of notes to be redeemed.
Optional Redemption
2022 Notes
At any time on or after March 16, 2022 (the date that is 30 days prior to the scheduled maturity date of the 2022 notes), Issuer may redeem all or a part of the 2022 notes, upon not less than 10 nor more than 60 days’ notice (in the case of redemptions upon less than 30 days’ notice, if any Global Notes are outstanding, subject to the ability of DTC to process such redemption on the date specified in such notice), at a redemption price equal to 100% of the principal amount of 2022 notes redeemed plus accrued and unpaid interest to, but not including, the date of redemption, subject to the rights of holders of 2022 notes on the relevant record date to receive interest due on the relevant interest payment date for periods prior to such date of redemption.
At any time prior to March 16, 2022 (the date that is 30 days prior to the scheduled maturity date of the 2022 notes), Issuer may also redeem all or a part of the 2022 notes, upon not less than 10 nor more than 60 days’ notice (in the case of redemptions upon less than 30 days’ notice, if any Global Notes are outstanding, subject to the ability of DTC to process such redemption on the date specified in such notice), at a redemption price equal to 100% of the principal amount of 2022 notes redeemed plus the Applicable Premium for the 2022 notes as of, and accrued and unpaid interest to, but not including, the date of redemption, subject to the rights of holders of 2022 notes on the relevant record date to receive interest due on the relevant interest payment date for periods prior to such date of redemption.
Unless Issuer defaults in the payment of the redemption price, interest will cease to accrue on the 2022 notes or portions thereof called for redemption on the redemption date.
2027 Notes
At any time prior to April 15, 2020, Issuer may on any one or more occasions redeem up to 40% of the aggregate principal amount of the 2027 notes issued under the applicable indenture at a redemption price of 105.375%, plus accrued and unpaid interest to, but not including, the redemption date, with the net cash proceeds of one or more sales of Equity Interests (other than Disqualified Stock) of Issuer or contributions to Issuer’s common equity capital made with the net cash proceeds of one or more sales of Equity Interests (other than Disqualified Stock) of Parent; provided that:
•
at least 50% of the aggregate principal amount of the 2027 notes issued under the applicable indenture (excluding 2027 notes held by Issuer and its Subsidiaries) remains outstanding immediately after the occurrence of such redemption; and

•
the redemption occurs within 180 days of the date of the closing of such sale of Equity Interests by Issuer or the date of contribution to Issuer’s common equity capital made with net cash proceeds of one or more sales of Equity Interests of Parent.

At any time prior to April 15, 2022, Issuer may also redeem all or a part of the 2027 notes, upon not less than 10 nor more than 60 days’ notice (in the case of redemptions upon less than 30 days’ notice, if any Global Notes are outstanding, subject to the ability of DTC to process such redemption on the date specified in such notice), at a redemption price equal to 100% of the principal amount of 2027 notes redeemed plus the Applicable Premium for the 2027 notes as of, and accrued and unpaid interest to, but not including, the date of redemption, subject to the rights of holders of 2027 notes on the relevant record date to receive interest due on the relevant interest payment date for periods prior to such date of redemption.
Unless Issuer defaults in the payment of the redemption price, interest will cease to accrue on the 2027 notes or portions thereof called for redemption on the redemption date.
Mandatory Redemption
Issuer is not required to make sinking fund payments with respect to the notes.
Issuer is not required to make mandatory redemption payments with respect to the 2022 notes or 2027 notes.
Repurchase at the Option of Holders
Change of Control Triggering Event
If a Change of Control Triggering Event occurs with respect to any series of notes, each holder of notes of such series will have the right to require Issuer to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of that holder’s notes of such series pursuant to a Change of Control Offer on the terms set forth in the indenture. In the Change of Control Offer, Issuer will offer a Change of Control Payment in cash equal to 101% of the aggregate principal amount of notes repurchased plus accrued and unpaid interest on the notes repurchased to, but not including, the date of purchase, subject to the rights of holders of notes on the relevant record date to receive interest due on the relevant interest payment date for periods prior to such repurchase date (the

“Change of Control Payment”). Within 30 days following any Change of Control Triggering Event, Issuer will send a notice (the “Change of Control Offer”) to each holder of notes to which such Change of Control Triggering Event applies and the trustee describing the transaction or transactions and identify the ratings decline that together constitute the Change of Control Triggering Event and offering to repurchase the notes of such series on the Change of Control Payment Date specified in the notice, which date will be no earlier than 10 days and no later than 60 days from the date such notice is sent (the “Change of Control Payment Date”), pursuant to the procedures required by the indenture and described in such notice. Issuer will comply with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Triggering Event provisions of the indenture, or compliance with the Change of Control Triggering Event provisions of the indenture would constitute a violation of any such laws or regulations, Issuer will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control Triggering Event provisions of the indenture by virtue of such compliance. In connection with the tender of any notes with respect to a Change of Control Triggering Event, the tendering holder shall provide good title to the notes, free and clear of all liens and encumbrances, and shall represent and warrant that such holder is presenting good title, free and clear of all liens and encumbrances, and such other representations and warranties as are customary.
On the Change of Control Payment Date, Issuer will, to the extent lawful:
(1)	accept for payment all notes or portions of notes properly tendered pursuant to the Change of Control Offer;
(2)	deposit with the paying agent an amount equal to the Change of Control Payment in respect of all notes or portions of notes properly tendered; and
(3)
deliver or cause to be delivered to the paying agent the notes properly accepted together with an officers’ certificate stating the aggregate principal amount of notes or portions of notes being purchased by Issuer.

The paying agent will promptly make payment, to each holder of notes properly tendered, of the Change of Control Payment for such notes, and the trustee will promptly authenticate and mail (or cause to be transferred by book entry) to each holder, a new note equal in principal amount to any unpurchased portion of the notes surrendered, if any; provided that each new note will be in a principal amount of $2,000 or an integral multiple of $1,000 in excess thereof. Issuer will publicly announce the results of the Change of Control Offer on or as soon as practicable after the Change of Control Payment Date.
The provisions described above that require Issuer to make a Change of Control Offer following a Change of Control Triggering Event will be applicable whether or not any other provisions of the indenture are applicable. Except as described above with respect to a Change of Control Triggering Event, the indenture does not contain provisions that permit the holders of the notes to require, or otherwise provide, that Issuer repurchase or redeem the notes in the event of a takeover, recapitalization or similar transaction.
Notwithstanding the foregoing, Issuer will not be required to make a Change of Control Offer with respect to any series of the notes upon a Change of Control Triggering Event if (1) a third party makes the Change of Control Offer for such series of notes in the manner, at the times and otherwise in compliance with the requirements set forth in the indenture applicable to a Change of Control Offer made by Issuer and purchases all notes of such series properly tendered and not withdrawn under the Change of Control Offer, or (2) notice of redemption with respect to such series has been given pursuant to the indenture as described above under the caption “—Optional Redemption,” unless and until there is a default in payment of the applicable redemption price.
A Change of Control Offer may be made in advance of a Change of Control Triggering Event, and conditioned upon such Change of Control Triggering Event, if a definitive agreement has been executed for a transaction that would constitute a Change of Control at the time of making of the Change of Control Offer.
In the event that holders of not less than 90% of the aggregate principal amount of the outstanding notes of a series accept a Change of Control Offer and Issuer purchases all of the notes of such series held by such holders, Issuer will have the right, upon not less than 10 nor more than 60 days’ notice (in the case of redemptions upon less than 30 days’ notice, subject to the ability of DTC to process such redemption on the date specified in such notice), given not more than 30 days following the purchase pursuant to the Change of Control Offer described above, to redeem all of the notes of such series that remain outstanding following such purchase at a redemption price equal to the Change of Control Payment plus, to the extent not included in the Change of Control Payment, accrued and unpaid interest, if any, on the notes of such series that remain outstanding, to, but not including, the date of redemption (subject to the right of holders of record on the relevant record date to receive interest due on an interest payment date that is on or prior to the redemption date).
The definition of Change of Control includes a phrase relating to the direct or indirect sale, lease, transfer, conveyance or other disposition of “all or substantially all” of the properties or assets of Issuer and its Restricted Subsidiaries taken as a whole. Although there is a limited body of case law interpreting the phrase “substantially all,” there is no precise established definition of the phrase under applicable law. Accordingly, the ability of a holder of notes to require Issuer to repurchase its notes as a result of a sale, lease, transfer, conveyance or other disposition of less than all of the assets of Issuer and its Restricted Subsidiaries taken as a whole to another Person or group may be uncertain.
Asset Sales
Issuer will not, and will not permit any of its Restricted Subsidiaries to, consummate an Asset Sale unless:
(1)
Issuer (or the Restricted Subsidiary, as the case may be) receives consideration at the time of the Asset Sale at least equal to the Fair Market Value of the assets or Equity Interests issued or sold or otherwise disposed of; and

(2)
at least 75% of the consideration received by Issuer or such Restricted Subsidiary in the Asset Sale and all other Asset Sales since the Closing Date is in the form of cash, Cash Equivalents or Replacement Assets or a combination thereof. For purposes of this provision, each of the following will be deemed to be cash:

(a)
any liabilities, as shown on Issuer’s most recent consolidated balance sheet (or as would be shown on Issuer’s consolidated balance sheet as of the date of such Asset Sale), of Issuer or any Restricted Subsidiary (other than contingent liabilities and liabilities that are by their terms subordinated to the notes or any Note Guarantee) that are assumed by the transferee of any such assets pursuant to a novation agreement that releases Issuer or such Restricted Subsidiary from further liability; and

(b)
any securities, notes or other obligations received by Issuer, or any such Restricted Subsidiary, from such transferee that are converted by Issuer or such Restricted Subsidiary into cash, Cash Equivalents or Replacement Assets within 90 days after such Asset Sale, to the extent of the cash, Cash Equivalents or Replacement Assets received in that conversion.

Notwithstanding the foregoing, the 75% limitation referred to above shall be deemed satisfied with respect to any Asset Sale in which the cash, Cash Equivalents or Replacement Assets portion of the consideration received therefrom, determined in accordance with the foregoing provision on an after-tax basis, is equal to or greater than what the after-tax proceeds would have been had such Asset Sale complied with the aforementioned 75% limitation.
Within 365 days after the receipt of any Net Proceeds from an Asset Sale, Issuer or a Restricted Subsidiary may apply an amount equal to such Net Proceeds:
(1)	to purchase Replacement Assets; or
(2)
to prepay, repay, defease, redeem, purchase or otherwise retire Indebtedness and other Obligations under a Credit Facility or Indebtedness secured by property that is subject to such Asset Sale and, if the Indebtedness repaid is revolving credit Indebtedness, to correspondingly reduce commitments with respect thereto.

Notwithstanding the foregoing, if within 365 days after the receipt of any Net Proceeds from an Asset Sale, Issuer or a Restricted Subsidiary enters into a binding written agreement committing Issuer or such Restricted Subsidiary, subject to customary conditions, to an application of funds of the kind described in clause (1) above, Issuer or such Restricted Subsidiary shall be deemed not to be in violation of the preceding paragraph so long as such application of funds is consummated within 545 days of the receipt of such Net Proceeds.
Pending the final application of any Net Proceeds of an Asset Sale, Issuer may temporarily reduce revolving credit borrowings or otherwise use the Net Proceeds in any manner that is not prohibited by the indenture.
An amount equal to any Net Proceeds from Asset Sales that are not applied or invested as provided in the third paragraph of this covenant will constitute “Excess Proceeds.” When the aggregate amount of Excess Proceeds exceeds $100.0 million, within 20 days thereof, Issuer shall apply the entire aggregate amount of unutilized Excess Proceeds (not only the amount in excess of $100.0 million) to make an offer (an “Asset Sale Offer”) to all holders of notes and all holders of other Indebtedness that is pari passu with the notes containing provisions requiring Issuer to make an offer to purchase or redeem with the proceeds of sales of assets to purchase the maximum principal amount of notes and purchase or redeem such other pari passu Indebtedness that may be purchased or redeemed out of the Excess Proceeds. The offer price in any Asset Sale Offer will be equal to 100% of the principal amount of the notes and such other pari passu Indebtedness that may be purchased or redeemed with Excess Proceeds, plus accrued and unpaid interest, if any, to, but not including, the date of consummation of the purchase, and will be payable in cash. If any Excess Proceeds remain after consummation of an Asset Sale Offer, Issuer and its Restricted Subsidiaries may use those Excess Proceeds for any purpose not otherwise prohibited by the indenture. If the aggregate principal amount of notes and other pari passu Indebtedness tendered in response to such Asset Sale Offer exceeds the amount of Excess Proceeds, the trustee shall select the notes and Issuer will select such other pari passu Indebtedness to be purchased or redeemed on a pro rata basis unless otherwise required by law or applicable stock exchange or depositary requirements. Upon completion of each Asset Sale Offer, the amount of Excess Proceeds will be reset at zero.
Issuer will comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with each repurchase of notes pursuant to an Asset Sale Offer. To the extent that the provisions of any securities laws or regulations conflict with the Asset Sale provisions of the indenture, or compliance with the Asset Sale provisions of the indenture would constitute a violation of any such laws or regulations, Issuer will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Asset Sale provisions of the indenture by virtue of such compliance.
The agreements governing Issuer’s other Indebtedness contain, and future agreements may contain, prohibitions of certain events, including events that would constitute a Change of Control or an Asset Sale and may prohibit repurchases of or other prepayments in respect of the notes. The exercise by the holders of the notes of their right to require Issuer to repurchase the notes upon a Change of Control Triggering Event or an Asset Sale could cause a default under these other agreements, even if the Change of Control Triggering Event or Asset Sale itself does not, due to the financial effect of such repurchases or other prepayments on Issuer. In the event a Change of Control Triggering Event or Asset Sale occurs at a time when Issuer is prohibited from purchasing notes, Issuer could seek the consent of the holders of such Indebtedness to the purchase of notes or could attempt to refinance the borrowings that contain such prohibition. If Issuer does not obtain a consent or repay those borrowings, Issuer will remain prohibited from purchasing notes. In that case, Issuer’s failure to purchase tendered notes would constitute an Event of Default under the applicable indenture that could, in turn, constitute a default under the other Indebtedness. Finally, Issuer’s ability to pay cash to the holders of notes upon a repurchase may be limited by Issuer’s then existing financial resources.
Selection and Notice
If less than all of the notes of a series are to be redeemed, the trustee will select notes of such series for redemption on a pro rata basis unless otherwise required by law or applicable stock exchange or depositary requirements.
No notes of $2,000 or less can be redeemed in part. Notices of redemption will be sent electronically or mailed by first class mail at least 10 but not more than 60 days before the redemption date to each holder of notes to be redeemed at its registered address, except that redemption notices may be sent more than 60 days prior to a redemption date if the notice is issued in connection with a defeasance of the notes of a series or a satisfaction and discharge of the indenture with respect to such series. Except as otherwise set forth in the provisions described under the caption “—Repurchase at the Option of Holders—Change of Control Triggering Event,” any such redemption may, at Issuer’s discretion, be subject to one or more conditions precedent. In addition, if such redemption or notice is subject to satisfaction of one or more conditions precedent, such notice shall state that, in Issuer’s discretion, the redemption date may be delayed until such time as any or all such conditions shall be satisfied (or waived by Issuer in its sole discretion), or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied (or waived by Issuer in its sole discretion) by the redemption date (whether the original redemption date or the redemption date so delayed).
If any note is to be redeemed in part only, the notice of redemption that relates to that note will state the portion of the principal amount of that note that is to be redeemed. If in definitive form a new note in principal amount equal to the unredeemed portion of the original note will be issued in the name of the holder of notes upon cancellation of the original note. Except to the extent that a notice of redemption is conditional as permitted in the provisions described under the caption “—Repurchase at the Option of Holders—Change of Control Triggering Event,” notes called for redemption become due on the date fixed for redemption. On and after the redemption date, interest ceases to accrue on notes or portions of notes called for redemption.
Certain Covenants
Changes in Covenants When Notes Rated Investment Grade
If on any date following the Series Issue Date with respect to a series of notes:
(1)	the notes of such series are rated Investment Grade by two out of the three Rating Agencies; and
(2)
no Default or Event of Default shall have occurred and be continuing with respect to the notes of such series (other than with respect to the covenants specifically listed under the following captions), then, beginning on that day, the covenants specifically listed under the following captions in this prospectus will cease to apply to such series of notes and will not be later reinstated even if the ratings of the notes of such series should subsequently decline:
(1)	“—Repurchase at the Option of Holders—Asset Sales”;
(2)	“—Restricted Payments”;
(3)	“—Incurrence of Indebtedness and Issuance of Disqualified Stock and Preferred Stock”;
(4)	“—Dividend and Other Payment Restrictions Affecting Subsidiaries”;
(5)	“—Transactions with Affiliates”;
(6)	“—Designation of Restricted and Unrestricted Subsidiaries”; and
(7)
clauses (3) (to the extent that a Default or Event of Default exists by reason of one or more of the covenants specifically listed in this paragraph) and (4) of the covenant described below under the caption “—Merger, Consolidation or Sale of Assets.”

There can be no assurance that the notes of any series will ever achieve an Investment Grade rating.
Restricted Payments
Issuer will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly:
(1)
declare or pay (without duplication) any dividend, or make any other payment or distribution, on account of Issuer’s or any of its Restricted Subsidiaries’ Equity Interests (including any payment in connection with any merger or consolidation involving Issuer or any of its Restricted Subsidiaries) or to the direct or indirect holders of Issuer’s or any of its Restricted Subsidiaries’ Equity Interests in their capacity as such (other than dividends or distributions payable in Equity Interests (other than Disqualified Stock) of Issuer and other than dividends or distributions payable to Issuer or a Restricted Subsidiary of Issuer);

(2)
purchase, redeem or otherwise acquire or retire for value (including in connection with any merger or consolidation involving Issuer) any Equity Interests of Issuer or any direct or indirect parent of Issuer;

(3)
make any payment on or with respect to, or purchase, redeem, defease or otherwise acquire or retire for value any Subordinated Indebtedness (excluding any intercompany Indebtedness between or among Issuer and any of its Restricted Subsidiaries), except a payment of interest or principal at the Stated Maturity thereof; or

(4)	make any Restricted Investment (all such payments and other actions set forth in clauses (1) through (4) above being collectively referred as “Restricted Payments”), unless, at the time of and after giving effect to such Restricted Payment:
(a)	no Default or Event of Default has occurred and is continuing or would occur as a consequence of such Restricted Payment;

(b)
Issuer would, at the time of such Restricted Payment and after giving pro forma effect thereto as if such Restricted Payment had been made at the beginning of the applicable four-quarter period, have been permitted to incur at least $1.00 of additional Indebtedness pursuant to the Debt to Cash Flow Ratio test set forth in the first paragraph of the covenant described below under the caption “—Incurrence of Indebtedness and Issuance of Disqualified Stock and Preferred Stock”; and

(c)
such Restricted Payment, together with the aggregate amount of all other Restricted Payments made by Issuer and its Restricted Subsidiaries since the Closing Date (excluding Restricted Payments permitted by clauses (2), (3), (4), (5), (6), (7), (8), (9), (11), (12), (13), (14), (15) and (16) of the next succeeding paragraph), is less than the sum, without duplication, of:

(i)
100% of Issuer’s Consolidated Cash Flow for the period (taken as one accounting period) from and after the Closing Date to the end of Issuer’s most recently ended fiscal quarter for which internal financial statements are available at the time of such Restricted Payment, less the product of 1.4 times Issuer’s Consolidated Interest Expense for the same period; plus

(ii)
100% of the aggregate net cash proceeds, and the Fair Market Value of any property other than cash, in each case received by Issuer after the Closing Date as a contribution to its common equity capital (other than any such contribution resulting, or deemed to result, from the MetroPCS Merger) or from the issue or sale of Equity Interests of Issuer (other than Disqualified Stock) or from the issue or sale of convertible or exchangeable Disqualified Stock or convertible or exchangeable debt securities of Issuer that have been converted into or exchanged for such Equity Interests (other than Equity Interests (or Disqualified Stock or debt securities) sold to a Subsidiary of Issuer); plus

(iii)
to the extent that any Restricted Investment that was made after the Closing Date, or, that any Restricted Investment that was made by MetroPCS Wireless, Inc. or any of its Restricted Subsidiaries after November 3, 2006 and prior to the Closing Date (provided that, and solely to the extent that, such Restricted Investment, at the time made, reduced the amount that would be calculated pursuant to clause (vii) below), is sold for cash or Cash Equivalents, or otherwise is liquidated or repaid for cash or Cash Equivalents, an amount equal to such cash and Cash Equivalents; plus

(iv)
to the extent that any Unrestricted Subsidiary of Issuer designated as such after the Closing Date is redesignated as a Restricted Subsidiary after the Closing Date, the Fair Market Value of Issuer’s Investment in such Subsidiary as of the date of such redesignation; other than to the extent such Investment constituted a Permitted Investment; plus

(v)
100% of any cash dividends or cash distributions, and the Fair Market Value of any property other than cash, in each case actually received directly or indirectly by Issuer or a Restricted Subsidiary of Issuer that is a Guarantor after the Closing Date from an Unrestricted Subsidiary of Issuer, in each case, to the extent that such dividends, cash distributions or other property were not otherwise included in the Consolidated Net Income of Issuer for such period and other than to the extent such Investment constituted a Permitted Investment; minus

(vi)
the aggregate amount of any Net Equity Proceeds taken into account for purposes of incurring Indebtedness pursuant to clause (14) the definition of “Permitted Debt” set forth below under the caption “—Incurrence of Indebtedness and Issuance of Disqualified Stock and Preferred Stock,” after the Closing Date; plus

(vii)
the amount that would be calculated immediately prior to the consummation of the MetroPCS Merger on the Closing Date pursuant to clause (3) of the second paragraph of Section 4.07(a) of the September 2010 Senior Notes Indenture, as in effect immediately prior to the effectiveness of the December 2012 Sixth Supplemental Indenture (provided that any calculation of cumulative Consolidated Cash Flow and Consolidated Interest Expense in subclause (A) of such clause (3) shall include (x) Issuer’s last fiscal quarter ending prior to the Closing Date, and (y) the period from the beginning of Issuer’s fiscal quarter during which the Closing Date occurs to the Closing Date, in each case, if internal financial statements are available for such period at the time of calculation, even if they are not available immediately prior to the consummation of the MetroPCS Merger on the Closing Date).

As of June 30, 2020, the amount calculated pursuant to clause (3)(a)–(g) above (the “RP Basket”), was approximately $102.9 billion.

The preceding provisions will not prohibit:
(1)
the payment of any dividend or the consummation of any irrevocable redemption within 60 days after the date of declaration of the dividend or giving of the redemption notice, as the case may be, if at the date of declaration or notice, the dividend or redemption payment would have complied with the provisions of the indenture;

(2)
the making of any Restricted Payment in exchange for, or out of the net cash proceeds of the substantially concurrent sale (other than to a Subsidiary of Issuer) of, Equity Interests of Issuer (other than Disqualified Stock) or from the substantially concurrent contribution of common equity capital to Issuer; provided that the amount of any such net cash proceeds that are utilized for any such Restricted Payment will be excluded from clause (3)(b) of the preceding paragraph; provided, further, that any Net Equity Proceeds (x) used for making a Restricted Investment pursuant to clause (10) of this paragraph or (y) taken into account for purposes of incurring Indebtedness pursuant to clause (14) of the definition of “Permitted Debt” set forth below under the caption “—Incurrence of Indebtedness and Issuance of Disqualified Stock and Preferred Stock,” may not also be used to make a Restricted Payment pursuant to this clause (2);

(3)
the repurchase, redemption, defeasance or other acquisition or retirement for value of Subordinated Indebtedness of Issuer or any Subsidiary Guarantor with the net cash proceeds from a substantially concurrent incurrence of Permitted Refinancing Indebtedness;

(4)
the payment of any dividend (or, in the case of any partnership or limited liability company, any similar distribution) by a Restricted Subsidiary of Issuer to the holders of its Equity Interests on a pro rata basis;

(5)
the repurchase, redemption or other acquisition or retirement for value of any Equity Interests of Parent, Issuer, any Restricted Subsidiary of Issuer or any direct or indirect parent of Issuer held by any current or former officer, director, employee or consultant of Parent, Issuer or any of its Restricted Subsidiaries pursuant to any equity subscription agreement, stock option agreement, shareholders’ agreement or similar agreement; provided that the aggregate price paid for all such repurchased, redeemed, acquired or retired Equity Interests may not exceed an amount equal to $50.0 million in any fiscal year; provided, further, that such amount in any fiscal year may be increased by an amount equal to (a) the net cash proceeds contributed to Issuer from the sale of Equity Interests of Parent to current or former members of management, directors, consultants or employees that occurs after the Closing Date plus (b) the net cash proceeds of key man life insurance policies received by Parent or its Restricted Subsidiaries after the Closing Date; provided, further, that such amount in any fiscal year shall be reduced by the amount of Indebtedness incurred in such fiscal year pursuant to clause (21) of the second paragraph of the covenant described below under the caption “—Incurrence of Indebtedness and Issuance of Disqualified Stock and Preferred Stock”;

(6)
the repurchase, redemption or other acquisition or retirement of Equity Interests deemed to occur upon the exercise or exchange of stock options, warrants or other similar rights to the extent such Equity Interests represent a portion of the exercise or exchange price of those stock options, warrants or other similar rights, and the repurchase, redemption or other acquisition or retirement of Equity Interests made in lieu of withholding taxes resulting from the vesting, exercise or exchange of stock options, warrants or other similar rights;

(7)
the declaration and payment of regularly scheduled or accrued dividends to holders of any class or series of Disqualified Stock of Issuer or any Restricted Subsidiary of Issuer issued on or after the Closing Date in accordance with the Debt to Cash Flow Ratio test described below under the caption “—Incurrence of Indebtedness and Issuance of Disqualified Stock and Preferred Stock”;

(8)	Permitted Payments to Parent;
(9)
the repurchase, redemption or other acquisition or retirement for value of any Equity Interests of Parent to the extent necessary to comply with law or to prevent the loss or secure the renewal or reinstatement of any FCC License held by Issuer or any of its Subsidiaries;

(10)
Restricted Investments in an amount equal to 100% of the aggregate amount of any Net Equity Proceeds, less the aggregate amount of any Net Equity Proceeds (x) used for making a Restricted Payment pursuant to clause (2) of this paragraph or (y) taken into account for purposes of incurring Indebtedness pursuant to clause (14) of the definition of “Permitted Debt” set forth below under the caption “—Incurrence of Indebtedness and Issuance of Disqualified Stock and Preferred Stock”;
(11)	payments made to DT or its Subsidiaries from the proceeds of the Towers Transaction;
(12)
the repurchase, redemption or other acquisition or retirement for value of any Subordinated Indebtedness pursuant to the provisions similar to those described under the captions “—Repurchase at the Option of Holders—Change of Control Triggering Event” and “—Repurchase at the Option of Holders—Asset Sales”; provided that all notes tendered by the holders of the notes in connection with a Change of Control Offer or Asset Sale Offer, as applicable, have been repurchased, redeemed or otherwise acquired for value;

(13)	Restricted Payments in connection with the Cash Payment, as defined in the MetroPCS Business Combination Agreement;
(14)
the making of cash payments in connection with any conversion of Convertible Debt in an aggregate amount since the Closing Date not to exceed the sum of (a) the principal amount of such Convertible Debt plus (b) any payments received by Issuer or any of its Restricted Subsidiaries pursuant to the exercise, settlement or termination of any related Permitted Bond Hedge Transactions;

(15)	other Restricted Payments in an aggregate amount since the Closing Date not to exceed the greater of (x) $375.0 million or (y) 6.0% of the Consolidated Cash Flow of Issuer; and
(16)
any Restricted Payment; provided that the Debt to Cash Flow Ratio calculated on a pro forma basis in the manner described in the definition of “Debt to Cash Flow Ratio” after giving effect to such Restricted Payment would be equal to or less than 3.00 to 1.00.

The amount of all Restricted Payments (other than cash) will be the Fair Market Value on the date of the Restricted Payment of the asset(s) or securities proposed to be transferred or issued by Issuer or such Restricted Subsidiary, as the case may be, pursuant to the Restricted Payment.
Incurrence of Indebtedness and Issuance of Disqualified Stock and Preferred Stock
Issuer will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, create, incur, issue, assume, guarantee or otherwise become directly or indirectly liable, contingently or otherwise, with respect to (collectively, “incur”) any Indebtedness (including Acquired Debt), and Issuer will not issue any Disqualified Stock and will not permit any of its Restricted Subsidiaries to issue any shares of Preferred Stock; provided, however, that Issuer may incur Indebtedness (including Acquired Debt) or issue Disqualified Stock and the Subsidiary Guarantors may incur Indebtedness (including Acquired Debt) or issue Preferred Stock, if the Debt to Cash Flow Ratio for Issuer’s most recently ended four full fiscal quarters for which internal financial statements are available immediately preceding the date on which such additional Indebtedness is incurred or such Disqualified Stock or such Preferred Stock is issued, as the case may be, would have been no greater than 6.00 to 1.00, determined on a pro forma basis (including a pro forma application of the net proceeds therefrom), as if the additional Indebtedness had been incurred or the Disqualified Stock or the Preferred Stock had been issued, as the case may be, at the beginning of such four-quarter period.
The first paragraph of this covenant will not prohibit the incurrence of any of the following items of Indebtedness (collectively, “Permitted Debt”), nor will it prohibit Issuer from issuing the following types of Disqualified Stock or Issuer’s Restricted Subsidiaries from issuing the following types of Preferred Stock:
(1)
the incurrence by Issuer and any Subsidiary Guarantor of (a) additional Indebtedness under Credit Facilities, provided that giving effect to such incurrence, the aggregate principal amount (with letters of credit being deemed to have a principal amount equal to the maximum potential liability of Issuer and its Restricted Subsidiaries thereunder) of all Indebtedness under Credit Facilities then outstanding under this paragraph (1), together with any Indebtedness incurred pursuant to the following clause (b), does not exceed the greater of (x) $9.0 billion and (y) an amount such that, upon the incurrence of Indebtedness under this clause (1), the Secured Debt to Cash Flow Ratio of Issuer and its Subsidiaries for the most recently ended four full fiscal quarters for which financial statements are available, calculated on a pro forma basis in the manner described in the definition of “Secured Debt to Cash Flow Ratio,” shall not exceed 2.00:1.00; provided that for purposes of determining the amount of Indebtedness that may be incurred under this clause (a)(y), all Indebtedness incurred under this clause (1) shall be treated as

Consolidated Indebtedness that is secured by a Lien and (b) without duplication, all Indebtedness incurred to renew, refund, refinance, replace, defease or discharge any Indebtedness incurred pursuant to the foregoing clause (a); provided, however, that the maximum amount permitted under this clause (1) shall not be deemed to limit additional Indebtedness under the Credit Facilities to the extent that the incurrence of such additional Indebtedness is permitted pursuant to any of the other provisions of this covenant;
(2)	the incurrence by Issuer and its Restricted Subsidiaries of any Existing Indebtedness or any Series Issue Date Existing Indebtedness;
(3)	the incurrence by Issuer and the Subsidiary Guarantors of Indebtedness represented by the notes to be issued on the date of the supplemental indentures and the related Note Guarantees;
(4)
the incurrence by Issuer or any of its Restricted Subsidiaries of Indebtedness represented by Capital Lease Obligations, mortgage financings or purchase money obligations, in each case, incurred for the purpose of financing (whether prior to or within 270 days after) all or any part of the purchase price or cost of design, construction, installation or improvement of property, plant or equipment or the Capital Stock of any Person owning such assets used in the business of Issuer or any of its Restricted Subsidiaries, in an aggregate principal amount at any time outstanding, including all Permitted Refinancing Indebtedness incurred to renew, refund, refinance, replace, defease or discharge any Indebtedness incurred pursuant to this clause (4), not to exceed the greater of (x) $2.5 billion and (y) 5.0% of Issuer’s Total Assets, at the time of any such incurrence pursuant to this clause (4);

(5)
the incurrence by Issuer or any of its Restricted Subsidiaries of Permitted Refinancing Indebtedness in exchange for, or the net proceeds of which are used to renew, refund, refinance, replace, defease or discharge any Indebtedness (other than intercompany Indebtedness) that was permitted by the indenture to be incurred under the first paragraph of this covenant or clauses (2), (3), (4), (5), (13), (14), (15), (24) or (25) of this paragraph;

(6)
the incurrence by Issuer or any of its Restricted Subsidiaries of intercompany Indebtedness between or among Parent, Issuer and any of its Restricted Subsidiaries and any Guarantors; provided, however, that:

(a)
if Issuer or any Subsidiary Guarantor is the obligor on such Indebtedness and the payee is not Issuer or a Guarantor, such Indebtedness must be expressly subordinated to the prior payment in full in cash of all Obligations then due with respect to the notes, in the case of Issuer, or the Note Guarantee, in the case of a Subsidiary Guarantor; and

(b)
(i) any subsequent issuance or transfer of Equity Interests that results in any such Indebtedness being held by a Person other than Parent, Issuer or a Restricted Subsidiary of Issuer, or a Guarantor and (ii) any sale or other transfer of any such Indebtedness to a Person that is not either Parent, Issuer or a Restricted Subsidiary of Issuer, or a Guarantor,

will be deemed, in each case, to constitute an incurrence of such Indebtedness by Issuer or such Restricted Subsidiary, as the case may be, that was not permitted by this clause (6);
(7)	the issuance by any of Issuer’s Restricted Subsidiaries to Issuer or to any of its Restricted Subsidiaries of shares of Preferred Stock; provided, however, that:
(a)
any subsequent issuance or transfer of Equity Interests that results in any such Preferred Stock being held by a Person other than Parent, Issuer or a Restricted Subsidiary of Issuer or a Guarantor; and

(b)	any sale or other transfer of any such Preferred Stock to a Person that is not either Parent, Issuer or a Restricted Subsidiary of Issuer, or a Guarantor,
will be deemed, in each case, to constitute an issuance of such Preferred Stock by such Restricted Subsidiary that was not permitted by this clause (7);
(8)	the incurrence by Issuer or any of its Restricted Subsidiaries of Hedging Obligations (other than for speculative purposes);

(9)
the guarantee by Issuer or any of the Subsidiary Guarantors of Indebtedness of Issuer or a Restricted Subsidiary of Issuer that was permitted to be incurred by another provision of this covenant; provided that if the Indebtedness being guaranteed is subordinated to or pari passu with the notes, then the guarantee shall be subordinated or pari passu, as applicable, to the same extent as the Indebtedness guaranteed;

(10)
the incurrence by Issuer or any of its Restricted Subsidiaries of Indebtedness in respect of workers’ compensation claims, self-insurance obligations, bankers’ acceptances, deposits, performance bonds, completion bonds, bid bonds, appeal bonds and surety bonds, indemnity bonds, specific performance or injunctive relief bonds or similar bonds or obligations in the ordinary course of business, and any Guarantees or letters of credit functioning as or supporting any of the foregoing;

(11)
the incurrence by Issuer or any of its Restricted Subsidiaries of Indebtedness arising from (a) the honoring by a bank or other financial institution of a check, draft or similar instrument drawn against insufficient funds, so long as such Indebtedness is covered within five Business Days of notice to Issuer or any of its Restricted Subsidiaries, (b) in respect of netting, overdraft protection and other arrangement arising under standard business terms of any bank at which Issuer or any Restricted Subsidiary maintains an overdraft, cash pooling or other similar facility or arrangement or (c) in respect of the financing of insurance premiums in the ordinary course of business, provided that the aggregate principal amount of Indebtedness incurred pursuant to clauses (11)(b) and (c) shall not, at any time outstanding, exceed the greater of (x) $250.0 million and (y) 5.0% of the Consolidated Cash Flow of Issuer as of the time of such incurrence;

(12)	the incurrence by Issuer or any of its Restricted Subsidiaries of Indebtedness in respect of letters of credit required to be issued in connection with any Permitted Joint Venture Investment;
(13)
the incurrence by Issuer or any of its Restricted Subsidiaries of Indebtedness for relocation or clearing obligations relating to Issuer’s or any of its Restricted Subsidiary’s FCC Licenses in an aggregate principal amount (or accreted value, as applicable), including all Permitted Refinancing Indebtedness incurred to renew, refund, refinance, replace, defease or discharge any Indebtedness incurred pursuant to this clause (13), at any time outstanding not to exceed the greater of (x) $400.0 million and (y) 1.0% of Issuer’s Total Assets as of the time of such incurrence;

(14)	the incurrence by Issuer or any of its Restricted Subsidiaries of Contribution Indebtedness;
(15)
the incurrence by Issuer or any of its Restricted Subsidiaries of Indebtedness (including Acquired Debt or Indebtedness) used to finance an acquisition of or a merger with another Person, provided that, Issuer or the Person formed by or surviving any such consolidation or merger (if other than Issuer or a Restricted Subsidiary), on the date of such transaction after giving pro forma effect thereto and any related financing transactions as if the same had occurred at the beginning of the applicable four-quarter period, would either (a) be permitted to incur at least $1.00 of additional Indebtedness pursuant to the Debt to Cash Flow Ratio test set forth in the first paragraph of this covenant or (b) have a Debt to Cash Flow Ratio no greater than the Debt to Cash Flow Ratio of Issuer immediately prior to such transaction;

(16)
the incurrence by Issuer or any of its Restricted Subsidiaries of Indebtedness arising from agreements providing for indemnification, adjustment of purchase price or similar obligations, or Guarantees or letters of credit, surety bonds or performance bonds securing any obligations of Issuer or any of its Restricted Subsidiaries pursuant to such agreements, in any case incurred in connection with the disposition of any business, assets or Restricted Subsidiary (other than Guarantees of Indebtedness incurred by any Person acquiring all or any portion of such business, assets or Restricted Subsidiary for the purpose of financing such acquisition), so long as the amount does not exceed the gross proceeds actually received by Issuer or any Restricted Subsidiary thereof in connection with such disposition;

(17)
the incurrence by Issuer or any Restricted Subsidiary of Indebtedness constituting reimbursement obligations with respect to letters of credit issued in the ordinary course of business; provided that, upon the drawing of such letters of credit, such obligations are reimbursed within 30 days following such drawing;

(18)	the incurrence by Issuer or any Restricted Subsidiary of Indebtedness to the extent that the net proceeds thereof are promptly deposited to defease or to satisfy and discharge the notes;

(19)
the incurrence by Issuer or any of the Subsidiary Guarantors of additional Indebtedness in an aggregate principal amount (or accreted value, as applicable) at any time outstanding, including all Permitted Refinancing Indebtedness incurred to renew, refund, refinance, replace, defease or discharge any Indebtedness incurred pursuant to this clause (19), not to exceed the greater of (x) $1.0 billion and (y) 2.0% of Issuer’s Total Assets as of the time of such incurrence;

(20)	the incurrence by Issuer or any Restricted Subsidiary of Indebtedness arising in connection with endorsement of instruments for deposit in the ordinary course of business;
(21)
the incurrence by Issuer or any Restricted Subsidiary of Indebtedness evidenced by promissory notes subordinated to the notes and the Note Guarantees issued to current or former employees or directors of Parent, Issuer or any Subsidiary (or their respective spouses or estates) in lieu of cash payments for Capital Stock being repurchased from such Persons, not to exceed, in any twelve-month period, an amount equal to the amount of Restricted Payments that could be made during such twelve-month period pursuant to clause (5) of the third paragraph under the covenant described above under the caption “—Restricted Payments,” less the amount of Restricted Payments that have been made during such twelve-month period pursuant to such clause;

(22)	the incurrence by Issuer or any Restricted Subsidiary of Indebtedness consisting of take-or-pay obligations contained in supply agreements entered into in the ordinary course of business;
(23)
to the extent that deposits with, or payments owed to, the FCC in connection with the auction or licensing of Governmental Authorizations are deemed to be Indebtedness, the incurrence by Issuer or any Restricted Subsidiary of such Indebtedness;

(24)	Indebtedness incurred in connection with the Towers Transaction; and
(25)
the incurrence by Restricted Subsidiaries that are not Guarantors of Indebtedness; provided, however, that the aggregate principal amount (or accreted value, as applicable) of all Indebtedness incurred under this clause (25), when aggregated with the principal amount (or accreted value) of all other Indebtedness then outstanding and incurred pursuant to this clause (25), including all Permitted Refinancing Indebtedness incurred to renew, refund, refinance, replace, defease or discharge any Indebtedness incurred pursuant to this clause (25), does not exceed the greater of (x) $250.0 million and (y) 5.0% of the Consolidated Cash Flow of Issuer and its Subsidiaries for the most recently ended four full fiscal quarters for which financial statements are available.

The Existing Sprint Spectrum Notes are deemed to be outstanding pursuant to clause (1) above and reduce the amount of Indebtedness otherwise permitted to be incurred thereunder.
Issuer will not incur, and will not permit any Subsidiary Guarantor to incur, any Indebtedness (including Permitted Debt, but excluding Indebtedness permitted by clause (6) above) that is contractually subordinated in right of payment to any other Indebtedness of Issuer or such Subsidiary Guarantor unless such Indebtedness is also contractually subordinated in right of payment to the notes and the Note Guarantee on substantially identical terms; provided, however, that no Indebtedness shall be deemed to be contractually subordinated in right of payment to any other Indebtedness of Issuer or any Subsidiary Guarantor solely by virtue of such Indebtedness being unsecured or by virtue of such Indebtedness being secured on a first or junior Lien basis.
For purposes of (x) determining compliance with this “Incurrence of Indebtedness and Issuance of Disqualified Stock and Preferred Stock” covenant, in the event that an item of proposed Indebtedness meets the criteria of more than one of the categories of Permitted Debt described in clauses (1) through (25) above, or is entitled to be incurred pursuant to the first paragraph of this covenant, Issuer will be permitted to classify all or a portion of such item of Indebtedness on the date of its incurrence, or later reclassify all or a portion of such item of Indebtedness, in any manner that complies with this covenant; provided, however that Indebtedness outstanding under the Term Loan Credit Agreement on the Issue Date shall be deemed to have been incurred under clause (1) above and (y) determining the amount of Indebtedness that may be incurred pursuant to clause (1)(a)(y) of the definition of Permitted Debt, Issuer may elect, pursuant to an officers’ certificate delivered to the trustee, to treat all or any portion of the commitment under any Indebtedness (and any refinancing with respect thereto) as being incurred at such time, in which case any subsequent incurrence of Indebtedness under such commitment or refinancing, as the case may be, shall not be deemed, for purposes of this calculation, to be an incurrence at such subsequent time. The accrual of interest, the accretion or amortization of original issue discount, the payment of interest on any Indebtedness in the form of additional Indebtedness with the same terms, the reclassification of Preferred Stock as Indebtedness due to a change in accounting principles or the application thereof, and the payment of dividends on Disqualified Stock in the form of additional shares of the same class of Disqualified Stock will not be deemed to be an incurrence of Indebtedness or an issuance of Disqualified Stock for purposes of this covenant. Notwithstanding any other provision of this covenant, the maximum amount of Indebtedness that Issuer or any Restricted Subsidiary may incur pursuant to this covenant shall not be deemed to be exceeded solely as a result of fluctuations in exchange rates or currency values, and in no event shall the reclassification of any lease or other liability as indebtedness due to a change in accounting principles after the Closing Date be deemed to be an incurrence of Indebtedness. In determining the amount of Indebtedness outstanding under one of the clauses above, the outstanding principal amount of any particular Indebtedness of any Person shall be counted only once and any obligation of such Person or any other Person arising under any guarantee, Lien, letter of credit or similar instrument supporting such Indebtedness shall be disregarded so long as it is permitted to be incurred by the Person or Persons incurring such obligation.
The amount of any Indebtedness outstanding as of any date will be:
(1)	the accreted value of the Indebtedness, in the case of any Indebtedness issued with original issue discount;
(2)	in the case of Hedging Obligations, the termination value of the agreement or arrangement giving rise to such obligations that would be payable by such Person at such time;
(3)	the principal amount of the Indebtedness, in the case of any other Indebtedness; and
(4)	in respect of Indebtedness of another Person secured by a Lien on the assets of the specified Person, the lesser of:
(a)	the Fair Market Value of such assets at the date of determination; and
(b)	the amount of the Indebtedness of the other Person.
Liens
Issuer will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, create, incur, assume or suffer to exist any Lien securing Indebtedness upon any asset now owned or hereafter acquired, except Permitted Liens, unless the notes are equally and ratably secured (except that Liens securing Indebtedness that is contractually subordinated to the notes shall be expressly subordinate to any Lien securing the notes to at least the same extent that such Indebtedness is subordinate to the notes).
Dividend and Other Payment Restrictions Affecting Subsidiaries
Issuer will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, create or permit to exist or become effective any consensual encumbrance or restriction on the ability of any Restricted Subsidiary to:
(1)	pay dividends or make any other distributions on its Capital Stock to Issuer or any of its Restricted Subsidiaries, or pay any Indebtedness owed to Issuer or any of its Restricted Subsidiaries;
(2)	make loans or advances to Issuer or any of its Restricted Subsidiaries; or
(3)	sell, lease or transfer any of its properties or assets to Issuer or any of its Restricted Subsidiaries.
However, the preceding restrictions will not apply to encumbrances or restrictions existing under or by reason of:
(1)
agreements or instruments governing (a) Existing Indebtedness and (b) Equity Interests and Credit Facilities as in effect on the Closing Date and, in each case, any amendments, restatements, modifications, renewals, increases, supplements, refundings, replacements or refinancings of those agreements or instruments; provided that the amendments, restatements, modifications, renewals, increases, supplements, refundings, replacements or refinancings are (in the good faith judgment of the Board of Directors of Issuer or a senior financial officer of Issuer, whose determination shall be conclusive) not materially more restrictive, taken as a whole, with respect to such dividend and other payment restrictions than those contained in those agreements or instruments on the Closing Date;

(2)
agreements or instruments governing Credit Facilities not in effect on the Closing Date so long as either (a) the encumbrances and restrictions contained therein do not impair the ability of any Restricted Subsidiary of Issuer to pay dividends or make any other distributions or payments directly or indirectly to Issuer in an amount sufficient to permit Issuer to pay the principal of, or interest and premium, if any, on the notes, or (b) the encumbrances and restrictions contained therein are no more restrictive, taken as a whole, than those contained in the indenture;

(3)
Series Issue Date Existing Indebtedness, the notes issued on the Series Issue Date, and any additional notes of the same series, the Note Guarantees in respect thereof, and the base indenture, as supplemented by the supplemental indenture;

(4)	applicable law, rule, regulation or order;
(5)
agreements or instruments with respect to a Person acquired by Issuer or any of its Restricted Subsidiaries as in effect at the time of such acquisition (except to the extent such Indebtedness or Capital Stock was incurred in connection with or in contemplation of such acquisition) or as may be amended, restated, modified, renewed, extended, supplemented, refunded, replaced or refinanced from time to time (so long as the encumbrances and restrictions in any such amendment, restatement, modification, renewal, extension, supplement, refunding, replacement or refinancing are, in the good faith judgment of Issuer’s Board of Directors or a senior financial officer of Issuer, whose determination shall be conclusive, not materially more restrictive, taken as a whole, than those in effect on the date of the acquisition), which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person, or the property or assets of the Person, so acquired; provided that, in the case of agreements or instruments governing Indebtedness, such Indebtedness was permitted by the terms of the indenture to be incurred;

(6)
customary non-assignment provisions in contracts and licenses entered into in the ordinary course of business and customary contractual restrictions on transfers of all or substantially all assets of a Person;

(7)
any instrument governing any secured Indebtedness or Capital Lease Obligation that imposes restrictions on the assets securing such Indebtedness or the subject of such lease of the nature described in clause (3) of the preceding paragraph;

(8)
any agreement for the sale or other disposition of a Restricted Subsidiary that imposes restrictions of the nature described in clauses (1) and/or (3) of the preceding paragraph on the Restricted Subsidiary pending the sale or other disposition;

(9)
Permitted Refinancing Indebtedness; provided that the restrictions contained in the agreements governing such Permitted Refinancing Indebtedness are not materially more restrictive, taken as a whole, than those contained in the agreements governing the Indebtedness being refinanced;

(10)	Liens permitted to be incurred under the provisions of the covenant described above under the caption “—Liens” that limit the right of the debtor to dispose of the assets subject to such Liens;
(11)
provisions limiting the disposition or distribution of assets or property in partnership and joint venture agreements, asset sale agreements, sale-leaseback agreements, stock sale agreements and other similar agreements, which limitation is applicable only to the assets that are the subject of such agreements;

(12)
restrictions on cash or other deposits or net worth imposed by customers, suppliers or landlords or required by insurance, surety or bonding companies, in each case, under contracts entered into in the ordinary course of business;

(13)
restrictions in other Indebtedness, Disqualified Stock or Preferred Stock incurred or issued in compliance with the covenant described under the caption “—Incurrence of Indebtedness and Issuance of Disqualified Stock and Preferred Stock”; provided that such restrictions, taken as a whole, are, in the good faith judgment of Issuer’s Board of Directors or a senior financial officer of Issuer, whose determination shall be conclusive, not materially more restrictive than those contained in the existing agreements referenced in clauses (1) and (3) above;

(14)
the issuance of Preferred Stock by a Restricted Subsidiary of Issuer or the payment of dividends thereon in accordance with the terms thereof; provided that issuance of such Preferred Stock is permitted pursuant to the covenant described above under the caption “— Incurrence of Indebtedness and Issuance of Disqualified Stock and Preferred Stock” and the terms of such Preferred Stock do not expressly restrict the ability of such Restricted Subsidiary to pay dividends or make any other distributions on its Capital Stock (other than requirements to pay dividends or liquidation preferences on such Preferred Stock prior to paying any dividends or making any other distributions on such other Capital Stock);
(15)
any agreement or instrument with respect to Indebtedness incurred, or Preferred Stock issued, by any Restricted Subsidiary, provided that the restrictions contained in the agreements or instruments governing such Indebtedness or Preferred Stock (a) either (i) apply only in the event of a payment default or a default with respect to a financial covenant in such agreement or instrument or (ii) will not materially affect Issuer’s ability to pay all principal, interest and premium, if any, on the notes, as determined in good faith by Issuer’s Board of Directors or a senior financial officer of Issuer, whose determination shall be conclusive; and (b) are not materially more disadvantageous to the holders of the notes than is customary in comparable financings;

(16)
any agreement or instrument of Issuer, Parent, MetroPCS Wireless, Inc., or any of MetroPCS Wireless, Inc.’s Subsidiaries existing prior to, or entered into or assumed by Issuer or any of its Subsidiaries in connection with the MetroPCS Merger, in each case, as such agreements or instruments may be amended, restated, modified, renewed or replaced from time to time; provided that the amendments, restatements, modifications, renewals, and replacements are (in the good faith judgment of the Board of Directors of Issuer or a senior financial officer of Issuer, whose determination shall be conclusive) not materially more restrictive, taken as a whole, with respect to such encumbrances and restrictions than those agreements or instruments as in effect as of the Closing Date;

(17)	restrictions arising from the Towers Transaction; and
(18)	encumbrances or restrictions pursuant to any Existing Sprint Spectrum Financing Document, affecting any Existing Sprint Spectrum Subsidiary or in connection with the Existing Sprint Spectrum Program.
Merger, Consolidation or Sale of Assets
Issuer will not: (1) consolidate or merge with or into another Person (whether or not Issuer is the surviving corporation); or (2) directly or indirectly sell, assign, lease, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of Issuer and its Restricted Subsidiaries taken as a whole, in one or more related transactions, to another Person, unless:
(1)
either: (a) Issuer is the surviving corporation; or (b) the Person formed by or surviving any such consolidation or merger (if other than Issuer) or to which such sale, assignment, lease, transfer, conveyance or other disposition has been made is a corporation, limited liability company or partnership organized or existing under the laws of the United States, any state of the United States or the District of Columbia; provided that if such Person is not a corporation, such Person immediately causes a Subsidiary that is a corporation organized or existing under the laws of the United States, any state of the United States or the District of Columbia to be added as a co-issuer of the notes under the indenture;

(2)
the Person formed by or surviving any such consolidation or merger (if other than Issuer) or the Person to which such sale, assignment, lease, transfer, conveyance or other disposition has been made expressly assumes, by a supplemental indenture, executed and delivered to the trustee, the payment of the principal of and any premium and interest on the notes and the performance or observance of every covenant of the indenture on the part of Issuer to be performed or observed;

(3)	immediately after such transaction, no Default or Event of Default exists; and
(4)
Issuer or the Person formed by or surviving any such consolidation or merger (if other than Issuer), or to which such sale, assignment, lease, transfer, conveyance or other disposition has been made would, on the date of such transaction after giving pro forma effect thereto and any related financing transactions as if the same had occurred at the beginning of the applicable four-quarter period, either (a) be permitted to incur at least $1.00 of additional Indebtedness pursuant to the Debt to Cash Flow Ratio test set forth in the first paragraph of the covenant described above under the caption “—Incurrence of Indebtedness and Issuance of Disqualified Stock and Preferred Stock” or (b) have a Debt to Cash Flow Ratio no greater than the Debt to Cash Flow Ratio of Issuer immediately prior to such transaction.

Upon any consolidation or merger, or any sale, transfer, assignment, lease, conveyance or other disposition of all or substantially all of the properties or assets of Issuer and its Restricted Subsidiaries, taken as a whole, in a transaction that is subject to, and that complies with the provisions of, this “Merger, Consolidation or Sale of Assets” covenant, the successor Person formed by such consolidation or into or with which Issuer is merged or to which such sale, transfer, assignment, lease, conveyance or other disposition is made, shall succeed to, and be substituted for Issuer (so that from and after the date of such consolidation, merger, sale, assignment, transfer, lease, conveyance or other disposition, the provisions of the indenture referring to Issuer shall refer instead to the successor Person and not to Issuer), and may exercise every right and power of Issuer under the indenture with the same effect as if such successor Person had been named as Issuer therein. When the successor Person assumes all of Issuer’s obligations under the indenture, Issuer shall be discharged from those obligations.
This “Merger, Consolidation or Sale of Assets” covenant will not apply to (and the following shall be permitted notwithstanding such covenant):
(1)
a merger of Issuer with a direct or indirect Subsidiary of Parent solely for the purpose of reincorporating Issuer in another jurisdiction in the United States so long as the amount of Indebtedness of Issuer and its Restricted Subsidiaries is not increased thereby;

(2)	any consolidation or merger, or any sale, assignment, transfer, conveyance, lease or other disposition of assets between or among Issuer and its Restricted Subsidiaries; or
(3)	the MetroPCS Transactions, including the MetroPCS Merger.
Transactions with Affiliates
Issuer will not, and will not permit any of its Restricted Subsidiaries to, make any payment to, or sell, lease, transfer or otherwise dispose of any of its properties or assets to, or purchase any property or assets from, or enter into or make or amend any transaction, contract, agreement, understanding, loan, advance or guarantee with, or for the benefit of, any Affiliate of Issuer (each, an “Affiliate Transaction”), in any one or series of related transactions involving aggregate payments or consideration in excess of $50.0 million, unless:
(1)
the Affiliate Transaction is on terms that, taken as a whole, are no less favorable to Issuer or the relevant Restricted Subsidiary than those that would have been obtained in a comparable transaction by Issuer or such Restricted Subsidiary with an unrelated Person; and

(2)	Issuer delivers to the trustee:
(a)
with respect to any Affiliate Transaction or series of related Affiliate Transactions involving aggregate consideration in excess of $100.0 million, an officers’ certificate certifying that such Affiliate Transaction complies with this covenant; and

(b)
with respect to any Affiliate Transaction or series of related Affiliate Transactions involving aggregate consideration in excess of $250.0 million, a resolution of the Board of Directors of Issuer set forth in an officers’ certificate certifying that such Affiliate Transaction complies with this covenant and that such Affiliate Transaction has been approved by a majority of the disinterested members of the Board of Directors of Issuer.

The following items will not be deemed to be Affiliate Transactions and, therefore, will not be subject to the provisions of the prior paragraph:
(1)
any employment agreement, employee benefit plan, agreement or plan relating to employee, officer or director compensation or severance, officer or director indemnification agreement or any similar arrangement entered into by Issuer, any of its Restricted Subsidiaries or a direct or indirect parent of Issuer existing on the Closing Date, or entered into thereafter in the ordinary course of business, and any indemnities or other transactions permitted or required by bylaw, statutory provisions or any of the foregoing agreements, plans or arrangements and payments pursuant thereto;

(2)	transactions between or among Parent, Issuer and/or its Restricted Subsidiaries;
(3)
transactions with a Person (other than an Unrestricted Subsidiary of Issuer) that is an Affiliate of Issuer solely because Issuer owns, directly or through a Restricted Subsidiary, an Equity Interest in, or controls, such Person;

(4)	any issuance of Equity Interests (other than Disqualified Stock) of Issuer to, or receipt of any capital contribution from, any Affiliate of Issuer;
(5)	transactions in connection with any Permitted Joint Venture Investment;
(6)	any Permitted Investments or Restricted Payments that do not violate the provisions of the indenture described above under the caption “—Restricted Payments”;
(7)
(x) any contracts, agreements or understandings existing as of the Issue Date and disclosed in the notes to the consolidated financial statements of MetroPCS Wireless, Inc. for the year ended December 31, 2012, (y) any agreement listed on Schedule 3.2(r)—Related-Party Agreements—to the “T-Mobile Disclosure Letter” to the MetroPCS Business Combination Agreement, and (z) any agreement listed under the section entitled “Transactions with Related Persons and Approval” in the proxy statement of Parent filed with the SEC under cover of Schedule 14A on April 16, 2012 and, in each case, any amendments to, replacements of, or orders pursuant to such contracts, agreements or understandings so long as any such amendments, replacements, or orders, taken as a whole, are not (in the good faith judgment of Issuer’s Board of Directors or a senior financial officer of Issuer, whose determination shall be conclusive) more disadvantageous to Issuer or to the holders of the notes in any material respect than the original contracts, agreements or understandings as in effect on the Closing Date;

(8)
transactions with customers, clients, suppliers, purchasers, sellers of goods or services, or licensees of intellectual property, in each case in the ordinary course of business and otherwise in compliance with the terms of the indenture, provided that in the good faith determination of Issuer’s Board of Directors or a senior financial officer of Issuer, which determination shall be conclusive, such transactions are on terms, taken as a whole, not materially less favorable to Issuer or the applicable Restricted Subsidiary than those that could reasonably be expected to be obtained in a comparable transaction at such time on an arm’s length basis from a Person that is not an Affiliate of Issuer;

(9)
issuances, exchanges, purchases or repurchases of notes or other Indebtedness of Issuer or its Restricted Subsidiaries or solicitations of amendments, waivers or consents in respect of notes or such other Indebtedness, if such issuance, exchange, purchase, repurchase or solicitation is approved by a majority of the disinterested members of the Board of Directors of Issuer;

(10)
reasonable payments made for any financial advisory, financing, underwriting, placement or syndication services approved by Issuer’s Board of Directors or a senior financial officer of Issuer in good faith;

(11)
amendments, extensions, replacements and other modifications of transactions with Affiliates otherwise permitted by the indenture, provided that in the good faith determination of Issuer’s Board of Directors or a senior financial officer of Issuer, which determination shall be conclusive, such amendments, extensions, replacements or other modifications, taken as a whole, are no less favorable in any material respect to Issuer or the applicable Restricted Subsidiary than the transaction or transactions being amended, extended, replaced or modified; and

(12)
(i) the MetroPCS Business Combination Agreement and any Ancillary Agreements, as defined in the MetroPCS Business Combination Agreement, in each case, as the same may be amended, modified, supplemented or replaced from time to time on terms that, taken as a whole, in the good faith determination of Issuer’s Board of Directors or a senior financial officer of Issuer, which determination shall be conclusive, are not materially less favorable to Issuer or the applicable Restricted Subsidiary than those of the agreement being amended, modified, supplemented or replaced, (ii) transactions or agreements relating to the DT Notes and the TMUS Working Capital Facility, each as may be amended, modified, or supplemented from time to time, and any indebtedness incurred in connection with the refinancing of the foregoing, on terms that, taken as a whole, in the good faith determination of Issuer’s Board of Directors or a senior financial officer of Issuer, which determination shall be conclusive, are not materially less favorable to Issuer than those of the DT Notes or TMUS Working Capital Facility, as applicable, and (iii) transactions between Issuer and its Restricted Subsidiaries, on the one hand, and any Designated Tower Entities that have been designated as Unrestricted Subsidiaries, on the other hand, in connection with the Towers Transaction.

Business Activities
Issuer will not, and will not permit any of its Restricted Subsidiaries to, engage in any business other than Permitted Businesses, except to such extent as would not be material to Issuer and its Restricted Subsidiaries taken as a whole.
Additional Note Guarantees
If (a) Issuer or any of Issuer’s Domestic Restricted Subsidiaries acquires or creates another Domestic Restricted Subsidiary (and such Subsidiary is a Wholly-Owned Subsidiary and is not a Designated Tower Entity, the Reinsurance Entity, an Immaterial Subsidiary or (so long as the aggregate principal amount of Existing Sprint Spectrum Notes does not exceed the Existing Sprint Spectrum Program Cap) an Existing Sprint Spectrum Subsidiary) after the Series Issue Date or (b) any Restricted Subsidiary of Issuer guarantees any Specified Issuer Indebtedness of Issuer after the Series Issue Date or (c) Parent or any Subsidiary of Parent acquires or creates a Subsidiary that directly or indirectly owns Equity Interests of Issuer, then Issuer or Parent, as applicable, will cause that newly acquired or created Domestic Restricted Subsidiary, Restricted Subsidiary or Subsidiary of Parent to become a guarantor of the notes and execute a supplemental indenture and, if requested by the trustee, deliver an opinion of counsel reasonably satisfactory to the trustee within 10 Business Days after the date on which it was acquired or created or guarantees such Specified Issuer Indebtedness, as applicable, or reasonably promptly thereafter.
Designation of Restricted and Unrestricted Subsidiaries
The Board of Directors of Issuer may designate any Restricted Subsidiary to be an Unrestricted Subsidiary if that designation would not cause a Default. If a Restricted Subsidiary is designated as an Unrestricted Subsidiary, (i) the aggregate Fair Market Value of all outstanding Investments owned by Issuer and its Restricted Subsidiaries in the Subsidiary designated as an Unrestricted Subsidiary will be deemed to be an Investment made as of the time of the designation and will reduce the amount available for Restricted Payments under the covenant described above under the caption “—Restricted Payments” or under one or more clauses of the definition of Permitted Investments, as determined by Issuer in its discretion, and (ii) any Guarantee by Issuer or any Restricted Subsidiary thereof of any Indebtedness of the Restricted Subsidiary being so designated will be deemed to be an incurrence of Indebtedness by Issuer or such Restricted Subsidiary (or both, if applicable) at the time of such designation. That designation will only be permitted if the Investment and/or incurrence of Indebtedness would be permitted at that time and if the Restricted Subsidiary otherwise meets the definition of an Unrestricted Subsidiary. The Board of Directors of Issuer may redesignate any Unrestricted Subsidiary to be a Restricted Subsidiary if that redesignation would not cause a Default.
Any designation of a Subsidiary of Issuer as an Unrestricted Subsidiary will be evidenced to the trustee by filing with the trustee a certified copy of a resolution of the Board of Directors giving effect to such designation and an officers’ certificate certifying that such designation complied with the preceding conditions and was permitted by the covenant described above under the caption “—Restricted Payments.” The Board of Directors of Issuer may at any time designate any Unrestricted Subsidiary to be a Restricted Subsidiary of Issuer; provided that such designation will be deemed to be an incurrence of Indebtedness by a Restricted Subsidiary of Issuer of any outstanding Indebtedness of such Unrestricted Subsidiary, and such designation will only be permitted if (1) such Indebtedness is permitted under the covenant described under the caption “—Incurrence of Indebtedness and Issuance of Disqualified Stock and Preferred Stock,” calculated on a pro forma basis as if such designation had occurred at the beginning of the four-quarter reference period; and (2) no Default would be in existence following such designation, and as a result of, such designation.
Notwithstanding the foregoing, Issuer may at any time and from time to time designate any Designated Entity, by written notice to the trustee, as an Unrestricted Subsidiary, and any such Subsidiary shall upon such notice immediately be designated and deemed an Unrestricted Subsidiary, without any further action by Issuer (and, for the avoidance of doubt, shall not require delivery of a resolution of the Board of Directors or of an officers’ certificate) (each, a “Specified Unrestricted Subsidiary Designation”). The aggregate Fair Market Value of all outstanding Investments owned by Issuer and its Restricted Subsidiaries in such Designated Entities so designated as Unrestricted Subsidiaries will, as calculated and to the extent permitted by clause (18) of the definition of Permitted Investments, be deemed to be an Investment made as of the time of such Specified Unrestricted Subsidiary Designation under such clause (18), and not reduce the amount available for Restricted Payments under the covenant described above under the caption “—Restricted Payments.”

Payments for Consent
Issuer will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, pay or cause to be paid any consideration to or for the benefit of any holder of any series of notes for or as an inducement to any consent, waiver or amendment of any of the terms or provisions of the applicable indenture with respect to such notes or such notes unless such consideration is offered to be paid and is paid to all holders of such series of notes that consent, waive or agree to amend in the time frame set forth in the solicitation documents relating to such consent, waiver or amendment.
Reports
Whether or not required by the rules and regulations of the SEC, so long as any notes are outstanding, Parent will file a copy of each of the reports referred to in clauses (1) and (2) below with the SEC for public availability within the time periods (including all applicable extension periods) specified in the SEC rules and regulations applicable to such reports (unless the SEC will not accept such a filing):
(1)
all quarterly and annual financial reports that would be required to be contained in a filing with the SEC on Forms 10-Q and 10-K if Parent were required to file such reports, including a “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and, with respect to the annual information only, a report on the annual financial statements by its certified independent accountants; and

(2)	all current reports that would be required to be filed with the SEC on Form 8-K if Parent or Issuer were required to file such reports;
provided that the availability of the foregoing reports on the SEC’s EDGAR service (or successor thereto) shall be deemed to satisfy Issuer’s delivery obligations to the trustee and any holder of notes.
All such reports will be prepared in all material respects in accordance with all of the rules and regulations applicable to such reports; provided that, if neither Parent nor Issuer is required under the rules and regulations of the SEC to file such reports with the SEC for public availability, such reports need not be prepared in accordance with all of the rules and regulations applicable to such reports and shall only be required to include the information or disclosure that would be required by such form to the extent that, and in the same general style of presentation as, the same or substantially similar information or disclosure is also included in the offering memorandum dated March 8, 2013 relating to the $3.5B Notes. Each annual report on Form 10-K will include a report on Parent’s consolidated financial statements by Parent’s certified independent accountants. Issuer will at all times comply with TIA §314(a).
If the SEC will not accept Parent’s or Issuer’s filings for any reason, Parent or Issuer will post the reports referred to in the preceding paragraphs on its website, on intralinks.com or another website within the time periods that would apply if Parent were required to file those reports with the SEC (including all applicable extension periods). If (i) Issuer has designated any of its Subsidiaries as Unrestricted Subsidiaries or (ii) the combined operations of Parent and its Subsidiaries, excluding the operations of Issuer and its Restricted Subsidiaries and excluding cash and Cash Equivalents, would, if held by a single Unrestricted Subsidiary of Issuer, constitute a Significant Subsidiary of Issuer, then the quarterly and annual financial information required by the preceding paragraphs will include a reasonably detailed presentation, either on the face of the financial statements or in the footnotes thereto, and in Management’s Discussion and Analysis of Financial Condition and Results of Operations, of (A) in the case of (i) above, the financial condition and results of operations of Parent, Issuer and its Restricted Subsidiaries separate from the financial condition and results of operations of the Unrestricted Subsidiaries of Issuer and (B) in the case of (ii) above, the financial condition and results of operations of Issuer and its Restricted Subsidiaries separate from the financial condition and results of operations of Parent and its other Subsidiaries; provided, however, that the requirements of this paragraph shall not apply if Parent or Issuer files with the SEC the reports referred to in clauses (1) and (2) of the first paragraph of this covenant, and any such report contains the information required in this paragraph.
For so long as any notes remain outstanding, if at any time they are not required to file with the SEC the reports required by the preceding paragraphs, Issuer and the Guarantors will furnish to the holders of notes and to securities analysts and prospective investors, upon their request, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act of 1933, as amended (the “Securities Act”).

Events of Default and Remedies
Each of the following is an “Event of Default” in respect of the notes of a series:
(1)	default for 30 days in the payment when due of interest on the notes of such series;
(2)	default in the payment when due (at maturity, upon redemption or otherwise) of the principal of, or premium, if any, on, the notes of such series;
(3)
failure by Issuer for 120 days after notice to Issuer by the trustee or the holders of at least 25% in aggregate principal amount of the notes of such series then outstanding voting as a single class to comply with the provisions described under the caption “—Reports”;

(4)
failure by Issuer or any of its Restricted Subsidiaries for 30 days after notice to Issuer by the trustee or the holders of at least 25% in aggregate principal amount of the notes of such series then outstanding voting as a single class to comply with the provisions described under the captions “—Repurchase at the Option of Holders—Change of Control Triggering Event” or “—Repurchase at the Option of Holders—Asset Sales” (in each case other than a failure to purchase notes that will constitute an Event of Default under clause (2) above), or “—Certain Covenants—Merger, Consolidation or Sale of Assets”;

(5)
failure by Issuer or any of its Restricted Subsidiaries for 90 days after notice to Issuer by the trustee or the holders of at least 25% in aggregate principal amount of the notes of such series then outstanding voting as a single class to comply with any of the other agreements in the indenture;

(6)
default under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness for money borrowed by Issuer or any of its Restricted Subsidiaries that is a Significant Subsidiary (or any Restricted Subsidiaries that together would constitute a Significant Subsidiary) (or the payment of which is guaranteed by Issuer or any of its Restricted Subsidiaries that would constitute a Significant Subsidiary), whether such Indebtedness or Guarantee now exists, or is created after the Series Issue Date with respect to such series of notes, if that default:

(a)
is caused by a failure to pay principal of, or interest or premium, if any, on, such Indebtedness prior to the expiration of the grace period provided in such Indebtedness on the date of such default (a “Payment Default”); or

(b)	results in the acceleration of such Indebtedness prior to its express maturity;
and, in each case, the principal amount of any such Indebtedness, together with the principal amount of any other such Indebtedness under which there has been a Payment Default or the maturity of which has been so accelerated, aggregates an amount equal to $100.0 million or more, in each case for so long as such failure or acceleration is continuing;
(7)
failure by Issuer or any of its Restricted Subsidiaries that is a Significant Subsidiary (or any Restricted Subsidiaries that together would constitute a Significant Subsidiary) to pay or discharge final judgments entered by a court or courts of competent jurisdiction aggregating in excess of $100.0 million (to the extent not covered by insurance), which judgments are not paid, discharged or stayed for a period of 60 consecutive days following entry of such final judgment or decree during which a stay of enforcement of such final judgment or decree, by reason of pending appeal or otherwise, is not in effect;

(8)
Issuer or any of its Restricted Subsidiaries that is a Significant Subsidiary, or any group of Restricted Subsidiaries of Issuer that, taken together, would constitute a Significant Subsidiary, pursuant to or within the meaning of Bankruptcy Law:

(a)	commences a voluntary case,
(b)	consents to the entry of an order for relief against it in an involuntary case,
(c)	consents to the appointment of a custodian of it or for all or substantially all of its property,
(d)	makes a general assignment for the benefit of its creditors, or
(e)	generally is not paying its debts as they become due;

(9)	a court of competent jurisdiction enters a final order or decree under any Bankruptcy Law that:
(a)
is for relief against Issuer or any of its Restricted Subsidiaries that is a Significant Subsidiary or any group of Restricted Subsidiaries of Issuer that, taken together, would constitute a Significant Subsidiary in an involuntary case;

(b)
appoints a custodian of Issuer or any of its Restricted Subsidiaries that is a Significant Subsidiary or any group of Restricted Subsidiaries of Issuer that, taken together, would constitute a Significant Subsidiary or for all or substantially all of the property of Issuer or any of its Restricted Subsidiaries that is a Significant Subsidiary or any group of Restricted Subsidiaries of Issuer that, taken together, would constitute a Significant Subsidiary; or

(c)
orders the liquidation of Issuer or any of its Restricted Subsidiaries that is a Significant Subsidiary or any group of Restricted Subsidiaries of Issuer that, taken together, would constitute a Significant Subsidiary;

(d)	and the final order or decree remains unstayed and in effect for 60 consecutive days; and
(10)
except as permitted by the indenture, any Note Guarantee with respect to the notes of such series is held in any judicial proceeding to be unenforceable or invalid or ceases for any reason to be in full force and effect, or any Guarantor, or any Person acting on behalf of any such Guarantor, denies or disaffirms its obligations under its Note Guarantee.

In the case of an Event of Default arising from certain events of bankruptcy or insolvency, with respect to Issuer, any Restricted Subsidiary of Issuer that is a Significant Subsidiary or any group of Restricted Subsidiaries of Issuer that, taken together, would constitute a Significant Subsidiary, all outstanding notes of such series will become due and payable immediately without further action or notice. However, the effect of such provisions may be limited by applicable laws. If any other Event of Default occurs and is continuing with respect to the any series of notes, the trustee or the holders, with a copy to the trustee, of at least 25% in aggregate principal amount of the then outstanding notes of such series may declare all the notes of such series to be due and payable immediately.
Subject to certain limitations, the holders of a majority in aggregate principal amount of the then outstanding notes of such series may direct the trustee in its exercise of any trust or power. The trustee may withhold from holders of the notes notice of any continuing Default or Event of Default if it determines that withholding notice is in their interest, except a Default or Event of Default in the payment of interest or premium, if any, on, or the principal of, the notes of such series.
Subject to the provisions of the indenture relating to the duties of the trustee, the trustee will be under no obligation to exercise any of the rights or powers under the indenture at the request or direction of any holders of notes unless such holders have offered to the trustee indemnity or security satisfactory to it against any loss, liability or expense.
Except to enforce the right to receive payment of principal, premium, if any, or interest when due, no holder of a note may pursue any remedy with respect to the indenture or the notes unless:
(1)	such holder has previously given to the trustee written notice that an Event of Default is continuing;
(2)
holders of at least 25% in aggregate principal amount of the then outstanding notes of the applicable series have made a written request to the trustee to institute proceedings in respect of such Event of Default in its own name as trustee;

(3)	such holder or holders have offered the trustee security or indemnity satisfactory to it against any loss, liability or expense to be incurred in compliance with such request;
(4)	the trustee has not complied with such request within 90 days after receipt of the request and the offer of security or indemnity; and
(5)
during such 90-day period, holders of a majority in aggregate principal amount of the then outstanding notes of the applicable series have not given the trustee a direction inconsistent with such request.

The holders of a majority in aggregate principal amount of the then outstanding notes of a series by written notice to the trustee may, on behalf of the holders of all of the notes of such series, rescind an acceleration or waive any existing Default or Event of Default in respect of such series and its consequences under the indenture except a continuing Default or Event of Default in the payment of interest or premium, if any, on, or the principal of, the notes of such series.
In the case of any Event of Default occurring by reason of any willful action (or inaction) taken (or not taken) by or on behalf of Issuer with the intention of avoiding payment of the premium that Issuer would have had to pay if Issuer then had elected to redeem the notes pursuant to the optional redemption provisions of the indenture, an equivalent premium will also become and be immediately due and payable to the extent permitted by law upon the acceleration of the notes of such series.
Issuer is required to deliver to the trustee annually a statement regarding compliance with the indenture. Upon becoming aware of any Default or Event of Default, Issuer is required to deliver to the trustee a statement specifying such Default or Event of Default.
No Personal Liability of Directors, Officers, Employees and Stockholders
No past, present or future director, officer, member, manager, partner, employee, incorporator or stockholder of Issuer or any Guarantor, as such, will have any liability for any obligations of Issuer or the Guarantors under the notes, the indenture, the Note Guarantees, or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each holder of notes by accepting a note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the notes. The waiver may not be effective to waive liabilities under the federal securities laws.
Legal Defeasance and Covenant Defeasance
Issuer may at any time, at the option of its Board of Directors evidenced by a resolution set forth in an officers’ certificate, elect to have all of its obligations discharged with respect to the outstanding notes of any series and all obligations of the Guarantors discharged with respect to their Note Guarantees with respect to such series (“Legal Defeasance”) except for:
(1)
the rights of holders of outstanding notes of such series to receive payments in respect of the principal of, or interest or premium, if any, on, the notes when such payments are due from the trust referred to below;

(2)
Issuer’s obligations with respect to the notes of such series concerning issuing temporary notes, registration of notes, mutilated, destroyed, lost or stolen notes and the maintenance of an office or agency for payment of money for security payments held in trust;

(3)	the rights, powers, trusts, duties, indemnities and immunities of the trustee, and Issuer’s and the Guarantors’ obligations in connection therewith; and
(4)	the Legal Defeasance and Covenant Defeasance provisions of the indenture.
In addition, Issuer may, at its option and at any time with respect to any series of notes, elect to have the obligations of Issuer and the Guarantors released with respect to the provisions of the indenture described above under “—Repurchase at the Option of Holders” and under the caption “—Certain Covenants” (other than the covenant described under the caption “—Certain Covenants—Merger, Consolidation or Sale of Assets,” except to the extent described below) and the limitation imposed by clause (4) under the caption “—Certain Covenants—Merger, Consolidation or Sale of Assets” (such release and termination being referred to as “Covenant Defeasance”), and thereafter any omission to comply with such obligations or provisions will not constitute a Default or Event of Default with respect to such notes. In the event Covenant Defeasance occurs with respect to any series of notes in accordance with the indenture, the Events of Default described under clauses (3) through (9) under the caption “—Events of Default and Remedies” (in the case of clauses (8) and (9), only with respect to Issuer’s Subsidiaries), in each case, will no longer constitute an Event of Default.
In order to exercise either Legal Defeasance or Covenant Defeasance with respect to any series of notes:
(1)
Issuer must irrevocably deposit with the trustee or its designee, in trust, for the benefit of the holders of such series of notes, cash in U.S. dollars, non- callable Government Securities, or a combination of cash in U.S. dollars and non-callable Government Securities, in such amounts as will be sufficient, in the opinion of a nationally recognized investment bank, appraisal firm or firm of independent public accountants, to pay the principal of, and premium, if any, and interest on, the outstanding notes of such series on the stated date for payment thereof or on the applicable redemption date, as the case may be, and Issuer must specify whether such notes are being defeased to such stated date for payment or to a particular redemption date;
(2)
in the case of Legal Defeasance, Issuer must deliver to the trustee an opinion of counsel reasonably acceptable to the trustee (which opinion of counsel may be subject to customary assumptions, qualifications and exclusions) confirming that (a) Issuer has received from, or there has been published by, the Internal Revenue Service a ruling or (b) since the Closing Date, there has been a change in the applicable U.S. federal income tax law, in either case to the effect that, and based thereon such opinion of counsel shall confirm that, the holders of the outstanding notes of such series will not recognize income, gain or loss for U.S. federal income tax purposes as a result of such Legal Defeasance and will be subject to U.S. federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Legal Defeasance had not occurred;

(3)
in the case of Covenant Defeasance, Issuer must deliver to the trustee an opinion of counsel reasonably acceptable to the trustee (which opinion of counsel may be subject to customary assumptions, qualifications and exclusions) confirming that the holders of the outstanding notes of such series will not recognize income, gain or loss for U.S. federal income tax purposes as a result of such Covenant Defeasance and will be subject to U.S. federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Covenant Defeasance had not occurred;

(4)
no Default or Event of Default has occurred and is continuing with respect to such series of notes on the date of such deposit (other than a Default or Event of Default resulting from the borrowing of funds, or the imposition of Liens in connection therewith, to be applied to such deposit, or a Default or Event of Default that will be cured by such Covenant Defeasance or Legal Defeasance) and the deposit will not result in a breach or violation of, or constitute a default under, any material instrument to which Issuer or any Guarantor is a party or by which Issuer or any Guarantor is bound;

(5)
such Legal Defeasance or Covenant Defeasance will not result in a breach or violation of, or constitute a default under, any material agreement or instrument (other than the indenture) to which Issuer or any of its Subsidiaries is a party or by which Issuer or any of its Subsidiaries is bound;

(6)
Issuer must deliver to the trustee an officers’ certificate stating that the deposit was not made by Issuer with the intent of preferring the holders of notes over the other creditors of Issuer with the intent of defeating, hindering, delaying or defrauding any creditors of Issuer or others;

(7)	Issuer must deliver to the trustee an officers’ certificate, stating that all conditions precedent relating to the Legal Defeasance or the Covenant Defeasance have been complied with; and
(8)
Issuer must deliver to the trustee an opinion of counsel (which may be subject to customary assumptions, qualifications and exclusions), stating that all conditions precedent set forth in clauses (2), (3) and (5) of this paragraph, as applicable, have been complied with; provided that the opinion of counsel with respect to clause (5) of this paragraph may be to the knowledge of such counsel.

Amendment, Supplement and Waiver
Except as provided in the next two succeeding paragraphs, the applicable indenture with respect to the notes of any series or the related Note Guarantees of the notes of any series may be amended or supplemented with the consent of the holders of at least a majority in aggregate principal amount of the notes of such series then outstanding (including consents obtained in connection with a purchase of, or tender offer or exchange offer for, notes of such series), and any existing Default or Event of Default or compliance with any provision of the applicable indenture with respect to such notes or Note Guarantees may be waived with the consent of the holders of a majority in aggregate principal amount of the then outstanding notes of such series (including consents obtained in connection with a purchase of, or tender offer or exchange offer for, the notes of such series).
Without the consent of each holder of notes of the applicable series affected, an amendment, supplement or waiver may not (with respect to any notes of a particular series held by a non-consenting holder):
(1)	reduce the principal amount of notes of such series whose holders must consent to an amendment, supplement or waiver;

(2)
reduce the principal of or change the fixed maturity of any note of such series or alter the provisions with respect to the redemption of the notes of such series (other than provisions relating to the covenants described above under the caption “—Repurchase at the Option of Holders”);

(3)	reduce the rate of or change the time for payment of interest on any note of such series;
(4)
waive a Default or Event of Default in the payment of principal of, or premium, if any, or interest on, the notes of such series (except a rescission of acceleration of the notes of such series by the holders of at least a majority in aggregate principal amount of the then outstanding notes of such series and a waiver of the payment default that resulted from such acceleration);

(5)	make any note of such series payable in money other than that stated in the notes of such series;
(6)
make any change in the provisions of the indenture relating to waivers of past Defaults or the rights of holders of notes of such series to receive payments of principal of, or interest or premium, if any, on, the notes of such series;

(7)	waive a redemption payment with respect to any note of such series (other than a payment required by one of the covenants described above under the caption “—Repurchase at the Option of Holders”);
(8)	release any Guarantor from any of its obligations under its related Note Guarantee of the notes of such series or the applicable indenture, except in accordance with the terms of such indenture; or
(9)	make any change in the preceding amendment and waiver provisions.
Notwithstanding the preceding, without the consent of any holder of notes, Issuer, the Guarantors and the trustee may amend or supplement the applicable indenture, the notes of any series or the related Note Guarantees:
(1)	to cure any ambiguity, defect or inconsistency;
(2)	to provide for uncertificated notes in addition to or in place of certificated notes;
(3)
to provide for the assumption of Issuer’s or a Guarantor’s obligations to holders of notes of such series and related Note Guarantees in the case of a merger or consolidation or sale of all or substantially all of Issuer’s or such Guarantor’s assets, as applicable;

(4)
to effect the release of a Guarantor from its Note Guarantee in respect of such series notes and the termination of such Note Guarantee, all in accordance with the provisions of the applicable indenture governing such release and termination;

(5)	to add any Guarantor or Note Guarantee with respect to such series or to secure the notes of such series or any related Note Guarantee;
(6)
to make any change that would provide any additional rights or benefits to the holders of notes of such series or that does not adversely affect the legal rights under the indenture of any such holder in any material respect;

(7)	to comply with requirements of the SEC in order to effect or maintain the qualification of the indenture under the Trust Indenture Act;
(8)
to change or eliminate any of the provisions of the applicable indenture; provided that any such change or elimination shall not become effective with respect to any outstanding notes of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision;

(9)	to provide for the issuance of and establish forms and terms and conditions of a new series of notes as permitted by the base indenture;
(10)
to conform the text of the applicable supplemental indenture, the notes of such series, or the related Note Guarantees to any provision of the “Description of Notes” section of any prospectus, prospectus supplement, offering memorandum or other offering document relating to the notes to the extent that such provision in such description of notes was intended to be a verbatim recitation of a provision of the applicable indenture, the applicable Note Guarantees, or the notes of such series, in each case, as conclusively evidenced by an officers’ certificate;

(11)
to provide for the issuance of additional notes of such series, provided that such additional notes have the same terms as, and be deemed part of the same series as, the notes of such series to the extent required under the applicable indenture;

(12)
to evidence and provide for the acceptance of and appointment by a successor trustee with respect to the notes of such series and to add to or change any of the provisions of the indenture as shall be necessary to provide for or facilitate the administration of the trust by more than one trustee; and

(13)	to allow any Guarantor of the notes of such series to execute a supplemental indenture and/or a Note Guarantee with respect to the notes of such series.
The consent of the holders of the notes is not necessary under the indenture to approve the particular form of any proposed amendment or waiver. It is sufficient if such consent approves the substance of the proposed amendment or waiver.
Satisfaction and Discharge
The applicable indenture will be discharged and will cease to be of further effect as to all notes, when:
(1)	either:
(a)
all notes of such series that have been authenticated, except lost, stolen or destroyed notes that have been replaced or paid and notes for whose payment money has been deposited in trust and thereafter repaid to Issuer, have been delivered to the trustee for cancellation; or

(b)
all notes of such series that have not been delivered to the trustee for cancellation have become due and payable by reason of the sending of a notice of redemption or otherwise or will become due and payable within one year and Issuer or any Guarantor has irrevocably deposited or caused to be deposited with the trustee or its designee as trust funds in trust solely for the benefit of the holders of such series of notes, cash in U.S. dollars, non-callable Government Securities, or a combination of cash in U.S. dollars and non-callable Government Securities, in such amounts as will be sufficient, without consideration of any reinvestment of interest, to pay and discharge the entire Indebtedness on the notes of such series not delivered to the trustee for cancellation for principal of, and premium, if any, and accrued interest to the date of maturity or redemption;

(2)
no Default or Event of Default with respect to such series of notes has occurred and is continuing on the date of such deposit (other than a Default or Event of Default resulting from the borrowing of funds, or the imposition of any Liens in connection therewith, to be applied to such deposit, or a Default or Event of Default that will be cured by such discharge);

(3)
such deposit will not result in a breach or violation of, or constitute a default under, any material agreement or instrument (other than the indenture) to which Issuer or any Guarantor is a party or by which Issuer or any Guarantor is bound;

(4)	Issuer or any Guarantor has paid or caused to be paid all sums payable by it under the indenture with respect to the notes of such series; and
(5)
Issuer has delivered irrevocable instructions to the trustee under the indenture to apply the deposited money toward the payment of the notes of such series at maturity or on the redemption date, as the case may be.

In addition, Issuer must deliver to the trustee (a) an officers’ certificate, stating that all conditions precedent set forth in clauses (1) through (5) above have been satisfied, and (b) an opinion of counsel (which opinion of counsel may be subject to customary assumptions, qualifications and exclusions), stating that all conditions precedent set forth in clauses (3) and (5) above have been satisfied; provided that the opinion of counsel with respect to clause (3) above may be to the knowledge of such counsel.
Governing Law
The indenture, the notes and the Note Guarantees are governed by the laws of the State of New York.
Concerning the Trustee
We maintain ordinary banking relationships with Deutsche Bank Trust Company Americas and its affiliates.

If the trustee becomes a creditor of Issuer or any Guarantor, the indenture limits the right of the trustee to obtain payment of claims in certain cases, or to realize on certain property received in respect of any such claim as security or otherwise. The trustee will be permitted to engage in other transactions; however, if it acquires any conflicting interest when a Default is continuing it must eliminate such conflict within 90 days of the date such conflict arises, apply to the SEC for permission to continue as trustee (if the indenture has been qualified under the Trust Indenture Act) or resign.
The holders of a majority in aggregate principal amount of the then outstanding notes of the applicable series will have the right to direct the time, method and place of conducting any proceeding for exercising any remedy available to the trustee, subject to certain exceptions. The indenture provides that in case an Event of Default occurs and is continuing, the trustee will be required, in the exercise of its power, to use the degree of care of a prudent man in the conduct of his own affairs.
Subject to such provisions, the trustee will be under no obligation to exercise any of its rights or powers under the indenture at the request of any holder of notes of the applicable series, unless such holder has offered to the trustee security and indemnity satisfactory to it against any loss, liability or expense.
Book-entry, Delivery and Form
The notes were initially evidenced by one or more definitive notes. Prior to the offer and sale of the notes under this prospectus, we anticipate the notes will be issued in registered, global form (“Global Notes”). The Global Notes will be deposited upon issuance with the trustee as custodian for DTC and registered in the name of DTC or its nominee, in each case, for credit to an account of a direct or indirect participant in DTC as described below.
Except as set forth below, the Global Notes may be transferred, in whole and not in part, only to another nominee of DTC or to a successor of DTC or its nominee. Beneficial interests in the Global Notes may not be exchanged for definitive notes in registered certificated form (“Certificated Notes”) except in the limited circumstances described below. See “—Exchange of Global Notes for Certificated Notes.” Except in the limited circumstances described below, owners of beneficial interests in the Global Notes will not be entitled to receive physical delivery of such notes in certificated form.
Transfers of beneficial interests in the Global Notes will be subject to the applicable rules and procedures of DTC and its direct or indirect participants (including, if applicable, those of Euroclear System (“Euroclear”) and Clearstream Banking, S.A. (“Clearstream”)), which may change from time to time.
Depository Procedures
The following description of the operations and procedures of DTC, Euroclear and Clearstream are provided solely as a matter of convenience. These operations and procedures are solely within the control of the respective settlement systems and are subject to changes by them. Issuer takes no responsibility for these operations and procedures and urges investors to contact the system or their participants directly to discuss these matters.
DTC has advised Issuer that DTC is a limited-purpose trust company created to hold securities for its participating organizations (collectively, the “Participants”) and to facilitate the clearance and settlement of transactions in those securities between the Participants through electronic book-entry changes in accounts of its Participants. The Participants include securities brokers and dealers (including the underwriters), banks, trust companies, clearing corporations and certain other organizations. Access to DTC’s system is also available to other entities such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Participant, either directly or indirectly (collectively, the “Indirect Participants”). Persons who are not Participants may beneficially own securities held by or on behalf of DTC only through the Participants or the Indirect Participants. The ownership interests in, and transfers of ownership interests in, each security held by or on behalf of DTC are recorded on the records of the Participants and Indirect Participants.
DTC has also advised Issuer that, pursuant to procedures established by it:
(1)	upon deposit of the Global Notes, DTC will credit the accounts of the Participants designated by the underwriters with portions of the principal amount of the Global Notes; and
(2)
ownership of these interests in the Global Notes will be shown on, and the transfer of ownership of these interests will be effected only through, records maintained by DTC (with respect to the Participants) or by the Participants and the Indirect Participants (with respect to other owners of beneficial interest in the Global Notes).

Investors in the Global Notes who are Participants may hold their interests therein directly through DTC. Investors in the Global Notes who are not Participants may hold their interests therein indirectly through organizations (including Euroclear and Clearstream) which are Participants. Euroclear and Clearstream will hold interests in the Global Notes on behalf of their participants through customers’ securities accounts in their respective names on the books of their respective depositories, which are Euroclear Bank S.A./N.V., as operator of Euroclear, and Citibank, N.A., as operator of Clearstream. All interests in a Global Note, including those held through Euroclear or Clearstream, may be subject to the procedures and requirements of DTC. Those interests held through Euroclear or Clearstream may also be subject to the procedures and requirements of such systems. The laws of some states require that certain Persons take physical delivery in definitive form of securities that they own. Consequently, the ability to transfer beneficial interests in a Global Note to such Persons will be limited to that extent. Because DTC can act only on behalf of the Participants, which in turn act on behalf of the Indirect Participants, the ability of a Person having beneficial interests in a Global Note to pledge such interests to Persons that do not participate in the DTC system, or otherwise take actions in respect of such interests, may be affected by the lack of a physical certificate evidencing such interests.
Except as described below, owners of interests in the Global Notes will not have notes registered in their names, will not receive physical delivery of notes in certificated form and will not be considered the registered owners or “holders” thereof under the indenture for any purpose.
Payments in respect of the principal of, and interest and premium, if any, on a Global Note registered in the name of DTC or its nominee will be payable to DTC in its capacity as the registered holder under the indenture. Under the terms of the indenture, Issuer and the trustee will treat the Persons in whose names the notes, including the Global Notes, are registered as the owners of the notes for the purpose of receiving payments and for all other purposes.
Consequently, neither Issuer, the trustee nor any agent of Issuer or the trustee has or will have any responsibility or liability for:
(1)
any aspect of DTC’s records or any Participant’s or Indirect Participant’s records relating to or payments made on account of beneficial ownership interests in the Global Notes or for maintaining, supervising or reviewing any of DTC’s records or any Participant’s or Indirect Participant’s records relating to the beneficial ownership interests in the Global Notes; or

(2)	any other matter relating to the actions and practices of DTC or any of its Participants or Indirect Participants.
DTC has advised Issuer that its current practice, upon receipt of any payment in respect of securities such as the notes (including principal and interest), is to credit the accounts of the relevant Participants with the payment on the payment date unless DTC has reason to believe that it will not receive payment on such payment date. Each relevant Participant is credited with an amount proportionate to its beneficial ownership of an interest in the principal amount of the relevant security as shown on the records of DTC. Payments by the Participants and the Indirect Participants to the beneficial owners of notes will be governed by standing instructions and customary practices and will be the responsibility of the Participants or the Indirect Participants and will not be the responsibility of DTC, the trustee or Issuer. Neither Issuer nor the trustee will be liable for any delay by DTC or any of the Participants or the Indirect Participants in identifying the beneficial owners of the notes, and Issuer and the trustee may conclusively rely on and will be protected in relying on instructions from DTC or its nominee for all purposes.
Transfers between the Participants will be effected in accordance with DTC’s procedures, and will be settled in same-day funds, and transfers between participants in Euroclear and Clearstream will be effected in accordance with their respective rules and operating procedures.
Subject to compliance with the transfer restrictions applicable to the notes described herein, cross-market transfers between the Participants, on the one hand, and Euroclear or Clearstream participants, on the other hand, will be effected through DTC in accordance with DTC’s rules on behalf of Euroclear or Clearstream, as the case may be, by their respective depositaries; however, such cross-market transactions will require delivery of instructions to Euroclear or Clearstream, as the case may be, by the counterparty in such system in accordance with the rules and procedures and within the established deadlines (Brussels time) of such system. Euroclear or Clearstream, as the case may be, will, if the transaction meets its settlement requirements, deliver instructions to its respective depositary to take action to effect final settlement on its behalf by delivering or receiving interests in the relevant Global Note in

DTC, and making or receiving payment in accordance with normal procedures for same-day funds settlement applicable to DTC. Euroclear participants and Clearstream participants may not deliver instructions directly to the depositories for Euroclear or Clearstream.
DTC has advised Issuer that it will take any action permitted to be taken by a holder of notes only at the direction of one or more Participants to whose account DTC has credited the interests in the Global Notes and only in respect of such portion of the aggregate principal amount of the notes as to which such Participant or Participants has or have given such direction. However, if there is an Event of Default under the notes, DTC reserves the right to exchange the Global Notes in certificated form, and to distribute such notes to its Participants.
Although DTC, Euroclear and Clearstream have agreed to the foregoing procedures to facilitate transfers of interests in the Global Notes and the Global Notes among participants in DTC, Euroclear and Clearstream, they are under no obligation to perform or to continue to perform such procedures, and may discontinue such procedures at any time. None of Issuer, the trustee and any of their respective agents will have any responsibility for the performance by DTC, Euroclear or Clearstream or their respective participants or indirect participants of their respective obligations under the rules and procedures governing their operations.
Exchange of Global Notes for Certificated Notes
A Global Note is exchangeable for Certificated Notes if:
(1)
DTC (a) notifies Issuer that it is unwilling or unable to continue as depositary for the Global Notes or (b) has ceased to be a clearing agency registered under the Exchange Act and, in either case, Issuer fails to appoint a successor depositary within 120 days after the date of such notice; or

(2)	Issuer, at its option, notifies the trustee in writing that it elects to cause the issuance of the Certificated Notes; or
(3)
there has occurred and is continuing a Default or Event of Default with respect to the notes and DTC has notified Issuer and the trustee of its desire to exchange the Global Notes for Certificated Notes.

Certificated Notes delivered in exchange for any Global Note or beneficial interests in Global Notes will be registered in the names, and issued in any approved denominations, requested by or on behalf of the depositary (in accordance with its customary procedures).
Exchange of Certificated Notes for Global Notes
Certificated Notes may not be exchanged for beneficial interests in any Global Note unless the transferor first delivers to the trustee a written certificate (in the form provided in the indenture) to the effect that such transfer will comply with the appropriate transfer restrictions applicable to such notes.
Same Day Settlement and Payment
Issuer will make payments in respect of the notes represented by the Global Notes (including principal, premium, if any, and interest) by wire transfer of immediately available funds to the accounts specified by DTC or its nominee. Issuer will make all payments of principal, interest and premium, if any, with respect to Certificated Notes by wire transfer of immediately available funds to the accounts specified by the holders of the Certificated Notes or, if no such account is specified, by mailing a check to each such holder’s registered address. The notes represented by the Global Notes are expected to be eligible to trade in DTC’s Same-Day Funds Settlement System, and any permitted secondary market trading activity in such notes will, therefore, be required by DTC to be settled in immediately available funds. Issuer expects that secondary trading in any Certificated Notes will also be settled in immediately available funds.
Certain Definitions
Set forth below are certain defined terms used in the applicable indenture. Reference is made to the indenture for a full disclosure of all defined terms used therein, as well as any other capitalized terms used herein for which no definition is provided.
“$3.5B Notes” means the $1,750,000,000 in principal amount of MetroPCS Wireless, Inc.’s 6.250% Senior Notes due 2021 and $1,750,000,000 in principal amount of MetroPCS Wireless, Inc.’s 6.625% Senior Notes due

2023, each issued as of March 19, 2013, pursuant to the Indenture, between MetroPCS Wireless, Inc.’s, MetroPCS, Inc., MetroPCS Communications, Inc., the guarantors party thereto, and Deutsche Bank Trust Company Americas, as supplemented by the First Supplemental Indenture dated March 19, 2013 or the Second Supplemental Indenture dated March 19, 2013 thereto, as applicable, as amended by the Third Supplemental Indenture dated April 29, 2013, as further supplemented by the Fourth Supplemental Indenture dated May 1, 2013, among T-Mobile USA, Inc., the guarantors party thereto and Deutsche Bank Trust Company Americas, as trustee, as further supplemented by the Fifth Supplemental Indenture, dated as of July 15, 2013, among T-Mobile USA, Inc., the guarantors party thereto and Deutsche Bank Trust Company Americas, as trustee, and as further supplemented by the Sixth Supplemental Indenture, dated as of August 11, 2014, among T-Mobile USA, Inc., the guarantors party thereto and Deutsche Bank Trust Company Americas, as trustee (as so supplemented and amended, the “$3.5B Notes Indenture”), (ii) any additional 6.250% Senior Notes due 2021 and 6.625% Senior Notes due 2023 issued under the $3.5B Notes Indenture as part of the same series, and (iii) any “Exchange Notes” (as defined in the $3.5B Notes Indenture) relating thereto.
“Acquired Debt” means, with respect to any specified Person:
(1)
Indebtedness of any other Person existing at the time such other Person is merged with or into or became a Subsidiary of such specified Person, whether or not such Indebtedness is incurred in connection with, or in contemplation of, such other Person merging with or into, or becoming a Restricted Subsidiary of, such specified Person; and

(2)	Indebtedness secured by a Lien encumbering any asset acquired by such specified Person.
The term “Acquired Debt” does not include Indebtedness of a Person that is redeemed, defeased, retired or otherwise repaid at the time of, or immediately upon, consummation of the transactions by which such Person becomes a Restricted Subsidiary or acquires such asset, as the case may be.
“Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, “control,” as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise. For purposes of this definition, the terms “controlling,” “controlled by” and “under common control with” have correlative meanings.
“Applicable Premium,” as calculated by Issuer and provided to the trustee, means, with respect to any note on any redemption date, the greater of:
(1)	1.0% of the principal amount of the note; or
(2)	the excess of:
(a)
the present value at such redemption date of (i) the redemption price of the note at March 16, 2022 (the date that is 30 days prior to the scheduled maturity date of the 2022 notes, in the case of the 2022 notes) and at April 15, 2022 (in the case of the 2027 notes) (in the case of the 2027 notes, such redemption price being set in the applicable table appearing above under the caption “—Optional Redemption”), plus (ii) all required interest payments due on the note through March 16, 2022 (the date that is 30 days prior to the scheduled maturity date of the 2022 notes, in the case of the 2022 notes) and April 15, 2022 (in the case of the 2027 notes) (excluding accrued but unpaid interest to the redemption date), computed using a discount rate equal to the Treasury Rate as of such redemption date plus 50 basis points; over

(b)	the principal amount of the note, if greater.
“Asset Acquisition” means:
(1)
an Investment by Issuer (or any predecessor thereto) or any of its Restricted Subsidiaries in any other Person pursuant to which such Person shall become a Restricted Subsidiary or shall be merged into or consolidated with Issuer or any of its Restricted Subsidiaries but only if (x) such Person’s primary business constitutes a Permitted Business and (y) the financial condition and results of operations of such Person are not already consolidated with those of Issuer and its Restricted Subsidiaries immediately prior to such Investment, or

(a)
an acquisition by Issuer (or any predecessor thereto) or any of its Restricted Subsidiaries of the property and assets of any Person, other than Issuer or any of its Restricted Subsidiaries, that constitute all or substantially all of a division, operating unit or line of business of such Person but only (x) if the property and assets so acquired constitute a Permitted Business and (y) the financial condition and results of operations of such Person are not already consolidated with those of Issuer and its Restricted Subsidiaries immediately prior to such acquisition.

For the avoidance of doubt, the MetroPCS Merger shall be deemed to be an Asset Acquisition.
“Asset Disposition” means the sale or other disposition by Issuer or any of its Restricted Subsidiaries other than to Issuer or another Restricted Subsidiary of (1) all or substantially all of the Capital Stock owned by Issuer or any of its Restricted Subsidiaries of any Restricted Subsidiary or any Person that is a Permitted Joint Venture Investment or (2) all or substantially all of the assets that constitute a division, operating unit or line of business of Issuer or any of its Restricted Subsidiaries.
“Asset Sale” means:
(1)
the sale, lease, conveyance or other disposition of any assets or rights; provided that the sale, lease, conveyance or other disposition of all or substantially all of the assets of Issuer and its Restricted Subsidiaries taken as a whole will be governed by the provisions of the indenture described above under the caption “—Repurchase at the Option of Holders—Change of Control Triggering Event” and/or the provisions described above under the caption “—Certain Covenants—Merger, Consolidation or Sale of Assets” and not by the provisions of the covenant described above under the caption “—Repurchase at the Option of Holders—Asset Sales”; and

(2)	the issuance of Equity Interests in any of Issuer’s Restricted Subsidiaries or the sale by Issuer or any Restricted Subsidiary thereof of Equity Interests in any of its Restricted Subsidiaries.
Notwithstanding the preceding, none of the following items will be deemed to be an Asset Sale:
(1)	any single transaction or series of related transactions that involves assets having a Fair Market Value of less than $100.0 million;
(2)	a sale, lease, conveyance or other disposition of assets or Equity Interests between or among Issuer and/or its Restricted Subsidiaries;
(3)	an issuance or sale of Equity Interests by a Restricted Subsidiary of Issuer to Issuer or to a Restricted Subsidiary of Issuer;
(4)
the sale, lease, sub-lease, conveyance or other disposition of (a) assets, products, services or accounts receivable in the ordinary course of business, (b) equipment or other assets pursuant to a program for the maintenance or upgrading of such equipment or assets, or (c) any sale, conveyance or other disposition of damaged, worn-out, uneconomic or obsolete assets in the ordinary course of business;

(5)	the sale, conveyance or other disposition of cash or Cash Equivalents;
(6)	a surrender or waiver of contract rights or settlement, release or surrender of contract, tort or other claims in the ordinary course of business or a grant of a Lien not prohibited by the indenture;
(7)	a Restricted Payment that does not violate the covenant described above under the caption “—Certain Covenants—Restricted Payments”;
(8)
arms-length sales, leases or sub-leases (as lessor or sublessor), sale and leasebacks, assignments, conveyances, transfers or other dispositions of assets or rights to a Person that is a Permitted Joint Venture Investment;

(9)	licenses and sales of intellectual property or other general intangibles (other than FCC Licenses) in the ordinary course of business;
(10)	a Permitted Investment;
(11)	dispositions of assets to the ISIS Joint Venture;

(12)	one or more sales, conveyances, leases, subleases, licenses, contributions, or other dispositions, assignments or transfers made as part of, or in connection with, the Towers Transaction; or
(13)	the settlement or early termination of any Permitted Bond Hedge Transaction.
“Asset Sale Offer” has the meaning assigned to that term in the provision described under the caption “—Repurchase at the Option of Holders—Asset Sales.”
“Bankruptcy Law” means Title 11, U.S. Code or any similar federal or state law for the relief of debtors.
“Beneficial Owner” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that (a) in calculating the beneficial ownership of any particular “person” (as that term is used in Section 13(d)(3) of the Exchange Act), such “person” will be deemed to have beneficial ownership of all securities that such “person” has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time and (b) in the case of a “group” pursuant to Rule 13d-5 (b)(1) of the Exchange Act which group includes one or more Permitted Holders (or one or more Permitted Holders is deemed to share Beneficial Ownership with one or more other persons of any shares of Capital Stock), (i) such “group” shall be deemed not to have Beneficial Ownership of any shares held by such Permitted Holder and (ii) any person (other than such Permitted Holder) that is a member of such group (or sharing such Beneficial Ownership) shall be deemed not to have Beneficial Ownership of any shares held by such Permitted Holder (or in which any such Person shares beneficial ownership). The terms “Beneficially Owns” and “Beneficially Owned” have a corresponding meaning.
“Board of Directors” means:
(1)	with respect to a corporation, the board of directors of the corporation or any committee thereof duly authorized to act on behalf of such board;
(2)	with respect to a partnership, the Board of Directors of the general partner of the partnership;
(3)	with respect to a limited liability company, the managing member or members or any controlling committee of managing members thereof; and
(4)	with respect to any other Person, the board or committee of such Person serving a similar function.
“Business Day” means any day except a Saturday, Sunday, or a legal holiday in the City of New York or in any place of payment with respect to the notes on which banking institutions are authorized or required by law, regulation or executive order to close.
“Capital Lease Obligation” means, at the time any determination is to be made, the amount of the liability in respect of a capital lease that would at that time be required to be capitalized on a balance sheet prepared in accordance with GAAP, and the Stated Maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be prepaid by the lessee without payment of a penalty (provided that obligations either existing on the Issue Date or created thereafter that (a) initially were not included on the consolidated balance sheet of Issuer as capital lease obligations and were subsequently recharacterized as capital lease obligations or (b) did not exist on the Issue Date and were required to be characterized as capital lease obligations but would not have been required to be treated as capital lease obligations on the Issue Date had they existed at that time, shall for all purposes not be treated as Capital Lease Obligations or Indebtedness).
“Capital Stock” means:
(1)	in the case of a corporation, corporate stock;
(2)	in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock;
(3)	in the case of a partnership or limited liability company, partnership interests (whether general or limited) or membership interests, respectively; and
(4)
any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person, but excluding from all of the foregoing any debt securities convertible into Capital Stock, whether or not such debt securities include any right of participation with Capital Stock.

“Cash Equivalents” means:
(1)	United States dollars;
(2)
securities issued or directly and fully guaranteed or insured by the United States government or any agency or instrumentality of the United States government (provided that the full faith and credit of the United States is pledged in support of those securities) having maturities of not more than two years from the date of acquisition;

(3)
demand deposits, certificates of deposit and eurodollar time deposits with maturities of six months or less from the date of acquisition, bankers’ acceptances with maturities not exceeding one year and overnight bank deposits, in each case, with any domestic commercial bank having capital and surplus in excess of $500.0 million and a Thomson Bank Watch Rating of “B” or better;

(4)
repurchase obligations with a term of not more than seven days for underlying securities of the types described in clauses (2) and (3) above entered into with any financial institution meeting the qualifications specified in clause (3) above;

(5)	commercial paper having one of the two highest ratings obtainable from a Rating Agency at the date of acquisition and, in each case, maturing within one year after the date of acquisition;
(6)
securities issued and fully guaranteed by any state, commonwealth or territory of the United States, or by any political subdivision or agency or instrumentality thereof, rated at least “A” by a Rating Agency at the date of acquisition and having maturities of not more than two years after the date of acquisition;

(7)	auction rate securities rated at least “AA-” or “Aa3” by a Rating Agency at the time of purchase and with reset dates of one year or less from the time of purchase;
(8)
investments, classified in accordance with GAAP as current assets of Issuer or any of its Restricted Subsidiaries, in money market funds, mutual funds or investment programs registered under the Investment Company Act of 1940, at least 90% of the portfolios of which constitute investments of the character, quality and maturity described in clauses (1) through (7) of this definition;

(9)
in the case of any Person that is operating outside the United States or anticipates operating outside the United States within the next 12 months, any substantially similar investment to the kinds described in clauses (1) through (7) of this definition rated at least “P-2” by Moody’s or “A-2” by S&P or the equivalent thereof; and

(10)	deposits or payments made to the FCC in connection with the auction or licensing of Governmental Authorizations that are fully refundable.
“Change of Control” means the occurrence of any of the following:
(1)
the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of Issuer and its Restricted Subsidiaries taken as a whole to any “person” (as that term is used in Section 13(d) of the Exchange Act) other than any such disposition to a Restricted Subsidiary or a Permitted Holder;

(2)	the adoption of a plan relating to the liquidation or dissolution of Issuer;
(3)
the consummation of any transaction (including any merger or consolidation), the result of which is that any “person” (as defined above), other than a Permitted Holder, becomes the Beneficial Owner, directly or indirectly, of more than 50% of the Voting Stock of Parent (or its successor by merger, consolidation or purchase of all or substantially all of its assets or its equity), measured by voting power rather than number of shares; or

(4)	Issuer ceases to be a direct or indirect Wholly-Owned Subsidiary of Parent.
provided that the MetroPCS Transactions and other transactions pursuant to the MetroPCS Business Combination Agreement (including the changes to the Beneficial Ownership of the Voting Stock of Parent contemplated therein) shall not be a Change of Control.

“Change of Control Triggering Event” means, with respect to any series of notes, the occurrence of a Change of Control (x) that is accompanied or followed by a downgrade by one or more gradations (including gradations within ratings categories as well as between ratings categories) or withdrawal of the rating of such series of notes within the Ratings Decline Period by at least two out of the three Rating Agencies and (y) the rating of such series of notes on any day during such Ratings Decline Period is below the rating by each such Rating Agency in effect immediately preceding the first public announcement of the Change of Control (or occurrence thereof if such Change of Control occurs prior to public announcement), provided that in making the relevant decision(s) referred to above to downgrade or withdraw such ratings, as applicable, the relevant Rating Agency announces publicly or confirms in writing during such Ratings Decline Period that such decision(s) resulted, in whole or in part, from the occurrence (or expected occurrence) of such Change of Control or the announcement of the intention to effect such Change of Control; provided, further, that no Change of Control Triggering Event shall be deemed to occur if at the time of the applicable downgrade the rating of such series of notes by at least two out of the three Rating Agencies is Investment Grade.
“Closing Date” means the date on which the MetroPCS Merger was consummated, or May 1, 2013.
“Consolidated Cash Flow” means, with respect to any specified Person for any period, the Consolidated Net Income of such Person for such period plus, without duplication:
(1)
provision for taxes based on income or profits of such Person and its Restricted Subsidiaries for such period, to the extent that such provision for taxes was deducted in computing such Consolidated Net Income; plus

(2)
the Consolidated Interest Expense of such Person and its Restricted Subsidiaries for such period, to the extent that such Consolidated Interest Expense was deducted in computing such Consolidated Net Income; plus

(3)
depreciation, amortization (including non-cash impairment charges and any write-off or write-down or amortization of intangibles but excluding amortization of ordinary course prepaid cash expenses that were paid in a prior period) and other non-cash expenses or charges (excluding any such non-cash expense to the extent that it represents an ordinary course accrual of or reserve for cash expenses in any future period or amortization of any ordinary course prepaid cash expense that was paid in a prior period) of such Person and its Restricted Subsidiaries for such period to the extent that such depreciation, amortization and other non-cash expenses or charges were deducted in computing such Consolidated Net Income; plus

(4)
any net after-tax extraordinary, nonrecurring or unusual gains or losses or income, expenses or charges (including all fees and expenses relating thereto), including (a) any fees, expenses and costs relating to the Towers Transaction, (b) any fees, expenses or charges related to any sale or offering of Equity Interests of such Person or Parent, any acquisition or disposition or any Indebtedness, in each case that is permitted to be incurred hereunder (in each case, whether or not successful), or the offering, amendment or modification of any debt instrument, including the offering, any amendment or other modification of the notes, provided that Consolidated Cash Flow shall not be deemed to be increased by more than $250.0 million in any twelve-month period pursuant to this clause (b), (c) any premium, penalty or fee paid in relation to any repayment, prepayment or repurchase of Indebtedness, (d) any fees or expenses relating to the MetroPCS Transactions and the offering, issuance and sale (in each case, whether or not successful) of the DT Notes and any “Exchange Notes” (as defined in the base indenture) issued in respect thereof and the Permitted MetroPCS Notes and any “Exchange Notes” (as defined in the $3.5B Notes Indenture), and (e) restructuring charges, integration costs (including retention, relocation and contract termination costs) and related costs and charges, provided such costs and charges under this clause (e) shall not exceed $300.0 million in any twelve-month period, plus, for the first four years after the Closing Date, up to an additional $300.0 million in any twelve-month period related to the MetroPCS Transactions; plus

(5)	New Market Losses, up to a maximum aggregate amount of $300.0 million in any twelve-month period; minus
(6)
non-cash items increasing such Consolidated Net Income for such period, other than the accrual of revenue in the ordinary course of business, in each case, on a consolidated basis and determined in accordance with GAAP.

Notwithstanding the preceding, the provision for taxes based on the income or profits of, and the depreciation and amortization and other non-cash expenses of, a Restricted Subsidiary of Issuer that is not a Subsidiary Guarantor will be added to Consolidated Net Income to compute Consolidated Cash Flow of Issuer only to the extent that a corresponding amount would be permitted at the date of determination to be dividended to Issuer by such Restricted Subsidiary without prior governmental approval (that has not been obtained), and without direct or indirect restriction pursuant to the terms of its charter and all agreements, instruments, judgments, decrees, orders, statutes, rules and governmental regulations applicable to that Restricted Subsidiary or its stockholders.
For the avoidance of doubt, calculations of “Consolidated Cash Flow” of Issuer for any period prior to the Closing Date for purposes of calculating the Debt to Cash Flow Ratio shall be on a pro forma basis as described in the last paragraph of the definition of “Debt to Cash Flow Ratio.”
“Consolidated Indebtedness” means, with respect to any Person as of any date of determination, the sum, without duplication, of (i) the total amount of Indebtedness of such Person and its Restricted Subsidiaries, plus (ii) the total amount of Indebtedness of any other Person, to the extent that such Indebtedness has been Guaranteed by the referent Person or one or more of its Restricted Subsidiaries, plus (iii) the aggregate liquidation value of all Disqualified Stock of such Person and all Preferred Stock of Subsidiaries of such Person, in each case, determined on a consolidated basis in accordance with GAAP.
“Consolidated Interest Expense” means, with respect to any Person for any period, the sum of, without duplication:
(1)
the consolidated interest expense of such Person and its Subsidiaries for such period, whether paid or accrued (including amortization of debt issuance costs or original issue discount, non-cash interest payments, the interest component of any deferred payment obligations, the interest component of all payments associated with Capital Lease Obligations, commissions, discounts and other fees and charges incurred in respect of letter of credit or bankers’ acceptance financings, and net of payments (if any) pursuant to Hedging Obligations); plus

(2)	the consolidated interest expense of such Person and its Restricted Subsidiaries that was capitalized during such period; plus
(3)
any interest expense on that portion of Indebtedness of another Person that is guaranteed by such Person or one of its Restricted Subsidiaries or secured by a Lien on assets of such Person or one of its Restricted Subsidiaries (whether or not such Guarantee or Lien is called upon); plus

(4)
the product of (a) all dividend payments on any series of Preferred Stock of such Person or any of its Restricted Subsidiaries; times (b) a fraction, the numerator of which is one and the denominator of which is one minus the then current combined federal, state and local statutory tax rate of such Person, expressed as a decimal;

in each case, on a consolidated basis and in accordance with GAAP; excluding, however, any amount of such interest of any Restricted Subsidiary of the referent Person if the net income of such Restricted Subsidiary is excluded in the calculation of Consolidated Net Income pursuant to clause (2) of the definition thereof (but only in the same proportion as the net income of such Restricted Subsidiary is excluded from the calculation of Consolidated Net Income pursuant to clause (2) of the definition thereof). Notwithstanding the foregoing, if any lease or other liability is reclassified as indebtedness or as a Capital Lease Obligation due to a change in accounting principles or the application thereof after the Closing Date, the interest component of all payments associated with such lease or other liability shall be excluded from Consolidated Interest Expense.
“Consolidated Net Income” means, with respect to any specified Person for any period, the aggregate of the Net Income of such Person and its Restricted Subsidiaries for such period, on a consolidated basis, determined in accordance with GAAP; provided that:
(1)
the positive Net Income of any Person that is not a Restricted Subsidiary or that is accounted for by the equity method of accounting will be included only to the extent of the amount of dividends or similar distributions paid in cash to the specified Person or a Restricted Subsidiary of the Person;

(2)
solely for the purpose of determining the amount available for Restricted Payments under clause 3(A) of the second paragraph of the covenant described above under the caption “—Certain Covenants—Restricted Payments” the Net Income of any Restricted Subsidiary that is not a Guarantor will be excluded to the extent that the declaration or payment of dividends or similar distributions by that Restricted Subsidiary of that Net Income is not at the date of determination permitted without any prior governmental approval (that has not been obtained) or, directly or indirectly, by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Restricted Subsidiary or its stockholders;
(3)	the effect of a change in accounting principles or in the application thereof (including any change to IFRS and any cumulative effect adjustment) will be excluded;
(4)
unrealized losses and gains attributable to Hedging Obligations, including those resulting from the application of the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 815, will be excluded; and

(5)	any non-cash compensation charge or expense realized from grants of stock, stock appreciation or similar rights, stock option or other rights to officers, directors and employees, will be excluded.
“Contribution Indebtedness” means, Indebtedness in an aggregate principal amount at any one time outstanding, including all Permitted Refinancing Indebtedness incurred to renew, refund, refinance, replace, defease or discharge such Indebtedness, not to exceed 150% of the aggregate amount of all Net Equity Proceeds.
“Convertible Debt” means Debt of Issuer (which may be Guaranteed by the Guarantors) permitted to be incurred hereunder that is either (a) convertible or exchangeable into common stock of Parent (and cash in lieu of fractional shares) and/or cash (in an amount determined by reference to the price of such common stock) or (b) sold as units with call options, warrants or rights to purchase (or substantially equivalent derivative transactions) that are exercisable for common stock of Parent and/or cash (in an amount determined by reference to the price of such common stock).
“Corporate Trust Office of the Trustee” means, solely for purposes of presenting the notes, Deutsche Bank Trust Company Americas located at 60 Wall Street, New York, NY 10005, and, for all other purposes, the office of the trustee at which any time its corporate trust business will be administered, which at the date hereof is located at 60 Wall Street, New York, NY 10005, or such other address as the trustee may designate from time to time by notice to the holders and Issuer, or the principal corporate trust office of any successor trustee (or such other address as such successor trustee may designate from time to time by notice to the holders and Issuer).
“Credit Agreement” means the Credit Agreement, dated April 1, 2020, by and among Parent, Issuer, the subsidiaries of Issuer party thereto, the financial institutions from time to time parties thereto and Deutsche Bank AG New York Branch, as administrative agent, together with the related documents thereto.
“Credit Facilities” means, one or more debt facilities (including the Term Loan Credit Agreement), capital leases, purchase money financings or commercial paper facilities, providing for revolving credit loans, term loans, receivables financing (including through the sale of receivables to such lenders or to special purpose entities formed to borrow from such lenders against such receivables), capital leases, purchase money debt, debt securities or letters of credit, in each case, as amended, restated, modified, renewed, refunded, replaced (whether upon or after termination or otherwise) or refinanced (including, in each case, by means of sales of debt securities to institutional investors) in whole or in part from time to time.
“Debt to Cash Flow Ratio” means, with respect to any Person as of any date of determination, the ratio of (a) the Consolidated Indebtedness of such Person as of such date to (b) the Consolidated Cash Flow of such Person for the four most recent full fiscal quarters ending immediately prior to such date for which internal financial statements are available.
For purposes of making the computation referred to above:
(1)
pro forma effect shall be given to Asset Dispositions and Asset Acquisitions (including the MetroPCS Merger and including giving pro forma effect to any related financing transactions and the application of proceeds of any Asset Disposition) that occur during such four-quarter period or subsequent to such four quarter period but on or prior to the date on which the Debt to Cash Flow Ratio is to be calculated as if they had occurred and such proceeds had been applied on the first day of such four-quarter period;

(2)
pro forma effect shall be given to asset dispositions and, asset acquisitions (including giving pro forma effect to any related financing transactions and the application of proceeds of any asset disposition) that have been made by any Person that has become a Restricted Subsidiary of Issuer or has been merged with or into Issuer (including MetroPCS Wireless, Inc.) or any Restricted Subsidiary during such four-quarter period or subsequent to such four quarter period but on or prior to the date on which the Debt to Cash Flow Ratio is to be calculated and that would have constituted Asset Dispositions or Asset Acquisitions had such transactions occurred when such Person was a Restricted Subsidiary, as if such asset dispositions or asset acquisitions were Asset Dispositions or Asset Acquisitions that occurred on the first day of such four-quarter period;
(3)
to the extent that the pro forma effect of any transaction is to be made pursuant to clause (1) or (2) above, such pro forma effect shall be determined in good faith on a reasonable basis by a responsible financial or accounting officer of the specified Person, whose determination shall be conclusive, as if the subject transaction(s) had occurred on the first day of the four-quarter reference period and Consolidated Cash Flow for such reference period shall be calculated without giving effect to clause (3) of the proviso set forth in the definition of Consolidated Net Income;

(4)
the Consolidated Cash Flow attributable to discontinued operations, as determined in accordance with GAAP, and operations or businesses disposed of (without duplication of clauses (1) and (2) above) prior to the date on which the Debt to Cash Flow Ratio is to be calculated, shall be excluded;

(5)
any Person that is a Restricted Subsidiary on the date on which the Debt to Cash Flow Ratio is to be calculated will be deemed to have been a Restricted Subsidiary at all times during such four-quarter period; and

(6)
any Person that is not a Restricted Subsidiary on the date on which the Debt to Cash Flow Ratio is to be calculated will be deemed not to have been a Restricted Subsidiary at any time during such four-quarter period.

For the avoidance of doubt, if the Debt to Cash Flow Ratio is determined for any period commencing prior to the date that is four fiscal quarters after the fiscal quarter during which the Closing Date occurs, the Debt to Cash Flow Ratio shall be calculated giving pro forma effect to the MetroPCS Transactions as if the MetroPCS Transactions had occurred on the first day of the four quarter reference period.
“December 2012 Sixth Supplemental Indenture” means the Sixth Supplemental Indenture, dated as of December 14, 2012, among MetroPCS Wireless, Inc., the guarantors party thereto and Wells Fargo Bank, N.A., as trustee, to the September 2010 Senior Notes Indenture.
“Default” means any event that is, or with the passage of time or the giving of notice or both would be, an Event of Default.
“Designated Entity” means any Designated Tower Entity.
“Designated Tower Entity” means any entity established solely or primarily for the limited purpose of holding wireless communications sites, towers, and related contracts, equipment, improvements, real estate, and other assets, and performing other activities incidental thereto or in connection with the Towers Transaction. For the avoidance of doubt, T-Mobile USA Tower LLC and T-Mobile West Tower LLC are each Designated Tower Entities.
“Disqualified Stock” means, with respect to notes of any series, any Capital Stock that, by its terms (or by the terms of any security into which it is convertible, or for which it is exchangeable, in each case, at the option of the holder of the Capital Stock), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or redeemable at the option of the holder of the Capital Stock, in whole or in part, on or prior to the date that is 91 days after the date on which the notes of the applicable series mature; provided that any class of Capital Stock of such Person that, by its terms, requires such Person to satisfy in full its obligations with respect to the payment of dividends or upon maturity, redemption (pursuant to a sinking fund or otherwise) or repurchase thereof or otherwise by the delivery of Capital Stock, and that is not convertible, puttable or exchangeable for cash, Disqualified Stock or Indebtedness, will not be deemed to be Disqualified Stock, so long as such Person satisfies its obligations with respect thereto solely by the delivery of Capital Stock. Notwithstanding the preceding sentence, any Capital Stock that would constitute Disqualified Stock solely because the holders of the Capital Stock have the right to require Issuer to repurchase such Capital Stock upon the occurrence of a change of control or an asset sale will not constitute Disqualified Stock if the terms of such Capital Stock provide that Issuer may not repurchase or redeem any such Capital Stock pursuant to such provisions unless such repurchase or redemption complies with the covenant described above under the caption “—Certain Covenants—Restricted Payments.” The amount of Disqualified Stock deemed to be outstanding at any time for purposes of the indenture will be the maximum amount that Issuer and its Restricted Subsidiaries may become obligated to pay upon the maturity of, or pursuant to any mandatory redemption provisions of, such Disqualified Stock, exclusive of accrued dividends.
“Domestic Restricted Subsidiary” means any Restricted Subsidiary that is not a Foreign Subsidiary.
“DT” means Deutsche Telekom AG, an Aktiengesellschaft organized and existing under the laws of the Federal Republic of Germany.
“DT Notes” shall have the meaning assigned to such term in the MetroPCS Business Combination Agreement.
“Equity Interests” means Capital Stock and all warrants, options or other rights to acquire Capital Stock (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock).
“Existing Indebtedness” means (a) Indebtedness of Issuer and its Subsidiaries (other than Indebtedness in respect of the DT Notes) in existence on the Closing Date, until such amounts are repaid, (b) (1) the $3.5B Notes in existence on the Closing Date (and any “Exchange Notes” (as defined in the $3.5B Notes Indenture) relating thereto), and (2) all other Indebtedness of MetroPCS Wireless, Inc. and its Subsidiaries in existence on the Closing Date that was not incurred in violation of the terms of the MetroPCS Business Combination Agreement, in each case until such amounts are repaid (provided that the aggregate principal amount of Indebtedness incurred in contemplation of the MetroPCS Transactions, including any Indebtedness in the form of the $3.5B Notes and notes issued on the date of the base indenture, in each case permitted by this clause (b), shall not exceed $20.5 billion).
“Existing Sprint Spectrum Financing Documents” means each agreement, instrument or other document entered into or delivered from time to time in connection with the Existing Sprint Spectrum Notes Program, including without limitation the Existing Sprint Spectrum Notes, the Existing Sprint Spectrum Indenture, the Intra-Company Spectrum Lease Agreement, dated as of October 27, 2016, among certain of the Existing Sprint Spectrum Subsidiaries, Sprint Communications, Inc., and the other parties thereto, and each “Transaction Document” (as defined in the Existing Sprint Spectrum Indenture), each as amended, supplemented or otherwise modified from time to time.
“Existing Sprint Spectrum Indenture” means the Indenture, dated as of October 27, 2016, by and among Sprint Spectrum Co LLC, Sprint Spectrum Co II LLC, Sprint Spectrum Co III LLC, and Deutsche Bank Trust Company Americas, as trustee, as amended, supplemented or otherwise modified from time to time, including as supplemented with respect to each series of Existing Sprint Spectrum Notes.
“Existing Sprint Spectrum Issuers” means Sprint Spectrum Co LLC, Sprint Spectrum Co II LLC, Sprint Spectrum Co III LLC, and their successors and assigns.
“Existing Sprint Spectrum Notes” means the Existing Sprint Spectrum Issuers’ Series 2018-1 4.738% Senior Secured Notes, Class A-1, Series 2018-1 5.152% Senior Secured Notes, Class A-2, Series 2016-1 3.360% Senior Secured Notes, Class A-1, and any other note or series of notes issued under the Existing Sprint Spectrum Indenture from time to time, in an aggregate principal amount outstanding for all of the foregoing not to exceed the Existing Sprint Spectrum Program Cap at any time.
“Existing Sprint Spectrum Program” means the transactions contemplated by the Existing Sprint Spectrum Financing Documents, including the issuance of any Existing Sprint Spectrum Notes.
“Existing Sprint Spectrum Program Cap” means $7,000,000,000.
“Existing Sprint Spectrum Subsidiary” means any of Sprint Spectrum Depositor LLC, Sprint Spectrum Depositor II LLC, Sprint Spectrum Depositor III LLC, Sprint Intermediate HoldCo LLC, Sprint Intermediate HoldCo II LLC, Sprint Intermediate HoldCo III LLC, Sprint Spectrum PledgeCo LLC, Sprint Spectrum PledgeCo II LLC, Sprint Spectrum PledgeCo III LLC, each Existing Sprint Spectrum Issuer, Sprint Spectrum License Holder LLC, Sprint Spectrum License Holder II LLC and Sprint Spectrum License Holder III LLC, their successors and assigns, and any Subsidiary of the foregoing.
“Existing Sprint Unsecured Notes” means (i) the 6.875% Senior Notes due 2028 issued pursuant to the Sprint Capital Corporation Indenture, as supplemented by that certain Officers’ Certificate dated as of November 16, 1998, (ii) the 8.750% Senior Notes due 2032 issued pursuant to the Sprint Capital Corporation Indenture, as supplemented by that certain Officers’ Certificate dated as of March 8, 2002, (iii) the 11.500% Senior Notes due 2021 issued pursuant to the Sprint Communications, Inc. Indenture, as supplemented by that certain First Supplemental Indenture dated as of November 9, 2011, between Sprint Communications, Inc. (formerly known as Sprint Nextel Corporation) and The Bank of New York Trust Company, N.A., as trustee, (iv) the 7.000% Notes due 2020 issued pursuant to the Sprint Communications, Inc. Indenture, as supplemented by that certain Fifth Supplemental Indenture dated as of August 14, 2012, between Sprint Communications, Inc. (formerly known as Sprint Nextel Corporation), and The Bank of New York Trust Company, N.A., as trustee, (v) the 6.000% Notes due 2022 issued pursuant to the Sprint Communications, Inc. Indenture, as supplemented by that certain Sixth Supplemental Indenture dated as of November 14, 2012, between Sprint Communications, Inc. (formerly known as Sprint Nextel Corporation), and The Bank of New York Trust Company, N.A., as trustee, (vi) the 7.250% Notes due 2021 issued pursuant to the Sprint Corporation Indenture, as supplemented by that certain First Supplemental Indenture dated as of September 11, 2013, among Sprint Corporation, Sprint Communications, Inc., as guarantor, and the Bank of New York Mellon Trust Company, N.A., as trustee (vii) the 7.875% Notes due 2023 issued pursuant to the Sprint Corporation Indenture, as supplemented by that certain Second Supplemental Indenture dated as of September 11, 2013, among Sprint Corporation, Sprint Communications, Inc., as guarantor, and the Bank of New York Mellon Trust Company, N.A., as trustee, (viii) the 7.125% Notes due 2024 issued pursuant to the Sprint Corporation Indenture, as supplemented by that certain Third Supplemental Indenture dated as of December 12, 2013, among Sprint Corporation, Sprint Communications, Inc., as guarantor, and the Bank of New York Mellon Trust Company, N.A., as trustee, (ix) the 7.625% Notes due 2025 issued pursuant to the Sprint Corporation Indenture, as supplemented by that certain Fourth Supplemental Indenture dated as of February 24, 2015, among Sprint Corporation, Sprint Communications, Inc., as guarantor, and the Bank of New York Mellon Trust Company, N.A., as trustee and (x) the 7.625% Notes due 2026 issued pursuant to the Sprint Corporation Indenture, as supplemented by that certain Fifth Supplemental Indenture dated as of February 22, 2018, among Sprint Corporation, Sprint Communications, Inc., as guarantor, and the Bank of New York Mellon Trust Company, N.A., as trustee.
“Existing T-Mobile Secured Notes” means (i) the 3.500% Senior Notes due 2025 issued pursuant to the Indenture, dated as of April 9, 2020, among T-Mobile USA, Inc., the guarantors party thereto and Deutsche Bank Trust Company Americas, as trustee (the “April 2020 Base Indenture”), as supplemented by that certain First Supplemental Indenture dated as of April 9, 2020, among T-Mobile USA, Inc., the guarantors named therein and Deutsche Bank Trust Company Americas, as trustee, (ii) the 3.750% Senior Notes due 2027 issued pursuant to the April 2020 Base Indenture, as supplemented by that certain Second Supplemental Indenture dated as of April 9 2020, among T-Mobile USA, Inc., the guarantors named therein and Deutsche Bank Trust Company Americas, as trustee, (iii) the 3.875% Senior Notes due 2030 issued pursuant to the April 2020 Base Indenture, as supplemented by that certain Third Supplemental Indenture dated as of April 9 2020, among T-Mobile USA, Inc., the guarantors named therein and Deutsche Bank Trust Company Americas, as trustee, (iv) the 4.375% Senior Notes due 2040 issued pursuant to the April 2020 Base Indenture, as supplemented by that certain Fourth Supplemental Indenture dated as of April 9 2020, among T-Mobile USA, Inc., the guarantors named therein and Deutsche Bank Trust Company Americas, as trustee, (v) the 4.500% Senior Notes due 2050 issued pursuant to the April 2020 Base Indenture, as supplemented by that certain Fifth Supplemental Indenture dated as of April 9 2020, among T-Mobile USA, Inc., the guarantors named therein and Deutsche Bank Trust Company Americas, as trustee, (vi) the 1.500% Senior Notes due 2026 issued pursuant to the April 2020 Base Indenture, as supplemented by that certain Seventh Supplemental Indenture dated as of April 9 2020, among T-Mobile USA, Inc., the guarantors named therein and Deutsche Bank Trust Company Americas, as trustee, (vii) the 2.050% Senior Notes due 2028 issued pursuant to the April 2020 Base Indenture, as supplemented by that certain Eighth Supplemental Indenture dated as of April 9 2020, among T-Mobile USA, Inc., the guarantors named therein and Deutsche Bank Trust Company Americas, as trustee and (viii) the 2.550% Senior Notes due 2031 issued pursuant to the April 2020 Base Indenture, as supplemented by that certain Ninth Supplemental Indenture dated as of April 9 2020, among T-Mobile USA, Inc., the guarantors named therein and Deutsche Bank Trust Company Americas, as trustee.
“Existing T-Mobile Unsecured Notes” means (i) the 6.000% Senior Notes due 2023 issued pursuant to the Indenture, dated as of April 28, 2013, among T-Mobile USA, Inc., the guarantors party thereto and Deutsche Bank Trust Company Americas, as trustee (the “April 2013 Base Indenture”), as supplemented by that certain Seventeenth Supplemental Indenture dated as of September 5, 2014, among T-Mobile USA, Inc., the guarantors named therein and Deutsche Bank Trust Company Americas, as trustee, (ii) the 6.500% Senior Notes due 2026 issued pursuant to the April 2013 Base Indenture, as supplemented by that certain Twentieth Supplemental Indenture dated as of November 5, 2015, among T-Mobile USA, Inc., the guarantors named therein and Deutsche Bank Trust Company Americas, as trustee, (iii) the 6.000% Senior Notes due 2024 issued pursuant to the April 2013 Base Indenture, as supplemented by that certain Twenty-First Supplemental Indenture dated as of April 1, 2016, among T-Mobile USA, Inc., the guarantors named therein and Deutsche Bank Trust Company Americas, as trustee, (iv) the 4.000% Senior Notes due 2022 issued pursuant to the April 2013 Base Indenture, as supplemented by that certain Twenty-Third Supplemental Indenture dated as of March 16, 2017, among T-Mobile USA, Inc., the guarantors named therein and Deutsche Bank Trust Company Americas, as trustee, (v) the 5.125% Senior Notes due 2025 issued pursuant to the April 2013 Base Indenture, as supplemented by that certain Twenty-Fourth Supplemental Indenture dated as of March 16, 2017, among T-Mobile USA, Inc., the guarantors named therein and Deutsche Bank Trust Company Americas, as trustee, (vi) the 5.375% Senior Notes due 2027 issued pursuant to the April 2013 Base Indenture, as supplemented by that certain Twenty-Fifth Supplemental Indenture dated as of March 16, 2017, among T-Mobile USA, Inc., the guarantors named therein and Deutsche Bank Trust Company Americas, as trustee, (vii) the 4.000% Senior Notes due 2022-1 issued pursuant to the April 2013 Base Indenture, as supplemented by that certain Twenty-Sixth Supplemental Indenture dated as of April 27, 2017, among T-Mobile USA, Inc., the guarantors named therein and Deutsche Bank Trust Company Americas, as trustee, (viii) the 5.375% Senior Notes due 2027-1 issued pursuant to the April 2013 Base Indenture, as supplemented by that certain Twenty-Eighth Supplemental Indenture dated as of April 28, 2017, among T-Mobile USA, Inc., the guarantors named therein and Deutsche Bank Trust Company Americas, as trustee, (ix) the 4.500% Senior Notes due 2026 issued pursuant to the April 2013 Base Indenture, as supplemented by that certain Thirty-Second Supplemental Indenture, dated as of January 25, 2018, among T-Mobile USA, Inc., the guarantors named therein and Deutsche Bank Trust Company Americas, as trustee, (x), the 4.750% Senior Notes due 2028 issued pursuant to the April 2013 Base Indenture, as supplemented by that certain Thirty-Third Supplemental Indenture dated as of January 25, 2018, among T-Mobile USA, Inc., the guarantors named therein and Deutsche Bank Trust Company Americas, as trustee, (xi) the 4.500% Senior Notes due 2026-1 issued pursuant to the April 2013 Base Indenture, as supplemented by that certain Thirty-Fifth Supplemental Indenture, dated as of April 30, 2018, among T-Mobile USA, Inc., the guarantors named therein and Deutsche Bank Trust Company Americas, as trustee and (xii) the 4.750% Senior Notes due 2028-1 issued pursuant to the April 2013 Base Indenture, as supplemented by that certain Thirty-Sixth Supplemental Indenture, dated as of April 30, 2018, among T-Mobile USA, Inc., the guarantors named therein and Deutsche Bank Trust Company Americas, as trustee.
“Fair Market Value” means the value that would be paid by a willing buyer to an unaffiliated willing seller in a transaction not involving distress or necessity of either party, determined in good faith by Issuer’s Board of Directors or a senior officer of Issuer, which determination shall be conclusive.
“FCC” means the United States Federal Communications Commission and any successor agency that is responsible for regulating the United States telecommunications industry.
“FCC Licenses” means all licenses or permits now or hereafter issued by the FCC.
“Fitch” means Fitch Inc., a Subsidiary of Fimalac, S.A., and its successors.
“Foreign Subsidiary” means any Subsidiary of Issuer other than a Subsidiary organized under the laws of the United States or any state of the United States or the District of Columbia, or any direct or indirect subsidiary thereof.
“GAAP” means generally accepted accounting principles as in effect on the date of any calculation or determination required under the notes or the indenture. Notwithstanding the foregoing, at any time, (i) Issuer may elect to apply IFRS accounting principles in lieu of GAAP and, upon any such election, references herein to GAAP or parts of the Accounting Standards Codification or “ASC” shall thereafter be construed to mean IFRS (except as otherwise provided in the indenture); provided that any such election, once made, shall be irrevocable; provided, further, that any calculation or determination in the indenture that requires the application of GAAP for periods that include fiscal quarters ended prior to Issuer’s election to apply IFRS shall remain as previously calculated or determined in accordance with GAAP and (ii) Issuer, on any date, may elect to establish that GAAP shall mean GAAP as in effect on such date; provided that any such election, once made, shall be irrevocable. Issuer shall give notice of any such election made in accordance with this definition to the trustee and the holders of notes.
“Government Securities” means direct obligations (or certificates representing an ownership interest in such obligations) of the United States of America (including any agency or instrumentality thereof) for the payment of which the full faith and credit of the United States of America is pledged and which are not callable or redeemable at the issuer’s option.
“Governmental Authorization” means any permit, license, authorization, plan, directive, consent, permission, consent order or consent decree of or from any governmental authority.

“Guarantee” means a guarantee other than by endorsement of negotiable instruments for collection in the ordinary course of business, direct or indirect, in any manner including by way of a pledge of assets or through letters of credit or reimbursement agreements in respect thereof, of all or any part of any Indebtedness (whether arising by virtue of partnership arrangements, or by agreements to keep-well, to purchase assets, goods, securities or services, to take or pay or to maintain financial statement conditions or otherwise).
“Guarantor” means, with respect to the notes of any series, any Person who has guaranteed the obligations of Issuer under the applicable indenture until released from its Note Guarantee pursuant to the provisions of the applicable indenture.
“Hedging Obligations” means, with respect to any specified Person, the obligations of such Person under:
(1)	interest rate swap agreements (whether from fixed to floating or from floating to fixed), interest rate cap agreements and interest rate collar agreements;
(2)	other agreements or arrangements designed to manage interest rates or interest rate risk; and
(3)	other agreements or arrangements designed to protect such Person against fluctuations in currency exchange rates or commodity prices, and any guarantee in respect thereof.
“IFRS” means the international accounting standards promulgated by the International Accounting Standards Board and its predecessors, as adopted by the European Union, as in effect from time to time.
“Immaterial Subsidiary” means any Subsidiary of Issuer that at any time has less than $100.0 million in Total Assets; provided that the aggregate Total Assets of all Immaterial Subsidiaries shall not at any time exceed $300.0 million.
“Indebtedness” means, with respect to any specified Person, without duplication,
(1)	any indebtedness of such Person (excluding accrued expenses and trade payables), whether or not contingent:
(a)	in respect of borrowed money;
(b)	evidenced by bonds, notes, debentures or similar instruments or letters of credit (or reimbursement agreements in respect thereof);
(c)	in respect of banker’s acceptances;
(d)	representing Capital Lease Obligations;
(e)	representing the balance deferred and unpaid of the purchase price of any property or services due more than six months after such property is acquired or such services are completed; or
(f)	representing any Hedging Obligations; and
(2)	any financial liabilities recorded in respect of the upfront proceeds received in connection with the Towers Transaction, in each case, if and only to the extent any of the preceding items (other than letters of credit and Hedging Obligations) would appear as a liability upon a balance sheet of the specified Person prepared in accordance with GAAP. In addition, the term “Indebtedness” includes all Indebtedness of others secured by a Lien on any asset of the specified Person (whether or not such Indebtedness is assumed by the specified Person) and, to the extent not otherwise included, the Guarantee by the specified Person of any Indebtedness of any other Person. Notwithstanding the foregoing, in no event shall the reclassification of any lease or other liability as indebtedness due to a change in accounting principles (or in the application thereof) after the Closing Date be deemed to be an incurrence of Indebtedness for any purpose under the indenture. The amount of any Indebtedness shall be determined in accordance with the last paragraph of the covenant described above under the caption “—Certain Covenants—Incurrence of Indebtedness and Issuance of Disqualified Stock and Preferred Stock.”
“Investments” means, with respect to any Person, all direct or indirect investments by such Person in other Persons (including Affiliates) in the forms of loans (including Guarantees), advances (excluding commission, travel, entertainment, drawing accounts and similar advances to directors, officers and employees made in the ordinary course of business and excluding the purchase of assets, equipment, property or accounts receivables created or acquired in the ordinary course of business) or capital contributions, and purchases or other acquisitions for consideration of Indebtedness, Equity Interests or other securities. If Issuer or any Restricted Subsidiary of Issuer sells or otherwise disposes of any Capital Stock of any direct or indirect Restricted Subsidiary of Issuer such that, after giving effect to any such sale or disposition, such Person is no longer a Restricted Subsidiary of Issuer, Issuer will be deemed to have made an Investment on the date of any such sale or disposition equal to the Fair Market Value of Issuer’s Investments in such Restricted Subsidiary that were not sold or disposed of in an amount determined as provided in the final paragraph of the covenant described above under the caption “—Certain Covenants—Restricted Payments.” The acquisition by Issuer or any Subsidiary of Issuer of a Person that holds an Investment in a third Person will be deemed to be an Investment by Issuer or such Subsidiary in such third Person in an amount equal to the Fair Market Value of the Investments held by the acquired Person in such third Person in an amount determined as provided in the final paragraph of the covenant described above under the caption “—Certain Covenants—Restricted Payments” as of the date the acquisition of the acquired Person is consummated. Except as otherwise provided in the indenture, the amount of an Investment will be determined at the time the Investment is made and without giving effect to subsequent changes in value.
“Investment Grade” means
(1)	with respect to Moody’s (or any successor company acquiring all or substantially all of its assets), a rating of Baa3 (or its equivalent under any successor rating category of Moody’s) or better;
(2)	with respect to S&P (or any successor company acquiring all or substantially all of its assets), a rating of BBB- (or its equivalent under any successor rating category of S&P) or better;
(3)	with respect to Fitch (or any successor company acquiring all or substantially all of its assets), a rating of BBB- (or its equivalent under any successor rating category of Fitch) or better; and
(4)
if any Rating Agency ceases to exist or ceases to rate the notes for reasons outside of the control of Issuer, the equivalent investment grade credit rating for the notes from any other “nationally recognized statistical rating organization” within the meaning of Rule 15c3-1(c)(2)(vi)(F) under the Exchange Act selected by Issuer as a replacement agency.

“ISIS Joint Venture” means Amended and Restated LLC Agreement of JVL Ventures, LLC dated October 1, 2010, as amended.
“Issue Date” means the effective date of the Board Resolution, officers’ certificate or supplemental indenture pursuant to which the first series of DT Notes was issued under the base indenture, or April 28, 2013.
“Lien” means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law, including any conditional sale or other title retention agreement and any lease in the nature thereof.
“MetroPCS Business Combination Agreement” means that certain Business Combination Agreement, dated as of October 3, 2012, as amended from time to time, by and among Deutsche Telekom AG, T-Mobile Global Zwischenholding GmbH, T-Mobile Global Holding GmbH, Issuer and MetroPCS Communications, Inc.
“MetroPCS Merger” means the merger of MetroPCS Wireless, Inc. with and into Issuer with Issuer as the surviving Person, pursuant to the MetroPCS Business Combination Agreement.
“MetroPCS Transactions” means (i) the MetroPCS Merger, (ii) the offering of the Permitted MetroPCS Notes and the DT Notes and the incurrence of the TMUS Working Capital Facility, (iii) the refinancing of Existing Indebtedness on or prior to the Closing Date, (iv) the “Cash Payment” and the “MetroPCS Reverse Stock Split,” each as defined in the MetroPCS Business Combination Agreement, and (v) all other transactions consummated in connection therewith.
“Moody’s” means Moody’s Investors Service, Inc., and its successors.
“Net Equity Proceeds” means the net cash proceeds received by Issuer since the Closing Date as a contribution to its common equity capital or from the issue or sale of Equity Interests of Issuer (other than Disqualified Stock).

“Net Income” means, with respect to any specified Person, the net income (loss) of such Person, determined in accordance with GAAP and before any reduction in respect of Preferred Stock accretion or dividends, excluding, however:
(1)
any gain (or loss), together with any related provision for taxes on such gain (or loss) realized in connection with: (a) dispositions of assets (other than in the ordinary course of business); or (b) the extinguishment of any Indebtedness of such Person or any of its Restricted Subsidiaries; and

(2)	any extraordinary gain (or loss), together with any related provision for taxes on such extraordinary gain (or loss).
“Net Proceeds” means the aggregate cash proceeds received by Issuer or any of its Restricted Subsidiaries in respect of any Asset Sale (including any cash received upon the sale or other disposition of any non-cash consideration received in any Asset Sale, but excluding any items deemed to be cash pursuant to clause (2)(a) of the covenant described above under the caption “—Repurchase at the Option of Holders—Asset Sales”), net of all costs relating to such Asset Sale, including (a) legal, accounting and investment banking fees, finder’s fees, sales commissions, employee severance costs, and any relocation expenses incurred as a result of the Asset Sale, (b) taxes paid or payable as a result of the Asset Sale, in each case, after taking into account any available tax credits or deductions and any tax sharing arrangements, (c) amounts required to be applied to the repayment of Indebtedness, other than Indebtedness under a Credit Facility, secured by a Lien on the asset or assets that were the subject of such Asset Sale, (d) all distributions and other payments required to be made to minority interest holders in Restricted Subsidiaries as a result of such Asset Sale and (e) any amounts to be set aside in any reserve established in accordance with GAAP or any amount placed in escrow, in either case for adjustment in respect of the sale price of such properties or assets or for liabilities associated with such Asset Sale and retained by Issuer or any of its Restricted Subsidiaries until such time as such reserve is reversed or such escrow arrangement is terminated, in which case Net Proceeds shall include only the amount of the reserve so reversed or the amount returned to Issuer or its Restricted Subsidiaries from such escrow arrangement, as the case may be.
“New Markets” means the collective reference to any wireless telephone markets other than the metropolitan areas of Las Vegas, Nevada; Los Angeles, San Francisco and Sacramento, California; Detroit, Michigan; Dallas/Fort Worth, Texas; Tampa/Sarasota, Orlando, Miami and Jacksonville, Florida; Atlanta, Georgia; Philadelphia, Pennsylvania; New York, New York; Boston, Massachusetts; and Hartford, Connecticut.
“New Market Losses” means, for any period, to the extent such losses were deducted in computing such Consolidated Net Income during the applicable period, an amount equal to any extraordinary loss plus any net loss (without duplication) realized by Issuer or any of its Restricted Subsidiaries incurred in connection with construction, launch and operations in any New Market for such period, so long as such net losses are incurred on or prior to the fourth anniversary after the initial commencement of commercial operations in the applicable New Market.
“Non-Recourse Debt” means Indebtedness:
(1)
as to which neither Issuer nor any of its Restricted Subsidiaries (a) provides credit support of any kind (including any undertaking, agreement or instrument that would constitute Indebtedness), subject to customary “bad-boy” exceptions, (b) is directly or indirectly liable as a guarantor or otherwise, or (c) constitutes the lender;

(2)
no default with respect to which (including any rights that the holders of the Indebtedness may have to take enforcement action against an Unrestricted Subsidiary) would permit upon notice, lapse of time or both any holder of any other Indebtedness of Issuer or any of its Restricted Subsidiaries to declare a default on such other Indebtedness or cause the payment of the Indebtedness to be accelerated or payable prior to its Stated Maturity; and

(3)	as to which the lenders have been notified in writing that they will not have any recourse to the stock or assets of Issuer or any of its Restricted Subsidiaries.
“Note Guarantee” means the Guarantee by each Guarantor of obligations of Issuer under the indenture and the notes of any series, executed in accordance with the provisions of the indenture.
“Obligations” means any principal, interest, penalties, fees, indemnifications, reimbursements, cash collateral obligations, damages and other liabilities payable under the documentation governing any Indebtedness.

“Optional DT Notes” means (i) up to $2.0 billion in aggregate principal amount of 5.300% Senior Notes due 2021 that Issuer may, at its election, issue and sell to DT pursuant to a purchase agreement dated as of March 6, 2016, among T-Mobile USA, Inc., the guarantors party thereto and DT, as amended by Amendment No. 1 to Purchase Agreement, dated as of October 28, 2016, and (ii) up to $2.0 billion in aggregate principal amount of 6.000% Senior Notes due 2024 that Issuer may, at its elect, to issue and sell to DT pursuant to a purchase agreement dated as of April 29, 2016, among T-Mobile USA, Inc., the guarantors party thereto and DT, as amended by Amendment No. 1 to Purchase Agreement, dated as of October 28, 2016.
“Permitted Bond Hedge Transaction” means any call or capped call option (or substantively equivalent derivative transaction) on Parent’s common stock purchased by Issuer in connection with the issuance of any Convertible Debt; provided that the purchase price for such Permitted Bond Hedge Transaction, does not exceed the net cash proceeds received by Issuer from the sale of such Convertible Debt issued in connection with the Permitted Bond Hedge Transaction.
“Permitted Business” means those businesses in which Issuer and its Subsidiaries were engaged on the Closing Date, or any business similar, related, incidental or ancillary thereto or that constitutes a reasonable extension or expansion thereof, or any business reasonably related to the telecommunications industry, and the acquisition, holding or exploitation of any license relating to the delivery of those services, or the transactions entered into in connection with the Existing Sprint Spectrum Program.
“Permitted Holder” means (i) DT and (ii) any direct or indirect Subsidiary of DT.
“Permitted Investments” means:
(1)	any Investment in Issuer or in any Restricted Subsidiary of Issuer;
(2)	any Investment in Cash Equivalents;
(3)	any Investment by Issuer or any Restricted Subsidiary of Issuer in a Person, if as a result of such Investment:
(a)	such Person becomes a Restricted Subsidiary of Issuer; or
(b)	such Person is merged, consolidated or amalgamated with or into, or transfers or conveys substantially all of its assets to, or is liquidated into, Issuer or a Restricted Subsidiary of Issuer;
(4)
any Investment made as a result of the receipt of non-cash consideration from an Asset Sale that was made pursuant to and in compliance with the covenant described above under the caption “—Repurchase at the Option of Holders—Asset Sales”;

(5)	any acquisition of assets or Capital Stock solely in exchange for the issuance of Equity Interests (other than Disqualified Stock) of Issuer or Equity Interests of Parent;
(6)
any Investments received in compromise or resolution of (A) obligations of trade creditors or customers that were incurred in the ordinary course of business of Issuer or any of its Restricted Subsidiaries, including pursuant to any plan of reorganization or similar arrangement upon the bankruptcy or insolvency of any trade creditor or customer; or (B) litigation, arbitration or other disputes with Persons who are not Affiliates;

(7)	Investments represented by Hedging Obligations;
(8)
loans or advances to employees made in the ordinary course of business of Issuer or any Restricted Subsidiary of Issuer in an aggregate principal amount not to exceed $50.0 million at any one time outstanding;

(9)
any payment on or with respect to, or purchase, redemption, defeasement or other acquisition or retirement for value of (i) the notes, and any additional notes of the same series, (ii) the DT Notes, and any additional notes of the same series, and any Exchange Notes (as defined in the base indenture) relating thereto, (iii) any of the $3.5B Notes or (iv) any other Indebtedness that is pari passu with the notes;

(10)	advances and prepayments for asset purchases in the ordinary course of business in a Permitted Business of Issuer or any of its Restricted Subsidiaries;

(11)	Investments existing on the Closing Date, including Investments held by MetroPCS Wireless, Inc., Issuer and their Subsidiaries immediately prior to the MetroPCS Merger;
(12)
Investments in the ISIS Joint Venture having an aggregate Fair Market Value (measured on the date each such Investment was made and without giving effect to subsequent changes in value), when taken together with all other Investments made pursuant to this clause (12) since the Closing Date that are at that time outstanding, not to exceed $300.0 million;

(13)	Permitted Bond Hedge Transactions which constitute Investments;
(14)
(a) Permitted Joint Venture Investments, and (b) other Investments in any Person other than an Affiliate of Issuer (excluding any Person that is an Affiliate of Issuer solely by reason of Parent’s ownership, directly or indirectly, of Equity Interests or Parent’s control, of such Person or which becomes an Affiliate as a result of such Investment), to the extent such Investment under (a) or (b) has an aggregate Fair Market Value (measured on the date each such Investment was made and without giving effect to subsequent changes in value), when taken together with all other Investments made pursuant to this clause (14) that are at the time outstanding, not to exceed 12.5% of Issuer’s Total Assets on the date of such Investment;

(15)
Investments in a Person primarily engaged in a Permitted Business having an aggregate Fair Market Value (measured on the date each such Investment was made and without giving effect to subsequent changes in value), when taken together with all other Investments made pursuant to this clause (15) since the Closing Date that are at that time outstanding, not to exceed $250.0 million;

(16)	guarantees permitted under the covenant described under the caption “—Certain Covenants—Incurrence of Indebtedness and Issuance of Disqualified Stock and Preferred Stock”; and
(17)	deposits or payments made with the FCC in connection with the auction or licensing of Governmental Authorizations;
(18)
any Investment deemed made from time to time pursuant to the covenant described under the caption “—Certain Covenants—Designation of Restricted and Unrestricted Subsidiaries” in connection with a Specified Unrestricted Subsidiary Designation, in an amount equal to the aggregate Fair Market Value of all outstanding Investments owned by Issuer and its Restricted Subsidiaries in the Subsidiaries designated as Unrestricted Subsidiaries pursuant to such Specified Unrestricted Subsidiary Designation, but only to the extent not in excess of the aggregate Fair Market Value of all outstanding Investments owned by Issuer and its Restricted Subsidiaries in such designated Subsidiaries as of the Closing Date (for this purpose, it shall be assumed, as regards to Investments in any Designated Tower Entity, that all wireless communications sites, towers, and related contracts, equipment, improvements, real estate, and other assets of Issuer and its Subsidiaries subject to the Towers Transaction that are contemplated to be transferred to the Designated Tower Entities in accordance with the terms of the Towers Transaction, as contemplated in the Towers Transaction Agreements as in effect as of March 19, 2013, had been transferred to the Designated Tower Entities, whether or not all such transfers have in fact then taken place, but disregarding any transfers of assets not part of the Towers Transaction as contemplated in the Towers Transaction Agreements as in effect as of March 19, 2013);

(19)	any other Investments made in connection with the Towers Transaction, as contemplated in the Towers Transaction Agreements as in effect as of March 19, 2013;
(20)
other Investments; provided that the Debt to Cash Flow Ratio calculated on a pro forma basis in the manner described in the definition of “Debt to Cash Flow Ratio” after giving effect to such Investment would be equal to or less than 3.50 to 1.00; and

(21)	any other Investments made in connection with the Existing Sprint Spectrum Program.
Notwithstanding any other provision to the contrary, no Permitted Investment shall be deemed to be a Restricted Payment.
“Permitted Joint Venture Investment” means, with respect to any specified Person, Investments in any other Person engaged in a Permitted Business of which at least 40% of the outstanding Capital Stock of such other Person is at the time owned directly or indirectly by the specified Person.

“Permitted Liens” means:
(1)
Liens securing Indebtedness and other Obligations under Credit Facilities and/or securing Hedging Obligations related thereto permitted by clauses (1), (8) and (19) of the second paragraph of the covenant entitled “—Certain Covenants—Incurrence of Indebtedness and Issuance of Disqualified Stock and Preferred Stock,” provided that any secured Permitted Refinancing Indebtedness incurred in respect of Indebtedness or other Obligations previously secured pursuant to this clause (1) will be treated as Indebtedness secured pursuant to this clause (1) in making any determination as to whether additional Indebtedness or other Obligations may be secured pursuant to this clause (1);

(2)	Liens in favor of Issuer or the Guarantors;
(3)
Liens on property of a Person existing at the time such Person becomes a Restricted Subsidiary or is merged with or into or consolidated with Issuer or any Subsidiary of Issuer; provided that such Liens were in existence prior to the contemplation of such merger or consolidation and do not extend to any assets (other than improvements thereon, accessions thereto and proceeds thereof) other than those of the Person that becomes a Restricted Subsidiary or is merged into or consolidated with Issuer or the Subsidiary;

(4)
Liens on property (including Capital Stock) existing at the time of acquisition of the property by Issuer or any Subsidiary of Issuer; provided that such Liens were in existence prior to, and not incurred in contemplation of, such acquisition;

(5)
(a) bankers’ Liens, rights of setoff or similar rights and remedies as to deposit accounts or other funds maintained with a depositary institution, and (b) Liens, deposits (including deposits with the FCC) or pledges to secure the performance of bids, tenders, trade or governmental contracts, leases, licenses, statutory obligations, surety or appeal bonds, performance bonds or other obligations of a like nature incurred in the ordinary course of business;

(6)
Liens to secure Indebtedness (including Capital Lease Obligations) permitted by clause (4) of the second paragraph of the covenant entitled “—Certain Covenants—Incurrence of Indebtedness and Issuance of Disqualified Stock and Preferred Stock” covering only the assets (including the proceeds thereof, accessions thereto and upgrades thereof) acquired with or financed by such Indebtedness;

(7)	Liens existing on the Closing Date (including Liens on the assets of MetroPCS Wireless, Inc. and its Subsidiaries existing immediately prior to the MetroPCS Merger);
(8)
Liens for taxes, assessments or governmental charges or claims that are not yet delinquent or that are being contested in good faith by appropriate proceedings; provided that any reserve or other appropriate provision as is required in conformity with GAAP has been made therefor;

(9)
Liens imposed by law or contract, such as carriers’, warehousemen’s, suppliers’, vendors’, construction, repairmen’s, landlord’s and mechanics’ Liens or other similar Liens, in each case, incurred in the ordinary course of business;

(10)
survey exceptions, encumbrances, easements or reservations of, or rights of others for, licenses, rights-of-way, sewers, electric lines, telegraph and telephone lines and other similar purposes, or zoning or other restrictions as to the use of real property that were not incurred in connection with Indebtedness and that do not in the aggregate materially adversely affect the value of said properties or materially impair their use in the operation of the business of such Person;

(11)
Liens arising by reason of a judgment, attachment, decree or court order, to the extent not otherwise resulting in an Event of Default, and any Liens that are required to protect or enforce any rights in any administrative, arbitration or other court proceedings in the ordinary course of business;

(12)	Liens created for the benefit of (or to secure) the notes (or the Note Guarantees);

(13)	Liens to secure any Permitted Refinancing Indebtedness permitted to be incurred under the indenture; provided, however, that:
(a)
the new Lien shall be limited to all or part of the same property and assets that secured or, under the written agreements pursuant to which the original Lien arose, could secure the original Lien (plus improvements and accessions to such property and assets and proceeds or distributions of such property and assets and improvements and accessions thereto); and

(b)
the Indebtedness secured by the new Lien is not increased to any amount greater than the sum of (x) the outstanding principal amount, or, if greater, committed amount, of the Indebtedness being renewed, refunded, refinanced, replaced, defeased or discharged and (y) an amount necessary to pay any fees and expenses, including premiums, related to such renewal, refunding, refinancing, replacement, defeasance or discharge;

(14)
(a) Liens contained in purchase and sale agreements or lease agreements limiting the transfer of assets pending the closing of the transactions contemplated thereby or the termination of the lease, respectively, (b) spectrum leases or other similar lease or licensing arrangements contained in, or entered into in connection with, purchase and sale agreements, and (c) Liens relating to deposits or escrows established in connection with purchase and sale agreements;

(15)
Liens that may be deemed to exist by virtue of contractual provisions that restrict the ability of Issuer or any of its Subsidiaries from granting or permitting to exist Liens on their respective assets;

(16)	Liens in favor of the trustee as provided for in the indenture on money or property held or collected by the trustee in its capacity as trustee;
(17)
Liens on cash or Cash Equivalents securing (a) workers’ compensation claims, self-insurance obligations, unemployment insurance or other social security, old age pension, bankers’ acceptances, performance bonds, completion bonds, bid bonds, appeal bonds, indemnity bonds, specific performance or injunctive relief bonds, surety bonds, public liability obligations, or other similar bonds or obligations, or securing any Guarantees or letters of credit functioning as or supporting any of the foregoing, in each case incurred in the ordinary course of business or (b) letters of credit required to be issued for the benefit of any Person that controls a Permitted Joint Venture Investment to secure any put right for the benefit of the Person controlling the Permitted Joint Venture Investment;

(18)
Liens arising from Uniform Commercial Code financing statement filings regarding operating leases entered into in the ordinary course of business covering only the property under lease (plus improvements and accessions to such property and proceeds or distributions of such property and improvements and accessions thereto);

(19)	any interest or title of a lessor, licensor or sublicensor in the property subject to any lease, license or sublicense entered into in the ordinary course of business;
(20)	Liens on cash or Cash Equivalents on deposit to secure reimbursement obligations under letters of credit incurred in the ordinary course of business;
(21)
Liens on and pledges of the Equity Interests of any Unrestricted Subsidiary or any Person that is a Permitted Joint Venture Investment owned by Issuer or any Restricted Subsidiary to the extent securing Non-Recourse Debt or other Indebtedness of such Unrestricted Subsidiary or Person;

(22)
Liens arising under operating agreements, joint venture agreements, partnership agreements, contracts for sale and other agreements arising in the ordinary course of business that are customary in the Permitted Business, and applicable only to the assets that are the subject of such agreements or contracts;

(23)	Liens securing Hedging Obligations;
(24)	Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods in the ordinary course of business;
(25)
Liens encumbering reasonable customary initial deposits and margin deposits and similar Liens attaching to commodity trading accounts or other brokerage accounts incurred in the ordinary course of business and not for speculative purposes;

(26)
Liens upon specific items of inventory or other goods and proceeds of any Person securing such Person’s obligations in respect of bankers’ acceptances issued or created for the account of such Person to facilitate the purchase, shipment or storage of such inventory or other goods;

(27)	Liens securing any arrangement for treasury, depositary or cash management services provided to Issuer or any of its Restricted Subsidiaries in the ordinary course of business;
(28)	Liens with respect to obligations that do not exceed at any time the greater of (x) $500.0 million and (y) 1.0% of Issuer’s Total Assets at such time;
(29)	Liens encumbering deposits made to secure obligations arising from statutory, regulatory, contractual or warranty requirements; and
(30)	Liens, if any, incurred in connection with the Towers Transaction or the Existing Sprint Spectrum Program.
“Permitted MetroPCS Notes” shall have the meaning assigned to such term in the MetroPCS Business Combination Agreement.
“Permitted Payments to Parent” means, without duplication as to amounts:
(1)	payments to Parent to permit Parent to pay reasonable accounting, legal, investment banking fees and administrative expenses of Parent when due; and
(2)
for so long as Issuer is a member of a group filing a consolidated or combined tax return with Parent, payments to Parent in respect of an allocable portion of the tax liabilities of such group that is attributable to Issuer and its Subsidiaries (“Tax Payments”). The Tax Payments shall not exceed the lesser of (i) the amount of the relevant tax (including any penalties and interest) that Issuer would owe if Issuer were filing a separate tax return (or a separate consolidated or combined return with its Subsidiaries that are members of the consolidated or combined group), taking into account any carryovers and carrybacks of tax attributes (such as net operating losses) of Issuer and such Subsidiaries from other taxable years and (ii) the net amount of the relevant tax that Parent actually owes to the appropriate taxing authority.

“Permitted Refinancing Indebtedness” means any Indebtedness of Issuer or any of its Restricted Subsidiaries, any Disqualified Stock of Issuer or any Preferred Stock of any Restricted Subsidiary issued (a) in exchange for, or the net proceeds of which are used to, extend the maturity renew, refund, refinance, replace, defease, discharge or otherwise retire for value, in whole or in part, or (b) constituting an amendment, modification or supplement to or a deferral or renewal of ((a) and (b) above, collectively, a “Refinancing”), any other Indebtedness of Issuer or any of its Restricted Subsidiaries (other than intercompany Indebtedness), any Disqualified Stock of Issuer or any Preferred Stock of a Restricted Subsidiary in a principal amount or, in the case of Disqualified Stock of Issuer or Preferred Stock of a Restricted Subsidiary, liquidation preference, not to exceed (after deduction of reasonable and customary fees and expenses incurred in connection with the Refinancing) the lesser of:
(1)
the principal amount or, in the case of Disqualified Stock or Preferred Stock, liquidation preference, of the Indebtedness, Disqualified Stock or Preferred Stock so Refinanced (plus, in the case of Indebtedness, the amount of accrued interest and premium, if any paid in connection therewith), and

(2)	if the Indebtedness being Refinanced was issued with any original issue discount, the accreted value of such Indebtedness (as determined in accordance with GAAP) at the time of such Refinancing;
in each case, except to the extent that any such excess principal amount (or accreted value, as applicable) would be then permitted to be incurred by other provisions of the covenant described above under the caption “—Certain Covenants—Incurrence of Indebtedness and Issuance of Disqualified Stock and Preferred Stock;” provided that such excess principal amount of Indebtedness shall be deemed to be incurred under such other provision.
Notwithstanding the preceding, no Indebtedness, Disqualified Stock or Preferred Stock will be deemed to be Permitted Refinancing Indebtedness, unless:
(1)
such Indebtedness, Disqualified Stock or Preferred Stock has a final maturity date or redemption date, as applicable, later than the final maturity date or redemption date, as applicable, of, and has a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of, the Indebtedness, Disqualified Stock or Preferred Stock being Refinanced;

(2)
if the Indebtedness, Disqualified Stock or Preferred Stock being Refinanced is contractually subordinated in right of payment to the notes, such Indebtedness, Disqualified Stock or Preferred Stock is contractually subordinated in right of payment to, the notes, on terms at least as favorable to the holders of notes as those contained in the documentation governing the Indebtedness, Disqualified Stock or Preferred Stock being Refinanced at the time of the Refinancing; and

(3)
such Indebtedness or Disqualified Stock is incurred or issued by Issuer or such Indebtedness, Disqualified Stock or Preferred Stock is incurred or issued by the Restricted Subsidiary who is the obligor on the Indebtedness being Refinanced or the issuer of the Disqualified Stock or Preferred Stock being Refinanced, or a Restricted Subsidiary of such obligor or issuer.

“Person” means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, limited liability company or government or other entity.
“Phoenix Towers Transaction Agreements” means (i) the Purchase and Sale Agreement, dated as of July 30, 2015 (as the same may be amended, modified, or supplemented from time to time), among Issuer, certain Subsidiaries of Issuer, PTI US Acquisitions, LLC, and each sale site subsidiary party thereto; (ii) the Purchase and Sale Agreement (PR Sale Sites), dated as of October 28, 2015 (as the same may be amended, modified, or supplemented from time to time), among Issuer, certain Subsidiaries of Issuer, PTI US Acquisitions, LLC, and each sale site subsidiary party thereto; and (iii) each of the other transaction documents entered into in connection therewith or contemplated thereby, as they may be amended, modified or supplemented from time to time.
“Preferred Stock” means, with respect to any Person, any Capital Stock of such Person that has preferential rights to any other Capital Stock of such Person with respect to dividends or payments upon liquidation.
“Rating Agency” means each of Moody’s, S&P, Fitch and, if any of Moody’s, S&P or Fitch ceases to exist or ceases to rate the notes of the applicable series for reasons outside of the control of Issuer, any other “nationally recognized statistical rating organization” within the meaning of Rule 15c3-1(c)(2) (vi)(F) under the Exchange Act selected by Issuer as a replacement agency.
“Ratings Decline Period” means the period that (i) begins on the earlier of (a) the date of the first public announcement of the occurrence of a Change of Control or of the intention by Issuer or a shareholder of Issuer as applicable, to effect a Change of Control or (b) the occurrence thereof and (ii) ends 90 days following consummation of such Change of Control; provided that such period shall be extended for so long as the rating of the notes of the applicable series, as noted by the applicable Rating Agency, is under publicly announced consideration for downgrade by the applicable Rating Agency.
“Reinsurance Entity” means TMUS Assurance Corporation, a Hawaii corporation and any successor thereto.
“Replacement Assets” means: (i) capital expenditures with respect to any assets, (ii) other assets that will be used or useful in a Permitted Business, (iii) all or substantially all of the assets of a Permitted Business,(iv) Voting Stock of any Person engaged in a Permitted Business that, when taken together with all other Voting Stock of such Person owned by Issuer and its Restricted Subsidiaries, constitutes a majority of the Voting Stock of such Person and such Person will become a Restricted Subsidiary on the date of the acquisition thereof or (v) deposits or payments to acquire FCC Licenses.
“Restricted Investment” means an Investment other than a Permitted Investment.
“Restricted Subsidiary” of a Person means any Subsidiary of the referenced Person that is not an Unrestricted Subsidiary.
“S&P” means Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies, Inc., and its successors.
“Secured Debt to Cash Flow Ratio” means, with respect to any Person as of any date of determination, the ratio of (a) the Consolidated Indebtedness of such Person as of such date that is secured by a Lien, less cash and Cash Equivalents, to (b) the Consolidated Cash Flow of such Person for the four most recent full fiscal quarters ending immediately prior to such date for which internal financial statements are available.
For purposes of making the computation referred to above, the Secured Debt to Cash Flow Ratio shall be calculated on a pro forma basis in the manner described in the second paragraph of the definition of “Debt to Cash Flow Ratio.”

“September 2010 Senior Notes Indenture” means the Indenture, dated as of September 21, 2010, as supplemented by the Second Supplemental Indenture, dated November 17, 2010, among MetroPCS Wireless, Inc., the guarantors party thereto and Wells Fargo Bank, N.A., as trustee, as supplemented by the Fourth Supplemental Indenture, dated as of December 23, 2010, by MetroPCS Wireless, Inc., the guarantors party thereto and Wells Fargo Bank, N.A., as trustee, as further supplemented by the December 2012 Senior Notes Sixth Supplemental Indenture, as further supplemented by the Seventh Supplemental Indenture, dated as of May 1, 2013, among T-Mobile USA, Inc., the guarantors party thereto and Wells Fargo Bank, N.A., as trustee, as further supplemented by the Eighth Supplemental Indenture, dated as of July 15, 2013, among T-Mobile USA, Inc., the guarantors party thereto and Wells Fargo Bank, N.A., as trustee, as further supplemented by that certain Ninth Supplemental Indenture, dated as of August 11, 2014, among T-Mobile USA, Inc., the guarantors named therein and Wells Fargo Bank, N.A., as trustee, as further supplemented by that certain Tenth Supplemental Indenture, dated as of September 28, 2015, among T-Mobile USA, Inc., the guarantors named therein and Wells Fargo Bank, N.A., as trustee, and as further supplemented by that certain Eleventh Supplemental Indenture, dated as of August 30, 2016, among T-Mobile USA, Inc., the guarantors named therein and Wells Fargo Bank, N.A., as trustee.
“Series Issue Date” means, with respect to a series of notes, the effective date of the Board Resolution, officers’ certificate or supplemental indenture pursuant to which the notes of such series are first issued.
“Series Issue Date Existing Indebtedness” means, with respect to a series of notes, the notes of any series issued under the base indenture and in existence on the applicable Series Issue Date for such series of notes (including the DT Notes) (and any “Exchange Notes” (as defined in the base indenture) relating thereto) and, in each case, the related Note Guarantees (other than the notes of such series issued on the Series Issue Date).
“Significant Subsidiary” means any Restricted Subsidiary that as of the end of the most recent fiscal quarter for which financial statements are available, would be a “significant subsidiary” as defined in Article 1, Rule 1-02 of Regulation S-X, promulgated pursuant to the Securities Act, as such Regulation is in effect on the Closing Date.
“Specified Issuer Indebtedness” means any Indebtedness of Issuer in a principal amount of $250 million or more.
“Specified Unrestricted Subsidiary Designation” has the meaning assigned to such term in the covenant described above under the caption “—Certain Covenants—Designation of Restricted and Unrestricted Subsidiaries.”
“Sprint Capital Corporation Indenture” means that certain Indenture, dated as of October 1, 1998, by Sprint Capital Corporation, Sprint Corporation and The Bank of New York Mellon Trust Company, N.A. (as successor to Bank One, N.A.), as trustee, as supplemented by the First Supplemental Indenture, dated as of January 15, 1999, among Sprint Capital Corporation, Sprint Corporation and The Bank of New York Mellon Trust Company, N.A. (as successor to Bank One, N.A.), as trustee, the Second Supplemental Indenture, dated as of October 15, 2001, among Sprint Capital Corporation, Sprint Corporation and The Bank of New York Mellon Trust Company, N.A. (as successor to Bank One, N.A.), as trustee, the Third Supplemental Indenture, dated as of September 11, 2013, among Sprint Capital Corporation, Sprint Corporation, Sprint Communications, Inc. (formerly known as Sprint Nextel Corporation) and The Bank of New York Mellon Trust Company, N.A. (as successor to Bank One, N.A.), as trustee, and the Fourth Supplemental Indenture, dated as of May 18, 2018, among Sprint Capital Corporation, Sprint Communications, Inc. (formerly known as Sprint Nextel Corporation), and The Bank of New York Mellon Trust Company, N.A. (as successor to Bank One, N.A.), as trustee.
“Sprint Communications, Inc. Indenture” means that certain Senior Notes Indenture, dated as of November 20, 2006, between Sprint Communications, Inc. (formerly known as Sprint Nextel Corporation) and The Bank of New York Trust Company, N.A., as trustee, as supplemented by the Seventh Supplemental Indenture, dated as of November 20, 2012, among Sprint Communications, Inc. (formerly known as Sprint Nextel Corporation), the subsidiary guarantors party thereto and The Bank of New York Trust Company, N.A., as trustee, the Eighth Supplemental Indenture, dated as of September 11, 2013, among Sprint Corporation, Sprint Communications, Inc. (formerly known as Sprint Nextel Corporation) and The Bank of New York Trust Company, N.A., as trustee, and the Thirteenth Supplemental Indenture, dated as of May 14, 2018, among Sprint Communications, Inc. (formerly known as Sprint Nextel Corporation) and The Bank of New York Mellon Trust Company, N.A., as trustee.
“Sprint Corporation Indenture” means that certain Senior Notes Indenture, dated as of September 11, 2013, between Sprint Corporation and the Bank of New York Mellon Trust Company, N.A., as trustee, as supplemented by the Sixth Supplemental Indenture, dated as of May 14, 2018, between Sprint Corporation and The Bank of New York Mellon Trust Company, N.A, as trustee.
“Sprint Towers Transaction Agreements” means (i) the towers transactions agreements entered into prior to April 9, 2020 by Sprint Corporation and its affiliates and (ii) each of the other transaction documents entered into in connection therewith or contemplated thereby, as they may be amended, modified or supplemented from time to time.
“Stated Maturity” means, with respect to any installment of interest or principal on any series of Indebtedness, the date on which the payment of interest or principal was scheduled to be paid in the documentation governing such Indebtedness as of the Closing Date, and will not include any contingent obligations to repay, redeem or repurchase any such interest or principal prior to the date originally scheduled for the payment thereof.
“Subordinated Indebtedness” means:
(1)	with respect to Issuer, any Indebtedness of Issuer which is by its terms subordinated in right of payment to the notes of the applicable series; and
(2)	with respect to any Guarantor, any Indebtedness of such Guarantor which is by its terms subordinated in right of payment to such Guarantor’s Guarantee of the notes of the applicable series.
“Subsidiary” means, with respect to any specified Person:
(1)
any corporation, association or other business entity of which more than 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency and after giving effect to any voting agreement or stockholders’ agreement that effectively transfers voting power) to vote in the election of directors, managers or trustees of the corporation, association or other business entity is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person (or a combination thereof); and

(2)
any partnership (a) the sole general partner or the managing general partner of which is such Person or a Subsidiary of such Person or (b) the only general partners of which are that Person or one or more Subsidiaries of that Person (or any combination thereof).

“Subsidiary Guarantors” means, collectively, the Guarantors that are Subsidiaries of Issuer.
“Term Loan Credit Agreement” means that certain credit agreement dated November 9, 2015 by and among Issuer, the several lenders party thereto and Deutsche Bank AG New York Branch as administrative agent and collateral agent, as amended by that certain First Incremental Facility Amendment, dated as of December 29, 2016, by and among Parent, Deutsche Bank AG New York Branch, as administrative agent, the guarantors party thereto and DT, as the initial incremental term loan lender, and that certain Second Incremental Facility Amendment, dated as of January 25, 2017, by and among Parent, Deutsche Bank, AG New York Branch, as administrative agent, the guarantors party thereto and DT, including any notes, guarantees, collateral documents, instruments and agreements executed in connection therewith, and, in each case, as amended, restated, modified, renewed, refunded, replaced in any manner (whether upon or after termination or otherwise) or refinanced in whole or in part from time to time.
“TMUS Working Capital Facility” shall have the meaning assigned to such term in the MetroPCS Business Combination Agreement.
“Total Assets” means the consolidated total assets of a Person and its Subsidiaries as set forth on the most recent balance sheet of such Person prepared in accordance with GAAP.
“Towers Transaction” means the transactions contemplated by the Towers Transaction Agreements.
“Towers Transaction Agreements” means: (i) the Master Agreement, dated as of September 28, 2012 (as the same may be amended, modified or supplemented from time to time), among Issuer, Crown Castle International Corp., a Delaware corporation, and certain Subsidiaries of Issuer; and (ii) each of the other transaction documents entered into in connection therewith or contemplated thereby, as they may be amended, modified or supplemented from time to time.

“Treasury Rate” means,
(1)
with respect to the 2022 notes and any redemption date, the yield to maturity of United States Treasury securities with a constant maturity (as compiled and published in the most recent Federal Reserve Statistical Release H.15 (519) that has become publicly available at least two business days prior to the redemption date (or, if such Statistical Release is no longer published, any publicly available source of similar market data)) most nearly equal to the period from such redemption date to March 16, 2022; provided, however, that if the period from such redemption date to March 16, 2022 is less than one year, the weekly average yield on actually traded United States Treasury securities adjusted to a constant maturity of one year will be used. Issuer will (1) calculate the Treasury Rate on the third business day preceding the applicable redemption date and (2) prior to such redemption date file with the trustee an officers’ certificate setting forth the Applicable Premium and the Treasury Rate and showing the calculation of each in reasonable detail;

(2)
with respect to the 2027 notes and any redemption date, the yield to maturity of United States Treasury securities with a constant maturity (as compiled and published in the most recent Federal Reserve Statistical Release H.15 (519) that has become publicly available at least two business days prior to the redemption date (or, if such Statistical Release is no longer published, any publicly available source of similar market data)) most nearly equal to the period from such redemption date to April 15, 2022; provided, however, that if the period from such redemption date to April 15, 2022, is less than one year, the weekly average yield on actually traded United States Treasury securities adjusted to a constant maturity of one year will be used. Issuer will (1) calculate the Treasury Rate on the third business day preceding the applicable redemption date and (2) prior to such redemption date file with the trustee an officers’ certificate setting forth the Applicable Premium and the Treasury Rate and showing the calculation of each in reasonable detail.

“Unrestricted Subsidiary” means any Subsidiary of Issuer that is designated by the Board of Directors of Issuer as an Unrestricted Subsidiary pursuant to a resolution of the Board of Directors, but only to the extent that:
(1)
except as permitted by the covenant described above under the caption “—Certain Covenants—Transactions with Affiliates,” such Subsidiary is not party to any agreement, contract, arrangement or understanding with Issuer or any Restricted Subsidiary of Issuer unless the terms of any such agreement, contract, arrangement or understanding are, taken as a whole, no less favorable to Issuer or such Restricted Subsidiary than those that might be obtained at the time from Persons who are not Affiliates of Issuer;

(2)	such Subsidiary does not hold any Liens on any property of Parent, Issuer or any of its Restricted Subsidiaries; and
(3)
such Subsidiary has not guaranteed or otherwise directly or indirectly provided credit support for any Indebtedness of Issuer or any of its Restricted Subsidiaries, except to the extent that such guarantee or credit support would be released upon such designation.

“Voting Stock” of any specified Person as of any date means the Capital Stock of such Person that is at the time entitled to vote in the election of the Board of Directors of such Person.
“Weighted Average Life to Maturity” means, when applied to any Indebtedness at any date, the number of years obtained by dividing:
(1)
the sum of the products obtained by multiplying (a) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect of the Indebtedness, by (b) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment; by

(2)	the then outstanding principal amount of such Indebtedness.
“Wholly-Owned Subsidiary” of any specified Person means a Subsidiary of such Person, all of the outstanding Capital Stock or other ownership interests of which (other than directors’ qualifying shares) will at the time be owned by such Person or by one or more Wholly-Owned Subsidiaries of such Person. Except if expressly otherwise specified, Wholly-Owned Subsidiary means a Wholly-Owned Subsidiary of Issuer.

DESCRIPTION OF 2026 NOTES AND 2028 NOTES
You can find the definitions of certain terms used in this description of notes under the caption “—Certain Definitions” below. In this description of notes, “Issuer” refers only to T-Mobile USA, Inc., a Delaware corporation, and not to any of its Subsidiaries, and “Parent” refers only to T-Mobile US, Inc., a Delaware corporation and the direct parent company of Issuer, and not to any of its Subsidiaries. In this description of notes, unless the context requires otherwise, “notes” refers collectively to Issuer’s 4.500% Notes due 2026-1 (the “2026 notes”) and 4.750% Notes due 2028-1 (the “2028 notes”).
Issuer issued the notes under that certain base indenture (the “base indenture”) among itself, Parent, the Subsidiary Guarantors and Deutsche Bank Trust Company Americas, as trustee (the “trustee”), dated as of April 28, 2013, as supplemented with respect to each series of notes, by a supplemental indenture (for each such series, the “supplemental indenture”) among Issuer, Parent, the Subsidiary Guarantors and the trustee. In this description of notes, the term “indenture” refers to the base indenture as supplemented separately by the supplemental indenture for each series of notes. The terms of the notes of each series include those stated in the indenture and those made part of the indenture by reference to the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”).
The 2026 notes (Issuer’s 4.500% Notes due 2026-1) and the 2028 notes (Issuer’s 4.750% Notes due 2028-1) have substantially the same terms and conditions as Issuer’s 4.500% Notes due 2026 and Issuer’s 4.750% Notes due 2028, respectively (each, a series of “Parallel Notes”), other than issue date and CUSIP. In addition, the notes were issued under separate supplemental indentures and constitute separate series from the Parallel Notes for all purposes, including voting; provided that if Issuer exercises its rights in respect of a series of Parallel Notes, Issuer will be required to exercise the same rights in respect of the applicable series of notes on an equal and ratable basis.
The obligations and covenants of Issuer described hereunder are only of Issuer and not of Parent, its direct parent company. Although Parent is a guarantor of the notes, it and its Subsidiaries, except Issuer and its Restricted Subsidiaries, are generally not subject to any of the obligations and covenants described hereunder.
The following description is a summary of the material provisions of the indenture. It does not restate the indenture in its entirety. We urge you to read the indenture in its entirety because it, and not this description of notes, defines your rights as a holder of the notes. For more information on how you can obtain a copy of the base indenture and supplemental indenture, see “Where You Can Find More Information.” Certain defined terms used in this description of notes but not defined below under “—Certain Definitions” have the meanings assigned to them in the indenture.
The registered holder of a note will be treated as the owner of the note for all purposes. Only registered holders have rights under the indenture.
The Notes
The notes of each series:
•	are general unsecured, unsubordinated obligations of Issuer;
•	are senior in right of payment to any future Indebtedness of Issuer to the extent that such future Indebtedness provides by its terms that it is subordinated to the notes;
•
are equal in right of payment with any of Issuer’s existing and future Indebtedness and other liabilities that are not by their terms subordinated in right of payment to the notes, including, without limitation, the other Existing T-Mobile Unsecured Notes;

•
are effectively subordinated to Issuer’s existing and future secured Indebtedness, including the Existing T-Mobile Secured Notes and borrowings under the Credit Agreement to the extent of the value of Issuer’s assets constituting collateral securing such Indebtedness;

•	are structurally subordinated to all of the liabilities and any future preferred stock of Issuer’s non-guarantor subsidiaries; and
•	are unconditionally guaranteed on a senior unsecured basis by the Guarantors.
As of June 30, 2020, we had outstanding indebtedness with a carrying value of approximately $72.7 billion, excluding letter of credit obligations, including $27.0 billion in aggregate principal amount of outstanding secured indebtedness. Our secured indebtedness consisted of $23.0 billion in aggregate principal amount of Existing T-Mobile

Secured Notes and $4.0 billion in aggregate principal amount of secured term indebtedness under the Credit Agreement. In addition, we had $13.1 billion in aggregate principal amount of outstanding unsecured indebtedness under the Existing T-Mobile Unsecured Notes (excluding $4.0 billion in aggregate principal amount in aggregate principal amount of Existing T-Mobile Unsecured Notes called for redemptions subsequent to June 30, 2020), $19.8 billion in aggregate principal amount of outstanding unsecured indebtedness under the Existing Sprint Unsecured Notes (excluding $1.5 billion in aggregate principal amount of Existing Sprint Unsecured Notes that matured on August 15, 2020) and approximately $3.1 billion in tower obligations relating to the transactions contemplated by the Towers Transaction Agreements, the Phoenix Towers Transaction Agreements and the Sprint Towers Transaction Agreements. Assuming that on June 30, 2020, we had completed the Incremental Amendment, we also would have had $5.5 billion of revolving borrowings available on a secured basis under the Credit Agreement.
In addition, as of June 30, 2020, an aggregate principal amount of $5.0 billion of Existing Sprint Spectrum-Backed Notes was outstanding and up to $2.0 billion remained available for issuance under the Sprint Spectrum Note Facility. The Existing Sprint Spectrum Note Entities own a pool of 2.5 GHz and 1.9 GHz spectrum which has been pledged to secure indebtedness under the Sprint Spectrum Note Facility. This spectrum will not secure the notes.
As of June 30, 2020, our non-guarantor subsidiaries had approximately $9.9 billion of total assets and approximately $7.2 billion of outstanding indebtedness and tower obligations.
The Note Guarantees
The notes are guaranteed by Parent, all of Issuer’s Domestic Restricted Subsidiaries that are Wholly-Owned Subsidiaries (other than Existing Sprint Spectrum Note Entities, Designated Tower Entities, Immaterial Subsidiaries and the Reinsurance Entity), Issuer’s Restricted Subsidiaries that guarantee any Specified Issuer Indebtedness, and any future Subsidiary of Parent that directly or indirectly owns equity interests of Issuer. These Note Guarantees are joint and several obligations of the Guarantors. The obligations of each Guarantor under its Note Guarantee are limited as necessary to prevent that Note Guarantee from constituting a fraudulent conveyance under applicable law.
Each guarantee of the notes by a Guarantor:
•	is a general unsecured, unsubordinated obligation of that Guarantor;
•
is senior in right of payment to any future Indebtedness of that Guarantor to the extent that such future Indebtedness provides by its terms that it is subordinated in right of payment to such Guarantor’s guarantee of the notes;

•
is equal in right of payment with all existing and future Indebtedness and other liabilities of that Guarantor that are not by their terms subordinated to its guarantee of the notes, including, without limitation, any guarantees of the other Existing T-Mobile Unsecured Notes;

•
is effectively subordinated to that Guarantor’s existing and future secured Indebtedness, including its guarantee of the Existing T-Mobile Secured Notes and the borrowings under the Credit Agreement to the extent of the value of the assets of such Guarantor constituting collateral securing that Indebtedness; and

•	is structurally subordinated to all of the Indebtedness and other liabilities and any future preferred stock of any subsidiaries of such Guarantor that do not guarantee the notes.
Under the circumstances described below under the subheading “—Certain Covenants—Additional Note Guarantees,” one or more of Issuer’s Subsidiaries (including Issuer’s existing Domestic Restricted Subsidiaries) together with certain newly created or acquired Subsidiaries in the future may not guarantee the notes. In the event of a bankruptcy, liquidation or reorganization of any of these non-guarantor Subsidiaries, the non-guarantor Subsidiaries will pay their trade creditors and holders of their debt and other obligations before they will be able to distribute any of their assets to Issuer.
As of the date of this prospectus, all of Issuer’s Subsidiaries other than certain special purpose entities are “Restricted Subsidiaries.” However, under the circumstances described below under the caption “—Certain Covenants—Designation of Restricted and Unrestricted Subsidiaries,” Issuer will be permitted to designate certain of its Subsidiaries as “Unrestricted Subsidiaries.” Issuer’s Unrestricted Subsidiaries will not be subject to many of the restrictive covenants in the indenture. Issuer’s Unrestricted Subsidiaries will not guarantee the notes.

Except as otherwise provided in the following paragraph, a Guarantor of the notes of any series (other than Parent) may not sell or otherwise dispose of all or substantially all of its assets to, or consolidate with or merge with or into (whether or not such Guarantor is the surviving Person) another Person, other than Issuer or another Guarantor, unless:
(1)	immediately after giving effect to that transaction, no Default or Event of Default exists in respect of the notes of such series; and
(2)	either:
(a)
subject to the following paragraph and if it is not already a Guarantor of the notes of such series, the Person acquiring the property in any such sale or disposition or the Person formed by or surviving any such consolidation or merger assumes all the obligations of that Guarantor under the indenture and its Note Guarantee of the notes of such series pursuant to a supplemental indenture; or

(b)
such sale or other disposition complies with the “Asset Sale” provisions of the indenture (it being understood that only such portion of the Net Proceeds as is or is required to be applied on or before the date of such release in accordance with the terms of the indenture needs to be so applied).

The Note Guarantee of a Guarantor will be released in respect of the notes of any series:
(1)
only in the case of a Subsidiary Guarantor, in connection with any sale or other disposition of all or substantially all of the assets of that Subsidiary Guarantor (including by way of merger or consolidation) to a Person that is not (either before or after giving effect to such transaction) Issuer or a Restricted Subsidiary of Issuer, if the sale or other disposition is not prohibited by the “Asset Sale” provisions of the indenture;

(2)
only in the case of a Subsidiary Guarantor, in connection with any issuance, sale or other disposition of Capital Stock of that Subsidiary Guarantor to a Person that is not (either before or after giving effect to such transaction) Issuer or a Restricted Subsidiary of Issuer, if the issuance, sale or other disposition does not violate the “Asset Sale” or “Restricted Investment” provisions of the indenture, and the Subsidiary Guarantor ceases to be a Wholly-Owned Subsidiary of Issuer as a result of such sale or other disposition and does not guarantee any Specified Issuer Indebtedness;

(3)
if such Guarantor (other than Parent) ceases to guarantee any Specified Issuer Indebtedness and such Guarantor would not otherwise be required to guarantee the series of notes pursuant to the covenant described below under the caption “—Certain Covenants—Additional Note Guarantees”;

(4)	if Issuer designates any Restricted Subsidiary that is a Guarantor to be an Unrestricted Subsidiary in accordance with the applicable provisions of the indenture;
(5)
upon the legal defeasance, covenant defeasance, or satisfaction and discharge of the indenture as provided below under the captions “—Legal Defeasance and Covenant Defeasance” and “—Satisfaction and Discharge”;

(6)	upon the liquidation or dissolution of such Guarantor (other than Parent) provided no Default or Event of Default has occurred that is continuing; or
(7)
if such Guarantor becomes an Immaterial Subsidiary and such Guarantor would not otherwise be required to guarantee the series of notes pursuant to the covenant described below under the caption “—Certain Covenants—Additional Note Guarantees.”

See “—Repurchase at the Option of Holders—Asset Sales” below.
Principal, Maturity and Interest
Issuer may issue additional notes of any series from time to time, and such additional notes of such series may be issued under the base indenture as supplemented either by the supplemental indenture for such series of notes or one or more other supplemental indentures. Any issuance of additional notes is subject to all of the covenants in the indenture, including the covenant described below under the caption “—Certain Covenants—Incurrence of Indebtedness and Issuance of Disqualified Stock and Preferred Stock.” The notes of any series and any additional notes of such series subsequently issued will be treated as a single series for all purposes under the indenture, including, without limitation, waivers, amendments, redemptions and offers to purchase.

Issuer issued the notes in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. The 2026 notes will mature on February 1, 2026 and the 2028 notes will mature on February 1, 2028.
Interest on the 2026 notes accrues at the rate of 4.500% per annum and interest on the 2028 notes accrues at the rate of 4.750% per annum, and interest on each series of notes is payable semiannually in arrears on February 1 and August 1. Issuer will make each interest payment to the holders of record on the immediately preceding January 15 and July 15.
Interest on the notes accrues from the date of original issuance or, if interest has already been paid, from the date it was most recently paid. Interest is computed on the basis of a 360-day year comprised of twelve 30-day months. If an interest payment date or the maturity date falls on a day that is not a Business Day, the related payment of principal or interest will be made on the next succeeding Business Day as if made on the date the payment was due, and no interest shall accrue for the intervening period.
Payments of principal of and interest on the notes issued in book-entry form or definitive form, if any, will be made as described below under the caption “—Methods of Receiving Payments on the Notes.”
The notes were initially evidenced by one or more definitive notes. Prior to the offer and sale of the notes under this prospectus, we anticipate that the notes will be evidenced by one or more global notes deposited with a custodian for, and registered in the name of, Cede & Co., as nominee of The Depository Trust Company (“DTC”). Except as described below, beneficial interests in the global notes will be shown on, and transfers thereof will be effected only through, records maintained by DTC and its direct and indirect participants. We do not intend to apply for the notes to be listed on any securities exchange or to arrange for the notes to be quoted on any automated dealer quotation system.
Methods of Receiving Payments on the Notes
If a holder of a definitive note has given wire transfer instructions to Issuer and Issuer is the paying agent, Issuer will pay all principal, interest and premium, if any, on that holder’s notes in accordance with those instructions until given written notice to the contrary. All other payments on the notes will be made at the Corporate Trust Office of the Trustee, unless Issuer elects to make interest payments by checks mailed to the noteholders at their address set forth in the books and records of the registrar.
Paying Agent and Registrar for the Notes
The trustee will initially act as paying agent and registrar. Issuer may change the paying agent or registrar without prior notice to the holders of the notes, and Issuer or any of its Subsidiaries may act as paying agent or registrar.
Transfer and Exchange
Except as set forth below, the global notes may be transferred, in whole and not in part, only to another nominee of DTC or to a successor of DTC or its nominee, as described below under the caption “—Book-entry, Delivery and Form.”
A holder of a definitive note may transfer or exchange notes in accordance with the provisions of the indenture. The registrar and the trustee may require a holder, among other things, to furnish appropriate endorsements and transfer documents in connection with a transfer of notes. Holders will be required to pay all taxes relating to, arising out of, or in connection with such transfer. Issuer will not be required to transfer or exchange any note selected for redemption. Also, Issuer will not be required to transfer or exchange any note for a period of 15 days before a selection of notes to be redeemed.
Optional Redemption
2026 Notes
At any time prior to February 1, 2021, Issuer may on any one or more occasions redeem up to 40% of the aggregate principal amount of the 2026 notes issued under the applicable indenture, upon not less than 10 nor more than 60 days’ notice, at a redemption price equal to 104.500% of the principal amount of 2026 notes redeemed plus accrued and unpaid interest, if any, thereon to, but not including, the applicable redemption date, subject to the rights of holders of 2026 notes on the relevant record date to receive interest due on the relevant interest payment date for periods prior to such redemption date, with an amount equal to the net cash proceeds of one or more sales of Equity Interests (other than Disqualified Stock) of Issuer or contributions to Issuer’s common equity capital made with an amount equal to the net cash proceeds of one or more sales of Equity Interests (other than Disqualified Stock) of Parent; provided that:
•
at least 50% of the aggregate principal amount of the 2026 notes issued under the applicable indenture (excluding 2026 notes held by Issuer and its Subsidiaries) remains outstanding immediately after the occurrence of such redemption; and

•
the redemption occurs within 180 days of the date of the closing of such sale of Equity Interests by Issuer or the date of contribution to Issuer’s common equity capital made with an amount equal to the net cash proceeds of one or more sales of Equity Interests of Parent.

On or after February 1, 2021, Issuer may redeem all or a part of the 2026 notes, upon not less than 10 nor more than 60 days’ notice, at the redemption prices (expressed as percentages of the principal amount of 2026 notes redeemed) set forth below plus accrued and unpaid interest, if any, on the 2026 notes redeemed to, but not including, the applicable redemption date, if redeemed during the twelve month period beginning on February 1 of the years indicated below, subject to the rights of holders of 2026 notes on the relevant record date to receive interest due on the relevant interest payment date for periods prior to such redemption date:
Year	Percentage
2021	102.250%
2022	101.125%
2023 and thereafter	100.000%
At any time prior to February 1, 2021, Issuer may also redeem all or a part of the 2026 notes, upon not less than 10 nor more than 60 days’ notice, at a redemption price equal to 100% of the principal amount of 2026 notes redeemed plus the Applicable Premium for the 2026 notes as of, and accrued and unpaid interest, if any, to, but not including, the redemption date, subject to the rights of holders of 2026 notes on the relevant record date to receive interest due on the relevant interest payment date for periods prior to such redemption date.
Unless Issuer defaults in the payment of the redemption price, interest will cease to accrue on the 2026 notes or portions thereof called for redemption on the redemption date.
2028 Notes
At any time prior to February 1, 2021, Issuer may on any one or more occasions redeem up to 40% of the aggregate principal amount of the 2028 notes issued under the applicable indenture, upon not less than 10 nor more than 60 days’ notice, at a redemption price equal to 104.750% of the principal amount of 2028 notes redeemed plus accrued and unpaid interest, if any, thereon to, but not including, the applicable redemption date, subject to the rights of holders of 2028 notes on the relevant record date to receive interest due on the relevant interest payment date for periods prior to such redemption date, with an amount equal to the net cash proceeds of one or more sales of Equity Interests (other than Disqualified Stock) of Issuer or contributions to Issuer’s common equity capital made with an amount equal to the net cash proceeds of one or more sales of Equity Interests (other than Disqualified Stock) of Parent; provided that:
•
at least 50% of the aggregate principal amount of the 2028 notes issued under the applicable indenture (excluding 2028 notes held by Issuer and its Subsidiaries) remains outstanding immediately after the occurrence of such redemption; and

•
the redemption occurs within 180 days of the date of the closing of such sale of Equity Interests by Issuer or the date of contribution to Issuer’s common equity capital made with an amount equal to the net cash proceeds of one or more sales of Equity Interests of Parent.

On or after February 1, 2023, Issuer may redeem all or a part of the 2028 notes, upon not less than 10 nor more than 60 days’ notice, at the redemption prices (expressed as percentages of the principal amount of 2028 notes redeemed) set forth below plus accrued and unpaid interest, if any, on the 2028 notes redeemed to, but, not including, the applicable redemption date, if redeemed during the twelve month period beginning on February 1 of the years indicated below, subject to the rights of holders of 2028 notes on the relevant record date to receive interest on the relevant interest payment date for periods prior to such redemption date:
Year	Percentage
2023	102.375%
2024	101.583%
2025	100.792%
2026 and thereafter	100.000%
At any time prior to February 1, 2023, Issuer may also redeem all or a part of the 2028 notes, upon not less than 10 nor more than 60 days’ notice, at a redemption price equal to 100% of the principal amount of 2028 notes redeemed plus the Applicable Premium for the 2028 notes as of, and accrued and unpaid interest, if any, to, but not including, the redemption date, subject to the rights of holders of 2028 notes on the relevant record date to receive interest due on the relevant interest payment date for periods prior to such redemption date.
Unless Issuer defaults in the payment of the redemption price, interest will cease to accrue on the 2028 notes or portions thereof called for redemption on the redemption date.
Mandatory Redemption
Issuer is not required to make mandatory redemption or sinking fund payments with respect to the notes.
Repurchase at the Option of Holders
Change of Control Triggering Event
If a Change of Control Triggering Event occurs with respect to any series of notes, each holder of notes of such series will have the right to require Issuer to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of that holder’s notes of such series pursuant to a Change of Control Offer on the terms set forth in the indenture. In the Change of Control Offer, Issuer will offer a Change of Control Payment in cash equal to 101% of the aggregate principal amount of notes repurchased plus accrued and unpaid interest, if any, on the notes repurchased to, but not including, the date of purchase, subject to the rights of holders of notes on the relevant record date to receive interest due on the relevant interest payment date for periods prior to such repurchase date (the “Change of Control Payment”). Within 30 days following any Change of Control Triggering Event, Issuer will send a notice (the “Change of Control Offer”) to each holder of notes to which such Change of Control Triggering Event applies and the trustee describing the transaction or transactions and identify the ratings decline that together constitute the Change of Control Triggering Event and offering to repurchase the notes of such series on the Change of Control Payment Date specified in the notice, which date will be no earlier than 10 days and no later than 60 days from the date such notice is sent (the “Change of Control Payment Date”), pursuant to the procedures required by the indenture and described in such notice. Issuer will comply with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Triggering Event provisions of the indenture, or compliance with the Change of Control Triggering Event provisions of the indenture would constitute a violation of any such laws or regulations, Issuer will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control Triggering Event provisions of the indenture by virtue of such compliance. In connection with the tender of any notes with respect to a Change of Control Triggering Event, the tendering holder shall provide good title to the notes, free and clear of all liens and encumbrances, and shall represent and warrant that such holder is presenting good title, free and clear of all liens and encumbrances, and such other representations and warranties as are customary.

On the Change of Control Payment Date, Issuer will, to the extent lawful:
(1)	accept for payment all notes or portions of notes properly tendered pursuant to the Change of Control Offer;
(2)	deposit with the paying agent an amount equal to the Change of Control Payment in respect of all notes or portions of notes properly tendered; and
(3)
deliver or cause to be delivered to the paying agent the notes properly accepted together with an officers’ certificate stating the aggregate principal amount of notes or portions of notes being purchased by Issuer.

The paying agent will promptly make payment, to each holder of notes properly tendered, of the Change of Control Payment for such notes, and the trustee will promptly authenticate and mail (or cause to be transferred by book entry) to each holder, a new note equal in principal amount to any unpurchased portion of the notes surrendered, if any; provided that each new note will be in a principal amount of $2,000 or an integral multiple of $1,000 in excess thereof. Issuer will publicly announce the results of the Change of Control Offer on or as soon as practicable after the Change of Control Payment Date.
The provisions described above that require Issuer to make a Change of Control Offer following a Change of Control Triggering Event will be applicable whether or not any other provisions of the indenture are applicable. Except as described above with respect to a Change of Control Triggering Event, the indenture does not contain provisions that permit the holders of the notes to require, or otherwise provide, that Issuer repurchase or redeem the notes in the event of a takeover, recapitalization or similar transaction.
Notwithstanding the foregoing, Issuer will not be required to make a Change of Control Offer with respect to any series of the notes upon a Change of Control Triggering Event if (1) a third party makes the Change of Control Offer for such series of notes in the manner, at the times and otherwise in compliance with the requirements set forth in the indenture applicable to a Change of Control Offer made by Issuer and purchases all notes of such series properly tendered and not withdrawn under the Change of Control Offer, or (2) notice of redemption with respect to such series has been given pursuant to the indenture as described above under the caption “—Optional Redemption,” unless and until there is a default in payment of the applicable redemption price.
A Change of Control Offer may be made in advance of a Change of Control Triggering Event, and conditioned upon such Change of Control Triggering Event, if a definitive agreement has been executed for a transaction that would constitute a Change of Control at the time of making of the Change of Control Offer.
In the event that holders of not less than 90% of the aggregate principal amount of the outstanding notes of a series accept a Change of Control Offer and Issuer purchases all of the notes of such series held by such holders, Issuer will have the right, upon not less than 10 nor more than 60 days’ notice (in the case of redemptions upon less than 30 days’ notice, subject to the ability of DTC to process such redemption on the date specified in such notice), given not more than 30 days following the purchase pursuant to the Change of Control Offer described above, to redeem all of the notes of such series that remain outstanding following such purchase at a redemption price equal to the Change of Control Payment plus, to the extent not included in the Change of Control Payment, accrued and unpaid interest, if any, on the notes of such series that remain outstanding, to, but not including, the date of redemption (subject to the right of holders of record on the relevant record date to receive interest due on an interest payment date that is on or prior to the redemption date).
The definition of Change of Control includes a phrase relating to the direct or indirect sale, lease, transfer, conveyance or other disposition of “all or substantially all” of the properties or assets of Issuer and its Restricted Subsidiaries taken as a whole. Although there is a limited body of case law interpreting the phrase “substantially all,” there is no precise established definition of the phrase under applicable law. Accordingly, the ability of a holder of notes to require Issuer to repurchase its notes as a result of a sale, lease, transfer, conveyance or other disposition of less than all of the assets of Issuer and its Restricted Subsidiaries taken as a whole to another Person or group may be uncertain.
Asset Sales
Issuer will not, and will not permit any of its Restricted Subsidiaries to, consummate an Asset Sale unless:
(1)
Issuer (or the Restricted Subsidiary, as the case may be) receives consideration at the time of the Asset Sale at least equal to the Fair Market Value of the assets or Equity Interests issued or sold or otherwise disposed of; and

(2)
at least 75% of the consideration received by Issuer or such Restricted Subsidiary in the Asset Sale and all other Asset Sales since the Closing Date is in the form of cash, Cash Equivalents or Replacement Assets or a combination thereof. For purposes of this provision, each of the following will be deemed to be cash:

(a)
any liabilities, as shown on Issuer’s most recent consolidated balance sheet (or as would be shown on Issuer’s consolidated balance sheet as of the date of such Asset Sale), of Issuer or any Restricted Subsidiary (other than contingent liabilities and liabilities that are by their terms subordinated to the notes or any Note Guarantee) that are assumed by the transferee of any such assets pursuant to a novation agreement that releases Issuer or such Restricted Subsidiary from further liability;

(b)
any securities, notes or other obligations received by Issuer, or any such Restricted Subsidiary, from such transferee that are converted by Issuer or such Restricted Subsidiary into cash, Cash Equivalents or Replacement Assets within 90 days after such Asset Sale, to the extent of the cash, Cash Equivalents or Replacement Assets received in that conversion;

(c)
consideration consisting of Indebtedness of Issuer or a Restricted Subsidiary (other than Subordinated Indebtedness) received after the Series Issue Date from Persons who are not Issuer or any Restricted Subsidiary; and

(d)
any Designated Non-cash Consideration received by Issuer or any Restricted Subsidiary in such Asset Sale having an aggregate Fair Market Value (as determined in good faith by Issuer), taken together with all other Designated Non-cash Consideration received pursuant to this clause (d) that is at any time outstanding, not to exceed 5% of Issuer’s Total Assets (with the Fair Market Value of each item of Designated Non-cash Consideration being measured at the time received and without giving effect to subsequent changes in value).

Notwithstanding the foregoing, the 75% limitation referred to above shall be deemed satisfied with respect to any Asset Sale in which the cash, Cash Equivalents or Replacement Assets portion of the consideration received therefrom, determined in accordance with the foregoing provision on an after-tax basis, is equal to or greater than what the after-tax proceeds would have been had such Asset Sale complied with the aforementioned 75% limitation.
Within 365 days after the receipt of any Net Proceeds from an Asset Sale, Issuer or a Restricted Subsidiary may apply an amount equal to such Net Proceeds:
(1)	to purchase Replacement Assets;
(2)
to prepay, repay, defease, redeem, purchase or otherwise retire Indebtedness and other Obligations under a Credit Facility or Indebtedness secured by property that is subject to such Asset Sale and, if the Indebtedness repaid is revolving credit Indebtedness, to correspondingly reduce commitments with respect thereto;

(3)
to prepay, repay, defease, redeem, purchase or otherwise retire Obligations under Indebtedness that is not Subordinated Indebtedness other than the Indebtedness described in clause (2) above (and, if the Indebtedness repaid is revolving credit Indebtedness, to correspondingly reduce commitments with respect thereto); provided that Issuer shall equally and ratably prepay, repay, defease, redeem, purchase or otherwise retire (or offer to prepay, repay, defease, redeem, purchase or otherwise retire, as applicable) Obligations under the notes on a pro rata basis for no less than 100% of the principal amount thereof plus accrued and unpaid interest, if any, thereon to, but not including, the applicable redemption date; or

(4)
if the assets subject to such Asset Sale are the property or assets of a Restricted Subsidiary that is not a Guarantor, to prepay, repay, defease, redeem, purchase or otherwise retire Indebtedness of such Restricted Subsidiary or Indebtedness of any other Restricted Subsidiary that is not a Guarantor, other than Indebtedness owed to Issuer or any Restricted Subsidiary.

Notwithstanding the foregoing, if within 365 days after the receipt of any Net Proceeds from an Asset Sale, Issuer or a Restricted Subsidiary enters into a binding written agreement committing Issuer or such Restricted Subsidiary, subject to customary conditions, to an application of funds of the kind described in clause (1) above, Issuer or such Restricted Subsidiary shall be deemed not to be in violation of the preceding paragraph so long as such application of funds is consummated within 545 days of the receipt of such Net Proceeds.

Pending the final application of any Net Proceeds of an Asset Sale, Issuer may temporarily reduce revolving credit borrowings or otherwise use the Net Proceeds in any manner that is not prohibited by the indenture.
An amount equal to any Net Proceeds from Asset Sales that are not applied or invested as provided in the third paragraph of this covenant will constitute “Excess Proceeds.” When the aggregate amount of Excess Proceeds exceeds $100.0 million, within 20 days thereof, Issuer shall apply the entire aggregate amount of unutilized Excess Proceeds (not only the amount in excess of $100.0 million) to make an offer (an “Asset Sale Offer”) to all holders of notes and all holders of other Indebtedness that is pari passu with the notes containing provisions requiring Issuer to make an offer to purchase or redeem with the proceeds of sales of assets to purchase the maximum principal amount of notes and purchase or redeem such other pari passu Indebtedness that may be purchased or redeemed out of the Excess Proceeds. The offer price in any Asset Sale Offer will be equal to 100% of the principal amount of the notes and such other pari passu Indebtedness that may be purchased or redeemed with Excess Proceeds, plus accrued and unpaid interest, if any, to, but not including, the date of consummation of the purchase, and will be payable in cash. If any Excess Proceeds remain after consummation of an Asset Sale Offer, Issuer and its Restricted Subsidiaries may use those Excess Proceeds for any purpose not otherwise prohibited by the indenture. If the aggregate principal amount of notes and other pari passu Indebtedness tendered in response to such Asset Sale Offer exceeds the amount of Excess Proceeds, the trustee shall select the notes and Issuer will select such other pari passu Indebtedness to be purchased or redeemed on a pro rata basis unless otherwise required by law or applicable stock exchange or depositary requirements. Upon completion of each Asset Sale Offer, the amount of Excess Proceeds will be reset at zero.
Issuer will comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with each repurchase of notes pursuant to an Asset Sale Offer. To the extent that the provisions of any securities laws or regulations conflict with the Asset Sale provisions of the indenture, or compliance with the Asset Sale provisions of the indenture would constitute a violation of any such laws or regulations, Issuer will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Asset Sale provisions of the indenture by virtue of such compliance.
The agreements governing Issuer’s other Indebtedness contain, and future agreements may contain, prohibitions of certain events, including events that would constitute a Change of Control or an Asset Sale and may prohibit repurchases of or other prepayments in respect of the notes. The exercise by the holders of the notes of their right to require Issuer to repurchase the notes upon a Change of Control Triggering Event or an Asset Sale could cause a default under these other agreements, even if the Change of Control Triggering Event or Asset Sale itself does not, due to the financial effect of such repurchases or other prepayments on Issuer. In the event a Change of Control Triggering Event or Asset Sale occurs at a time when Issuer is prohibited from purchasing notes, Issuer could seek the consent of the holders of such Indebtedness to the purchase of notes or could attempt to refinance the borrowings that contain such prohibition. If Issuer does not obtain a consent or repay those borrowings, Issuer will remain prohibited from purchasing notes. In that case, Issuer’s failure to purchase tendered notes would constitute an Event of Default under the applicable indenture that could, in turn, constitute a default under the other Indebtedness. Finally, Issuer’s ability to pay cash to the holders of notes upon a repurchase may be limited by Issuer’s then existing financial resources.
Selection and Notice
If less than all of the notes of a series are to be redeemed, the trustee will select notes of such series for redemption on a pro rata basis unless otherwise required by law or applicable stock exchange or depositary requirements.
No notes of $2,000 or less can be redeemed in part. Notices of redemption will be sent electronically or mailed by first class mail at least 10 but not more than 60 days before the redemption date to each holder of notes to be redeemed at its registered address, except that redemption notices may be sent more than 60 days prior to a redemption date if the notice is issued in connection with a defeasance of the notes of a series or a satisfaction and discharge of the indenture with respect to such series. Except as otherwise set forth in the provisions described under the caption “—Repurchase at the Option of Holders—Change of Control Triggering Event,” any such notice of redemption may, at Issuer’s discretion, state that such redemption is subject to one or more conditions precedent. In addition, if such redemption or notice is subject to satisfaction of one or more conditions precedent, such notice shall state that, in Issuer’s discretion, the redemption date may be delayed until such time as any or all such conditions shall be satisfied (or waived by Issuer in its sole discretion), or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied (or waived by Issuer in its sole discretion) by the redemption date (whether the original redemption date or the redemption date so delayed).
If any note is to be redeemed in part only, the notice of redemption that relates to that note will state the portion of the principal amount of that note that is to be redeemed. If in definitive form a new note in principal amount equal to the unredeemed portion of the original note will be issued in the name of the holder of notes upon cancellation of the original note. Except to the extent that a notice of redemption is conditional as permitted in the provisions described under the caption “—Repurchase at the Option of Holders—Change of Control Triggering Event,” notes called for redemption become due on the date fixed for redemption. On and after the redemption date, interest ceases to accrue on notes or portions of notes called for redemption.
Certain Covenants
Changes in Covenants When Notes Rated Investment Grade
If on any date following the Series Issue Date with respect to a series of notes:
(1)	the notes of such series are rated Investment Grade by two out of the three Rating Agencies; and
(2)
no Default or Event of Default shall have occurred and be continuing with respect to the notes of such series (other than with respect to the covenants specifically listed under the following captions), then, beginning on that day, the covenants specifically listed under the following captions in this prospectus will cease to apply to such series of notes and will not be later reinstated even if the ratings of the notes of such series should subsequently decline:
(1)	“—Repurchase at the Option of Holders—Asset Sales”;
(2)	“—Restricted Payments”;
(3)	“—Incurrence of Indebtedness and Issuance of Disqualified Stock and Preferred Stock”;
(4)	“—Dividend and Other Payment Restrictions Affecting Subsidiaries”;
(5)	“—Transactions with Affiliates”;
(6)	“—Designation of Restricted and Unrestricted Subsidiaries”; and
(7)
clauses (3) (to the extent that a Default or Event of Default exists by reason of one or more of the covenants specifically listed in this paragraph) and (4) of the covenant described below under the caption “—Merger, Consolidation or Sale of Assets.”

There can be no assurance that the notes of any series will ever achieve an Investment Grade rating.
Restricted Payments
Issuer will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly:
(1)
declare or pay (without duplication) any dividend, or make any other payment or distribution, on account of Issuer’s or any of its Restricted Subsidiaries’ Equity Interests (including any payment in connection with any merger or consolidation involving Issuer or any of its Restricted Subsidiaries) or to the direct or indirect holders of Issuer’s or any of its Restricted Subsidiaries’ Equity Interests in their capacity as such (other than dividends or distributions payable in Equity Interests (other than Disqualified Stock) of Issuer and other than dividends or distributions payable to Issuer or a Restricted Subsidiary of Issuer);

(2)
purchase, redeem or otherwise acquire or retire for value (including in connection with any merger or consolidation involving Issuer) any Equity Interests of Issuer or any direct or indirect parent of Issuer;

(3)
make any payment on or with respect to, or purchase, redeem, defease or otherwise acquire or retire for value any Subordinated Indebtedness (excluding any intercompany Indebtedness between or among Issuer and any of its Restricted Subsidiaries), except a payment of interest or principal at the Stated Maturity thereof; or

(4)	make any Restricted Investment (all such payments and other actions set forth in clauses (1) through (4) above being collectively referred as “Restricted Payments”),

unless, at the time of and after giving effect to such Restricted Payment:
(a)	no Default or Event of Default has occurred and is continuing or would occur as a consequence of such Restricted Payment;
(b)
Issuer would, at the time of such Restricted Payment and after giving pro forma effect thereto as if such Restricted Payment had been made at the beginning of the applicable four-quarter period, have been permitted to incur at least $1.00 of additional Indebtedness pursuant to the Debt to Cash Flow Ratio test set forth in the first paragraph of the covenant described below under the caption “—Incurrence of Indebtedness and Issuance of Disqualified Stock and Preferred Stock”; and

(c)
such Restricted Payment, together with the aggregate amount of all other Restricted Payments made by Issuer and its Restricted Subsidiaries since the Closing Date (excluding Restricted Payments permitted by clauses (2), (3), (4), (5), (6), (7), (8), (9), (11), (12), (13), (14), (15), (16) and (17) of the next succeeding paragraph), is less than the sum, without duplication, of:

(i)
100% of Issuer’s Consolidated Cash Flow for the period (taken as one accounting period) from and after the Closing Date to the end of Issuer’s most recently ended fiscal quarter for which internal financial statements are available at the time of such Restricted Payment, less the product of 1.4 times Issuer’s Consolidated Interest Expense for the same period; plus

(ii)
100% of the aggregate net cash proceeds, and the Fair Market Value of any property other than cash, in each case received by Issuer after the Closing Date as a contribution to its common equity capital (other than any such contribution resulting, or deemed to result, from the MetroPCS Merger) or from the issue or sale of Equity Interests of Issuer (other than Disqualified Stock) or from the issue or sale of convertible or exchangeable Disqualified Stock or convertible or exchangeable debt securities of Issuer that have been converted into or exchanged for such Equity Interests (other than Equity Interests (or Disqualified Stock or debt securities) sold to a Subsidiary of Issuer); plus

(iii)
to the extent that any Restricted Investment that was made after the Closing Date, or, that any Restricted Investment that was made by MetroPCS Wireless, Inc. or any of its Restricted Subsidiaries after November 3, 2006 and prior to the Closing Date (provided that, and solely to the extent that, such Restricted Investment, at the time made, reduced the amount that would be calculated pursuant to clause (vii) below), is sold for cash or Cash Equivalents, or otherwise is liquidated or repaid for cash or Cash Equivalents, an amount equal to such cash and Cash Equivalents; plus

(iv)
to the extent that any Unrestricted Subsidiary of Issuer designated as such after the Closing Date is redesignated as a Restricted Subsidiary after the Closing Date, the Fair Market Value of Issuer’s Investment in such Subsidiary as of the date of such redesignation; other than to the extent such Investment constituted a Permitted Investment; plus

(v)
100% of any cash dividends or cash distributions, and the Fair Market Value of any property other than cash, in each case actually received directly or indirectly by Issuer or a Restricted Subsidiary of Issuer that is a Guarantor after the Closing Date from an Unrestricted Subsidiary of Issuer, in each case, to the extent that such dividends, cash distributions or other property were not otherwise included in the Consolidated Net Income of Issuer for such period and other than to the extent such Investment constituted a Permitted Investment; minus

(vi)
the aggregate amount of any Net Equity Proceeds taken into account for purposes of incurring Indebtedness pursuant to clause (14) the definition of “Permitted Debt” set forth below under the caption “—Incurrence of Indebtedness and Issuance of Disqualified Stock and Preferred Stock,” after the Closing Date; plus

(vii)
the amount that would be calculated immediately prior to the consummation of the MetroPCS Merger on the Closing Date pursuant to clause (3) of the second paragraph of Section 4.07(a) of the September 2010 Senior Notes Indenture, as in effect immediately prior to the effectiveness of the December 2012 Sixth Supplemental Indenture (provided that any calculation of cumulative Consolidated Cash Flow and Consolidated Interest Expense in subclause (A) of such clause

(3) shall include (x) Issuer’s last fiscal quarter ending prior to the Closing Date, and (y) the period from the beginning of Issuer’s fiscal quarter during which the Closing Date occurs to the Closing Date, in each case, if internal financial statements are available for such period at the time of calculation, even if they are not available immediately prior to the consummation of the MetroPCS Merger on the Closing Date).
As of June 30, 2020, the amount calculated pursuant to clause (c)(i)-(vii) above (the “RP Basket”), was approximately $102.9 billion.
The preceding provisions will not prohibit:
(1)
the payment of any dividend or the consummation of any irrevocable redemption within 60 days after the date of declaration of the dividend or giving of the redemption notice, as the case may be, if at the date of declaration or notice, the dividend or redemption payment would have complied with the provisions of the indenture;

(2)
the making of any Restricted Payment in exchange for, or out of the net cash proceeds of the substantially concurrent sale (other than to a Subsidiary of Issuer) of, Equity Interests of Issuer (other than Disqualified Stock) or from the substantially concurrent contribution of common equity capital to Issuer; provided that the amount of any such net cash proceeds that are utilized for any such Restricted Payment will be excluded from clause (3)(b) of the preceding paragraph; provided, further, that any Net Equity Proceeds (x) used for making a Restricted Investment pursuant to clause (10) of this paragraph or (y) taken into account for purposes of incurring Indebtedness pursuant to clause (14) of the definition of “Permitted Debt” set forth below under the caption “—Incurrence of Indebtedness and Issuance of Disqualified Stock and Preferred Stock,” may not also be used to make a Restricted Payment pursuant to this clause (2);

(3)
the repurchase, redemption, defeasance or other acquisition or retirement for value of Subordinated Indebtedness of Issuer or any Subsidiary Guarantor with the net cash proceeds from a substantially concurrent incurrence of Permitted Refinancing Indebtedness;

(4)
the payment of any dividend (or, in the case of any partnership or limited liability company, any similar distribution) by a Restricted Subsidiary of Issuer to the holders of its Equity Interests on a pro rata basis;

(5)
the repurchase, redemption or other acquisition or retirement for value of any Equity Interests of Parent, Issuer, any Restricted Subsidiary of Issuer or any direct or indirect parent of Issuer held by any current or former officer, director, employee or consultant of Parent, Issuer or any of its Restricted Subsidiaries pursuant to any equity subscription agreement, stock option agreement, shareholders’ agreement or similar agreement; provided that the aggregate price paid for all such repurchased, redeemed, acquired or retired Equity Interests may not exceed an amount equal to $50.0 million in any fiscal year; provided, further, that such amount in any fiscal year may be increased by an amount equal to (a) the net cash proceeds contributed to Issuer from the sale of Equity Interests of Parent to current or former members of management, directors, consultants or employees that occurs after the Closing Date plus (b) the net cash proceeds of key man life insurance policies received by Parent or its Restricted Subsidiaries after the Closing Date; provided, further, that such amount in any fiscal year shall be reduced by the amount of Indebtedness incurred in such fiscal year pursuant to clause (21) of the second paragraph of the covenant described below under the caption “—Incurrence of Indebtedness and Issuance of Disqualified Stock and Preferred Stock”;

(6)
the repurchase, redemption or other acquisition or retirement of Equity Interests deemed to occur upon the exercise or exchange of stock options, warrants or other similar rights to the extent such Equity Interests represent a portion of the exercise or exchange price of those stock options, warrants or other similar rights, and the repurchase, redemption or other acquisition or retirement of Equity Interests made in lieu of withholding taxes resulting from the vesting, exercise or exchange of stock options, warrants or other similar rights;

(7)
the declaration and payment of regularly scheduled or accrued dividends to holders of any class or series of Disqualified Stock of Issuer or any Restricted Subsidiary of Issuer issued on or after the Closing Date in accordance with the Debt to Cash Flow Ratio test described below under the caption “—Incurrence of Indebtedness and Issuance of Disqualified Stock and Preferred Stock”;

(8)	Permitted Payments to Parent;
(9)
the repurchase, redemption or other acquisition or retirement for value of any Equity Interests of Parent to the extent necessary to comply with law or to prevent the loss or secure the renewal or reinstatement of any FCC License held by Issuer or any of its Subsidiaries;

(10)
Restricted Investments in an amount equal to 100% of the aggregate amount of any Net Equity Proceeds, less the aggregate amount of any Net Equity Proceeds (x) used for making a Restricted Payment pursuant to clause (2) of this paragraph or (y) taken into account for purposes of incurring Indebtedness pursuant to clause (14) of the definition of “Permitted Debt” set forth below under the caption “—Incurrence of Indebtedness and Issuance of Disqualified Stock and Preferred Stock”;

(11)	payments made to DT or its Subsidiaries from the proceeds of the Towers Transaction;
(12)
the repurchase, redemption or other acquisition or retirement for value of any Subordinated Indebtedness pursuant to the provisions similar to those described under the captions “—Repurchase at the Option of Holders—Change of Control Triggering Event” and “—Repurchase at the Option of Holders—Asset Sales”; provided that all notes tendered by the holders of the notes in connection with a Change of Control Offer or Asset Sale Offer, as applicable, have been repurchased, redeemed or otherwise acquired for value;

(13)	Restricted Payments in connection with the Cash Payment, as defined in the MetroPCS Business Combination Agreement;
(14)
the making of cash payments in connection with any conversion of Convertible Debt in an aggregate amount since the Closing Date not to exceed the sum of (a) the principal amount of such Convertible Debt plus (b) any payments received by Issuer or any of its Restricted Subsidiaries pursuant to the exercise, settlement or termination of any related Permitted Bond Hedge Transactions;

(15)
the distribution, as a dividend or otherwise, of shares of Capital Stock of, or Indebtedness owed to Issuer or a Restricted Subsidiary by, Unrestricted Subsidiaries (other than any Unrestricted Subsidiary whose principal assets consist of cash and Cash Equivalents to the extent such cash and Cash Equivalents were invested in a Permitted Investment);

(16)	other Restricted Payments in an aggregate amount since the Closing Date not to exceed the greater of (x) $375.0 million or (y) 6.0% of the Consolidated Cash Flow of Issuer; and
(17)
any Restricted Payment; provided that the Debt to Cash Flow Ratio calculated on a pro forma basis in the manner described in the definition of “Debt to Cash Flow Ratio” after giving effect to such Restricted Payment would be equal to or less than 3.00 to 1.00;

provided, however, that at the time of, and after giving effect to, any Restricted Payment permitted under clauses (16) or (17), no Default or Event of Default has occurred and is continuing or would be caused thereby.
For purposes of determining compliance with this “Restricted Payments” covenant, in the event that an Investment or Restricted Payment meets the criteria of more than one of the categories described in clauses (1) through (17) above or one or more of the exceptions contained in the definition of “Permitted Investments”, Issuer will be permitted to classify all or a portion of such Investment or Restricted Payment on the date of its occurrence, or later reclassify all or a portion of such Investment or Restricted Payment, in any manner that complies with this covenant.
The amount of all Restricted Payments (other than cash) will be the Fair Market Value on the date of the Restricted Payment of the asset(s) or securities proposed to be transferred or issued by Issuer or such Restricted Subsidiary, as the case may be, pursuant to the Restricted Payment.
Incurrence of Indebtedness and Issuance of Disqualified Stock and Preferred Stock
Issuer will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, create, incur, issue, assume, guarantee or otherwise become directly or indirectly liable, contingently or otherwise, with respect to (collectively, “incur”) any Indebtedness (including Acquired Debt), and Issuer will not issue any Disqualified Stock and will not permit any of its Restricted Subsidiaries to issue any shares of Preferred Stock; provided, however, that Issuer may incur Indebtedness (including Acquired Debt) or issue Disqualified Stock and the Subsidiary Guarantors may incur Indebtedness (including Acquired Debt) or issue Preferred Stock, if the Debt to Cash Flow Ratio for

Issuer’s most recently ended four full fiscal quarters for which internal financial statements are available immediately preceding the date on which such additional Indebtedness is incurred or such Disqualified Stock or such Preferred Stock is issued, as the case may be, would have been no greater than 6.00 to 1.00, determined on a pro forma basis (including a pro forma application of the net proceeds therefrom), as if the additional Indebtedness had been incurred or the Disqualified Stock or the Preferred Stock had been issued, as the case may be, at the beginning of such four-quarter period.
The first paragraph of this covenant will not prohibit the incurrence of any of the following items of Indebtedness (collectively, “Permitted Debt”), nor will it prohibit Issuer from issuing the following types of Disqualified Stock or Issuer’s Restricted Subsidiaries from issuing the following types of Preferred Stock:
(1)
the incurrence by Issuer and any Subsidiary Guarantor of (a) additional Indebtedness under Credit Facilities, provided that giving effect to such incurrence, the aggregate principal amount (with letters of credit being deemed to have a principal amount equal to the maximum potential liability of Issuer and its Restricted Subsidiaries thereunder) of all Indebtedness under Credit Facilities then outstanding under this paragraph (1), together with any Indebtedness incurred pursuant to the following clause (b), does not exceed the greater of (x) $9.0 billion and (y) an amount such that, upon the incurrence of Indebtedness under this clause (1), the Secured Debt to Cash Flow Ratio of Issuer and its Subsidiaries for the most recently ended four full fiscal quarters for which financial statements are available, calculated on a pro forma basis in the manner described in the definition of “Secured Debt to Cash Flow Ratio,” shall not exceed 2.00:1.00; provided that for purposes of determining the amount of Indebtedness that may be incurred under this clause (a)(y), all Indebtedness incurred under this clause (1) shall be treated as Consolidated Indebtedness that is secured by a Lien and (b) without duplication, all Indebtedness incurred to renew, refund, refinance, replace, defease or discharge any Indebtedness incurred pursuant to the foregoing clause (a); provided, however, that the maximum amount permitted under this clause (1) shall not be deemed to limit additional Indebtedness under the Credit Facilities to the extent that the incurrence of such additional Indebtedness is permitted pursuant to any of the other provisions of this covenant;

(2)	the incurrence by Issuer and its Restricted Subsidiaries of any Existing Indebtedness or any Series Issue Date Existing Indebtedness;
(3)	the incurrence by Issuer and the Subsidiary Guarantors of Indebtedness represented by the notes to be issued on the date of the supplemental indentures and the related Note Guarantees;
(4)
the incurrence by Issuer or any of its Restricted Subsidiaries of Indebtedness represented by Capital Lease Obligations, mortgage financings or purchase money obligations, in each case, incurred for the purpose of financing (whether prior to or within 270 days after) all or any part of the purchase price or cost of design, construction, installation or improvement of property, plant or equipment or the Capital Stock of any Person owning such assets used in the business of Issuer or any of its Restricted Subsidiaries, in an aggregate principal amount at any time outstanding, including all Permitted Refinancing Indebtedness incurred to renew, refund, refinance, replace, defease or discharge any Indebtedness incurred pursuant to this clause (4);

(5)
the incurrence by Issuer or any of its Restricted Subsidiaries of Permitted Refinancing Indebtedness in exchange for, or the net proceeds of which are used to renew, refund, refinance, replace, defease or discharge any Indebtedness (other than intercompany Indebtedness) that was permitted by the indenture to be incurred under the first paragraph of this covenant or clauses (2), (3), (4), (5), (13), (14), (15), (24) or (25) of this paragraph;

(6)
the incurrence by Issuer or any of its Restricted Subsidiaries of intercompany Indebtedness between or among Parent, Issuer and any of its Restricted Subsidiaries and any Guarantors; provided, however, that:

(a)
if Issuer or any Subsidiary Guarantor is the obligor on such Indebtedness and the payee is not Issuer or a Guarantor, such Indebtedness must be expressly subordinated to the prior payment in full in cash of all Obligations then due with respect to the notes, in the case of Issuer, or the Note Guarantee, in the case of a Subsidiary Guarantor; and

(b)
(i) any subsequent issuance or transfer of Equity Interests that results in any such Indebtedness being held by a Person other than Parent, Issuer or a Restricted Subsidiary of Issuer, or a Guarantor and

(ii) any sale or other transfer of any such Indebtedness to a Person that is not either Parent, Issuer or a Restricted Subsidiary of Issuer, or a Guarantor,
will be deemed, in each case, to constitute an incurrence of such Indebtedness by Issuer or such Restricted Subsidiary, as the case may be, that was not permitted by this clause (6);
(7)	the issuance by any of Issuer’s Restricted Subsidiaries to Issuer or to any of its Restricted Subsidiaries of shares of Preferred Stock; provided, however, that:
(a)
any subsequent issuance or transfer of Equity Interests that results in any such Preferred Stock being held by a Person other than Parent, Issuer or a Restricted Subsidiary of Issuer or a Guarantor; and

(b)
any sale or other transfer of any such Preferred Stock to a Person that is not either Parent, Issuer or a Restricted Subsidiary of Issuer, or a Guarantor, will be deemed, in each case, to constitute an issuance of such Preferred Stock by such Restricted Subsidiary that was not permitted by this clause (7);

(8)	the incurrence by Issuer or any of its Restricted Subsidiaries of Hedging Obligations (other than for speculative purposes);
(9)
the guarantee by Issuer or any of the Subsidiary Guarantors of Indebtedness of Issuer or a Restricted Subsidiary of Issuer that was permitted to be incurred by another provision of this covenant; provided that if the Indebtedness being guaranteed is subordinated to or pari passu with the notes, then the guarantee shall be subordinated or pari passu, as applicable, to the same extent as the Indebtedness guaranteed;

(10)
the incurrence by Issuer or any of its Restricted Subsidiaries of Indebtedness in respect of workers’ compensation claims, self-insurance obligations, bankers’ acceptances, deposits, performance bonds, completion bonds, bid bonds, appeal bonds and surety bonds, indemnity bonds, specific performance or injunctive relief bonds or similar bonds or obligations in the ordinary course of business, and any Guarantees or letters of credit functioning as or supporting any of the foregoing;

(11)
the incurrence by Issuer or any of its Restricted Subsidiaries of Indebtedness arising from (a) the honoring by a bank or other financial institution of a check, draft or similar instrument drawn against insufficient funds, so long as such Indebtedness is covered within five Business Days of notice to Issuer or any of its Restricted Subsidiaries, (b) in respect of netting, overdraft protection and other arrangement arising under standard business terms of any bank at which Issuer or any Restricted Subsidiary maintains an overdraft, cash pooling or other similar facility or arrangement or (c) in respect of the financing of insurance premiums in the ordinary course of business, provided that the aggregate principal amount of Indebtedness incurred pursuant to clauses (11)(b) and (c) shall not, at any time outstanding, exceed the greater of (x) $250.0 million and (y) 5.0% of the Consolidated Cash Flow of Issuer as of the time of such incurrence;

(12)	the incurrence by Issuer or any of its Restricted Subsidiaries of Indebtedness in respect of letters of credit required to be issued in connection with any Permitted Joint Venture Investment;
(13)
the incurrence by Issuer or any of its Restricted Subsidiaries of Indebtedness for relocation or clearing obligations relating to Issuer’s or any of its Restricted Subsidiary’s FCC Licenses in an aggregate principal amount (or accreted value, as applicable), including all Permitted Refinancing Indebtedness incurred to renew, refund, refinance, replace, defease or discharge any Indebtedness incurred pursuant to this clause (13), at any time outstanding not to exceed the greater of (x) $400.0 million and (y) 1.0% of Issuer’s Total Assets as of the time of such incurrence;

(14)	the incurrence by Issuer or any of its Restricted Subsidiaries of Contribution Indebtedness;
(15)
the incurrence by Issuer or any of its Restricted Subsidiaries of Indebtedness (including Acquired Debt or Indebtedness) used to finance an acquisition of or a merger with another Person, provided that, Issuer or the Person formed by or surviving any such consolidation or merger (if other than Issuer or a Restricted Subsidiary), on the date of such transaction after giving pro forma effect thereto and any related financing transactions as if the same had occurred at the beginning of the applicable four-quarter period, would either (a) be permitted to incur at least $1.00 of additional Indebtedness pursuant to the Debt to Cash Flow Ratio test set forth in the first paragraph of this covenant or (b) have a Debt to Cash Flow Ratio no greater than the Debt to Cash Flow Ratio of Issuer immediately prior to such transaction;

(16)
the incurrence by Issuer or any of its Restricted Subsidiaries of Indebtedness arising from agreements providing for indemnification, adjustment of purchase price or similar obligations, or Guarantees or letters of credit, surety bonds or performance bonds securing any obligations of Issuer or any of its Restricted Subsidiaries pursuant to such agreements, in any case incurred in connection with the disposition of any business, assets or Restricted Subsidiary (other than Guarantees of Indebtedness incurred by any Person acquiring all or any portion of such business, assets or Restricted Subsidiary for the purpose of financing such acquisition), so long as the amount does not exceed the gross proceeds actually received by Issuer or any Restricted Subsidiary thereof in connection with such disposition;

(17)
the incurrence by Issuer or any Restricted Subsidiary of Indebtedness constituting reimbursement obligations with respect to letters of credit issued in the ordinary course of business; provided that, upon the drawing of such letters of credit, such obligations are reimbursed within 30 days following such drawing;

(18)	the incurrence by Issuer or any Restricted Subsidiary of Indebtedness to the extent that the net proceeds thereof are promptly deposited to defease or to satisfy and discharge the notes;
(19)
the incurrence by Issuer or any of the Subsidiary Guarantors of additional Indebtedness in an aggregate principal amount (or accreted value, as applicable) at any time outstanding, including all Permitted Refinancing Indebtedness incurred to renew, refund, refinance, replace, defease or discharge any Indebtedness incurred pursuant to this clause (19), not to exceed the greater of (x) $1.0 billion and (y) 2.0% of Issuer’s Total Assets as of the time of such incurrence;

(20)	the incurrence by Issuer or any Restricted Subsidiary of Indebtedness arising in connection with endorsement of instruments for deposit in the ordinary course of business;
(21)
the incurrence by Issuer or any Restricted Subsidiary of Indebtedness evidenced by promissory notes subordinated to the notes and the Note Guarantees issued to current or former employees or directors of Parent, Issuer or any Subsidiary (or their respective spouses or estates) in lieu of cash payments for Capital Stock being repurchased from such Persons, not to exceed, in any twelve-month period, an amount equal to the amount of Restricted Payments that could be made during such twelve-month period pursuant to clause (5) of the third paragraph under the covenant described above under the caption “—Restricted Payments,” less the amount of Restricted Payments that have been made during such twelve-month period pursuant to such clause;

(22)	the incurrence by Issuer or any Restricted Subsidiary of Indebtedness consisting of take-or-pay obligations contained in supply agreements entered into in the ordinary course of business;
(23)
to the extent that deposits with, or payments owed to, the FCC in connection with the auction or licensing of Governmental Authorizations are deemed to be Indebtedness, the incurrence by Issuer or any Restricted Subsidiary of such Indebtedness;

(24)	Indebtedness incurred in connection with the Towers Transaction; and
(25)
the incurrence by Restricted Subsidiaries that are not Guarantors of Indebtedness; provided, however, that the aggregate principal amount (or accreted value, as applicable) of all Indebtedness incurred under this clause (25), when aggregated with the principal amount (or accreted value) of all other Indebtedness then outstanding and incurred pursuant to this clause (25), including all Permitted Refinancing Indebtedness incurred to renew, refund, refinance, replace, defease or discharge any Indebtedness incurred pursuant to this clause (25), does not exceed the greater of (x) $250.0 million and (y) 5.0% of the Consolidated Cash Flow of Issuer and its Subsidiaries for the most recently ended four full fiscal quarters for which financial statements are available.

The Existing Sprint Spectrum Notes are deemed to be outstanding pursuant to clause (1) above and reduce the amount of Indebtedness otherwise permitted to be incurred thereunder.
For purposes of (x) determining compliance with this “Incurrence of Indebtedness and Issuance of Disqualified Stock and Preferred Stock” covenant, in the event that an item of proposed Indebtedness meets the criteria of more than one of the categories of Permitted Debt described in clauses (1) through (25) above, or is entitled to be incurred pursuant to the first paragraph of this covenant, Issuer will be permitted to classify all or a portion of such item of Indebtedness on the date of its incurrence, or later reclassify all or a portion of such item of Indebtedness, in any manner that complies with this covenant; provided, however that Indebtedness outstanding under the Term Loan Credit Agreement on the Issue Date shall be deemed to have been incurred under clause (1) above and (y) determining the amount of Indebtedness that may be incurred pursuant to clause (1)(a)(y) of the definition of Permitted Debt, Issuer may elect, pursuant to an officers’ certificate delivered to the trustee, to treat all or any portion of the commitment under any Indebtedness (and any refinancing with respect thereto) as being incurred at such time, in which case any subsequent incurrence of Indebtedness under such commitment or refinancing, as the case may be, shall not be deemed, for purposes of this calculation, to be an incurrence at such subsequent time. The accrual of interest, the accretion or amortization of original issue discount, the payment of interest on any Indebtedness in the form of additional Indebtedness with the same terms, the reclassification of Preferred Stock as Indebtedness due to a change in accounting principles or the application thereof, and the payment of dividends on Disqualified Stock in the form of additional shares of the same class of Disqualified Stock will not be deemed to be an incurrence of Indebtedness or an issuance of Disqualified Stock for purposes of this covenant. Notwithstanding any other provision of this covenant, the maximum amount of Indebtedness that Issuer or any Restricted Subsidiary may incur pursuant to this covenant shall not be deemed to be exceeded solely as a result of fluctuations in exchange rates or currency values, and in no event shall the reclassification of any lease or other liability as indebtedness due to a change in accounting principles after the Closing Date be deemed to be an incurrence of Indebtedness. In determining the amount of Indebtedness outstanding under one of the clauses above, the outstanding principal amount of any particular Indebtedness of any Person shall be counted only once and any obligation of such Person or any other Person arising under any guarantee, Lien, letter of credit or similar instrument supporting such Indebtedness shall be disregarded so long as it is permitted to be incurred by the Person or Persons incurring such obligation.
The amount of any Indebtedness outstanding as of any date will be:
(1)	the accreted value of the Indebtedness, in the case of any Indebtedness issued with original issue discount;
(2)	in the case of Hedging Obligations, the termination value of the agreement or arrangement giving rise to such obligations that would be payable by such Person at such time;
(3)	the principal amount of the Indebtedness, in the case of any other Indebtedness; and
(4)	in respect of Indebtedness of another Person secured by a Lien on the assets of the specified Person, the lesser of:
(a)	the Fair Market Value of such assets at the date of determination; and
(b)	the amount of the Indebtedness of the other Person.
Liens
Issuer will not, and will not permit any Guarantor to, directly or indirectly, create, incur or assume any Lien securing Indebtedness upon any asset now owned or hereafter acquired, except Permitted Liens, unless the notes are equally and ratably secured (except that Liens securing Indebtedness that is contractually subordinated to the notes shall be expressly subordinate to any Lien securing the notes to at least the same extent that such Indebtedness is subordinate to the notes).
For purposes of determining compliance with the covenant, (x) a Lien need not be incurred solely by reference to one category of Permitted Liens but may be incurred under any combination of such categories (including in part under one such category and in part under any other such category) and (y) in the event that a Lien (or any portion thereof) meets the criteria of one or more of such categories of Permitted Liens, Issuer shall, in its sole discretion, divide, classify or may subsequently reclassify at any time such Lien (or any portion thereof) in any manner that complies with this covenant and the definition of “Permitted Liens.”
Dividend and Other Payment Restrictions Affecting Subsidiaries
Issuer will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, create or permit to exist or become effective any consensual encumbrance or restriction on the ability of any Restricted Subsidiary to:
(1)	pay dividends or make any other distributions on its Capital Stock to Issuer or any of its Restricted Subsidiaries, or pay any Indebtedness owed to Issuer or any of its Restricted Subsidiaries;

(2)	make loans or advances to Issuer or any of its Restricted Subsidiaries; or
(3)	sell, lease or transfer any of its properties or assets to Issuer or any of its Restricted Subsidiaries.
However, the preceding restrictions will not apply to encumbrances or restrictions existing under or by reason of:
(1)
agreements or instruments governing (a) Existing Indebtedness and (b) Equity Interests and Credit Facilities as in effect on the Closing Date and, in each case, any amendments, restatements, modifications, renewals, increases, supplements, refundings, replacements or refinancings of those agreements or instruments; provided that the amendments, restatements, modifications, renewals, increases, supplements, refundings, replacements or refinancings are (in the good faith judgment of the Board of Directors of Issuer or a senior financial officer of Issuer, whose determination shall be conclusive) not materially more restrictive, taken as a whole, with respect to such dividend and other payment restrictions than those contained in those agreements or instruments on the Closing Date;

(2)
agreements or instruments governing Credit Facilities not in effect on the Closing Date so long as either (a) the encumbrances and restrictions contained therein do not impair the ability of any Restricted Subsidiary of Issuer to pay dividends or make any other distributions or payments directly or indirectly to Issuer in an amount sufficient to permit Issuer to pay the principal of, or interest and premium, if any, on the notes, or (b) the encumbrances and restrictions contained therein are no more restrictive, taken as a whole, than those contained in the indenture;

(3)
Series Issue Date Existing Indebtedness, the notes issued on the Series Issue Date, and any additional notes of the same series, the Note Guarantees in respect thereof, and the base indenture, as supplemented by the supplemental indenture;

(4)	applicable law, rule, regulation or order;
(5)
agreements or instruments with respect to a Person acquired by Issuer or any of its Restricted Subsidiaries as in effect at the time of such acquisition (except to the extent such Indebtedness or Capital Stock was incurred in connection with or in contemplation of such acquisition) or as may be amended, restated, modified, renewed, extended, supplemented, refunded, replaced or refinanced from time to time (so long as the encumbrances and restrictions in any such amendment, restatement, modification, renewal, extension, supplement, refunding, replacement or refinancing are, in the good faith judgment of Issuer’s Board of Directors or a senior financial officer of Issuer, whose determination shall be conclusive, not materially more restrictive, taken as a whole, than those in effect on the date of the acquisition), which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person, or the property or assets of the Person, so acquired; provided that, in the case of agreements or instruments governing Indebtedness, such Indebtedness was permitted by the terms of the indenture to be incurred;

(6)
customary non-assignment provisions in contracts and licenses entered into in the ordinary course of business and customary contractual restrictions on transfers of all or substantially all assets of a Person;

(7)
any instrument governing any secured Indebtedness or Capital Lease Obligation that imposes restrictions on the assets securing such Indebtedness or the subject of such lease of the nature described in clause (3) of the preceding paragraph;

(8)
any agreement for the sale or other disposition of a Restricted Subsidiary that imposes restrictions of the nature described in clauses (1) and/or (3) of the preceding paragraph on the Restricted Subsidiary pending the sale or other disposition;

(9)
Permitted Refinancing Indebtedness; provided that the restrictions contained in the agreements governing such Permitted Refinancing Indebtedness are not materially more restrictive, taken as a whole, than those contained in the agreements governing the Indebtedness being refinanced;

(10)	Liens permitted to be incurred under the provisions of the covenant described above under the caption “—Liens” that limit the right of the debtor to dispose of the assets subject to such Liens;

(11)
provisions limiting the disposition or distribution of assets or property in partnership and joint venture agreements, asset sale agreements, sale-leaseback agreements, stock sale agreements and other similar agreements, which limitation is applicable only to the assets that are the subject of such agreements;

(12)
restrictions on cash or other deposits or net worth imposed by customers, suppliers or landlords or required by insurance, surety or bonding companies, in each case, under contracts entered into in the ordinary course of business;

(13)
restrictions in other Indebtedness, Disqualified Stock or Preferred Stock incurred or issued in compliance with the covenant described under the caption “—Incurrence of Indebtedness and Issuance of Disqualified Stock and Preferred Stock”; provided that such restrictions, taken as a whole, are, in the good faith judgment of Issuer’s Board of Directors or a senior financial officer of Issuer, whose determination shall be conclusive, not materially more restrictive than those contained in the existing agreements referenced in clauses (1) and (3) above;

(14)
the issuance of Preferred Stock by a Restricted Subsidiary of Issuer or the payment of dividends thereon in accordance with the terms thereof; provided that issuance of such Preferred Stock is permitted pursuant to the covenant described above under the caption “—Incurrence of Indebtedness and Issuance of Disqualified Stock and Preferred Stock” and the terms of such Preferred Stock do not expressly restrict the ability of such Restricted Subsidiary to pay dividends or make any other distributions on its Capital Stock (other than requirements to pay dividends or liquidation preferences on such Preferred Stock prior to paying any dividends or making any other distributions on such other Capital Stock);

(15)
any agreement or instrument with respect to Indebtedness incurred, or Preferred Stock issued, by any Restricted Subsidiary, provided that the restrictions contained in the agreements or instruments governing such Indebtedness or Preferred Stock (a) either (i) apply only in the event of a payment default or a default with respect to a financial covenant in such agreement or instrument or (ii) will not materially affect Issuer’s ability to pay all principal, interest and premium, if any, on the notes, as determined in good faith by Issuer’s Board of Directors or a senior financial officer of Issuer, whose determination shall be conclusive; and (b) are not materially more disadvantageous to the holders of the notes than is customary in comparable financings;

(16)
any agreement or instrument of Issuer, Parent, MetroPCS Wireless, Inc., or any of MetroPCS Wireless, Inc.’s Subsidiaries existing prior to, or entered into or assumed by Issuer or any of its Subsidiaries in connection with the MetroPCS Merger, in each case, as such agreements or instruments may be amended, restated, modified, renewed or replaced from time to time; provided that the amendments, restatements, modifications, renewals, and replacements are (in the good faith judgment of the Board of Directors of Issuer or a senior financial officer of Issuer, whose determination shall be conclusive) not materially more restrictive, taken as a whole, with respect to such encumbrances and restrictions than those agreements or instruments as in effect as of the Closing Date;

(17)	restrictions arising from the Towers Transaction; and
(18)	encumbrances or restrictions pursuant to any Existing Sprint Spectrum Financing Document, affecting any Existing Sprint Spectrum Subsidiary or in connection with the Existing Sprint Spectrum Program.
Merger, Consolidation or Sale of Assets
Issuer will not: (1) consolidate or merge with or into another Person (whether or not Issuer is the surviving corporation); or (2) directly or indirectly sell, assign, lease, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of Issuer and its Restricted Subsidiaries taken as a whole, in one or more related transactions, to another Person, unless:
(1)
either: (a) Issuer is the surviving corporation; or (b) the Person formed by or surviving any such consolidation or merger (if other than Issuer) or to which such sale, assignment, lease, transfer, conveyance or other disposition has been made is a corporation, limited liability company or partnership organized or existing under the laws of the United States, any state of the United States or the District of Columbia;

(2)
the Person formed by or surviving any such consolidation or merger (if other than Issuer) or the Person to which such sale, assignment, lease, transfer, conveyance or other disposition has been made expressly assumes, by a supplemental indenture, executed and delivered to the trustee, the payment of the principal of and any premium and interest on the notes and the performance or observance of every covenant of the indenture on the part of Issuer to be performed or observed;
(3)	immediately after such transaction, no Default or Event of Default exists; and
(4)
Issuer or the Person formed by or surviving any such consolidation or merger (if other than Issuer), or to which such sale, assignment, lease, transfer, conveyance or other disposition has been made would, on the date of such transaction after giving pro forma effect thereto and any related financing transactions as if the same had occurred at the beginning of the applicable four-quarter period, either (a) be permitted to incur at least $1.00 of additional Indebtedness pursuant to the Debt to Cash Flow Ratio test set forth in the first paragraph of the covenant described above under the caption “—Incurrence of Indebtedness and Issuance of Disqualified Stock and Preferred Stock” or (b) have a Debt to Cash Flow Ratio no greater than the Debt to Cash Flow Ratio of Issuer immediately prior to such transaction.

Upon any consolidation or merger, or any sale, transfer, assignment, lease, conveyance or other disposition of all or substantially all of the properties or assets of Issuer and its Restricted Subsidiaries, taken as a whole, in a transaction that is subject to, and that complies with the provisions of, this “Merger, Consolidation or Sale of Assets” covenant, the successor Person formed by such consolidation or into or with which Issuer is merged or to which such sale, transfer, assignment, lease, conveyance or other disposition is made, shall succeed to, and be substituted for Issuer (so that from and after the date of such consolidation, merger, sale, assignment, transfer, lease, conveyance or other disposition, the provisions of the indenture referring to Issuer shall refer instead to the successor Person and not to Issuer), and may exercise every right and power of Issuer under the indenture with the same effect as if such successor Person had been named as Issuer therein. When the successor Person assumes all of Issuer’s obligations under the indenture, Issuer shall be discharged from those obligations.
This “Merger, Consolidation or Sale of Assets” covenant will not apply to (and the following shall be permitted notwithstanding such covenant):
(1)
a merger of Issuer with a direct or indirect Subsidiary of Parent solely for the purpose of reincorporating Issuer in another jurisdiction in the United States so long as the amount of Indebtedness of Issuer and its Restricted Subsidiaries is not increased thereby;

(2)	any consolidation or merger, or any sale, assignment, transfer, conveyance, lease or other disposition of assets between or among Issuer and its Restricted Subsidiaries; or
(3)	the MetroPCS Transactions, including the MetroPCS Merger.
Transactions with Affiliates
Issuer will not, and will not permit any of its Restricted Subsidiaries to, make any payment to, or sell, lease, transfer or otherwise dispose of any of its properties or assets to, or purchase any property or assets from, or enter into or make or amend any transaction, contract, agreement, understanding, loan, advance or guarantee with, or for the benefit of, any Affiliate of Issuer (each, an “Affiliate Transaction”), in any one or series of related transactions involving aggregate payments or consideration in excess of $50.0 million, unless:
(1)
the Affiliate Transaction is on terms that, taken as a whole, are no less favorable to Issuer or the relevant Restricted Subsidiary than those that would have been obtained in a comparable transaction by Issuer or such Restricted Subsidiary with an unrelated Person; and

(2)	Issuer delivers to the trustee:
(a)
with respect to any Affiliate Transaction or series of related Affiliate Transactions involving aggregate consideration in excess of $100.0 million, an officers’ certificate certifying that such Affiliate Transaction complies with this covenant; and

(b)
with respect to any Affiliate Transaction or series of related Affiliate Transactions involving aggregate consideration in excess of $250.0 million, a resolution of the Board of Directors of Issuer set forth in an officers’ certificate certifying that such Affiliate Transaction complies with this covenant and that such Affiliate Transaction has been approved by a majority of the disinterested members of the Board of Directors of Issuer.

The following items will not be deemed to be Affiliate Transactions and, therefore, will not be subject to the provisions of the prior paragraph:
(1)
any employment agreement, employee benefit plan, agreement or plan relating to employee, officer or director compensation or severance, officer or director indemnification agreement or any similar arrangement entered into by Issuer, any of its Restricted Subsidiaries or a direct or indirect parent of Issuer existing on the Closing Date, or entered into thereafter in the ordinary course of business, and any indemnities or other transactions permitted or required by bylaw, statutory provisions or any of the foregoing agreements, plans or arrangements and payments pursuant thereto;

(2)	transactions between or among Parent, Issuer and/or its Restricted Subsidiaries;
(3)
transactions with a Person (other than an Unrestricted Subsidiary of Issuer) that is an Affiliate of Issuer solely because Issuer owns, directly or through a Restricted Subsidiary, an Equity Interest in, or controls, such Person;

(4)	any issuance of Equity Interests (other than Disqualified Stock) of Issuer to, or receipt of any capital contribution from, any Affiliate of Issuer;
(5)	transactions in connection with any Permitted Joint Venture Investment;
(6)	any Permitted Investments or Restricted Payments that do not violate the provisions of the indenture described above under the caption “—Restricted Payments”;
(7)
(x) any contracts, agreements or understandings existing as of the Issue Date and disclosed in the notes to the consolidated financial statements of MetroPCS Wireless, Inc. for the year ended December 31, 2012, (y) any agreement listed on Schedule 3.2(r)—Related-Party Agreements—to the “T-Mobile Disclosure Letter” to the MetroPCS Business Combination Agreement, and (z) any agreement listed under the section entitled “Transactions with Related Persons and Approval” in the proxy statement of Parent filed with the SEC under cover of Schedule 14A on April 16, 2012 and, in each case, any amendments to, replacements of, or orders pursuant to such contracts, agreements or understandings so long as any such amendments, replacements, or orders, taken as a whole, are not (in the good faith judgment of Issuer’s Board of Directors or a senior financial officer of Issuer, whose determination shall be conclusive) more disadvantageous to Issuer or to the holders of the notes in any material respect than the original contracts, agreements or understandings as in effect on the Closing Date;

(8)
transactions with customers, clients, suppliers, purchasers, sellers of goods or services, or licensees of intellectual property, in each case in the ordinary course of business and otherwise in compliance with the terms of the indenture, provided that in the good faith determination of Issuer’s Board of Directors or a senior financial officer of Issuer, which determination shall be conclusive, such transactions are on terms, taken as a whole, not materially less favorable to Issuer or the applicable Restricted Subsidiary than those that could reasonably be expected to be obtained in a comparable transaction at such time on an arm’s length basis from a Person that is not an Affiliate of Issuer;

(9)
issuances, exchanges, purchases or repurchases of notes or other Indebtedness of Issuer or its Restricted Subsidiaries or solicitations of amendments, waivers or consents in respect of notes or such other Indebtedness, if such issuance, exchange, purchase, repurchase or solicitation is approved by a majority of the disinterested members of the Board of Directors of Issuer;

(10)
reasonable payments made for any financial advisory, financing, underwriting, placement or syndication services approved by Issuer’s Board of Directors or a senior financial officer of Issuer in good faith;

(11)
amendments, extensions, replacements and other modifications of transactions with Affiliates otherwise permitted by the indenture, provided that in the good faith determination of Issuer’s Board of Directors or a senior financial officer of Issuer, which determination shall be conclusive, such amendments, extensions, replacements or other modifications, taken as a whole, are no less favorable in any material respect to Issuer or the applicable Restricted Subsidiary than the transaction or transactions being amended, extended, replaced or modified; and

(12)	(i) the MetroPCS Business Combination Agreement and any Ancillary Agreements, as defined in the MetroPCS Business Combination Agreement, in each case, as the same may be amended, modified,

supplemented or replaced from time to time on terms that, taken as a whole, in the good faith determination of Issuer’s Board of Directors or a senior financial officer of Issuer, which determination shall be conclusive, are not materially less favorable to Issuer or the applicable Restricted Subsidiary than those of the agreement being amended, modified, supplemented or replaced, (ii) transactions or agreements relating to the DT Notes and the TMUS Working Capital Facility, each as may be amended, modified, or supplemented from time to time, and any indebtedness incurred in connection with the refinancing of the foregoing, on terms that, taken as a whole, in the good faith determination of Issuer’s Board of Directors or a senior financial officer of Issuer, which determination shall be conclusive, are not materially less favorable to Issuer than those of the DT Notes or TMUS Working Capital Facility, as applicable, and (iii) transactions between Issuer and its Restricted Subsidiaries, on the one hand, and any Designated Tower Entities that have been designated as Unrestricted Subsidiaries, on the other hand, in connection with the Towers Transaction.
Additional Note Guarantees
If (a) Issuer or any of Issuer’s Domestic Restricted Subsidiaries acquires or creates another Domestic Restricted Subsidiary (and such Subsidiary is a Wholly-Owned Subsidiary and is not a Designated Tower Entity, the Reinsurance Entity, an Immaterial Subsidiary or (so long as the aggregate principal amount of Existing Sprint Spectrum Notes does not exceed the Existing Sprint Spectrum Program Cap) an Existing Sprint Spectrum Subsidiary) after the Series Issue Date or (b) any Restricted Subsidiary of Issuer guarantees any Specified Issuer Indebtedness of Issuer after the Series Issue Date or (c) Parent or any Subsidiary of Parent acquires or creates a Subsidiary that directly or indirectly owns Equity Interests of Issuer, then Issuer or Parent, as applicable, will cause that newly acquired or created Domestic Restricted Subsidiary, Restricted Subsidiary or Subsidiary of Parent to become a guarantor of the notes and execute a supplemental indenture and, if requested by the trustee, deliver an opinion of counsel reasonably satisfactory to the trustee within 10 Business Days after the date on which it was acquired or created or guarantees such Specified Issuer Indebtedness, as applicable, or reasonably promptly thereafter.
Designation of Restricted and Unrestricted Subsidiaries
The Board of Directors of Issuer may designate any Restricted Subsidiary to be an Unrestricted Subsidiary if that designation would not cause a Default. If a Restricted Subsidiary is designated as an Unrestricted Subsidiary, (i) the aggregate Fair Market Value of all outstanding Investments owned by Issuer and its Restricted Subsidiaries in the Subsidiary designated as an Unrestricted Subsidiary will be deemed to be an Investment made as of the time of the designation and will reduce the amount available for Restricted Payments under the covenant described above under the caption “—Restricted Payments” or under one or more clauses of the definition of Permitted Investments, as determined by Issuer in its discretion, and (ii) any Guarantee by Issuer or any Restricted Subsidiary thereof of any Indebtedness of the Restricted Subsidiary being so designated will be deemed to be an incurrence of Indebtedness by Issuer or such Restricted Subsidiary (or both, if applicable) at the time of such designation. That designation will only be permitted if the Investment and/or incurrence of Indebtedness would be permitted at that time and if the Restricted Subsidiary otherwise meets the definition of an Unrestricted Subsidiary. The Board of Directors of Issuer may redesignate any Unrestricted Subsidiary to be a Restricted Subsidiary if that redesignation would not cause a Default.
Any designation of a Subsidiary of Issuer as an Unrestricted Subsidiary will be evidenced to the trustee by filing with the trustee a certified copy of a resolution of the Board of Directors giving effect to such designation and an officers’ certificate certifying that such designation complied with the preceding conditions and was permitted by the covenant described above under the caption “—Restricted Payments.” The Board of Directors of Issuer may at any time designate any Unrestricted Subsidiary to be a Restricted Subsidiary of Issuer; provided that such designation will be deemed to be an incurrence of Indebtedness by a Restricted Subsidiary of Issuer of any outstanding Indebtedness of such Unrestricted Subsidiary, and such designation will only be permitted if (1) such Indebtedness is permitted under the covenant described under the caption “—Incurrence of Indebtedness and Issuance of Disqualified Stock and Preferred Stock,” calculated on a pro forma basis as if such designation had occurred at the beginning of the four-quarter reference period; and (2) no Default would be in existence following such designation, and as a result of, such designation.
Notwithstanding the foregoing, Issuer may at any time and from time to time designate any Designated Entity, by written notice to the trustee, as an Unrestricted Subsidiary, and any such Subsidiary shall upon such notice immediately be designated and deemed an Unrestricted Subsidiary, without any further action by Issuer (and, for the avoidance of doubt, shall not require delivery of a resolution of the Board of Directors or of an officers’ certificate) (each, a “Specified Unrestricted Subsidiary Designation”). The aggregate Fair Market Value of all outstanding Investments owned by Issuer and its Restricted Subsidiaries in such Designated Entities so designated as Unrestricted Subsidiaries will, as calculated and to the extent permitted by clause (18) of the definition of Permitted Investments, be deemed to be an Investment made as of the time of such Specified Unrestricted Subsidiary Designation under such clause (18), and not reduce the amount available for Restricted Payments under the covenant described above under the caption “—Restricted Payments.”
Reports
Whether or not required by the rules and regulations of the SEC, so long as any notes are outstanding, Parent will file a copy of each of the reports referred to in clauses (1) and (2) below with the SEC for public availability within the time periods (including all applicable extension periods) specified in the SEC rules and regulations applicable to such reports (unless the SEC will not accept such a filing):
(1)
all quarterly and annual financial reports that would be required to be contained in a filing with the SEC on Forms 10-Q and 10-K if Parent were required to file such reports, including a “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and, with respect to the annual information only, a report on the annual financial statements by its certified independent accountants; and

(2)	all current reports that would be required to be filed with the SEC on Form 8-K if Parent or Issuer were required to file such reports;
provided that the availability of the foregoing reports on the SEC’s EDGAR service (or successor thereto) shall be deemed to satisfy Issuer’s delivery obligations to the trustee and any holder of notes.
All such reports will be prepared in all material respects in accordance with all of the rules and regulations applicable to such reports; provided that, if neither Parent nor Issuer is required under the rules and regulations of the SEC to file such reports with the SEC for public availability, such reports need not be prepared in accordance with all of the rules and regulations applicable to such reports and shall only be required to include the information or disclosure that would be required by such form to the extent that, and in the same general style of presentation as, the same or substantially similar information or disclosure is also included in the offering memorandum dated March 8, 2013 relating to the $1.75B Notes. Each annual report on Form 10-K will include a report on Parent’s consolidated financial statements by Parent’s certified independent accountants. Issuer will at all times comply with TIA §314(a).
If the SEC will not accept Parent’s or Issuer’s filings for any reason, Parent or Issuer will post the reports referred to in the preceding paragraphs on its website, on intralinks.com or another website within the time periods that would apply if Parent were required to file those reports with the SEC (including all applicable extension periods). If (i) Issuer has designated any of its Subsidiaries as Unrestricted Subsidiaries or (ii) the combined operations of Parent and its Subsidiaries, excluding the operations of Issuer and its Restricted Subsidiaries and excluding cash and Cash Equivalents, would, if held by a single Unrestricted Subsidiary of Issuer, constitute a Significant Subsidiary of Issuer, then the quarterly and annual financial information required by the preceding paragraphs will include a reasonably detailed presentation, either on the face of the financial statements or in the footnotes thereto, and in Management’s Discussion and Analysis of Financial Condition and Results of Operations, of (A) in the case of (i) above, the financial condition and results of operations of Parent, Issuer and its Restricted Subsidiaries separate from the financial condition and results of operations of the Unrestricted Subsidiaries of Issuer and (B) in the case of (ii) above, the financial condition and results of operations of Issuer and its Restricted Subsidiaries separate from the financial condition and results of operations of Parent and its other Subsidiaries; provided, however, that the requirements of this paragraph shall not apply if Parent or Issuer files with the SEC the reports referred to in clauses (1) and (2) of the first paragraph of this covenant, and any such report contains the information required in this paragraph.
For so long as any notes remain outstanding, if at any time they are not required to file with the SEC the reports required by the preceding paragraphs, Issuer and the Guarantors will furnish to the holders of notes and to securities analysts and prospective investors, upon their request, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act of 1933, as amended (the “Securities Act”).

Events of Default and Remedies
Each of the following is an “Event of Default” in respect of the notes of a series:
(1)	default for 30 days in the payment when due of interest on the notes of such series;
(2)	default in the payment when due (at maturity, upon redemption or otherwise) of the principal of, or premium, if any, on, the notes of such series;
(3)
failure by Issuer for 120 days after notice to Issuer by the trustee or the holders of at least 25% in aggregate principal amount of the notes of such series then outstanding voting as a single class to comply with the provisions described under the caption “—Reports”;

(4)
failure by Issuer or any of its Restricted Subsidiaries for 30 days after notice to Issuer by the trustee or the holders of at least 25% in aggregate principal amount of the notes of such series then outstanding voting as a single class to comply with the provisions described under the captions “—Repurchase at the Option of Holders—Change of Control Triggering Event” or “—Repurchase at the Option of Holders—Asset Sales” (in each case other than a failure to purchase notes that will constitute an Event of Default under clause (2) above), or “—Certain Covenants—Merger, Consolidation or Sale of Assets”;

(5)
failure by Issuer or any of its Restricted Subsidiaries for 90 days after notice to Issuer by the trustee or the holders of at least 25% in aggregate principal amount of the notes of such series then outstanding voting as a single class to comply with any of the other agreements in the indenture;

(6)
default under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness for money borrowed by Issuer or any of its Restricted Subsidiaries that is a Significant Subsidiary (or any Restricted Subsidiaries that together would constitute a Significant Subsidiary) (or the payment of which is guaranteed by Issuer or any of its Restricted Subsidiaries that would constitute a Significant Subsidiary), whether such Indebtedness or Guarantee now exists, or is created after the Series Issue Date with respect to such series of notes, if that default:

(a)
is caused by a failure to pay principal of, or interest or premium, if any, on, such Indebtedness prior to the expiration of the grace period provided in such Indebtedness on the date of such default (a “Payment Default”); or

(b)	results in the acceleration of such Indebtedness prior to its express maturity;
and, in each case, the principal amount of any such Indebtedness, together with the principal amount of any other such Indebtedness under which there has been a Payment Default or the maturity of which has been so accelerated, aggregates an amount equal to $100.0 million or more, in each case for so long as such failure or acceleration is continuing;
(7)
failure by Issuer or any of its Restricted Subsidiaries that is a Significant Subsidiary (or any Restricted Subsidiaries that together would constitute a Significant Subsidiary) to pay or discharge final judgments entered by a court or courts of competent jurisdiction aggregating in excess of $100.0 million (to the extent not covered by insurance), which judgments are not paid, discharged or stayed for a period of 60 consecutive days following entry of such final judgment or decree during which a stay of enforcement of such final judgment or decree, by reason of pending appeal or otherwise, is not in effect;

(8)
Issuer or any of its Restricted Subsidiaries that is a Significant Subsidiary, or any group of Restricted Subsidiaries of Issuer that, taken together, would constitute a Significant Subsidiary, pursuant to or within the meaning of Bankruptcy Law:

(a)	commences a voluntary case,
(b)	consents to the appointment of a custodian of it or for all or substantially all of its property,
(c)	makes a general assignment for the benefit of its creditors, or
(d)	generally is not paying its debts as they become due;

(9)	a court of competent jurisdiction enters a final order or decree under any Bankruptcy Law that:
(a)
is for relief against Issuer or any of its Restricted Subsidiaries that is a Significant Subsidiary or any group of Restricted Subsidiaries of Issuer that, taken together, would constitute a Significant Subsidiary in an involuntary case;

(b)
appoints a custodian of Issuer or any of its Restricted Subsidiaries that is a Significant Subsidiary or any group of Restricted Subsidiaries of Issuer that, taken together, would constitute a Significant Subsidiary or for all or substantially all of the property of Issuer or any of its Restricted Subsidiaries that is a Significant Subsidiary or any group of Restricted Subsidiaries of Issuer that, taken together, would constitute a Significant Subsidiary; or

(c)
orders the liquidation of Issuer or any of its Restricted Subsidiaries that is a Significant Subsidiary or any group of Restricted Subsidiaries of Issuer that, taken together, would constitute a Significant Subsidiary;

and the final order or decree remains unstayed and in effect for 60 consecutive days; and
(10)
except as permitted by the indenture, any Note Guarantee with respect to the notes of such series is held in any judicial proceeding to be unenforceable or invalid or ceases for any reason to be in full force and effect, or any Guarantor, or any Person acting on behalf of any such Guarantor, denies or disaffirms its obligations under its Note Guarantee.

In the case of an Event of Default arising from certain events of bankruptcy or insolvency, with respect to Issuer, any Restricted Subsidiary of Issuer that is a Significant Subsidiary or any group of Restricted Subsidiaries of Issuer that, taken together, would constitute a Significant Subsidiary, all outstanding notes of such series will become due and payable immediately without further action or notice. However, the effect of such provisions may be limited by applicable laws. If any other Event of Default occurs and is continuing with respect to the any series of notes, the trustee or the holders, with a copy to the trustee, of at least 25% in aggregate principal amount of the then outstanding notes of such series may declare all the notes of such series to be due and payable immediately.
Subject to certain limitations, the holders of a majority in aggregate principal amount of the then outstanding notes of such series may direct the trustee in its exercise of any trust or power. The trustee may withhold from holders of the notes notice of any continuing Default or Event of Default if it determines that withholding notice is in their interest, except a Default or Event of Default in the payment of interest or premium, if any, on, or the principal of, the notes of such series.
Subject to the provisions of the indenture relating to the duties of the trustee, the trustee will be under no obligation to exercise any of the rights or powers under the indenture at the request or direction of any holders of notes unless such holders have offered to the trustee indemnity or security satisfactory to it against any loss, liability or expense.
Except to enforce the right to receive payment of principal, premium, if any, or interest when due, no holder of a note may pursue any remedy with respect to the indenture or the notes unless:
(1)	such holder has previously given to the trustee written notice that an Event of Default is continuing;
(2)
holders of at least 25% in aggregate principal amount of the then outstanding notes of the applicable series have made a written request to the trustee to institute proceedings in respect of such Event of Default in its own name as trustee;

(3)	such holder or holders have offered the trustee security or indemnity satisfactory to it against any loss, liability or expense to be incurred in compliance with such request;
(4)	the trustee has not complied with such request within 90 days after receipt of the request and the offer of security or indemnity; and
(5)
during such 90-day period, holders of a majority in aggregate principal amount of the then outstanding notes of the applicable series have not given the trustee a direction inconsistent with such request.

The holders of a majority in aggregate principal amount of the then outstanding notes of a series by written notice to the trustee may, on behalf of the holders of all of the notes of such series, rescind an acceleration or waive any existing Default or Event of Default in respect of such series and its consequences under the indenture except a continuing Default or Event of Default in the payment of interest or premium, if any, on, or the principal of, the notes of such series.
In the case of any Event of Default occurring by reason of any willful action (or inaction) taken (or not taken) by or on behalf of Issuer with the intention of avoiding payment of the premium that Issuer would have had to pay if Issuer then had elected to redeem the notes pursuant to the optional redemption provisions of the indenture, an equivalent premium will also become and be immediately due and payable to the extent permitted by law upon the acceleration of the notes of such series.
Issuer is required to deliver to the trustee annually a statement regarding compliance with the indenture. Upon becoming aware of any Default or Event of Default, Issuer is required to deliver to the trustee a statement specifying such Default or Event of Default.
No Personal Liability of Directors, Officers, Employees and Stockholders
No past, present or future director, officer, member, manager, partner, employee, incorporator or stockholder of Issuer or any Guarantor, as such, will have any liability for any obligations of Issuer or the Guarantors under the notes, the indenture, the Note Guarantees, or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each holder of notes by accepting a note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the notes. The waiver may not be effective to waive liabilities under the federal securities laws.
Legal Defeasance and Covenant Defeasance
Issuer may at any time, at the option of its Board of Directors evidenced by a resolution set forth in an officers’ certificate, elect to have all of its obligations discharged with respect to the outstanding notes of any series and all obligations of the Guarantors discharged with respect to their Note Guarantees with respect to such series (“Legal Defeasance”) except for:
(1)
the rights of holders of outstanding notes of such series to receive payments in respect of the principal of, or interest or premium, if any, on, the notes when such payments are due from the trust referred to below;

(2)
Issuer’s obligations with respect to the notes of such series concerning issuing temporary notes, registration of notes, mutilated, destroyed, lost or stolen notes and the maintenance of an office or agency for payment of money for security payments held in trust;

(3)	the rights, powers, trusts, duties, indemnities and immunities of the trustee, and Issuer’s and the Guarantors’ obligations in connection therewith; and
(4)	the Legal Defeasance and Covenant Defeasance provisions of the indenture.
In addition, Issuer may, at its option and at any time with respect to any series of notes, elect to have the obligations of Issuer and the Guarantors released with respect to the provisions of the indenture described above under “—Repurchase at the Option of Holders” and under the caption “—Certain Covenants” (other than the covenant described under the caption “—Certain Covenants—Merger, Consolidation or Sale of Assets,” except to the extent described below) and the limitation imposed by clause (4) under the caption “—Certain Covenants—Merger, Consolidation or Sale of Assets” (such release and termination being referred to as “Covenant Defeasance”), and thereafter any omission to comply with such obligations or provisions will not constitute a Default or Event of Default with respect to such notes. In the event Covenant Defeasance occurs with respect to any series of notes in accordance with the indenture, the Events of Default described under clauses (3) through (9) under the caption “—Events of Default and Remedies” (in the case of clauses (8) and (9), only with respect to Issuer’s Subsidiaries), in each case, will no longer constitute an Event of Default.
In order to exercise either Legal Defeasance or Covenant Defeasance with respect to any series of notes:
(1)
Issuer must irrevocably deposit with the trustee or its designee, in trust, for the benefit of the holders of such series of notes, cash in U.S. dollars, non- callable Government Securities, or a combination of cash in U.S. dollars and non-callable Government Securities, in such amounts as will be sufficient, in the opinion of a nationally recognized investment bank, appraisal firm or firm of independent public accountants, to pay the principal of, and premium, if any, and interest on, the outstanding notes of such series on the stated date for payment thereof or on the applicable redemption date, as the case may be, and Issuer must specify whether such notes are being defeased to such stated date for payment or to a particular redemption date;
(2)
in the case of Legal Defeasance, Issuer must deliver to the trustee an opinion of counsel reasonably acceptable to the trustee (which opinion of counsel may be subject to customary assumptions, qualifications and exclusions) confirming that (a) Issuer has received from, or there has been published by, the Internal Revenue Service a ruling or (b) since the Closing Date, there has been a change in the applicable U.S. federal income tax law, in either case to the effect that, and based thereon such opinion of counsel shall confirm that, the holders of the outstanding notes of such series will not recognize income, gain or loss for U.S. federal income tax purposes as a result of such Legal Defeasance and will be subject to U.S. federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Legal Defeasance had not occurred;

(3)
in the case of Covenant Defeasance, Issuer must deliver to the trustee an opinion of counsel reasonably acceptable to the trustee (which opinion of counsel may be subject to customary assumptions, qualifications and exclusions) confirming that the holders of the outstanding notes of such series will not recognize income, gain or loss for U.S. federal income tax purposes as a result of such Covenant Defeasance and will be subject to U.S. federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Covenant Defeasance had not occurred;

(4)
no Default or Event of Default has occurred and is continuing with respect to such series of notes on the date of such deposit (other than a Default or Event of Default resulting from the borrowing of funds, or the imposition of Liens in connection therewith, to be applied to such deposit, or a Default or Event of Default that will be cured by such Covenant Defeasance or Legal Defeasance) and the deposit will not result in a breach or violation of, or constitute a default under, any material instrument to which Issuer or any Guarantor is a party or by which Issuer or any Guarantor is bound;

(5)
such Legal Defeasance or Covenant Defeasance will not result in a breach or violation of, or constitute a default under, any material agreement or instrument (other than the indenture) to which Issuer or any of its Subsidiaries is a party or by which Issuer or any of its Subsidiaries is bound;

(6)
Issuer must deliver to the trustee an officers’ certificate stating that the deposit was not made by Issuer with the intent of preferring the holders of notes over the other creditors of Issuer with the intent of defeating, hindering, delaying or defrauding any creditors of Issuer or others;

(7)	Issuer must deliver to the trustee an officers’ certificate, stating that all conditions precedent relating to the Legal Defeasance or the Covenant Defeasance have been complied with; and
(8)
Issuer must deliver to the trustee an opinion of counsel (which may be subject to customary assumptions, qualifications and exclusions), stating that all conditions precedent set forth in clauses (2), (3) and (5) of this paragraph, as applicable, have been complied with; provided that the opinion of counsel with respect to clause (5) of this paragraph may be to the knowledge of such counsel.

Amendment, Supplement and Waiver
Except as provided in the next two succeeding paragraphs, the applicable indenture with respect to the notes of any series or the related Note Guarantees of the notes of any series may be amended or supplemented with the consent of the holders of at least a majority in aggregate principal amount of the notes of such series then outstanding (including consents obtained in connection with a purchase of, or tender offer or exchange offer for, notes of such series), and any existing Default or Event of Default or compliance with any provision of the applicable indenture with respect to such notes or Note Guarantees may be waived with the consent of the holders of a majority in aggregate principal amount of the then outstanding notes of such series (including consents obtained in connection with a purchase of, or tender offer or exchange offer for, the notes of such series).
Without the consent of each holder of notes of the applicable series affected, an amendment, supplement or waiver may not (with respect to any notes of a particular series held by a non-consenting holder):
(1)	reduce the principal amount of notes of such series whose holders must consent to an amendment, supplement or waiver;

(2)
reduce the principal of or change the fixed maturity of any note of such series or alter the provisions with respect to the redemption of the notes of such series (other than provisions relating to the covenants described above under the caption “—Repurchase at the Option of Holders”);

(3)	reduce the rate of or change the time for payment of interest on any note of such series;
(4)
waive a Default or Event of Default in the payment of principal of, or premium, if any, or interest on, the notes of such series (except a rescission of acceleration of the notes of such series by the holders of at least a majority in aggregate principal amount of the then outstanding notes of such series and a waiver of the payment default that resulted from such acceleration);

(5)	make any note of such series payable in money other than that stated in the notes of such series;
(6)
make any change in the provisions of the indenture relating to waivers of past Defaults or the rights of holders of notes of such series to receive payments of principal of, or interest or premium, if any, on, the notes of such series;

(7)	waive a redemption payment with respect to any note of such series (other than a payment required by one of the covenants described above under the caption “—Repurchase at the Option of Holders”);
(8)	release any Guarantor from any of its obligations under its related Note Guarantee of the notes of such series or the applicable indenture, except in accordance with the terms of such indenture; or
(9)	make any change in the preceding amendment and waiver provisions.
Notwithstanding the preceding, without the consent of any holder of notes, Issuer, the Guarantors and the trustee may amend or supplement the applicable indenture, the notes of any series or the related Note Guarantees:
(1)	to cure any ambiguity, defect or inconsistency;
(2)	to provide for uncertificated notes in addition to or in place of certificated notes;
(3)
to provide for the assumption of Issuer’s or a Guarantor’s obligations to holders of notes of such series and related Note Guarantees in the case of a merger or consolidation or sale of all or substantially all of Issuer’s or such Guarantor’s assets, as applicable;

(4)
to effect the release of a Guarantor from its Note Guarantee in respect of such series notes and the termination of such Note Guarantee, all in accordance with the provisions of the applicable indenture governing such release and termination;

(5)	to add any Guarantor or Note Guarantee with respect to such series or to secure the notes of such series or any related Note Guarantee;
(6)
to make any change that would provide any additional rights or benefits to the holders of notes of such series or that does not adversely affect the legal rights under the indenture of any such holder in any material respect;

(7)	to comply with requirements of the SEC in order to effect or maintain the qualification of the indenture under the Trust Indenture Act;
(8)
to change or eliminate any of the provisions of the applicable indenture; provided that any such change or elimination shall not become effective with respect to any outstanding notes of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision;

(9)	to provide for the issuance of and establish forms and terms and conditions of a new series of notes as permitted by the base indenture;
(10)
to conform the text of the applicable supplemental indenture, the notes of such series, or the related Note Guarantees to any provision of the “Description of Notes” section of any prospectus, prospectus supplement, offering memorandum or other offering document relating to the notes to the extent that such provision in such description of notes was intended to be a verbatim recitation of a provision of the applicable indenture, the applicable Note Guarantees, or the notes of such series, in each case, as conclusively evidenced by an officers’ certificate;

(11)
to provide for the issuance of additional notes of such series, provided that such additional notes have the same terms as, and be deemed part of the same series as, the notes of such series to the extent required under the applicable indenture;

(12)
to evidence and provide for the acceptance of and appointment by a successor trustee with respect to the notes of such series and to add to or change any of the provisions of the indenture as shall be necessary to provide for or facilitate the administration of the trust by more than one trustee; and

(13)	to allow any Guarantor of the notes of such series to execute a supplemental indenture and/or a Note Guarantee with respect to the notes of such series.
The consent of the holders of the notes is not necessary under the indenture to approve the particular form of any proposed amendment or waiver. It is sufficient if such consent approves the substance of the proposed amendment or waiver.
Satisfaction and Discharge
The applicable indenture will be discharged and will cease to be of further effect as to all notes, when:
(1)	either:
(a)
all notes of such series that have been authenticated, except lost, stolen or destroyed notes that have been replaced or paid and notes for whose payment money has been deposited in trust and thereafter repaid to Issuer, have been delivered to the trustee for cancellation; or

(b)
all notes of such series that have not been delivered to the trustee for cancellation have become due and payable by reason of the sending of a notice of redemption or otherwise or will become due and payable within one year and Issuer or any Guarantor has irrevocably deposited or caused to be deposited with the trustee or its designee as trust funds in trust solely for the benefit of the holders of such series of notes, cash in U.S. dollars, non-callable Government Securities, or a combination of cash in U.S. dollars and non-callable Government Securities, in such amounts as will be sufficient, without consideration of any reinvestment of interest, to pay and discharge the entire Indebtedness on the notes of such series not delivered to the trustee for cancellation for principal of, and premium, if any, and accrued interest to the date of maturity or redemption; provided that upon any redemption that requires the payment of the Applicable Premium, the amount deposited shall be sufficient for purposes of the indenture to the extent that an amount is deposited with the trustee equal to the Applicable Premium calculated as of the date of the notice of redemption, with any deficit as of the date of the redemption only required to be deposited with the trustee on or prior to the date of the redemption;

(2)	Issuer or any Guarantor has paid or caused to be paid all sums payable by it under the indenture with respect to the notes of such series; and
(3)
Issuer has delivered irrevocable instructions to the trustee under the indenture to apply the deposited money toward the payment of the notes of such series at maturity or on the redemption date, as the case may be.

In addition, Issuer must deliver to the trustee (a) an officers’ certificate, stating that all conditions precedent set forth in clauses (1) through (3) above have been satisfied, and (b) an opinion of counsel(which opinion of counsel may be subject to customary assumptions, qualifications and exclusions), stating that all conditions precedent set forth in clause (3) above have been satisfied.
Governing Law
The indenture, the notes and the Note Guarantees are governed by the laws of the State of New York.
Concerning the Trustee
We maintain ordinary banking relationships with Deutsche Bank Trust Company Americas and its affiliates.
If the trustee becomes a creditor of Issuer or any Guarantor, the indenture limits the right of the trustee to obtain payment of claims in certain cases, or to realize on certain property received in respect of any such claim as security or otherwise. The trustee will be permitted to engage in other transactions; however, if it acquires any conflicting interest when a Default is continuing it must eliminate such conflict within 90 days of the date such conflict arises, apply to the SEC for permission to continue as trustee (if the indenture has been qualified under the Trust Indenture Act) or resign.

The holders of a majority in aggregate principal amount of the then outstanding notes of the applicable series will have the right to direct the time, method and place of conducting any proceeding for exercising any remedy available to the trustee, subject to certain exceptions. The indenture provides that in case an Event of Default occurs and is continuing, the trustee will be required, in the exercise of its power, to use the degree of care of a prudent man in the conduct of his own affairs.
Subject to such provisions, the trustee will be under no obligation to exercise any of its rights or powers under the indenture at the request of any holder of notes of the applicable series, unless such holder has offered to the trustee security and indemnity satisfactory to it against any loss, liability or expense.
Book-entry, Delivery and Form
The notes were initially evidenced by one or more definitive notes. Prior to the offer and sale of the notes under this prospectus, we anticipate the notes will be issued in registered, global form (“Global Notes”). The Global Notes will be deposited upon issuance with the trustee as custodian for DTC and registered in the name of DTC or its nominee, in each case, for credit to an account of a direct or indirect participant in DTC as described below.
Except as set forth below, the Global Notes may be transferred, in whole and not in part, only to another nominee of DTC or to a successor of DTC or its nominee. Beneficial interests in the Global Notes may not be exchanged for definitive notes in registered certificated form (“Certificated Notes”) except in the limited circumstances described below. See “—Exchange of Global Notes for Certificated Notes.” Except in the limited circumstances described below, owners of beneficial interests in the Global Notes will not be entitled to receive physical delivery of such notes in certificated form.
Transfers of beneficial interests in the Global Notes will be subject to the applicable rules and procedures of DTC and its direct or indirect participants (including, if applicable, those of Euroclear System (“Euroclear”) and Clearstream Banking, S.A. (“Clearstream”)), which may change from time to time.
Depository Procedures
The following description of the operations and procedures of DTC, Euroclear and Clearstream are provided solely as a matter of convenience. These operations and procedures are solely within the control of the respective settlement systems and are subject to changes by them. Issuer takes no responsibility for these operations and procedures and urges investors to contact the system or their participants directly to discuss these matters.
DTC has advised Issuer that DTC is a limited-purpose trust company created to hold securities for its participating organizations (collectively, the “Participants”) and to facilitate the clearance and settlement of transactions in those securities between the Participants through electronic book-entry changes in accounts of its Participants. The Participants include securities brokers and dealers (including the underwriters), banks, trust companies, clearing corporations and certain other organizations. Access to DTC’s system is also available to other entities such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Participant, either directly or indirectly (collectively, the “Indirect Participants”). Persons who are not Participants may beneficially own securities held by or on behalf of DTC only through the Participants or the Indirect Participants. The ownership interests in, and transfers of ownership interests in, each security held by or on behalf of DTC are recorded on the records of the Participants and Indirect Participants.
DTC has also advised Issuer that, pursuant to procedures established by it:
(3)	upon deposit of the Global Notes, DTC will credit the accounts of the Participants designated by the underwriters with portions of the principal amount of the Global Notes; and
(4)
ownership of these interests in the Global Notes will be shown on, and the transfer of ownership of these interests will be effected only through, records maintained by DTC (with respect to the Participants) or by the Participants and the Indirect Participants (with respect to other owners of beneficial interest in the Global Notes).

Investors in the Global Notes who are Participants may hold their interests therein directly through DTC. Investors in the Global Notes who are not Participants may hold their interests therein indirectly through organizations (including Euroclear and Clearstream) which are Participants. Euroclear and Clearstream will hold interests in the Global Notes on behalf of their participants through customers’ securities accounts in their respective names on the books of their respective depositories, which are Euroclear Bank S.A./N.V., as operator of Euroclear, and Citibank, N.A., as operator of Clearstream. All interests in a Global Note, including those held through Euroclear or Clearstream, may be subject to the procedures and requirements of DTC. Those interests held through Euroclear or Clearstream may also be subject to the procedures and requirements of such systems. The laws of some states require that certain Persons take physical delivery in definitive form of securities that they own. Consequently, the ability to transfer beneficial interests in a Global Note to such Persons will be limited to that extent. Because DTC can act only on behalf of the Participants, which in turn act on behalf of the Indirect Participants, the ability of a Person having beneficial interests in a Global Note to pledge such interests to Persons that do not participate in the DTC system, or otherwise take actions in respect of such interests, may be affected by the lack of a physical certificate evidencing such interests.
Except as described below, owners of interests in the Global Notes will not have notes registered in their names, will not receive physical delivery of notes in certificated form and will not be considered the registered owners or “holders” thereof under the indenture for any purpose.
Payments in respect of the principal of, and interest and premium, if any, on a Global Note registered in the name of DTC or its nominee will be payable to DTC in its capacity as the registered holder under the indenture. Under the terms of the indenture, Issuer and the trustee will treat the Persons in whose names the notes, including the Global Notes, are registered as the owners of the notes for the purpose of receiving payments and for all other purposes.
Consequently, neither Issuer, the trustee nor any agent of Issuer or the trustee has or will have any responsibility or liability for:
(3)
any aspect of DTC’s records or any Participant’s or Indirect Participant’s records relating to or payments made on account of beneficial ownership interests in the Global Notes or for maintaining, supervising or reviewing any of DTC’s records or any Participant’s or Indirect Participant’s records relating to the beneficial ownership interests in the Global Notes; or

(4)	any other matter relating to the actions and practices of DTC or any of its Participants or Indirect Participants.
DTC has advised Issuer that its current practice, upon receipt of any payment in respect of securities such as the notes (including principal and interest), is to credit the accounts of the relevant Participants with the payment on the payment date unless DTC has reason to believe that it will not receive payment on such payment date. Each relevant Participant is credited with an amount proportionate to its beneficial ownership of an interest in the principal amount of the relevant security as shown on the records of DTC. Payments by the Participants and the Indirect Participants to the beneficial owners of notes will be governed by standing instructions and customary practices and will be the responsibility of the Participants or the Indirect Participants and will not be the responsibility of DTC, the trustee or Issuer. Neither Issuer nor the trustee will be liable for any delay by DTC or any of the Participants or the Indirect Participants in identifying the beneficial owners of the notes, and Issuer and the trustee may conclusively rely on and will be protected in relying on instructions from DTC or its nominee for all purposes.
Transfers between the Participants will be effected in accordance with DTC’s procedures, and will be settled in same-day funds, and transfers between participants in Euroclear and Clearstream will be effected in accordance with their respective rules and operating procedures.
Subject to compliance with the transfer restrictions applicable to the notes described herein, cross-market transfers between the Participants, on the one hand, and Euroclear or Clearstream participants, on the other hand, will be effected through DTC in accordance with DTC’s rules on behalf of Euroclear or Clearstream, as the case may be, by their respective depositaries; however, such cross-market transactions will require delivery of instructions to Euroclear or Clearstream, as the case may be, by the counterparty in such system in accordance with the rules and procedures and within the established deadlines (Brussels time) of such system. Euroclear or Clearstream, as the case may be, will, if the transaction meets its settlement requirements, deliver instructions to its respective depositary to take action to effect final settlement on its behalf by delivering or receiving interests in the relevant Global Note in DTC, and making or receiving payment in accordance with normal procedures for same-day funds settlement applicable to DTC. Euroclear participants and Clearstream participants may not deliver instructions directly to the depositories for Euroclear or Clearstream.
DTC has advised Issuer that it will take any action permitted to be taken by a holder of notes only at the direction of one or more Participants to whose account DTC has credited the interests in the Global Notes and only in respect of such portion of the aggregate principal amount of the notes as to which such Participant or Participants has or have given such direction. However, if there is an Event of Default under the notes, DTC reserves the right to exchange the Global Notes in certificated form, and to distribute such notes to its Participants.
Although DTC, Euroclear and Clearstream have agreed to the foregoing procedures to facilitate transfers of interests in the Global Notes and the Global Notes among participants in DTC, Euroclear and Clearstream, they are under no obligation to perform or to continue to perform such procedures, and may discontinue such procedures at any time. None of Issuer, the trustee and any of their respective agents will have any responsibility for the performance by DTC, Euroclear or Clearstream or their respective participants or indirect participants of their respective obligations under the rules and procedures governing their operations.
Exchange of Global Notes for Certificated Notes
A Global Note is exchangeable for Certificated Notes if:
(4)
DTC (a) notifies Issuer that it is unwilling or unable to continue as depositary for the Global Notes or (b) has ceased to be a clearing agency registered under the Exchange Act and, in either case, Issuer fails to appoint a successor depositary within 120 days after the date of such notice; or

(5)	Issuer, at its option, notifies the trustee in writing that it elects to cause the issuance of the Certificated Notes; or
(6)
there has occurred and is continuing a Default or Event of Default with respect to the notes and DTC has notified Issuer and the trustee of its desire to exchange the Global Notes for Certificated Notes.

Certificated Notes delivered in exchange for any Global Note or beneficial interests in Global Notes will be registered in the names, and issued in any approved denominations, requested by or on behalf of the depositary (in accordance with its customary procedures).
Exchange of Certificated Notes for Global Notes
Certificated Notes may not be exchanged for beneficial interests in any Global Note unless the transferor first delivers to the trustee a written certificate (in the form provided in the indenture) to the effect that such transfer will comply with the appropriate transfer restrictions applicable to such notes.
Certain Definitions
Set forth below are certain defined terms used in the applicable indenture. Reference is made to the indenture for a full disclosure of all defined terms used therein, as well as any other capitalized terms used herein for which no definition is provided.
“$1.75B Notes” means the $1,750,000,000 in principal amount of MetroPCS Wireless, Inc.’s 6.625% Senior Notes due 2023, issued as of March 19, 2013, pursuant to the Indenture, between MetroPCS Wireless, Inc.’s, MetroPCS, Inc., MetroPCS Communications, Inc., the guarantors party thereto, and Deutsche Bank Trust Company Americas, as supplemented by the First Supplemental Indenture dated March 19, 2013 or the Second Supplemental Indenture dated March 19, 2013 thereto, as applicable, as amended by the Third Supplemental Indenture dated April 29, 2013, as further supplemented by the Fourth Supplemental Indenture dated May 1, 2013, among T-Mobile USA, Inc., the guarantors party thereto and Deutsche Bank Trust Company Americas, as trustee, as further supplemented by the Fifth Supplemental Indenture, dated as of July 15, 2013, among T-Mobile USA, Inc., the guarantors party thereto and Deutsche Bank Trust Company Americas, as trustee, and as further supplemented by the Sixth Supplemental Indenture, dated as of August 11, 2014, among T-Mobile USA, Inc., the guarantors party thereto and Deutsche Bank Trust Company Americas, as trustee (as so supplemented and amended, the “$1.75B Notes Indenture”), (ii) any additional 6.625% Senior Notes due 2023 issued under the $1.75B Notes Indenture as part of the same series, and (iii) any “Exchange Notes” (as defined in the $1.75B Notes Indenture) relating thereto.
“Acquired Debt” means, with respect to any specified Person:
(1)
Indebtedness of any other Person existing at the time such other Person is merged with or into or became a Subsidiary of such specified Person, whether or not such Indebtedness is incurred in connection with, or in contemplation of, such other Person merging with or into, or becoming a Restricted Subsidiary of, such specified Person; and

(2)	Indebtedness secured by a Lien encumbering any asset acquired by such specified Person.

The term “Acquired Debt” does not include Indebtedness of a Person that is redeemed, defeased, retired or otherwise repaid at the time of, or immediately upon, consummation of the transactions by which such Person becomes a Restricted Subsidiary or acquires such asset, as the case may be.
“Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, “control,” as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise. For purposes of this definition, the terms “controlling,” “controlled by” and “under common control with” have correlative meanings.
“Applicable Premium,” as calculated by Issuer and provided to the trustee, means, with respect to any note on any redemption date, the greater of:
(1)	1.0% of the principal amount of the note; or
(2)	the excess of:
(a)
the present value at such redemption date of (i) the redemption price of the note at February 1, 2021, in the case of the 2026 notes, and at February 1, 2023, in the case of the 2028 notes (such redemption price in each case being set in the applicable table appearing above under the caption “—Optional Redemption”), plus (ii) all required interest payments due on the note through February 1, 2021, in the case of the 2026 notes, and February 1, 2023, in the case of the 2028 notes (excluding accrued but unpaid interest, if any, to the redemption date), computed using a discount rate equal to the Treasury Rate as of such redemption date plus 50 basis points; over

(b)	the principal amount of the note, if greater.
“Asset Acquisition” means:
(1)
an Investment by Issuer (or any predecessor thereto) or any of its Restricted Subsidiaries in any other Person pursuant to which such Person shall become a Restricted Subsidiary or shall be merged into or consolidated with Issuer or any of its Restricted Subsidiaries, or

(2)
an acquisition by Issuer (or any predecessor thereto) or any of its Restricted Subsidiaries of the property and assets of any Person, other than Issuer or any of its Restricted Subsidiaries, that constitute all or substantially all of a division, operating unit or line of business of such Person.

For the avoidance of doubt, the MetroPCS Merger shall be deemed to be an Asset Acquisition.
“Asset Disposition” means the sale or other disposition by Issuer or any of its Restricted Subsidiaries other than to Issuer or another Restricted Subsidiary of (1) all or substantially all of the Capital Stock owned by Issuer or any of its Restricted Subsidiaries of any Restricted Subsidiary or any Person that is a Permitted Joint Venture Investment or (2) all or substantially all of the assets that constitute a division, operating unit or line of business of Issuer or any of its Restricted Subsidiaries.
“Asset Sale” means:
(1)
the sale, lease, conveyance or other disposition of any assets or rights; provided that the sale, lease, conveyance or other disposition of all or substantially all of the assets of Issuer and its Restricted Subsidiaries taken as a whole will be governed by the provisions of the indenture described above under the caption “—Repurchase at the Option of Holders—Change of Control Triggering Event” and/or the provisions described above under the caption “—Certain Covenants—Merger, Consolidation or Sale of Assets” and not by the provisions of the covenant described above under the caption “—Repurchase at the Option of Holders—Asset Sales”; and

(2)	the issuance of Equity Interests in any of Issuer’s Restricted Subsidiaries or the sale by Issuer or any Restricted Subsidiary thereof of Equity Interests in any of its Restricted Subsidiaries.
Notwithstanding the preceding, none of the following items will be deemed to be an Asset Sale:
(1)	any single transaction or series of related transactions that involves assets having a Fair Market Value of less than $100.0 million;

(2)	a sale, lease, conveyance or other disposition of assets or Equity Interests between or among Issuer and/or its Restricted Subsidiaries;
(3)	an issuance or sale of Equity Interests by a Restricted Subsidiary of Issuer to Issuer or to a Restricted Subsidiary of Issuer;
(4)
the sale, lease, sub-lease, conveyance or other disposition of (a) assets, products, services or accounts receivable in the ordinary course of business, (b) equipment or other assets pursuant to a program for the maintenance or upgrading of such equipment or assets, or (c) any sale, conveyance or other disposition of damaged, worn-out, uneconomic or obsolete assets in the ordinary course of business;

(5)	the sale, conveyance or other disposition of cash or Cash Equivalents;
(6)	a surrender or waiver of contract rights or settlement, release or surrender of contract, tort or other claims in the ordinary course of business or a grant of a Lien not prohibited by the indenture;
(7)	a Restricted Payment that does not violate the covenant described above under the caption “—Certain Covenants—Restricted Payments”;
(8)
arms-length sales, leases or sub-leases (as lessor or sublessor), sale and leasebacks, assignments, conveyances, transfers or other dispositions of assets or rights to a Person that is a Permitted Joint Venture Investment;

(9)	licenses and sales of intellectual property or other general intangibles (other than FCC Licenses) in the ordinary course of business;
(10)	a Permitted Investment;
(11)	dispositions of assets to the ISIS Joint Venture;
(12)	one or more sales, conveyances, leases, subleases, licenses, contributions, or other dispositions, assignments or transfers made as part of, or in connection with, the Towers Transaction;
(13)	the settlement or early termination of any Permitted Bond Hedge Transaction; or
(14)	any issuance, disposition or sale of Equity Interests in, or Indebtedness, assets or other securities of, an Unrestricted Subsidiary.
“Asset Sale Offer” has the meaning assigned to that term in the provision described under the caption “—Repurchase at the Option of Holders—Asset Sales.”
“Bankruptcy Law” means Title 11, U.S. Code or any similar federal or state law for the relief of debtors.
“Beneficial Owner” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that (a) in calculating the beneficial ownership of any particular “person” (as that term is used in Section 13(d)(3) of the Exchange Act), such “person” will be deemed to have beneficial ownership of all securities that such “person” has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time and (b) in the case of a “group” pursuant to Rule 13d-5 (b)(1) of the Exchange Act which group includes one or more Permitted Holders (or one or more Permitted Holders is deemed to share Beneficial Ownership with one or more other persons of any shares of Capital Stock), (i) such “group” shall be deemed not to have Beneficial Ownership of any shares held by such Permitted Holder and (ii) any person (other than such Permitted Holder) that is a member of such group (or sharing such Beneficial Ownership) shall be deemed not to have Beneficial Ownership of any shares held by such Permitted Holder (or in which any such Person shares beneficial ownership). The terms “Beneficially Owns” and “Beneficially Owned” have a corresponding meaning.
“Board of Directors” means:
(1)	with respect to a corporation, the board of directors of the corporation or any committee thereof duly authorized to act on behalf of such board;
(2)	with respect to a partnership, the Board of Directors of the general partner of the partnership;

(3)	with respect to a limited liability company, the managing member or members or any controlling committee of managing members thereof; and
(4)	with respect to any other Person, the board or committee of such Person serving a similar function.
“Business Day” means any day except a Saturday, Sunday, or a legal holiday in the City of New York or in any place of payment with respect to the notes on which banking institutions are authorized or required by law, regulation or executive order to close.
“Capital Lease Obligation” means, at the time any determination is to be made, the amount of the liability in respect of a capital lease that would at that time be required to be capitalized on a balance sheet prepared in accordance with GAAP, and the Stated Maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be prepaid by the lessee without payment of a penalty (provided that obligations either existing on the Issue Date or created thereafter that (a) initially were not included on the consolidated balance sheet of Issuer as capital lease obligations and were subsequently recharacterized as capital lease obligations or (b) did not exist on the Issue Date and were required to be characterized as capital lease obligations but would not have been required to be treated as capital lease obligations on the Issue Date had they existed at that time, shall for all purposes not be treated as Capital Lease Obligations or Indebtedness).
“Capital Stock” means:
(1)	in the case of a corporation, corporate stock;
(2)	in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock;
(3)	in the case of a partnership or limited liability company, partnership interests (whether general or limited) or membership interests, respectively; and
(4)
any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person, but excluding from all of the foregoing any debt securities convertible into Capital Stock, whether or not such debt securities include any right of participation with Capital Stock.

“Cash Equivalents” means:
(1)
United States dollars, pounds sterling, euros, the national currency of any member state of the European Union or any other foreign currencies held by Issuer and its Restricted Subsidiaries from time to time in the ordinary course of business;

(2)
securities issued or directly and fully guaranteed or insured by the government of the United States of America, the United Kingdom or any country that is a member state of the European Union or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America, the United Kingdom or the relevant member state of the European Union, as the case may be, is pledged in support of those securities) having maturities of not more than two years from the date of acquisition;

(3)
demand deposits, certificates of deposit and eurodollar time deposits with maturities of six months or less from the date of acquisition, bankers’ acceptances with maturities not exceeding one year and overnight bank deposits, in each case, with any domestic commercial bank having capital and surplus in excess of $500.0 million and a Thomson Bank Watch Rating of “B” or better;

(4)
repurchase obligations with a term of not more than seven days for underlying securities of the types described in clauses (2) and (3) above entered into with any financial institution meeting the qualifications specified in clause (3) above;

(5)	commercial paper having one of the two highest ratings obtainable from a Rating Agency at the date of acquisition and, in each case, maturing within one year after the date of acquisition;
(6)
securities issued and fully guaranteed by any state, commonwealth or territory of the United States, or by any political subdivision or agency or instrumentality thereof, rated at least “A” by a Rating Agency at the date of acquisition and having maturities of not more than two years after the date of acquisition;

(7)	auction rate securities rated at least “AA-” or “Aa3” by a Rating Agency at the time of purchase and with reset dates of one year or less from the time of purchase;
(8)
investments, classified in accordance with GAAP as current assets of Issuer or any of its Restricted Subsidiaries, in money market funds, mutual funds or investment programs registered under the Investment Company Act of 1940, at least 90% of the portfolios of which constitute investments of the character, quality and maturity described in clauses (1) through (7) of this definition;

(9)	any substantially similar investment to the kinds described in clauses (1) through (7) of this definition rated at least “P-2” by Moody’s or “A-2” by S&P or the equivalent thereof; and
(10)	deposits or payments made to the FCC in connection with the auction or licensing of Governmental Authorizations that are fully refundable.
“Change of Control” means the occurrence of any of the following:
(1)
the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of Issuer and its Restricted Subsidiaries taken as a whole to any “person” (as that term is used in Section 13(d) of the Exchange Act) other than any such disposition to a Restricted Subsidiary or a Permitted Holder;

(2)	the adoption of a plan relating to the liquidation or dissolution of Issuer;
(3)
the consummation of any transaction (including any merger or consolidation), the result of which is that any “person” (as defined above), other than a Permitted Holder, becomes the Beneficial Owner, directly or indirectly, of more than 50% of the Voting Stock of Parent (or its successor by merger, consolidation or purchase of all or substantially all of its assets or its equity), measured by voting power rather than number of shares; or

(4)	Issuer ceases to be a direct or indirect Wholly-Owned Subsidiary of Parent.
provided that the MetroPCS Transactions and other transactions pursuant to the MetroPCS Business Combination Agreement (including the changes to the Beneficial Ownership of the Voting Stock of Parent contemplated therein) shall not be a Change of Control.
“Change of Control Triggering Event” means, with respect to any series of notes, the occurrence of a Change of Control (x) that is accompanied or followed by a downgrade by one or more gradations (including gradations within ratings categories as well as between ratings categories) or withdrawal of the rating of such series of notes within the Ratings Decline Period by at least two out of the three Rating Agencies and (y) the rating of such series of notes on any day during such Ratings Decline Period is below the rating by each such Rating Agency in effect immediately preceding the first public announcement of the Change of Control (or occurrence thereof if such Change of Control occurs prior to public announcement), provided that in making the relevant decision(s) referred to above to downgrade or withdraw such ratings, as applicable, the relevant Rating Agency announces publicly or confirms in writing during such Ratings Decline Period that such decision(s) resulted, in whole or in part, from the occurrence (or expected occurrence) of such Change of Control or the announcement of the intention to effect such Change of Control; provided, further, that no Change of Control Triggering Event shall be deemed to occur if at the time of the applicable downgrade the rating of such series of notes by at least two out of the three Rating Agencies is Investment Grade.
“Closing Date” means the date on which the MetroPCS Merger was consummated, or May 1, 2013.
“Consolidated Cash Flow” means, with respect to any specified Person for any period, the Consolidated Net Income of such Person for such period plus, without duplication:
(1)
provision for taxes based on income or profits of such Person and its Restricted Subsidiaries for such period, to the extent that such provision for taxes was deducted in computing such Consolidated Net Income; plus

(2)
the Consolidated Interest Expense of such Person and its Restricted Subsidiaries for such period, to the extent that such Consolidated Interest Expense was deducted in computing such Consolidated Net Income; plus

(3)
depreciation, amortization (including non-cash impairment charges and any write-off or write-down or amortization of intangibles but excluding amortization of ordinary course prepaid cash expenses that were paid in a prior period) and other non-cash expenses or charges (excluding any such non-cash expense to the extent that it represents an ordinary course accrual of or reserve for cash expenses in any future period or amortization of any ordinary course prepaid cash expense that was paid in a prior period) of such Person and its Restricted Subsidiaries for such period to the extent that such depreciation, amortization and other non-cash expenses or charges were deducted in computing such Consolidated Net Income; plus

(4)
any nonrecurring or unusual gains or losses or income, expenses or charges (including all fees and expenses relating thereto), including (a) any fees, expenses and costs relating to the Towers Transaction, (b) any fees, expenses or charges related to any sale or offering of Equity Interests of such Person or Parent, any acquisition or disposition or any Indebtedness, in each case that is permitted to be incurred hereunder (in each case, whether or not successful), or the offering, amendment or modification of any debt instrument, including the offering, any amendment or other modification of the notes, provided that Consolidated Cash Flow shall not be deemed to be increased by more than $250.0 million in any twelve-month period pursuant to this clause (b), (c) any premium, penalty or fee paid in relation to any repayment, prepayment or

(5)
repurchase of Indebtedness, (d) any fees or expenses relating to the MetroPCS Transactions and the offering, issuance and sale (in each case, whether or not successful) of the DT Notes and any “Exchange Notes” (as defined in the base indenture) issued in respect thereof and the Permitted MetroPCS Notes and any “Exchange Notes” (as defined in the $1.75B Notes Indenture), and (e) restructuring charges, integration costs (including retention, relocation and contract termination costs) and related costs and charges; plus

(6)	New Market Losses; minus
(7)
non-cash items increasing such Consolidated Net Income for such period, other than the accrual of revenue in the ordinary course of business, in each case, on a consolidated basis and determined in accordance with GAAP.

Notwithstanding the preceding, the provision for taxes based on the income or profits of, and the depreciation and amortization and other non-cash expenses of, a Restricted Subsidiary of Issuer that is not a Subsidiary Guarantor will be added to Consolidated Net Income to compute Consolidated Cash Flow of Issuer only to the extent that a corresponding amount would be permitted at the date of determination to be dividended to Issuer by such Restricted Subsidiary without prior governmental approval (that has not been obtained), and without direct or indirect restriction pursuant to the terms of its charter and all agreements, instruments, judgments, decrees, orders, statutes, rules and governmental regulations applicable to that Restricted Subsidiary or its stockholders.
For the avoidance of doubt, calculations of “Consolidated Cash Flow” of Issuer for any period prior to the Closing Date for purposes of calculating the Debt to Cash Flow Ratio shall be on a pro forma basis as described in the last paragraph of the definition of “Debt to Cash Flow Ratio.”
“Consolidated Indebtedness” means, with respect to any Person as of any date of determination, the sum, without duplication, of (i) the total amount of Indebtedness of such Person and its Restricted Subsidiaries, plus (ii) the total amount of Indebtedness of any other Person, to the extent that such Indebtedness has been Guaranteed by the referent Person or one or more of its Restricted Subsidiaries, plus (iii) the aggregate liquidation value of all Disqualified Stock of such Person and all Preferred Stock of Subsidiaries of such Person, in each case, determined on a consolidated basis in accordance with GAAP.
“Consolidated Interest Expense” means, with respect to any Person for any period, the sum of, without duplication:
(1)
the consolidated interest expense of such Person and its Subsidiaries for such period, whether paid or accrued (including amortization of debt issuance costs or original issue discount, non-cash interest payments, the interest component of any deferred payment obligations, the interest component of all payments associated with Capital Lease Obligations, commissions, discounts and other fees and charges incurred in respect of letter of credit or bankers’ acceptance financings, and net of payments (if any) pursuant to Hedging Obligations); plus

(2)	the consolidated interest expense of such Person and its Restricted Subsidiaries that was capitalized during such period; plus
(3)
any interest expense on that portion of Indebtedness of another Person that is guaranteed by such Person or one of its Restricted Subsidiaries or secured by a Lien on assets of such Person or one of its Restricted Subsidiaries (whether or not such Guarantee or Lien is called upon); plus

(4)
the product of (a) all dividend payments on any series of Preferred Stock of such Person or any of its Restricted Subsidiaries; times (b) a fraction, the numerator of which is one and the denominator of which is one minus the then current combined federal, state and local statutory tax rate of such Person, expressed as a decimal;

in each case, on a consolidated basis and in accordance with GAAP; excluding, however, any amount of such interest of any Restricted Subsidiary of the referent Person if the net income of such Restricted Subsidiary is excluded in the calculation of Consolidated Net Income pursuant to clause (2) of the definition thereof (but only in the same proportion as the net income of such Restricted Subsidiary is excluded from the calculation of Consolidated Net Income pursuant to clause (2) of the definition thereof). Notwithstanding the foregoing, if any lease or other liability is reclassified as indebtedness or as a Capital Lease Obligation due to a change in accounting principles or the application thereof after the Closing Date, the interest component of all payments associated with such lease or other liability shall be excluded from Consolidated Interest Expense.
“Consolidated Net Income” means, with respect to any specified Person for any period, the aggregate of the Net Income of such Person and its Restricted Subsidiaries for such period, on a consolidated basis, determined in accordance with GAAP; provided that:
(1)
the positive Net Income of any Person that is not a Restricted Subsidiary or that is accounted for by the equity method of accounting will be included only to the extent of the amount of dividends or similar distributions paid in cash to the specified Person or a Restricted Subsidiary of the Person;

(2)
solely for the purpose of determining the amount available for Restricted Payments under clause 3(A) of the second paragraph of the covenant described above under the caption “—Certain Covenants—Restricted Payments” the Net Income of any Restricted Subsidiary that is not a Guarantor will be excluded to the extent that the declaration or payment of dividends or similar distributions by that Restricted Subsidiary of that Net Income is not at the date of determination permitted without any prior governmental approval (that has not been obtained) or, directly or indirectly, by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Restricted Subsidiary or its stockholders;

(3)	the effect of a change in accounting principles or in the application thereof (including any change to IFRS and any cumulative effect adjustment) will be excluded;
(4)
unrealized losses and gains attributable to Hedging Obligations, including those resulting from the application of the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 815, will be excluded; and

(5)	any non-cash compensation charge or expense realized from grants of stock, stock appreciation or similar rights, stock option or other rights to officers, directors and employees, will be excluded.
“Contribution Indebtedness” means, Indebtedness in an aggregate principal amount at any one time outstanding, including all Permitted Refinancing Indebtedness incurred to renew, refund, refinance, replace, defease or discharge such Indebtedness, not to exceed 150% of the aggregate amount of all Net Equity Proceeds.
“Convertible Debt” means Debt of Issuer (which may be Guaranteed by the Guarantors) permitted to be incurred hereunder that is either (a) convertible or exchangeable into common stock of Parent (and cash in lieu of fractional shares) and/or cash (in an amount determined by reference to the price of such common stock) or (b) sold as units with call options, warrants or rights to purchase (or substantially equivalent derivative transactions) that are exercisable for common stock of Parent and/or cash (in an amount determined by reference to the price of such common stock).
“Corporate Trust Office of the Trustee” means, solely for purposes of presenting the notes, Deutsche Bank Trust Company Americas located at 60 Wall Street, New York, NY 10005, and, for all other purposes, the office of the trustee at which any time its corporate trust business will be administered, which at the date hereof is located at 60 Wall Street, New York, NY 10005, or such other address as the trustee may designate from time to time by notice to the holders and Issuer, or the principal corporate trust office of any successor trustee (or such other address as such successor trustee may designate from time to time by notice to the holders and Issuer).
“Credit Agreement” means the Credit Agreement, dated April 1, 2020, by and among Parent, Issuer, the subsidiaries of Issuer party thereto, the financial institutions from time to time parties thereto and Deutsche Bank AG New York Branch, as administrative agent, together with the related documents thereto.
“Credit Facilities” means, one or more debt facilities (including the Term Loan Credit Agreement), capital leases, purchase money financings or commercial paper facilities, providing for revolving credit loans, term loans, receivables financing (including through the sale of receivables to such lenders or to special purpose entities formed to borrow from such lenders against such receivables), capital leases, purchase money debt, debt securities or letters of credit, in each case, as amended, restated, modified, renewed, refunded, replaced (whether upon or after termination or otherwise) or refinanced (including, in each case, by means of sales of debt securities to institutional investors) in whole or in part from time to time.
“Debt to Cash Flow Ratio” means, with respect to any Person as of any date of determination, the ratio of (a) the Consolidated Indebtedness of such Person as of such date, less cash and Cash Equivalents, to (b) the Consolidated Cash Flow of such Person for the four most recent full fiscal quarters ending immediately prior to such date for which internal financial statements are available.
For purposes of making the computation referred to above:
(1)
pro forma effect shall be given to Asset Dispositions and Asset Acquisitions (including the MetroPCS Merger and including giving pro forma effect to any related financing transactions and the application of proceeds of any Asset Disposition) that occur during such four-quarter period or subsequent to such four quarter period but on or prior to the date on which the Debt to Cash Flow Ratio is to be calculated as if they had occurred and such proceeds had been applied on the first day of such four-quarter period;

(2)
pro forma effect shall be given to asset dispositions and, asset acquisitions (including giving pro forma effect to any related financing transactions and the application of proceeds of any asset disposition) that have been made by any Person that has become a Restricted Subsidiary of Issuer or has been merged with or into Issuer (including MetroPCS Wireless, Inc.) or any Restricted Subsidiary during such four-quarter period or subsequent to such four quarter period but on or prior to the date on which the Debt to Cash Flow Ratio is to be calculated and that would have constituted Asset Dispositions or Asset Acquisitions had such transactions occurred when such Person was a Restricted Subsidiary, as if such asset dispositions or asset acquisitions were Asset Dispositions or Asset Acquisitions that occurred on the first day of such four-quarter period;

(3)
to the extent that the pro forma effect of any transaction is to be made pursuant to clause (1) or (2) above, such pro forma effect shall be determined in good faith on a reasonable basis by a responsible financial or accounting officer of the specified Person, whose determination shall be conclusive, as if the subject transaction(s) had occurred on the first day of the four-quarter reference period and Consolidated Cash Flow for such reference period shall be calculated without giving effect to clause (3) of the proviso set forth in the definition of Consolidated Net Income;

(4)
the Consolidated Cash Flow attributable to discontinued operations, as determined in accordance with GAAP, and operations or businesses disposed of (without duplication of clauses (1) and (2) above) prior to the date on which the Debt to Cash Flow Ratio is to be calculated, shall be excluded;

(5)
any Person that is a Restricted Subsidiary on the date on which the Debt to Cash Flow Ratio is to be calculated will be deemed to have been a Restricted Subsidiary at all times during such four-quarter period; and

(6)
any Person that is not a Restricted Subsidiary on the date on which the Debt to Cash Flow Ratio is to be calculated will be deemed not to have been a Restricted Subsidiary at any time during such four-quarter period.

For the avoidance of doubt, if the Debt to Cash Flow Ratio is determined for any period commencing prior to the date that is four fiscal quarters after the fiscal quarter during which the Closing Date occurs, the Debt to Cash

Flow Ratio shall be calculated giving pro forma effect to the MetroPCS Transactions as if the MetroPCS Transactions had occurred on the first day of the four quarter reference period.
“December 2012 Sixth Supplemental Indenture” means the Sixth Supplemental Indenture, dated as of December 14, 2012, among MetroPCS Wireless, Inc., the guarantors party thereto and Wells Fargo Bank, N.A., as trustee, to the September 2010 Senior Notes Indenture.
“Default” means any event that is, or with the passage of time or the giving of notice or both would be, an Event of Default.
“Designated Entity” means any Designated Tower Entity.
“Designated Non-cash Consideration” means the Fair Market Value (as determined in good faith by issuer) of non-cash consideration received by Issuer or a Restricted Subsidiary in connection with an Asset Sale that is so designated as Designated Non-cash Consideration pursuant to an officers’ certificate, setting forth such valuation, less the amount of cash and Cash Equivalents received in connection with a subsequent sale of, or other receipt of cash and Cash Equivalents in respect of, such Designated Non-cash Consideration.
“Designated Tower Entity” means any entity established solely or primarily for the limited purpose of holding wireless communications sites, towers, and related contracts, equipment, improvements, real estate, and other assets, and performing other activities incidental thereto or in connection with the Towers Transaction. For the avoidance of doubt, T-Mobile USA Tower LLC and T-Mobile West Tower LLC are each Designated Tower Entities.
“Disqualified Stock” means, with respect to notes of any series, any Capital Stock that, by its terms (or by the terms of any security into which it is convertible, or for which it is exchangeable, in each case, at the option of the holder of the Capital Stock), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or redeemable at the option of the holder of the Capital Stock, in whole or in part, on or prior to the date that is 91 days after the date on which the notes of the applicable series mature; provided that any class of Capital Stock of such Person that, by its terms, requires such Person to satisfy in full its obligations with respect to the payment of dividends or upon maturity, redemption (pursuant to a sinking fund or otherwise) or repurchase thereof or otherwise by the delivery of Capital Stock, and that is not convertible, puttable or exchangeable for cash, Disqualified Stock or Indebtedness, will not be deemed to be Disqualified Stock, so long as such Person satisfies its obligations with respect thereto solely by the delivery of Capital Stock. Notwithstanding the preceding sentence, any Capital Stock that would constitute Disqualified Stock solely because the holders of the Capital Stock have the right to require Issuer to repurchase such Capital Stock upon the occurrence of a change of control or an asset sale will not constitute Disqualified Stock if the terms of such Capital Stock provide that Issuer may not repurchase or redeem any such Capital Stock pursuant to such provisions unless such repurchase or redemption complies with the covenant described above under the caption “—Certain Covenants—Restricted Payments.” The amount of Disqualified Stock deemed to be outstanding at any time for purposes of the indenture will be the maximum amount that Issuer and its Restricted Subsidiaries may become obligated to pay upon the maturity of, or pursuant to any mandatory redemption provisions of, such Disqualified Stock, exclusive of accrued dividends.
“Domestic Restricted Subsidiary” means any Restricted Subsidiary that is not a Foreign Subsidiary.
“DT” means Deutsche Telekom AG, an Aktiengesellschaft organized and existing under the laws of the Federal Republic of Germany.
“DT Notes” shall have the meaning assigned to such term in the MetroPCS Business Combination Agreement.
“Equity Interests” means Capital Stock and all warrants, options or other rights to acquire Capital Stock (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock).
“Existing Indebtedness” means (a) Indebtedness of Issuer and its Subsidiaries (other than Indebtedness in respect of the DT Notes) in existence on the Closing Date, until such amounts are repaid, (b) (1) the $1.75B Notes in existence on the Closing Date (and any “Exchange Notes” (as defined in the $1.75B Notes Indenture) relating thereto), and (2) all other Indebtedness of MetroPCS Wireless, Inc. and its Subsidiaries in existence on the Closing Date that was not incurred in violation of the terms of the MetroPCS Business Combination Agreement, in each case until such amounts are repaid (provided that the aggregate principal amount of Indebtedness incurred in contemplation of the MetroPCS Transactions, including any Indebtedness in the form of the $1.75B Notes and notes issued on the date of the base indenture, in each case permitted by this clause (b), shall not exceed $20.5 billion).

“Existing Sprint Spectrum Financing Documents” means each agreement, instrument or other document entered into or delivered from time to time in connection with the Existing Sprint Spectrum Notes Program, including without limitation the Existing Sprint Spectrum Notes, the Existing Sprint Spectrum Indenture, the Intra-Company Spectrum Lease Agreement, dated as of October 27, 2016, among certain of the Existing Sprint Spectrum Subsidiaries, Sprint Communications, Inc., and the other parties thereto, and each “Transaction Document” (as defined in the Existing Sprint Spectrum Indenture), each as amended, supplemented or otherwise modified from time to time.
“Existing Sprint Spectrum Indenture” means the Indenture, dated as of October 27, 2016, by and among Sprint Spectrum Co LLC, Sprint Spectrum Co II LLC, Sprint Spectrum Co III LLC, and Deutsche Bank Trust Company Americas, as trustee, as amended, supplemented or otherwise modified from time to time, including as supplemented with respect to each series of Existing Sprint Spectrum Notes.
“Existing Sprint Spectrum Issuers” means Sprint Spectrum Co LLC, Sprint Spectrum Co II LLC, Sprint Spectrum Co III LLC, and their successors and assigns.
“Existing Sprint Spectrum Notes” means the Existing Sprint Spectrum Issuers’ Series 2018-1 4.738% Senior Secured Notes, Class A-1, Series 2018-1 5.152% Senior Secured Notes, Class A-2, Series 2016-1 3.360% Senior Secured Notes, Class A-1, and any other note or series of notes issued under the Existing Sprint Spectrum Indenture from time to time, in an aggregate principal amount outstanding for all of the foregoing not to exceed the Existing Sprint Spectrum Program Cap at any time.
“Existing Sprint Spectrum Program” means the transactions contemplated by the Existing Sprint Spectrum Financing Documents, including the issuance of any Existing Sprint Spectrum Notes.
“Existing Sprint Spectrum Program Cap” means $7,000,000,000.
“Existing Sprint Spectrum Subsidiary” means any of Sprint Spectrum Depositor LLC, Sprint Spectrum Depositor II LLC, Sprint Spectrum Depositor III LLC, Sprint Intermediate HoldCo LLC, Sprint Intermediate HoldCo II LLC, Sprint Intermediate HoldCo III LLC, Sprint Spectrum PledgeCo LLC, Sprint Spectrum PledgeCo II LLC, Sprint Spectrum PledgeCo III LLC, each Existing Sprint Spectrum Issuer, Sprint Spectrum License Holder LLC, Sprint Spectrum License Holder II LLC and Sprint Spectrum License Holder III LLC, their successors and assigns, and any Subsidiary of the foregoing.
“Existing Sprint Unsecured Notes” means (i) the 6.875% Senior Notes due 2028 issued pursuant to the Sprint Capital Corporation Indenture, as supplemented by that certain Officers’ Certificate dated as of November 16, 1998, (ii) the 8.750% Senior Notes due 2032 issued pursuant to the Sprint Capital Corporation Indenture, as supplemented by that certain Officers’ Certificate dated as of March 8, 2002, (iii) the 11.500% Senior Notes due 2021 issued pursuant to the Sprint Communications, Inc. Indenture, as supplemented by that certain First Supplemental Indenture dated as of November 9, 2011, between Sprint Communications, Inc. (formerly known as Sprint Nextel Corporation) and The Bank of New York Trust Company, N.A., as trustee, (iv) the 7.000% Notes due 2020 issued pursuant to the Sprint Communications, Inc. Indenture, as supplemented by that certain Fifth Supplemental Indenture dated as of August 14, 2012, between Sprint Communications, Inc. (formerly known as Sprint Nextel Corporation), and The Bank of New York Trust Company, N.A., as trustee, (v) the 6.000% Notes due 2022 issued pursuant to the Sprint Communications, Inc. Indenture, as supplemented by that certain Sixth Supplemental Indenture dated as of November 14, 2012, between Sprint Communications, Inc. (formerly known as Sprint Nextel Corporation), and The Bank of New York Trust Company, N.A., as trustee, (vi) the 7.250% Notes due 2021 issued pursuant to the Sprint Corporation Indenture, as supplemented by that certain First Supplemental Indenture dated as of September 11, 2013, among Sprint Corporation, Sprint Communications, Inc., as guarantor, and the Bank of New York Mellon Trust Company, N.A., as trustee (vii) the 7.875% Notes due 2023 issued pursuant to the Sprint Corporation Indenture, as supplemented by that certain Second Supplemental Indenture dated as of September 11, 2013, among Sprint Corporation, Sprint Communications, Inc., as guarantor, and the Bank of New York Mellon Trust Company, N.A., as trustee, (viii) the 7.125% Notes due 2024 issued pursuant to the Sprint Corporation Indenture, as supplemented by that certain Third Supplemental Indenture dated as of December 12, 2013, among Sprint Corporation, Sprint Communications, Inc., as guarantor, and the Bank of New York Mellon Trust Company, N.A., as trustee, (ix) the 7.625% Notes due 2025 issued pursuant to the Sprint Corporation Indenture, as supplemented by that certain Fourth Supplemental Indenture dated as of February 24, 2015, among Sprint Corporation, Sprint Communications, Inc., as guarantor, and the Bank of New York Mellon Trust Company, N.A., as trustee and (x) the 7.625% Notes due 2026 issued pursuant to the Sprint Corporation Indenture, as supplemented by that certain Fifth Supplemental Indenture dated as of February 22, 2018, among Sprint Corporation, Sprint Communications, Inc., as guarantor, and the Bank of New York Mellon Trust Company, N.A., as trustee.
“Existing T-Mobile Secured Notes” means (i) the 3.500% Senior Notes due 2025 issued pursuant to the Indenture, dated as of April 9, 2020, among T-Mobile USA, Inc., the guarantors party thereto and Deutsche Bank Trust Company Americas, as trustee (the “April 2020 Base Indenture”), as supplemented by that certain First Supplemental Indenture dated as of April 9, 2020, among T-Mobile USA, Inc., the guarantors named therein and Deutsche Bank Trust Company Americas, as trustee, (ii) the 3.750% Senior Notes due 2027 issued pursuant to the April 2020 Base Indenture, as supplemented by that certain Second Supplemental Indenture dated as of April 9 2020, among T-Mobile USA, Inc., the guarantors named therein and Deutsche Bank Trust Company Americas, as trustee, (iii) the 3.875% Senior Notes due 2030 issued pursuant to the April 2020 Base Indenture, as supplemented by that certain Third Supplemental Indenture dated as of April 9 2020, among T-Mobile USA, Inc., the guarantors named therein and Deutsche Bank Trust Company Americas, as trustee, (iv) the 4.375% Senior Notes due 2040 issued pursuant to the April 2020 Base Indenture, as supplemented by that certain Fourth Supplemental Indenture dated as of April 9 2020, among T-Mobile USA, Inc., the guarantors named therein and Deutsche Bank Trust Company Americas, as trustee, (v) the 4.500% Senior Notes due 2050 issued pursuant to the April 2020 Base Indenture, as supplemented by that certain Fifth Supplemental Indenture dated as of April 9 2020, among T-Mobile USA, Inc., the guarantors named therein and Deutsche Bank Trust Company Americas, as trustee, (vi) the 1.500% Senior Notes due 2026 issued pursuant to the April 2020 Base Indenture, as supplemented by that certain Seventh Supplemental Indenture dated as of April 9 2020, among T-Mobile USA, Inc., the guarantors named therein and Deutsche Bank Trust Company Americas, as trustee, (vii) the 2.050% Senior Notes due 2028 issued pursuant to the April 2020 Base Indenture, as supplemented by that certain Eighth Supplemental Indenture dated as of April 9 2020, among T-Mobile USA, Inc., the guarantors named therein and Deutsche Bank Trust Company Americas, as trustee and (viii) the 2.550% Senior Notes due 2031 issued pursuant to the April 2020 Base Indenture, as supplemented by that certain Ninth Supplemental Indenture dated as of April 9 2020, among T-Mobile USA, Inc., the guarantors named therein and Deutsche Bank Trust Company Americas, as trustee.
“Existing T-Mobile Unsecured Notes” means (i) the 6.000% Senior Notes due 2023 issued pursuant to the Indenture, dated as of April 28, 2013, among T-Mobile USA, Inc., the guarantors party thereto and Deutsche Bank Trust Company Americas, as trustee (the “April 2013 Base Indenture”), as supplemented by that certain Seventeenth Supplemental Indenture dated as of September 5, 2014, among T-Mobile USA, Inc., the guarantors named therein and Deutsche Bank Trust Company Americas, as trustee, (ii) the 6.500% Senior Notes due 2026 issued pursuant to the April 2013 Base Indenture, as supplemented by that certain Twentieth Supplemental Indenture dated as of November 5, 2015, among T-Mobile USA, Inc., the guarantors named therein and Deutsche Bank Trust Company Americas, as trustee, (iii) the 6.000% Senior Notes due 2024 issued pursuant to the April 2013 Base Indenture, as supplemented by that certain Twenty-First Supplemental Indenture dated as of April 1, 2016, among T-Mobile USA, Inc., the guarantors named therein and Deutsche Bank Trust Company Americas, as trustee, (iv) the 4.000% Senior Notes due 2022 issued pursuant to the April 2013 Base Indenture, as supplemented by that certain Twenty-Third Supplemental Indenture dated as of March 16, 2017, among T-Mobile USA, Inc., the guarantors named therein and Deutsche Bank Trust Company Americas, as trustee, (v) the 5.125% Senior Notes due 2025 issued pursuant to the April 2013 Base Indenture, as supplemented by that certain Twenty-Fourth Supplemental Indenture dated as of March 16, 2017, among T-Mobile USA, Inc., the guarantors named therein and Deutsche Bank Trust Company Americas, as trustee, (vi) the 5.375% Senior Notes due 2027 issued pursuant to the April 2013 Base Indenture, as supplemented by that certain Twenty-Fifth Supplemental Indenture dated as of March 16, 2017, among T-Mobile USA, Inc., the guarantors named therein and Deutsche Bank Trust Company Americas, as trustee, (vii) the 4.000% Senior Notes due 2022-1 issued pursuant to the April 2013 Base Indenture, as supplemented by that certain Twenty-Sixth Supplemental Indenture dated as of April 27, 2017, among T-Mobile USA, Inc., the guarantors named therein and Deutsche Bank Trust Company Americas, as trustee, (viii) the 5.375% Senior Notes due 2027-1 issued pursuant to the April 2013 Base Indenture, as supplemented by that certain Twenty-Eighth Supplemental Indenture dated as of April 28, 2017, among T-Mobile USA, Inc., the guarantors named therein and Deutsche Bank Trust Company Americas, as trustee, (ix) the 4.500% Senior Notes due 2026 issued pursuant to the April 2013 Base Indenture, as supplemented by that certain Thirty-Second Supplemental Indenture, dated as of January 25, 2018, among T-Mobile USA, Inc., the guarantors named therein and Deutsche Bank Trust Company Americas, as trustee, (x), the 4.750% Senior Notes due 2028 issued pursuant to the April 2013 Base Indenture, as supplemented by that certain Thirty-Third Supplemental Indenture dated as of January 25, 2018, among T-Mobile USA, Inc., the guarantors named therein and Deutsche Bank Trust Company Americas, as trustee, (xi) the 4.500% Senior Notes due 2026-1 issued pursuant to the April 2013 Base Indenture, as supplemented by that certain Thirty-Fifth Supplemental Indenture, dated as of April 30, 2018, among T-Mobile USA, Inc., the guarantors named therein and Deutsche Bank Trust Company Americas, as trustee and (xii) the 4.750% Senior Notes due 2028-1 issued pursuant to the April 2013 Base Indenture, as supplemented by that certain Thirty-Sixth Supplemental Indenture, dated as of April 30, 2018, among T-Mobile USA, Inc., the guarantors named therein and Deutsche Bank Trust Company Americas, as trustee.
“Fair Market Value” means the value that would be paid by a willing buyer to an unaffiliated willing seller in a transaction not involving distress or necessity of either party, determined in good faith by Issuer’s Board of Directors or a senior officer of Issuer, which determination shall be conclusive.
“FCC” means the United States Federal Communications Commission and any successor agency that is responsible for regulating the United States telecommunications industry.
“FCC Licenses” means all licenses or permits now or hereafter issued by the FCC.
“Fitch” means Fitch Inc. and its successors.
“Foreign Subsidiary” means any Subsidiary of Issuer other than a Subsidiary organized under the laws of the United States or any state of the United States or the District of Columbia, or any direct or indirect subsidiary thereof.
“GAAP” means generally accepted accounting principles as in effect on the date of any calculation or determination required under the notes or the indenture. Notwithstanding the foregoing, at any time, (i) Issuer may elect to apply IFRS accounting principles in lieu of GAAP and, upon any such election, references herein to GAAP or parts of the Accounting Standards Codification or “ASC” shall thereafter be construed to mean IFRS (except as otherwise provided in the indenture); provided that any such election, once made, shall be irrevocable; provided, further, that any calculation or determination in the indenture that requires the application of GAAP for periods that include fiscal quarters ended prior to Issuer’s election to apply IFRS shall remain as previously calculated or determined in accordance with GAAP and (ii) Issuer, on any date, may elect to establish that GAAP shall mean GAAP as in effect on such date; provided that any such election, once made, shall be irrevocable. Issuer shall give notice of any such election made in accordance with this definition to the trustee and the holders of notes.
“Government Securities” means direct obligations (or certificates representing an ownership interest in such obligations) of the United States of America (including any agency or instrumentality thereof) for the payment of which the full faith and credit of the United States of America is pledged and which are not callable or redeemable at the issuer’s option.
“Governmental Authorization” means any permit, license, authorization, plan, directive, consent, permission, consent order or consent decree of or from any governmental authority.
“Guarantee” means a guarantee other than by endorsement of negotiable instruments for collection in the ordinary course of business, direct or indirect, in any manner including by way of a pledge of assets or through letters of credit or reimbursement agreements in respect thereof, of all or any part of any Indebtedness (whether arising by virtue of partnership arrangements, or by agreements to keep-well, to purchase assets, goods, securities or services, to take or pay or to maintain financial statement conditions or otherwise).
“Guarantor” means, with respect to the notes of any series, any Person who has guaranteed the obligations of Issuer under the applicable indenture until released from its Note Guarantee pursuant to the provisions of the applicable indenture.
“Hedging Obligations” means, with respect to any specified Person, the obligations of such Person under:
(1)	interest rate swap agreements (whether from fixed to floating or from floating to fixed), interest rate cap agreements and interest rate collar agreements;
(2)	other agreements or arrangements designed to manage interest rates or interest rate risk; and
(3)	other agreements or arrangements designed to protect such Person against fluctuations in currency exchange rates or commodity prices, and any guarantee in respect thereof.
“IFRS” means the international accounting standards promulgated by the International Accounting Standards Board and its predecessors, as adopted by the European Union, as in effect from time to time.

“Immaterial Subsidiary” means any Subsidiary of Issuer that at any time has less than the greater of (x) $250.0 million in Total Assets or (y) Total Assets accounting for 0.33% of Issuer’s Total Assets; provided that the aggregate Total Assets of all Immaterial Subsidiaries shall not at any time exceed the greater of (x) $750.0 million and (y) 1.00% of Issuer’s Total Assets.
“Indebtedness” means, with respect to any specified Person, without duplication,
(1)	any indebtedness of such Person (excluding accrued expenses and trade payables), whether or not contingent:
(a)	in respect of borrowed money;
(b)	evidenced by bonds, notes, debentures or similar instruments or letters of credit (or reimbursement agreements in respect thereof);
(c)	in respect of banker’s acceptances;
(d)	representing Capital Lease Obligations;
(e)	representing the balance deferred and unpaid of the purchase price of any property or services due more than six months after such property is acquired or such services are completed; or
(f)	representing any Hedging Obligations; and
(2)	any financial liabilities recorded in respect of the upfront proceeds received in connection with the Towers Transaction, in each case, if and only to the extent any of the preceding items (other than letters of credit and Hedging Obligations) would appear as a liability upon a balance sheet of the specified Person prepared in accordance with GAAP. In addition, the term “Indebtedness” includes all Indebtedness of others secured by a Lien on any asset of the specified Person (whether or not such Indebtedness is assumed by the specified Person) and, to the extent not otherwise included, the Guarantee by the specified Person of any Indebtedness of any other Person. Notwithstanding the foregoing, in no event shall the reclassification of any lease or other liability as indebtedness due to a change in accounting principles (or in the application thereof) after the Closing Date be deemed to be an incurrence of Indebtedness for any purpose under the indenture. The amount of any Indebtedness shall be determined in accordance with the last paragraph of the covenant described above under the caption “—Certain Covenants—Incurrence of Indebtedness and Issuance of Disqualified Stock and Preferred Stock.”
“Investments” means, with respect to any Person, all direct or indirect investments by such Person in other Persons (including Affiliates) in the forms of loans (including Guarantees), advances (excluding commission, travel, entertainment, drawing accounts and similar advances to directors, officers and employees made in the ordinary course of business and excluding the purchase of assets, equipment, property or accounts receivables created or acquired in the ordinary course of business) or capital contributions, and purchases or other acquisitions for consideration of Indebtedness, Equity Interests or other securities. If Issuer or any Restricted Subsidiary of Issuer sells or otherwise disposes of any Capital Stock of any direct or indirect Restricted Subsidiary of Issuer such that, after giving effect to any such sale or disposition, such Person is no longer a Restricted Subsidiary of Issuer, Issuer will be deemed to have made an Investment on the date of any such sale or disposition equal to the Fair Market Value of Issuer’s Investments in such Restricted Subsidiary that were not sold or disposed of in an amount determined as provided in the final paragraph of the covenant described above under the caption “—Certain Covenants—Restricted Payments.” The acquisition by Issuer or any Subsidiary of Issuer of a Person that holds an Investment in a third Person will be deemed to be an Investment by Issuer or such Subsidiary in such third Person in an amount equal to the Fair Market Value of the Investments held by the acquired Person in such third Person in an amount determined as provided in the final paragraph of the covenant described above under the caption “—Certain Covenants—Restricted Payments” as of the date the acquisition of the acquired Person is consummated. Except as otherwise provided in the indenture, the amount of an Investment will be determined at the time the Investment is made and without giving effect to subsequent changes in value.
“Investment Grade” means
(1)	with respect to Moody’s (or any successor company acquiring all or substantially all of its assets), a rating of Baa3 (or its equivalent under any successor rating category of Moody’s) or better;

(2)	with respect to S&P (or any successor company acquiring all or substantially all of its assets), a rating of BBB- (or its equivalent under any successor rating category of S&P) or better;
(3)	with respect to Fitch (or any successor company acquiring all or substantially all of its assets), a rating of BBB- (or its equivalent under any successor rating category of Fitch) or better; and
(4)
if any Rating Agency ceases to exist or ceases to rate the notes for reasons outside of the control of Issuer, the equivalent investment grade credit rating for the notes from any other “nationally recognized statistical rating organization”, as such term is defined under Section 3(a)(62) of the Exchange Act, selected by Issuer as a replacement agency.

“ISIS Joint Venture” means Amended and Restated LLC Agreement of JVL Ventures, LLC dated October 1, 2010, as amended.
“Issue Date” means the effective date of the Board Resolution, officers’ certificate or supplemental indenture pursuant to which the first series of DT Notes was issued under the base indenture, or April 28, 2013.
“January 2018 Notes Redemption” means the redemption in full by Issuer of its then-outstanding 6.125% Senior Notes due 2022 that occurred on January 16, 2018.
“Lien” means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law, including any conditional sale or other title retention agreement and any lease in the nature thereof.
“MetroPCS Business Combination Agreement” means that certain Business Combination Agreement, dated as of October 3, 2012, as amended from time to time, by and among Deutsche Telekom AG, T-Mobile Global Zwischenholding GmbH, T-Mobile Global Holding GmbH, Issuer and MetroPCS Communications, Inc.
“MetroPCS Merger” means the merger of MetroPCS Wireless, Inc. with and into Issuer with Issuer as the surviving Person, pursuant to the MetroPCS Business Combination Agreement.
“MetroPCS Transactions” means (i) the MetroPCS Merger, (ii) the offering of the Permitted MetroPCS Notes and the DT Notes and the incurrence of the TMUS Working Capital Facility, (iii) the refinancing of Existing Indebtedness on or prior to the Closing Date, (iv) the “Cash Payment” and the “MetroPCS Reverse Stock Split,” each as defined in the MetroPCS Business Combination Agreement, and (v) all other transactions consummated in connection therewith.
“Moody’s” means Moody’s Investors Service, Inc., and its successors.
“Net Equity Proceeds” means the net cash proceeds received by Issuer since the Closing Date as a contribution to its common equity capital or from the issue or sale of Equity Interests of Issuer (other than Disqualified Stock).
“Net Income” means, with respect to any specified Person, the net income (loss) of such Person, determined in accordance with GAAP and before any reduction in respect of Preferred Stock accretion or dividends, excluding, however:
(1)
any gain (or loss), together with any related provision for taxes on such gain (or loss) realized in connection with: (a) dispositions of assets (other than in the ordinary course of business); or (b) the extinguishment of any Indebtedness of such Person or any of its Restricted Subsidiaries; and

(2)	any extraordinary gain (or loss), together with any related provision for taxes on such extraordinary gain (or loss).
“Net Proceeds” means the aggregate cash proceeds received by Issuer or any of its Restricted Subsidiaries in respect of any Asset Sale (including any cash received upon the sale or other disposition of any non-cash consideration received in any Asset Sale, but excluding any items deemed to be cash pursuant to clause (2)(a) of the covenant described above under the caption “—Repurchase at the Option of Holders—Asset Sales”), net of all costs relating to such Asset Sale, including (a) legal, accounting and investment banking fees, finder’s fees, sales commissions, employee severance costs, and any relocation expenses incurred as a result of the Asset Sale, (b) taxes paid or payable as a result of the Asset Sale, in each case, after taking into account any available tax credits or deductions and any tax sharing arrangements, (c) amounts required to be applied to the repayment of Indebtedness, other than Indebtedness under a Credit Facility, secured by a Lien on the asset or assets that were the subject of such Asset Sale, (d) all distributions and other payments required to be made to minority interest holders in Restricted Subsidiaries as a result of such Asset Sale and (e) any amounts to be set aside in any reserve established in accordance with GAAP or any amount placed in escrow, in either case for adjustment in respect of the sale price of such properties or assets or for liabilities associated with such Asset Sale and retained by Issuer or any of its Restricted Subsidiaries until such time as such reserve is reversed or such escrow arrangement is terminated, in which case Net Proceeds shall include only the amount of the reserve so reversed or the amount returned to Issuer or its Restricted Subsidiaries from such escrow arrangement, as the case may be.
“New Markets” means the collective reference to any wireless telephone markets other than the metropolitan areas of Las Vegas, Nevada; Los Angeles, San Francisco and Sacramento, California; Detroit, Michigan; Dallas/Fort Worth, Texas; Tampa/Sarasota, Orlando, Miami and Jacksonville, Florida; Atlanta, Georgia; Philadelphia, Pennsylvania; New York, New York; Boston, Massachusetts; and Hartford, Connecticut.
“New Market Losses” means, for any period, to the extent such losses were deducted in computing such Consolidated Net Income during the applicable period, an amount equal to any extraordinary loss plus any net loss (without duplication) realized by Issuer or any of its Restricted Subsidiaries incurred in connection with construction, launch and operations in any New Market for such period, so long as such net losses are incurred on or prior to the fourth anniversary after the initial commencement of commercial operations in the applicable New Market.
“Non-Recourse Debt” means Indebtedness:
(1)
as to which neither Issuer nor any of its Restricted Subsidiaries (a) provides credit support of any kind (including any undertaking, agreement or instrument that would constitute Indebtedness), subject to customary “bad-boy” exceptions, (b) is directly or indirectly liable as a guarantor or otherwise, or (c) constitutes the lender;

(2)
no default with respect to which (including any rights that the holders of the Indebtedness may have to take enforcement action against an Unrestricted Subsidiary) would permit upon notice, lapse of time or both any holder of any other Indebtedness of Issuer or any of its Restricted Subsidiaries to declare a default on such other Indebtedness or cause the payment of the Indebtedness to be accelerated or payable prior to its Stated Maturity; and

(3)	as to which the lenders have been notified in writing that they will not have any recourse to the stock or assets of Issuer or any of its Restricted Subsidiaries.
“Note Guarantee” means the Guarantee by each Guarantor of obligations of Issuer under the indenture and the notes of any series, executed in accordance with the provisions of the indenture.
“Obligations” means any principal, interest, penalties, fees, indemnifications, reimbursements, cash collateral obligations, damages and other liabilities payable under the documentation governing any Indebtedness.
“Permitted Bond Hedge Transaction” means any call or capped call option (or substantively equivalent derivative transaction) on Parent’s common stock purchased by Issuer in connection with the issuance of any Convertible Debt; provided that the purchase price for such Permitted Bond Hedge Transaction, does not exceed the net cash proceeds received by Issuer from the sale of such Convertible Debt issued in connection with the Permitted Bond Hedge Transaction.
“Permitted Business” means those businesses in which Issuer and its Subsidiaries were engaged on the Closing Date, or any business similar, related, incidental or ancillary thereto or that constitutes a reasonable extension or expansion thereof, or any business reasonably related to the telecommunications industry, and the acquisition, holding or exploitation of any license relating to the delivery of those services.
“Permitted Holder” means (i) DT and (ii) any direct or indirect Subsidiary of DT.
“Permitted Investments” means:
(1)	any Investment in Issuer or in any Restricted Subsidiary of Issuer;
(2)	any Investment in Cash Equivalents;
(3)	any Investment by Issuer or any Restricted Subsidiary of Issuer in a Person, if as a result of such Investment:
(a)	such Person becomes a Restricted Subsidiary of Issuer; or
(b)	such Person is merged, consolidated or amalgamated with or into, or transfers or conveys substantially all of its assets to, or is liquidated into, Issuer or a Restricted Subsidiary of Issuer;

(4)
any Investment made as a result of the receipt of non-cash consideration from an Asset Sale that was made pursuant to and in compliance with the covenant described above under the caption “—Repurchase at the Option of Holders—Asset Sales”;

(5)	any acquisition of assets or Capital Stock solely in exchange for the issuance of Equity Interests (other than Disqualified Stock) of Issuer or Equity Interests of Parent;
(6)
any Investments received in compromise or resolution of (A) obligations of trade creditors or customers that were incurred in the ordinary course of business of Issuer or any of its Restricted Subsidiaries, including pursuant to any plan of reorganization or similar arrangement upon the bankruptcy or insolvency of any trade creditor or customer; or (B) litigation, arbitration or other disputes with Persons who are not Affiliates;

(7)	Investments represented by Hedging Obligations;
(8)
loans or advances to employees made in the ordinary course of business of Issuer or any Restricted Subsidiary of Issuer in an aggregate principal amount not to exceed $50.0 million at any one time outstanding;

(9)
any payment on or with respect to, or purchase, redemption, defeasement or other acquisition or retirement for value of (i) the notes, and any additional notes of the same series, (ii) the DT Notes, and any additional notes of the same series, and any Exchange Notes (as defined in the base indenture) relating thereto, (iii) any of the $1.75B Notes or (iv) any other Indebtedness that is pari passu with the notes;

(10)	advances and prepayments for asset purchases in the ordinary course of business in a Permitted Business of Issuer or any of its Restricted Subsidiaries;
(11)	Investments existing on the Closing Date, including Investments held by MetroPCS Wireless, Inc., Issuer and their Subsidiaries immediately prior to the MetroPCS Merger;
(12)
Investments in the ISIS Joint Venture having an aggregate Fair Market Value (measured on the date each such Investment was made and without giving effect to subsequent changes in value), when taken together with all other Investments made pursuant to this clause (12) since the Closing Date that are at that time outstanding, not to exceed $300.0 million;

(13)	Permitted Bond Hedge Transactions which constitute Investments;
(14)
(a) Permitted Joint Venture Investments, and (b) other Investments in any Person other than an Affiliate of Issuer (excluding any Person that is an Affiliate of Issuer solely by reason of Parent’s ownership, directly or indirectly, of Equity Interests or Parent’s control, of such Person or which becomes an Affiliate as a result of such Investment), to the extent such Investment under (a) or (b) has an aggregate Fair Market Value (measured on the date each such Investment was made and without giving effect to subsequent changes in value), when taken together with all other Investments made pursuant to this clause (14) that are at the time outstanding, not to exceed 12.5% of Issuer’s Total Assets on the date of such Investment;

(15)
Investments in a Person primarily engaged in a Permitted Business having an aggregate Fair Market Value (measured on the date each such Investment was made and without giving effect to subsequent changes in value), when taken together with all other Investments made pursuant to this clause (15) since the Closing Date that are at that time outstanding, not to exceed $250.0 million;

(16)	guarantees permitted under the covenant described under the caption “—Certain Covenants—Incurrence of Indebtedness and Issuance of Disqualified Stock and Preferred Stock”; and
(17)	deposits or payments made with the FCC in connection with the auction or licensing of Governmental Authorizations;
(18)
any Investment deemed made from time to time pursuant to the covenant described under the caption “—Certain Covenants—Designation of Restricted and Unrestricted Subsidiaries” in connection with a Specified Unrestricted Subsidiary Designation, in an amount equal to the aggregate Fair Market Value of all outstanding Investments owned by Issuer and its Restricted Subsidiaries in the Subsidiaries designated as Unrestricted Subsidiaries pursuant to such Specified Unrestricted Subsidiary Designation, but only to the extent not in excess of the aggregate Fair Market Value of all outstanding Investments owned by Issuer and its Restricted Subsidiaries in such designated Subsidiaries as of the Closing Date (for this purpose, it shall be assumed, as regards to Investments in any Designated Tower Entity, that all wireless communications sites, towers, and related contracts, equipment, improvements, real estate, and other assets of Issuer and its Subsidiaries subject to the Towers Transaction that are contemplated to be transferred to the Designated Tower Entities in accordance with the terms of the Towers Transaction, as contemplated in the Towers Transaction Agreements as in effect as of March 19, 2013, had been transferred to the Designated Tower Entities, whether or not all such transfers have in fact then taken place, but disregarding any transfers of assets not part of the Towers Transaction as contemplated in the Towers Transaction Agreements as in effect as of March 19, 2013);
(19)	any other Investments made in connection with the Towers Transaction, as contemplated in the Towers Transaction Agreements as in effect as of March 19, 2013;
(20)
other Investments; provided that the Debt to Cash Flow Ratio calculated on a pro forma basis in the manner described in the definition of “Debt to Cash Flow Ratio” after giving effect to such Investment would be equal to or less than 3.50 to 1.00; and

(21)	any other Investments made in connection with the Existing Sprint Spectrum Program.
Notwithstanding any other provision to the contrary, no Permitted Investment shall be deemed to be a Restricted Payment.
“Permitted Joint Venture Investment” means, with respect to any specified Person, Investments in any other Person engaged in a Permitted Business of which at least 40% of the outstanding Capital Stock of such other Person is at the time owned directly or indirectly by the specified Person.
“Permitted Liens” means:
(1)
Liens securing Indebtedness and other Obligations under Credit Facilities and/or securing Hedging Obligations related thereto permitted by clauses (1), (8) and (19) of the second paragraph of the covenant entitled “—Certain Covenants—Incurrence of Indebtedness and Issuance of Disqualified Stock and Preferred Stock,” provided that any secured Permitted Refinancing Indebtedness incurred in respect of Indebtedness or other Obligations previously secured pursuant to this clause (1) will be treated as Indebtedness secured pursuant to this clause (1) in making any determination as to whether additional Indebtedness or other Obligations may be secured pursuant to this clause (1);

(2)	Liens in favor of Issuer or the Guarantors;
(3)
Liens on property of a Person existing at the time such Person becomes a Restricted Subsidiary or is merged with or into or consolidated with Issuer or any Subsidiary of Issuer; provided that such Liens were in existence prior to the contemplation of such merger or consolidation and do not extend to any assets (other than improvements thereon, accessions thereto and proceeds thereof) other than those of the Person that becomes a Restricted Subsidiary or is merged into or consolidated with Issuer or the Subsidiary;

(4)
Liens on property (including Capital Stock) existing at the time of acquisition of the property by Issuer or any Subsidiary of Issuer; provided that such Liens were in existence prior to, and not incurred in contemplation of, such acquisition;

(5)
(a) bankers’ Liens, rights of setoff or similar rights and remedies as to deposit accounts or other funds maintained with a depositary institution, and (b) Liens, deposits (including deposits with the FCC) or pledges to secure the performance of bids, tenders, trade or governmental contracts, leases, licenses, statutory obligations, surety or appeal bonds, performance bonds or other obligations of a like nature incurred in the ordinary course of business;

(6)
Liens to secure Indebtedness (including Capital Lease Obligations) permitted by clause (4) of the second paragraph of the covenant entitled “—Certain Covenants—Incurrence of Indebtedness and Issuance of Disqualified Stock and Preferred Stock” covering only the assets (including the proceeds thereof, accessions thereto and upgrades thereof) acquired with or financed by such Indebtedness;

(7)	Liens existing on the Closing Date (including Liens on the assets of MetroPCS Wireless, Inc. and its Subsidiaries existing immediately prior to the MetroPCS Merger);

(8)
Liens for taxes, assessments or governmental charges or claims that are not yet delinquent or that are being contested in good faith by appropriate proceedings; provided that any reserve or other appropriate provision as is required in conformity with GAAP has been made therefor;

(9)
Liens imposed by law or contract, such as carriers’, warehousemen’s, suppliers’, vendors’, construction, repairmen’s, landlord’s and mechanics’ Liens or other similar Liens, in each case, incurred in the ordinary course of business;

(10)
survey exceptions, encumbrances, easements or reservations of, or rights of others for, licenses, rights-of-way, sewers, electric lines, telegraph and telephone lines and other similar purposes, or zoning or other restrictions as to the use of real property that were not incurred in connection with Indebtedness and that do not in the aggregate materially adversely affect the value of said properties or materially impair their use in the operation of the business of such Person;

(11)
Liens arising by reason of a judgment, attachment, decree or court order, to the extent not otherwise resulting in an Event of Default, and any Liens that are required to protect or enforce any rights in any administrative, arbitration or other court proceedings in the ordinary course of business;

(12)	Liens created for the benefit of (or to secure) the notes (or the Note Guarantees);
(13)	Liens to secure any Permitted Refinancing Indebtedness permitted to be incurred under the indenture; provided, however, that:
(a)
the new Lien shall be limited to all or part of the same property and assets that secured or, under the written agreements pursuant to which the original Lien arose, could secure the original Lien (plus improvements and accessions to such property and assets and proceeds or distributions of such property and assets and improvements and accessions thereto); and

(b)
the Indebtedness secured by the new Lien is not increased to any amount greater than the sum of (x) the outstanding principal amount, or, if greater, committed amount, of the Indebtedness being renewed, refunded, refinanced, replaced, defeased or discharged and (y) an amount necessary to pay any fees and expenses, including premiums, related to such renewal, refunding, refinancing, replacement, defeasance or discharge;

(14)
(a) Liens contained in purchase and sale agreements or lease agreements limiting the transfer of assets pending the closing of the transactions contemplated thereby or the termination of the lease, respectively, (b) spectrum leases or other similar lease or licensing arrangements contained in, or entered into in connection with, purchase and sale agreements, and (c) Liens relating to deposits or escrows established in connection with purchase and sale agreements;

(15)
Liens that may be deemed to exist by virtue of contractual provisions that restrict the ability of Issuer or any of its Subsidiaries from granting or permitting to exist Liens on their respective assets;

(16)	Liens in favor of the trustee as provided for in the indenture on money or property held or collected by the trustee in its capacity as trustee;
(17)
Liens on cash or Cash Equivalents securing (a) workers’ compensation claims, self-insurance obligations, unemployment insurance or other social security, old age pension, bankers’ acceptances, performance bonds, completion bonds, bid bonds, appeal bonds, indemnity bonds, specific performance or injunctive relief bonds, surety bonds, public liability obligations, or other similar bonds or obligations, or securing any Guarantees or letters of credit functioning as or supporting any of the foregoing, in each case incurred in the ordinary course of business or (b) letters of credit required to be issued for the benefit of any Person that controls a Permitted Joint Venture Investment to secure any put right for the benefit of the Person controlling the Permitted Joint Venture Investment;

(18)
Liens arising from Uniform Commercial Code financing statement filings regarding operating leases entered into in the ordinary course of business covering only the property under lease (plus improvements and accessions to such property and proceeds or distributions of such property and improvements and accessions thereto);

(19)	any interest or title of a lessor, licensor or sublicensor in the property subject to any lease, license or sublicense entered into in the ordinary course of business;
(20)	Liens on cash or Cash Equivalents on deposit to secure reimbursement obligations under letters of credit incurred in the ordinary course of business;
(21)
Liens on and pledges of the Equity Interests of any Unrestricted Subsidiary or any Person that is a Permitted Joint Venture Investment owned by Issuer or any Restricted Subsidiary to the extent securing Non-Recourse Debt or other Indebtedness of such Unrestricted Subsidiary or Person;

(22)
Liens arising under operating agreements, joint venture agreements, partnership agreements, contracts for sale and other agreements arising in the ordinary course of business that are customary in the Permitted Business, and applicable only to the assets that are the subject of such agreements or contracts;

(23)	Liens securing Hedging Obligations;
(24)	Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods in the ordinary course of business;
(25)
Liens encumbering reasonable customary initial deposits and margin deposits and similar Liens attaching to commodity trading accounts or other brokerage accounts incurred in the ordinary course of business and not for speculative purposes;

(26)
Liens upon specific items of inventory or other goods and proceeds of any Person securing such Person’s obligations in respect of bankers’ acceptances issued or created for the account of such Person to facilitate the purchase, shipment or storage of such inventory or other goods;

(27)	Liens securing any arrangement for treasury, depositary or cash management services provided to Issuer or any of its Restricted Subsidiaries in the ordinary course of business;
(28)	Liens with respect to obligations that do not exceed at any time the greater of (x) $500.0 million and (y) 1.0% of Issuer’s Total Assets at such time;
(29)	Liens encumbering deposits made to secure obligations arising from statutory, regulatory, contractual or warranty requirements; and
(30)	Liens, if any, incurred in connection with the Towers Transaction or the Existing Sprint Spectrum Program.
“Permitted MetroPCS Notes” shall have the meaning assigned to such term in the MetroPCS Business Combination Agreement.
“Permitted Payments to Parent” means, without duplication as to amounts:
(1)	payments to Parent to permit Parent to pay reasonable accounting, legal, investment banking fees and administrative expenses of Parent when due; and
(2)
for so long as Issuer is a member of a group filing a consolidated or combined tax return with Parent, payments to Parent in respect of an allocable portion of the tax liabilities of such group that is attributable to Issuer and its Subsidiaries (“Tax Payments”). The Tax Payments shall not exceed the lesser of (i) the amount of the relevant tax (including any penalties and interest) that Issuer would owe if Issuer were filing a separate tax return (or a separate consolidated or combined return with its Subsidiaries that are members of the consolidated or combined group), taking into account any carryovers and carrybacks of tax attributes (such as net operating losses) of Issuer and such Subsidiaries from other taxable years and (ii) the net amount of the relevant tax that Parent actually owes to the appropriate taxing authority.

“Permitted Refinancing Indebtedness” means any Indebtedness of Issuer or any of its Restricted Subsidiaries, any Disqualified Stock of Issuer or any Preferred Stock of any Restricted Subsidiary issued (a) in exchange for, or the net proceeds of which are used to, extend the maturity renew, refund, refinance, replace, defease, discharge or otherwise retire for value, in whole or in part, or (b) constituting an amendment, modification or supplement to or a deferral or renewal of ((a) and (b) above, collectively, a “Refinancing”), any other Indebtedness of Issuer or any of its Restricted Subsidiaries (other than intercompany Indebtedness), any Disqualified Stock of Issuer or any Preferred Stock of a Restricted Subsidiary in a principal amount or, in the case of Disqualified Stock of Issuer or Preferred Stock of a Restricted Subsidiary,

liquidation preference, not to exceed (after deduction of reasonable and customary fees and expenses incurred in connection with the Refinancing) the lesser of:
(1)
the principal amount or, in the case of Disqualified Stock or Preferred Stock, liquidation preference, of the Indebtedness, Disqualified Stock or Preferred Stock so Refinanced (plus, in the case of Indebtedness, the amount of accrued interest and premium, if any paid in connection therewith), and

(2)	if the Indebtedness being Refinanced was issued with any original issue discount, the accreted value of such Indebtedness (as determined in accordance with GAAP) at the time of such Refinancing;
in each case, except to the extent that any such excess principal amount (or accreted value, as applicable) would be then permitted to be incurred by other provisions of the covenant described above under the caption “—Certain Covenants—Incurrence of Indebtedness and Issuance of Disqualified Stock and Preferred Stock;” provided that such excess principal amount of Indebtedness shall be deemed to be incurred under such other provision.
Notwithstanding the preceding, no Indebtedness, Disqualified Stock or Preferred Stock will be deemed to be Permitted Refinancing Indebtedness, unless:
(1)
such Indebtedness, Disqualified Stock or Preferred Stock has a final maturity date or redemption date, as applicable, later than the final maturity date or redemption date, as applicable, of, and has a Weighted

(2)	Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of, the Indebtedness, Disqualified Stock or Preferred Stock being Refinanced;
(3)
if the Indebtedness, Disqualified Stock or Preferred Stock being Refinanced is contractually subordinated in right of payment to the notes, such Indebtedness, Disqualified Stock or Preferred Stock is contractually subordinated in right of payment to, the notes, on terms at least as favorable to the holders of notes as those contained in the documentation governing the Indebtedness, Disqualified Stock or Preferred Stock being Refinanced at the time of the Refinancing; and

(4)
such Indebtedness or Disqualified Stock is incurred or issued by Issuer or such Indebtedness, Disqualified Stock or Preferred Stock is incurred or issued by the Restricted Subsidiary who is the obligor on the Indebtedness being Refinanced or the issuer of the Disqualified Stock or Preferred Stock being Refinanced, or a Restricted Subsidiary of such obligor or issuer.

“Person” means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, limited liability company or government or other entity.
“Phoenix Towers Transaction Agreements” means (i) the Purchase and Sale Agreement, dated as of July 30, 2015 (as the same may be amended, modified, or supplemented from time to time), among Issuer, certain Subsidiaries of Issuer, PTI US Acquisitions, LLC, and each sale site subsidiary party thereto; (ii) the Purchase and Sale Agreement (PR Sale Sites), dated as of October 28, 2015 (as the same may be amended, modified, or supplemented from time to time), among Issuer, certain Subsidiaries of Issuer, PTI US Acquisitions, LLC, and each sale site subsidiary party thereto; and (iii) each of the other transaction documents entered into in connection therewith or contemplated thereby, as they may be amended, modified or supplemented from time to time.
“Preferred Stock” means, with respect to any Person, any Capital Stock of such Person that has preferential rights to any other Capital Stock of such Person with respect to dividends or payments upon liquidation.
“Rating Agency” means each of Moody’s, S&P, Fitch and, if any of Moody’s, S&P or Fitch ceases to exist or ceases to rate the notes of the applicable series for reasons outside of the control of Issuer, any other “nationally recognized statistical rating organization” as such term is defined under Section 3(a)(62) of the Exchange Act selected by Issuer as a replacement agency.
“Ratings Decline Period” means the period that (i) begins on the earlier of (a) the date of the first public announcement of the occurrence of a Change of Control or of the intention by Issuer or a shareholder of Issuer as applicable, to effect a Change of Control or (b) the occurrence thereof and (ii) ends 90 days following consummation of such Change of Control; provided that such period shall be extended for so long as the rating of the notes of the applicable series, as noted by the applicable Rating Agency, is under publicly announced consideration for downgrade by the applicable Rating Agency.
“Reinsurance Entity” means TMUS Assurance Corporation, a Hawaii corporation and any successor thereto.

“Replacement Assets” means: (i) capital expenditures with respect to any assets, (ii) other assets that will be used or useful in a Permitted Business, (iii) all or substantially all of the assets of a Permitted Business, (iv) Voting Stock of any Person engaged in a Permitted Business that, when taken together with all other Voting Stock of such Person owned by Issuer and its Restricted Subsidiaries, constitutes a majority of the Voting Stock of such Person and such Person will become a Restricted Subsidiary on the date of the acquisition thereof or (v) deposits or payments to acquire FCC Licenses.
“Restricted Investment” means an Investment other than a Permitted Investment.
“Restricted Subsidiary” of a Person means any Subsidiary of the referenced Person that is not an Unrestricted Subsidiary.
“S&P” means Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies, Inc., and its successors.
“Secured Debt to Cash Flow Ratio” means, with respect to any Person as of any date of determination, the ratio of (a) the Consolidated Indebtedness of such Person as of such date that is secured by a Lien, less cash and Cash Equivalents, to (b) the Consolidated Cash Flow of such Person for the four most recent full fiscal quarters ending immediately prior to such date for which internal financial statements are available.
For purposes of making the computation referred to above, the Secured Debt to Cash Flow Ratio shall be calculated on a pro forma basis in the manner described in the second paragraph of the definition of “Debt to Cash Flow Ratio.”
“September 2010 Senior Notes Indenture” means the Indenture, dated as of September 21, 2010, as supplemented by the Second Supplemental Indenture, dated November 17, 2010, among MetroPCS Wireless, Inc., the guarantors party thereto and Wells Fargo Bank, N.A., as trustee, as supplemented by the Fourth Supplemental Indenture, dated as of December 23, 2010, by MetroPCS Wireless, Inc., the guarantors party thereto and Wells Fargo Bank, N.A., as trustee, as further supplemented by the December 2012 Senior Notes Sixth Supplemental Indenture, as further supplemented by the Seventh Supplemental Indenture, dated as of May 1, 2013, among T-Mobile USA, Inc., the guarantors party thereto and Wells Fargo Bank, N.A., as trustee, as further supplemented by the Eighth Supplemental Indenture, dated as of July 15, 2013, among T-Mobile USA, Inc., the guarantors party thereto and Wells Fargo Bank, N.A., as trustee, as further supplemented by that certain Ninth Supplemental Indenture, dated as of August 11, 2014, among T-Mobile USA, Inc., the guarantors named therein and Wells Fargo Bank, N.A., as trustee, as further supplemented by that certain Tenth Supplemental Indenture, dated as of September 28, 2015, among T-Mobile USA, Inc., the guarantors named therein and Wells Fargo Bank, N.A., as trustee, and as further supplemented by that certain Eleventh Supplemental Indenture, dated as of August 30, 2016, among T-Mobile USA, Inc., the guarantors named therein and Wells Fargo Bank, N.A., as trustee.
“Series Issue Date” means, with respect to a series of notes, the effective date of the Board Resolution, officers’ certificate or supplemental indenture pursuant to which the notes of such series are first issued.
“Series Issue Date Existing Indebtedness” means, with respect to a series of notes, the notes of any series issued under the base indenture and in existence on the applicable Series Issue Date for such series of notes (including the DT Notes) (and any “Exchange Notes” (as defined in the base indenture) relating thereto) and, in each case, the related Note Guarantees (other than the notes of such series issued on the Series Issue Date), including, for the avoidance of doubt, (i) the $1.75B Notes existing on the Closing Date, (ii) the DT Notes existing on the Closing Date, (iii) the 6.000% Senior Notes due 2023 issued pursuant to the Base Indenture, as supplemented by that certain Seventeenth Supplemental Indenture dated as of September 5, 2014, among Issuer, the guarantors named therein and Deutsche Bank Trust Company Americas, as trustee, (iv) the 6.500% Senior Notes due 2024 issued pursuant to the Base Indenture, as supplemented by that certain Fifteenth Supplemental Indenture dated as of November 21, 2013, among Issuer, the guarantors named therein and Deutsche Bank Trust Company Americas, as trustee, (v) the 6.375% Senior Notes due 2025 issued pursuant to the Base Indenture, as supplemented by that certain Eighteenth Supplemental Indenture dated as of September 5, 2014, among Issuer, the guarantors named therein and Deutsche Bank Trust Company Americas, as trustee, (vi) the 6.500% Senior Notes due 2026 issued pursuant to the Base Indenture, as supplemented by that certain Twentieth Supplemental Indenture dated as of November 5, 2015, among Issuer, the guarantors named therein and Deutsche Bank Trust Company Americas, as trustee, (vii) the 6.000% Senior Notes due 2024 issued pursuant to the Base Indenture, as supplemented by that certain Twenty-First Supplemental Indenture dated as of April 1, 2016, among Issuer, the guarantors named therein and Deutsche Bank Trust Company Americas, as trustee, (viii) the 4.000% Senior Notes due 2022 issued pursuant to the Base Indenture, as supplemented by that certain Twenty-Third Supplemental Indenture dated as of March 16, 2017, among Issuer, the guarantors named therein and Deutsche Bank Trust Company Americas, as trustee, (ix) the 5.125% Senior Notes due 2025 issued pursuant to the Base Indenture, as supplemented by that certain Twenty-Fourth Supplemental Indenture dated as of March 16, 2017, among Issuer, the guarantors named therein and Deutsche Bank Trust Company Americas, as trustee, (x) the 5.375% Senior Notes due 2027 issued pursuant to the Base Indenture, as supplemented by that certain Twenty-Fifth Supplemental Indenture dated as of March 16, 2017, among Issuer, the guarantors named therein and Deutsche Bank Trust Company Americas, as trustee, (xi) the 4.000% Senior Notes due 2022-1 issued pursuant to the Base Indenture, as supplemented by that certain Twenty-Sixth Supplemental Indenture dated as of April 27, 2017, among Issuer, the guarantors named therein and Deutsche Bank Trust Company Americas, as trustee, (xii) the 5.125%% Senior Notes due 2025-1 issued pursuant to the Base Indenture, as supplemented by that certain Twenty-Seventh Supplemental Indenture dated as of April 28, 2017, among Issuer, the guarantors named therein and Deutsche Bank Trust Company Americas, as trustee, (xiii) the 5.375% Senior Notes due 2027-1 issued pursuant to the Base Indenture, as supplemented by that certain Twenty-Eighth Supplemental Indenture dated as of April 28, 2017, among Issuer, the guarantors named therein and Deutsche Bank Trust Company Americas, as trustee, (xiv) the 5.300% Senior Notes due 2021 issued pursuant to the Base Indenture, as supplemented by that certain Twenty-Ninth Supplemental Indenture dated as of May 9, 2017, among Issuer, the guarantors named therein and Deutsche Bank Trust Company Americas, as trustee and (xv) the 6.000% Senior Notes due 2024 issued pursuant to the Base Indenture, as supplemented by that certain Thirtieth Supplemental Indenture dated as of May 9, 2017, among Issuer, the guarantors named therein and Deutsche Bank Trust Company Americas, as trustee.
“Significant Subsidiary” means any Restricted Subsidiary that as of the end of the most recent fiscal quarter for which financial statements are available, would be a “significant subsidiary” as defined in Article 1, Rule 1-02 of Regulation S-X, promulgated pursuant to the Securities Act, as such Regulation is in effect on the Closing Date.
“Specified Issuer Indebtedness” means any Indebtedness of Issuer in a principal amount of $250 million or more.
“Specified Unrestricted Subsidiary Designation” has the meaning assigned to such term in the covenant described above under the caption “—Certain Covenants—Designation of Restricted and Unrestricted Subsidiaries.”
“Sprint Capital Corporation Indenture” means that certain Indenture, dated as of October 1, 1998, by Sprint Capital Corporation, Sprint Corporation and The Bank of New York Mellon Trust Company, N.A. (as successor to Bank One, N.A.), as trustee, as supplemented by the First Supplemental Indenture, dated as of January 15, 1999, among Sprint Capital Corporation, Sprint Corporation and The Bank of New York Mellon Trust Company, N.A. (as successor to Bank One, N.A.), as trustee, the Second Supplemental Indenture, dated as of October 15, 2001, among Sprint Capital Corporation, Sprint Corporation and The Bank of New York Mellon Trust Company, N.A. (as successor to Bank One, N.A.), as trustee, the Third Supplemental Indenture, dated as of September 11, 2013, among Sprint Capital Corporation, Sprint Corporation, Sprint Communications, Inc. (formerly known as Sprint Nextel Corporation) and The Bank of New York Mellon Trust Company, N.A. (as successor to Bank One, N.A.), as trustee, and the Fourth Supplemental Indenture, dated as of May 18, 2018, among Sprint Capital Corporation, Sprint Communications, Inc. (formerly known as Sprint Nextel Corporation), and The Bank of New York Mellon Trust Company, N.A. (as successor to Bank One, N.A.), as trustee.
“Sprint Communications, Inc. Indenture” means that certain Senior Notes Indenture, dated as of November 20, 2006, between Sprint Communications, Inc. (formerly known as Sprint Nextel Corporation) and The Bank of New York Trust Company, N.A., as trustee, as supplemented by the Seventh Supplemental Indenture, dated as of November 20, 2012, among Sprint Communications, Inc. (formerly known as Sprint Nextel Corporation), the subsidiary guarantors party thereto and The Bank of New York Trust Company, N.A., as trustee, the Eighth Supplemental Indenture, dated as of September 11, 2013, among Sprint Corporation, Sprint Communications, Inc. (formerly known as Sprint Nextel Corporation) and The Bank of New York Trust Company, N.A., as trustee, and the Thirteenth Supplemental Indenture, dated as of May 14, 2018, among Sprint Communications, Inc. (formerly known as Sprint Nextel Corporation) and The Bank of New York Mellon Trust Company, N.A., as trustee.
“Sprint Corporation Indenture” means that certain Senior Notes Indenture, dated as of September 11, 2013, between Sprint Corporation and the Bank of New York Mellon Trust Company, N.A., as trustee, as supplemented by the Sixth Supplemental Indenture, dated as of May 14, 2018, between Sprint Corporation and The Bank of New York Mellon Trust Company, N.A, as trustee.
“Sprint Towers Transaction Agreements” means (i) the towers transactions agreements entered into prior to April 9, 2020 by Sprint Corporation and its affiliates and (ii) each of the other transaction documents entered into in connection therewith or contemplated thereby, as they may be amended, modified or supplemented from time to time.
“Stated Maturity” means, with respect to any installment of interest or principal on any series of Indebtedness, the date on which the payment of interest or principal was scheduled to be paid in the documentation governing such Indebtedness as of the Closing Date, and will not include any contingent obligations to repay, redeem or repurchase any such interest or principal prior to the date originally scheduled for the payment thereof.
“Subordinated Indebtedness” means:
(1)	with respect to Issuer, any Indebtedness of Issuer which is by its terms subordinated in right of payment to the notes of the applicable series; and
(2)	with respect to any Guarantor, any Indebtedness of such Guarantor which is by its terms subordinated in right of payment to such Guarantor’s Guarantee of the notes of the applicable series.
“Subsidiary” means, with respect to any specified Person:
(1)
any corporation, association or other business entity of which more than 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency and after giving effect to any voting agreement or stockholders’ agreement that effectively transfers voting power) to vote in the election of directors, managers or trustees of the corporation, association or other business entity is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person (or a combination thereof); and

(2)
any partnership (a) the sole general partner or the managing general partner of which is such Person or a Subsidiary of such Person or (b) the only general partners of which are that Person or one or more Subsidiaries of that Person (or any combination thereof).

“Subsidiary Guarantors” means, collectively, the Guarantors that are Subsidiaries of Issuer.
“Term Loan Credit Agreement” means that certain credit agreement dated November 9, 2015 by and among Issuer, the several lenders party thereto and Deutsche Bank AG New York Branch as administrative agent and collateral agent, as amended by that certain First Incremental Facility Amendment, dated as of December 29, 2016, by and among Parent, Deutsche Bank AG New York Branch, as administrative agent, the guarantors party thereto and DT, as the initial incremental term loan lender, and that certain Second Incremental Facility Amendment, dated as of January 25, 2017, by and among Parent, Deutsche Bank, AG New York Branch, as administrative agent, the guarantors party thereto and DT, including any notes, guarantees, collateral documents, instruments and agreements executed in connection therewith, and, in each case, as amended, restated, modified, renewed, refunded, replaced in any manner (whether upon or after termination or otherwise) or refinanced in whole or in part from time to time.
“TMUS Working Capital Facility” shall have the meaning assigned to such term in the MetroPCS Business Combination Agreement.
“Total Assets” means the consolidated total assets of a Person and its Subsidiaries as set forth on the most recent balance sheet of such Person prepared in accordance with GAAP.
“Towers Transaction” means the transactions contemplated by the Towers Transaction Agreements.
“Towers Transaction Agreements” means: (i) the Master Agreement, dated as of September 28, 2012 (as the same may be amended, modified or supplemented from time to time), among Issuer, Crown Castle International Corp., a Delaware corporation, and certain Subsidiaries of Issuer; and (ii) each of the other transaction documents entered into in connection therewith or contemplated thereby, as they may be amended, modified or supplemented from time to time.
“Treasury Rate” means,
(1)
with respect to the 2026 notes and any redemption date, the yield to maturity of United States Treasury securities with a constant maturity (as compiled and published in the most recent Federal Reserve Statistical Release H.15 (519) that has become publicly available at least two business days prior to the redemption date (or, if such Statistical Release is no longer published (or the relevant information is no longer published therein), any publicly available source of similar market data)) most nearly equal to the period from such redemption date to February 1, 2021; provided, however, that if the period from such redemption date to February 1, 2021 is less than one year, the weekly average yield on actually traded United States Treasury securities adjusted to a constant maturity of one year will be used. Issuer will (1) calculate the Treasury Rate on the third business day preceding the applicable redemption date and (2) prior to such redemption date file with the trustee an officers’ certificate setting forth the Applicable Premium and the Treasury Rate and showing the calculation of each in reasonable detail; and
(2)
with respect to the 2028 notes and any redemption date, the yield to maturity of United States Treasury securities with a constant maturity (as compiled and published in the most recent Federal Reserve Statistical Release H.15 (519) that has become publicly available at least two business days prior to the redemption date (or, if such Statistical Release is no longer published (or the relevant information is no longer published therein), any publicly available source of similar market data)) most nearly equal to the period from such redemption date to February 1, 2023; provided, however, that if the period from such redemption date to February 1, 2023 is less than one year, the weekly average yield on actually traded United States Treasury securities adjusted to a constant maturity of one year will be used. Issuer will (1) calculate the Treasury Rate on the third business day preceding the applicable redemption date and (2) prior to such redemption date file with the trustee an officers’ certificate setting forth the Applicable Premium and the Treasury Rate and showing the calculation of each in reasonable detail.

“Unrestricted Subsidiary” means any Subsidiary of Issuer that is designated by the Board of Directors of Issuer as an Unrestricted Subsidiary pursuant to a resolution of the Board of Directors, but only to the extent that:
(1)
except as permitted by the covenant described above under the caption “—Certain Covenants—Transactions with Affiliates,” such Subsidiary is not party to any agreement, contract, arrangement or understanding with Issuer or any Restricted Subsidiary of Issuer unless the terms of any such agreement, contract, arrangement or understanding are, taken as a whole, no less favorable to Issuer or such Restricted Subsidiary than those that might be obtained at the time from Persons who are not Affiliates of Issuer;

(2)	such Subsidiary does not hold any Liens on any property of Parent, Issuer or any of its Restricted Subsidiaries; and
(3)
such Subsidiary has not guaranteed or otherwise directly or indirectly provided credit support for any Indebtedness of Issuer or any of its Restricted Subsidiaries, except to the extent that such guarantee or credit support would be released upon such designation.

“Voting Stock” of any specified Person as of any date means the Capital Stock of such Person that is at the time entitled to vote in the election of the Board of Directors of such Person.
“Weighted Average Life to Maturity” means, when applied to any Indebtedness at any date, the number of years obtained by dividing:
(1)
the sum of the products obtained by multiplying (a) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect of the Indebtedness, by (b) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment; by

(2)	the then outstanding principal amount of such Indebtedness.
“Wholly-Owned Subsidiary” of any specified Person means a Subsidiary of such Person, all of the outstanding Capital Stock or other ownership interests of which (other than directors’ qualifying shares) will at the time be owned by such Person or by one or more Wholly-Owned Subsidiaries of such Person. Except if expressly otherwise specified, Wholly-Owned Subsidiary means a Wholly-Owned Subsidiary of Issuer.

SELLING SECURITYHOLDER
On April 27, 2017, T-Mobile USA consummated the sale directly to DT of $500 million in aggregate principal amount of 2022 notes.
On April 28, 2017, T-Mobile USA consummated the sale directly to DT of $500 million in aggregate principal amount of 2022 notes and $750 million principal amount of 2027 notes.
On September 18, 2017, T-Mobile USA consummated the sale directly to DT of $500 million principal amount of 2027 notes.
On April 30, 2018, T-Mobile USA consummated the sale directly to DT of $1.0 billion in aggregate principal amount of 2026 notes and $1.5 billion in aggregate principal amount of 2028 notes.
On December 20, 2018, T-Mobile USA entered into indenture amendments pursuant to the thirty-eighth supplemental indenture in connection with the Merger, pursuant to which, among other things, on the closing date of the merger with Sprint, which occurred on April 1, 2020, the maturity date of the $1,250,000,000 aggregate principal amount of 5.375% Senior Notes due 2027-1 changed to April 15, 2022.
This prospectus relates to the resale by the selling securityholder of the notes.
The following table sets forth information with respect to the selling securityholder and the principal amount of the notes beneficially owned by the selling securityholder that may be offered under this prospectus. The information is based on information that has been provided to us by or on behalf of the selling securityholder named in the table, and does not necessarily indicate beneficial ownership for any other purpose. Because the selling securityholder may from time to time use this prospectus to offer all or some portion of the notes offered hereby, we cannot provide an estimate as to the amount or percentage of any such type of security that will be held by the selling securityholder upon termination of any particular offering or sale under this prospectus. In addition, the selling securityholder identified below may have sold, transferred or otherwise disposed of all or a portion of any such securities since the date on which they provided us information regarding their holdings, in transactions exempt from the registration requirements of the Securities Act.
		Principal Amount of Notes
Security	Selling Securityholder	Beneficially Owned and Offered Hereby	Percentage of Series of Securities Outstanding	Percentage Outstanding After the Offering(1)
4.000% Senior Notes due 2022-1 of T-Mobile USA, Inc.	Deutsche Telekom AG(2)(3)	$1,000,000,000	100%	—
4.500% Senior Notes due 2026-1 of T-Mobile USA, Inc.	Deutsche Telekom AG(2)(3)	$1,000,000,000	100%	—
5.375% Senior Notes due 2027-1 of T-Mobile USA, Inc.	Deutsche Telekom AG(2)(3)	$1,250,000,000	100%	—
4.750% Senior Notes due 2028-1 of T-Mobile USA, Inc.	Deutsche Telekom AG(2)(3)	$1,500,000,000	100%	—
(1)	Assumes all of the securities offered by this prospectus are sold.
(2)	The notes are held directly by Deutsche Telekom AG. The address of Deutsche Telekom AG is Friedrich-Ebert-Allee 140, 53113 Bonn, Germany.
Material relationships between us and the selling securityholder are also described in our definitive proxy statement filed with the SEC on April 21, 2020 under the section entitled “Transactions with Related Persons and Approval” and our Current Report on Form 8-K filed with the SEC on June 22, 2020.

COMMON STOCK OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT
The following table sets forth information, as of September 15, 2020 unless otherwise indicated, regarding the beneficial ownership of the Company’s common stock by:
•	each of the Company’s directors;
•	each of the Company’s named executive officers;
•	all of the Company’s directors and executive officers as a group; and
•	each person known by the Company to beneficially own more than 5% of the outstanding shares of the Company’s common stock.
The beneficial ownership information has been presented in accordance with SEC rules and is not necessarily indicative of beneficial ownership for any other purpose. Unless otherwise indicated below and except to the extent authority is shared by spouses under applicable law, to the Company’s knowledge, each of the persons set forth below has sole voting and investment power with respect to all shares of common stock shown as beneficially owned. The number of shares of common stock used to calculate each listed person’s percentage ownership of each such class includes the shares of common stock underlying options or other convertible securities held by such person that are exercisable or vest within 60 days after September 15, 2020.
	Common Stock Beneficially Owned
	Number	Percentage
Directors, Nominees and Executive Officers(1)
G. Michael Sievert	616,767	*
Neville R. Ray(2)	414,588	*
Timotheus Höttges	—	*
Marcelo Claure(3)	7,034,791	*
Srikant Datar(4)	35,767	*
Srini Gopalan	—	*
Lawrence Guffey	28,367	*
Christian Illek	—	*
Stephen R. Kappes	8,895	*
Raphael Kübler	—	*
Thorsten Langheim	—	*
Teresa A. Taylor	28,222	*
Kelvin R. Westbrook	27,692	*
John J. Legere(5)	2,668,797	*
J. Braxton Carter(5)	25,618	*
David A. Carey(5)	357,714	*
All directors and executive officers as a group (18 persons)	8,377,784	*
Beneficial Owners of More Than 5%:
Deutsche Telekom AG(6) Friedrich-Ebert-Alle 140 53113 Bonn, Germany	649,882,564	52.39%
SoftBank Group Corp.(7) 1-9-1 Higashi-Shimbashi, Minato-ku, Tokyo, 105-7303 Japan	106,291,623	8.57%
*	Represents less than 1%
(1)	Unless otherwise indicated, the address of each person is c/o T-Mobile US, Inc., 12920 SE 38th Street, Bellevue, Washington 98006.
(2)	Includes 6,250 shares of common stock from vested restricted stock units that have been deferred.
(3)
Includes 5,000,000 shares of common stock held indirectly by Claure Mobile L.L.C. (“Claure Mobile”), a Delaware limited liability company wholly owned by Mr. Claure, which are subject to a voting proxy (the “Claure Proxy”) pursuant to the Proxy, Lock-Up and ROFR Agreement, dated as of June 22, 2020, by and among Deutsche Telekom AG (“Deutsche Telekom”), Claure Mobile and Marcelo Claure,

pursuant to which Claure Mobile has agreed to vote such shares in the manner directed by Deutsche Telekom. As a result, Mr. Claure and Claure Mobile do not have voting power with respect to such 5,000,000 shares of common stock. The remaining 2,034,791 shares of common stock held by Mr. Claure are pledged to secure a line of credit with an unrelated third-party bank, which pre-dated the Company’s merger with Sprint Corporation.
(4)
Includes 8,200 shares of common stock held by Datar Investment LLC and 13,724 shares held by Safari LLC. Mr. Datar is a co-manager of Datar Investment LLC and Safari LLC and has shared voting and investment power over the securities held by these entities.

(5)
Beneficial ownership information for the Company’s former executive officers, Messrs. Legere, Carter and Carey, is as of April 1, 2020, the most recent date for which information is available. Messrs. Legere, Carter and Carey ceased to be executive officers of the Company as of April 1, 2020, June 30, 2020 and April 13, 2020, respectively.

(6)
According to the Schedule 13D/A filed by Deutsche Telekom on July 29, 2020, reflecting 538,590,941 shares of common stock held of record by Deutsche Telekom Holding B.V., which is a direct wholly owned subsidiary of T-Mobile Global Holding GmbH, which is a direct wholly owned subsidiary of T-Mobile Global Zwischenholding GmbH, which is a direct wholly owned subsidiary of Deutsche Telekom, over which shares each of the foregoing entities claims sole voting and dispositive power. Also includes (i) 106,291,623 shares of common stock held by Delaware Project 6 L.L.C. (“Project 6 LLC”), a wholly owned subsidiary of SoftBank Group Corp. (“SoftBank”), which are subject to a voting proxy (the “SoftBank Proxy”) pursuant to the Proxy, Lock-Up and ROFR Agreement, dated as of April 1, 2020, by and between Deutsche Telekom and SoftBank, pursuant to which SoftBank has agreed to vote such shares in the manner directed by Deutsche Telekom (with respect to 101,491,623 of which shares Deutsche Telekom has call options that can be exercised at any time prior to June 22, 2024) and (ii) 5,000,000 shares of common stock held by Claure Mobile, which are subject to the Claure Proxy, pursuant to which Claure Mobile has agreed to vote such shares in the manner directed by Deutsche Telekom.

(7)
According to the Schedule 13D/A filed by SoftBank on July 30, 2020, reflecting sole dispositive power with respect to 106,291,623 shares of common stock. The shares are held directly by Project 6 LLC, a wholly owned subsidiary of SoftBank. SoftBank has entered into the SoftBank Proxy pursuant to which SoftBank has agreed to vote any shares beneficially owned by SoftBank in the manner directed by Deutsche Telekom. As a result, SoftBank does not have voting power with respect to any such shares of common stock.

PLAN OF DISTRIBUTION
The notes are being registered to permit the resale of the notes by the selling securityholder from time to time after the date of this prospectus. We will not receive any of the proceeds from the sale by the selling securityholder of the notes. We will bear the fees and expenses incurred by us in connection with our obligation to register the notes. The selling securityholder will pay all underwriting discounts and commissions and agent’s commissions, if any.
The selling securityholder may offer and sell the notes from time to time in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale or at negotiated prices. These prices will be determined by the selling securityholder or by agreement between the selling securityholder and underwriters or dealers who may receive fees or commissions in connection with such sale. Such sales may be effected by a variety of methods, including the following:
•	in market transactions, including transactions on a national securities exchange or quotations service or over-the-counter market;
•	in privately negotiated transactions;
•	through the writing of options;
•	through the settlement of short-sales, in each case subject to compliance with the Securities Act and other applicable securities laws;
•	if we agree to it prior to the distribution, through one or more underwriters on a firm commitment or best-efforts basis;
•	through broker-dealers, which may act as agents or principals;
•	directly to one or more purchasers;
•	through agents; or
•	in any combination of the above or by any other legally available means.
In connection with the sales of the notes or otherwise, the selling securityholder may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the offered securities, short and deliver the notes to close out such short positions, or loan or pledge the notes to broker-dealers that in turn may sell such securities. The selling securityholder also may transfer, donate and pledge offered securities, in which case the transferees, donees, pledges or other successors in interest will be deemed a selling securityholder for purposes of this transaction.
To our knowledge, there are currently no plans, arrangements or understandings between the selling securityholder and any underwriter, broker-dealer or agent regarding the sale by the selling securityholder of the notes. The selling securityholder may decide to sell all or a portion of the notes offered by them pursuant to this prospectus or may decide not to sell any notes under this prospectus. In addition, the selling securityholder may transfer, devise or give the notes by other means not described in this prospectus. Any notes covered by this prospectus that qualify for sale pursuant to Rule 144 or Rule 144A of the Securities Act may be sold under Rule 144 or Rule 144A rather than pursuant to this prospectus.
The selling securityholder and any underwriters, broker-dealers or agents participating in the distribution of the notes may be deemed to be “underwriters” within the meaning of the Securities Act, and any profit on the sale of the notes by the selling securityholder and any commissions received by any such underwriters, broker-dealers or agents may be deemed to be underwriting commissions under the Securities Act. If the selling securityholder is deemed to be an underwriter, the selling securityholder may be subject to statutory liabilities including, but not limited to, those of Sections 11, 12 and 17 of the Securities Act and Rule 10b-5 under the Exchange Act.
The selling securityholder and any other person participating in the distribution will be subject to the applicable provisions of the Exchange Act and the rules and regulations under the Exchange Act, including, without limitation, Regulation M, which may limit the timing of purchases and sales by the selling securityholder and any other relevant person of any of the notes. Furthermore, Regulation M may restrict the ability of any person engaged in the distribution of notes to engage in market-making activities with respect to the particular notes and shares of common stock being distributed. All of the above may affect the marketability of the notes and the ability of any person or entity to engage in market-making activities with respect to the notes.

Under the securities laws of certain states, the notes may be sold in those states only through registered or licensed brokers or dealers. In addition, in certain states, the notes may not be sold unless the notes have been registered or qualified for sale in the state or an exemption from registration or qualification is available and complied with.
We have agreed to indemnify the selling securityholder against certain civil liabilities, including certain liabilities arising under the Securities Act, and the selling securityholder will be entitled to contribution from us in connection with those liabilities. The selling securityholder has agreed to indemnify us against certain civil liabilities, including liabilities arising under the Securities Act, and we will be entitled to contribution from the selling securityholder in connection with those liabilities.

LEGAL MATTERS
Unless otherwise specified in connection with the particular offering of any securities, the validity of the securities offered by this prospectus will be passed upon for us by Fried, Frank, Harris, Shriver & Jacobson LLP, New York, New York. Certain matters pertaining to the laws of Colorado, Georgia, Kansas, Missouri, Nevada, Texas and Virginia will be passed upon for us by Polsinelli PC. Certain matters pertaining to the laws of New Hampshire will be passed upon for us by McLane Middleton Professional Association.
EXPERTS
The T-Mobile US, Inc. financial statements and management’s assessment of the effectiveness of internal control over financial reporting (which is included in Management’s Annual Report on Internal Control over Financial Reporting) incorporated in this prospectus by reference to the Annual Report on Form 10-K for the year ended December 31, 2019 have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
The consolidated financial statements of Sprint and subsidiaries incorporated in this prospectus by reference from the Company’s Current Report on Form 8-K filed on May 18, 2020, have been audited by Deloitte & Touche LLP, independent auditors, as set forth in their report (which report expresses an unqualified opinion and includes an explanatory paragraph relating to Sprint’s adoption of Accounting Standard Update No. 2016-02, Leases (Topic 842), and an emphasis of matter paragraph relating to the acquisition of Sprint by the Company on April 1, 2020) incorporated by reference herein. Such consolidated financial statements have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.
WHERE YOU CAN FIND MORE INFORMATION
We file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are available over the Internet at the SEC’s web site at www.sec.gov. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at http://www.sec.gov. Our filings with the SEC are also available on our website at www.t-mobile.com. The information on our website is not incorporated by reference in this prospectus or any prospectus supplement and you should not consider it a part of this prospectus or any accompanying prospectus supplement.

INFORMATION INCORPORATED BY REFERENCE
The SEC allows us to “incorporate by reference” the information we file with them, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this prospectus and any accompanying prospectus supplement, and later information filed with the SEC will automatically update and supersede this information. We incorporate by reference the documents listed below and all documents subsequently filed with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), prior to the termination of the offering under this prospectus and any prospectus supplement (in each case, other than information deemed furnished and not filed in accordance with SEC rules, including pursuant to Items 2.02 and 7.01 of Form 8-K or corresponding information furnished under Item 9.01 or included in a furnished exhibit, except as stated specifically below):
•
the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 filed with the SEC on February 6, 2020, including those portions of our Proxy Statement on Schedule 14A filed with the SEC on April 21, 2020 that are incorporated by reference in such Annual Report;

•
the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2020 and June 30, 2020 filed with the SEC on May 6, 2020 and August 6, 2020 (as amended by Amendment No. 1 to the Quarterly Report on Form 10-Q filed on August 10, 2020); and

•
the Company’s Current Reports on Form 8-K filed with the SEC on February 11, 2020, February 19, 2020, February 20, 2020, March 12, 2020, March 19, 2020, March 25, 2020, April 1, 2020 at 9:23 a.m. Eastern time (as amended by the Current Report on Form 8-K/A filed on April 17, 2020), April 1, 2020 at 9:40 a.m. Eastern time (excluding all information deemed furnished and not filed other than the sections titled “Risk Factors” and “Recent Developments” in Exhibit 99.1 thereto), April 13, 2020, April 16, 2020, April 24, 2020, May 18, 2020, June 8, 2020, June 17, 2020 at 4:46 p.m. Eastern time, June 17, 2020 at 5:04 p.m. Eastern time, June 18, 2020, June 22, 2020, June 26, 2020 at 4:26 p.m. Eastern time, June 26, 2020 at 4:34 p.m. Eastern time, July 1, 2020, July 28, 2020, August 4, 2020, September 17, 2020 and September 18, 2020.

The financial statements of Sprint and subsidiaries included in our Current Report on Form 8-K/A filed on April 17, 2020 have been superseded by the financial statements in our Current Report on Form 8-K filed on May 18, 2020 and therefore Deloitte & Touche LLP has not reissued their opinion included in the prior filing.
You may request a copy of these filings (other than an exhibit to a filing unless that exhibit is specifically incorporated by reference into that filing) at no cost, by writing to or telephoning us at the following address:
David A. Miller
Executive Vice President, General Counsel and Secretary
T-Mobile US, Inc.
12920 SE 38th Street
Bellevue, Washington 98006
(425) 383-4000

PART II
INFORMATION NOT REQUIRED IN PROSPECTUS
Item 14. Other Expenses of Issuance and Distribution
Our estimated expenses in connection with the issuance and distribution of the securities being registered are set forth in the following table.
SEC Registration Fee	$*
Legal Fees and Expenses	**
Trustee Fees and Expenses	**
Accounting Fees and Expenses	**
Printing Expenses	**
Listing Fees	**
Miscellaneous	**
Total	$ **
*	In accordance with Rules 456(b) and 457(r) under the Securities Act, the registrant is deferring payment of the registration fee for the securities offered by this prospectus.
**	These fees are calculated based on the securities offered and the number of issuances and accordingly cannot be estimated at this time.
Item 15. Indemnification of Directors and Officers
Colorado Corporations
The Colorado Business Corporation Act, as revised, provides that if provided in the articles of incorporation, the corporation may eliminate or limit the personal liability of a director to the corporation or to its shareholders for monetary damages for breach of fiduciary duty as a director; except that any such provision shall not eliminate or limit the liability of a director to the corporation or to its shareholders for monetary damages for any breach of the director's duty of loyalty to the corporation or to its shareholders, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, unlawful distributions, or any transaction from which the director directly or indirectly derived an improper personal benefit.
Delaware Corporations
Section 145 of the Delaware General Corporation Law (the “DGCL”) provides, in effect, that any person made a party to any action by reason of the fact that he is or was a director, officer, employee or agent of a corporation may and, in some cases, must be indemnified by the corporation against, in the case of a non-derivative action, judgments, fines, amounts paid in settlement and reasonable expenses (including attorneys’ fees) incurred by him as a result of such action and in the case of a derivative action, against expenses (including attorneys’ fees), if in either type of action he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and, in the case of a criminal action, he had no reasonable cause to believe his conduct was unlawful. This indemnification does not apply, in a derivative action, to matters as to which it is adjudged that the director, officer, employee or agent is liable to the corporation, unless upon court order it is determined that, despite such adjudication of liability, but in view of all the circumstances of the case, he is fairly and reasonably entitled to indemnity for expenses.
Delaware Limited Liability Companies
Section 18-108 of the Delaware Limited Liability Company Act provides that subject to such standards and restrictions, if any, as are set forth in its limited liability company agreement, a limited liability company may indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever.
Delaware Limited Partnerships
Section 17-108 of the Delaware Revised Uniform Limited Partnership Act (“DRULPA”) empowers a Delaware limited partnership to indemnify and hold harmless any partner or other person from and against all claims and demands whatsoever, subject to such standards and restrictions, if any, as are set forth in its partnership agreement.

Georgia Corporations
The Georgia Business Corporation Code permits a corporation to indemnify a director or officer if the director or officer seeking indemnification acted in good faith and reasonably believed (i) in the case of conduct in his or her official capacity, that his or her action was in the best interest of the corporation, (ii) in all other cases, that his or her action was at least not opposed to the best interests of the corporation, and (iii) in the case of any criminal proceedings, that he or she had no reasonable cause to believe his or her conduct was unlawful, provided that indemnification in connection with a proceeding by or in the right of the corporation is limited to reasonable expenses incurred in connection with the proceeding. The Georgia Business Corporation Code prohibits indemnification of a director in connection with a proceeding by or in the right of the corporation (other than for reasonable expenses) if it is determined that the director has not met the relevant standard of conduct, or with respect to conduct for which he or she was adjudged liable on the basis that a personal benefit was improperly received by him or her, whether or not involving action in his or her official capacity. The Georgia Business Corporation Code additionally prohibits indemnification of an officer for liability arising in connection with appropriation of a business opportunity of the corporation, intentional or knowing violation of law, improper distributions or improper personal benefit.
Kansas Corporations
Section 17-6305 of the Kansas General Corporation Law (the “KGCL”) provides for indemnification by a corporation of its corporate officers, directors, employees and agents. The KGCL provides that a corporation may indemnify such persons who have been, are, or may become a party to an action, suit or proceeding due to his or her status as a director, officer, employee or agent of the corporation. Further, the KGCL grants authority to a corporation to implement its own broader indemnification policy.
Kansas Limited Liability Companies
Section 17-7670 of the Kansas Revised Limited Liability Company Act (the “KLLCA”) provides that subject to such standards and restrictions, if any, as are set forth in its operating agreement, a limited liability company may, and shall have the power to, indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever. To the extent that a present or former member, manager, officer, employee or agent of a limited liability company has been successful on the merits or otherwise as a plaintiff in an action to determine that the plaintiff is a member of a limited liability company or in defense of any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a member, manager, officer, employee or agent of the limited liability company, or is or was serving at the request of the limited liability company as a member, manager, director, officer, employee or agent of another limited liability company, corporation, partnership, joint venture, trust or other enterprise, or in defense of any claim, issue or matter therein, such member, manager, officer, employee or agent shall be indemnified by the limited liability company against expenses actually and reasonably incurred by such person in connection therewith, including attorney fees.
Missouri Corporations
Section 351.355 of the General and Business Corporation Law of Missouri authorizes a corporation to indemnify any person, including an officer or director, who was or is, or is threatened to be made, a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of such corporation), by reason of the fact that such person is or was a director, officer, employee or agent of such corporation, or is or was serving at the request of such corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise. The indemnity may include expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, provided such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of such corporation, and, with respect to any criminal actions and proceedings, had no reasonable cause to believe that such person's conduct was unlawful.
Nevada Limited Liability Companies
Sections 86.411 and 86.421 of the Nevada Limited-Liability Companies law permit indemnification of any person who was or is a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a manager, member, employee or agent of the company, including attorney’s fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. Indemnification may not be made for any claim as to which such a person has been adjudged to be liable to the company, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper. Nevada Limited-Liability Companies law allows a company to purchase or maintain insurance for members, managers, employees, and agents of the company.
New Hampshire Corporations
The New Hampshire Business Corporation Act (the “NHBCA”) provides that a corporation may indemnify an individual made a party to a proceeding because he is or was a director against liability incurred in the proceeding if: (1) he conducted himself in good faith; and (2) he reasonably believed (i) in the case of conduct in his official capacity with the corporation, that his conduct was in its best interests; and (ii) in all other cases, that his conduct was at least not opposed to its best interests; and (3) in the case of any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful. A corporation may pay for or reimburse the reasonable expenses incurred by a director who is a party to a proceeding in advance of the final disposition of the proceeding if: (1) the director furnishes the corporation a written affirmation of his good faith belief that he has met the standard of conduct described in the preceding sentence; and (2) the director furnishes the corporation an undertaking, executed personally or on his behalf, to repay the advance if it is ultimately determined that he did not meet the standard of conduct; and (3) a determination is made that the facts then known to those making the determination would not preclude indemnification. Unless a corporation's articles of incorporation provide otherwise, the corporation may indemnify and advance expense to an officer, employee or agent of the corporation who is not a director to the same extent as to a director. A corporation may not indemnify a director (x) in connection with a proceeding by or in the right of the corporation in which the director was adjudged liable to the corporation; or (y) in connection with any other proceeding charging improper personal benefit to him, whether or not involving action in his official capacity, in which he was adjudged liable on the basis that personal benefit was improperly received by him. Unless limited by its articles of incorporation, a New Hampshire corporation shall indemnify a director or officer who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which he was a party because he is or was a director or officer of the corporation against reasonable expenses incurred by him in connection with the proceeding.
New York Limited Liability Companies
Section 420 of the New York Limited Liability Company Law provides that, subject to such standards and restrictions, if any, as are set forth in its operating agreement, a limited liability company may, and shall have the power to, indemnify and hold harmless, and advance expenses to, any member or manager or other person from and against any and all claims and demands whatsoever. However, no indemnification may be made to or on behalf of any member, manager or other person if a judgment or other final adjudication adverse to such member, manager or other person establishes that (i) such person’s acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or (ii) such person personally gained in fact a financial profit or other advantage to which such person was not legally entitled.
Texas Corporations
Sections 8.101 and 8.102 of the Texas Business Organizations Code (“TBOC”) provide that an enterprise may indemnify any governing person (which term excludes officers), former governing person, or a delegate who was, is, or is threatened to be made a respondent or defendant in (i) a threatened, pending, or completed action or other proceeding (whether civil, criminal, administrative, arbitrative, or investigative), (ii) an appeal of such an action or proceeding, or (iii) an inquiry or investigation that could lead to such an action or proceeding against judgments and reasonable expenses actually incurred, which expenses include reasonable attorneys’ fees, costs, penalties, settlements, fines, and excises or similar taxes in connection with a proceeding, if that person (x) acted in good faith, (y) reasonably believed, in the case of conduct in that person’s official capacity, that the person’s conduct was in the enterprise’s best interests and, in any other case, that the person’s conduct was not opposed to the enterprise’s best interests, and (z) in the case of a criminal proceeding, had no reasonable cause to believe the person’s conduct was unlawful. With respect to any action in which a person has been found liable to the enterprise or found liable because the person improperly received a personal benefit, indemnification is limited to reasonable expenses actually incurred by that person in connection with the proceeding and will not include a judgment, penalty, fine, excise or similar tax. Indemnification may not be made in relation to a proceeding in which the person has been found liable for willful or intentional misconduct in the performance of the person’s duty to the enterprise, breach of the person’s duty of loyalty owed to the enterprise or an act or omission not committed in good faith that constitutes a breach of a duty owed by the person to the enterprise. To limit indemnification, liability must be established by an order and all appeals of the order must be exhausted or foreclosed by law. Section 8.105 of the TBOC provides that an enterprise may indemnify a person who is not a governing person, including officers, agents or employees, and, in the case of officers, shall indemnify such officers to the same extent that indemnification is required for a governing person. Section 8.151 of the TBOC provides that an enterprise may purchase or procure or establish and maintain insurance or another arrangement to indemnify and hold harmless an existing or former governing person, delegate, officer, employee or agent against any liability asserted against and incurred by the person in that capacity or arising out of the person’s status in that capacity, and such insurance or other arrangement may apply without regard to whether the enterprise otherwise would have had the power to indemnify the person against that liability.
Virginia Corporations
The Virginia Stock Corporation Act (the “VSCA”) permits a Virginia corporation to indemnify its directors and officers in connection with certain actions, suits and proceedings brought against them if they acted in good faith and believed their conduct to be in the best interests of the corporation and, in the case of criminal actions, had no reasonable cause to believe that the conduct was unlawful. The VSCA requires such indemnification when a director or officer entirely prevails in the defense of any proceeding to which he or she was a party because he or she is or was a director or officer of the corporation. The VSCA further provides that a Virginia corporation may make any other or further indemnity (including indemnity with respect to a proceeding by or in the right of the corporation), and may make additional provision for advances and reimbursement of expenses, if authorized by its articles of incorporation or shareholder-adopted bylaws, except an indemnity against willful misconduct or a knowing violation of criminal law.
The VSCA establishes a statutory limit on liability of directors and officers of a Virginia corporation for damages assessed against them in a suit brought by the corporation or in its right or brought by or on behalf of shareholders of the corporation and authorizes it, with shareholder approval, to specify a lower monetary limit on liability in the corporation’s articles of incorporation or bylaws; the liability of a director or officer, however, shall not be limited if such director or officer engaged in willful misconduct or a knowing violation of the criminal law or of any federal or state securities law.
General
The certificates of incorporation of T-Mobile US, Inc. (“T-Mobile”) and T-Mobile USA, Inc. (“T-Mobile USA”) each provide for indemnification, to the fullest extent permitted by the DGCL, to any person who was or is a party or is threatened to be made a party to any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director or officer of T-Mobile or T-Mobile USA, respectively, or is or was serving at the request of T-Mobile or T-Mobile USA, respectively, as a director, officer, or agent of another corporation, limited liability company, or other enterprise, against expenses (including attorneys’ fees), judgments, liabilities, losses, fines and amounts paid in settlement reasonably incurred by him in connection with such action, suit or proceeding. Each of T-Mobile and T-Mobile USA applies the provisions of its certificate of incorporation to indemnification of directors and officers of its wholly-owned subsidiaries, including the co-registrants. In addition, the organizational documents governing certain of the co-registrants generally provide directors, managers and officers with similar rights to indemnification to the fullest extent permitted by law.
The certificate of incorporation of T-Mobile provides that no director is liable to T-Mobile or its stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permitted by the DGCL.
T-Mobile has entered into indemnification agreements with all of its directors and executive officers and has purchased directors’ and officers’ liability insurance. Any underwriting agreement may provide for indemnification by the underwriters of the issuer(s), any guarantors and their officers and directors for certain liabilities arising under the Securities Act or otherwise.

Item 16. Exhibits
The following exhibits are filed as part of this registration statement:
Exhibit No.	Document

1.1*	Form of Underwriting or Purchase Agreement.

2.1
Business Combination Agreement, among Deutsche Telekom AG, T-Mobile USA, Inc., T-Mobile Global Zwischenholding GmbH, T-Mobile Global Holding GmbH and MetroPCS Communications, Inc., dated as of October 3, 2012 (incorporated by reference to Exhibit 2.1 to our Current Report on Form 8-K filed with the SEC on October 3, 2012).

2.2
Consent Solicitation Letter Agreement, dated December 5, 2012, by and among MetroPCS Communications, Inc. and Deutsche Telekom AG, amending Exhibit G to the Business Combination Agreement (incorporated by reference to Exhibit 2.1 to our Current Report on Form 8-K filed with the SEC on December 7, 2012).

2.3
Amendment No. 1 to the Business Combination Agreement, by and among Deutsche Telekom AG, T-Mobile USA, Inc., T-Mobile Global Zwischenholding GmbH, T-Mobile Global Holding GmbH and MetroPCS Communications, Inc., dated as of April 14, 2013 (incorporated by reference to Exhibit 2.1 to our Current Report on Form 8-K filed with the SEC on April 15, 2013).

2.4
Business Combination Agreement, dated as of April 29, 2018, by and among T-Mobile US, Inc., Huron Merger Sub LLC, Superior Merger Sub Corporation, Sprint Corporation, Starburst I, Inc., Galaxy Investment Holdings, Inc., and for the limited purposes set forth therein, Deutsche Telekom AG, Deutsche Telekom Holding B.V. and SoftBank Group Corp. (incorporated by reference to Exhibit 2.1 to our Current Report on Form 8-K filed with the SEC on April 30, 2018).

2.5
Amendment No. 1, dated as of July 26, 2019, to the Business Combination Agreement, dated as of April 29, 2018, by and among and among T-Mobile US, Inc., Huron Merger Sub LLC, Superior Merger Sub Corp., Sprint Corporation, Starburst I, Inc., Galaxy Investment Holdings, Inc., and for the limited purposes set forth therein, Deutsche Telekom AG, Deutsche Telekom Holding B.V., and SoftBank Group Corp. (incorporated by reference to Exhibit 2.2 to our Current Report on Form 8-K filed with the SEC on July 26, 2019).

2.6
Amendment No. 2, dated as of February 20, 2020, to the Business Combination Agreement, dated as of April 29, 2018, by and among T-Mobile US, Inc., Huron Merger Sub LLC, Superior Merger Sub Corporation, Sprint Corporation, Starburst I, Inc., Galaxy Investment Holdings, Inc., and for the limited purposes set forth therein, Deutsche Telekom AG, Deutsche Telekom Holding B.V., and SoftBank Group Corp., as amended (incorporated by reference to Exhibit 2.1 to our Current Report on Form 8-K filed with the SEC on February 20, 2020).

2.7
Asset Purchase Agreement, dated as of July 26, 2019, by and among T-Mobile US, Inc., Sprint Corporation and DISH Network Corporation (incorporated by reference to Exhibit 2.1 to our Current Report on Form 8-K filed with the SEC on July 26, 2019).

2.8
First Amendment to the Asset Purchase Agreement, dated June 17, 2020, by and among T-Mobile US, Inc., Sprint Corporation and DISH Network Corporation (incorporated by reference to Exhibit 2.1 to our Current Report on Form 8-K filed with the SEC on June 17, 2020 at 4:46 p.m. Eastern time).

3.1	Fifth Amended and Restated Certificate of Incorporation of T-Mobile US, Inc. (incorporated by reference to Exhibit 3.1 to our Current Report on Form 8-K filed with the SEC on April 1, 2020).

Exhibit No.	Document

3.2	Seventh Amended and Restated Bylaws of T-Mobile US, Inc. (incorporated by reference to Exhibit 3.2 to our Current Report on Form 8-K filed with the SEC on April 1, 2020).

3.3	Amended and Restated Certificate of Incorporation of T-Mobile USA, Inc. (incorporated by reference to Exhibit 3.3 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.4	Amended and Restated Bylaws of T-Mobile USA, Inc. (incorporated by reference to Exhibit 3.4 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.5†	Certificate of Formation of Alda Wireless Holdings, LLC, as amended.

3.6†	Limited Liability Company Agreement of Alda Wireless Holdings, LLC.

3.7†	Certificate of Formation of American Telecasting Development, LLC, as amended.

3.8†	Limited Liability Company Agreement of American Telecasting Development, LLC, as amended.

3.9†	Certificate of Formation of American Telecasting of Anchorage, LLC, as amended.

3.10†	Limited Liability Company Agreement of American Telecasting of Anchorage, LLC, as amended.

3.11†	Certificate of Formation of American Telecasting of Columbus, LLC, as amended.

3.12†	Limited Liability Company Agreement of American Telecasting of Columbus, LLC, as amended.

3.13†	Certificate of Formation of American Telecasting of Denver, LLC, as amended.

3.14†	Limited Liability Company Agreement of American Telecasting of Denver, LLC, as amended.

3.15†	Certificate of Formation of American Telecasting of Ft. Collins, LLC, as amended.

3.16†	Limited Liability Company Agreement of American Telecasting of Ft. Collins, LLC, as amended.

3.17†	Certificate of Formation of American Telecasting of Fort Myers, LLC, as amended.

3.18†	Limited Liability Company Agreement of American Telecasting of Fort Myers, LLC, as amended.

3.19†	Certificate of Formation of American Telecasting of Green Bay, LLC, as amended.

3.20†	Limited Liability Company Agreement of American Telecasting of Green Bay, LLC, as amended.

3.21†	Certificate of Formation of American Telecasting of Lansing, LLC, as amended.

3.22†	Limited Liability Company Agreement of American Telecasting of Lansing, LLC, as amended.

3.23†	Certificate of Formation of American Telecasting of Lincoln, LLC, as amended.

3.24†	Limited Liability Company Agreement of American Telecasting of Lincoln, LLC, as amended.

3.25†	Certificate of Formation of American Telecasting of Little Rock, LLC, as amended.

3.26†	Limited Liability Company Agreement of American Telecasting of Little Rock, LLC, as amended.

Exhibit No.	Document

3.27†	Certificate of Formation of American Telecasting of Louisville, LLC, as amended.

3.28†	Limited Liability Company Agreement of American Telecasting of Louisville, LLC, as amended.

3.29†	Certificate of Formation of American Telecasting of Medford, LLC, as amended.

3.30†	Limited Liability Company Agreement of American Telecasting of Medford, LLC, as amended.

3.31†	Certificate of Formation of American Telecasting of Michiana, LLC, as amended.

3.32†	Limited Liability Company Agreement of American Telecasting of Michiana, LLC, as amended.

3.33†	Certificate of Formation of American Telecasting of Monterey, LLC, as amended.

3.34†	Limited Liability Company Agreement of American Telecasting of Monterey, LLC, as amended.

3.35†	Certificate of Formation of American Telecasting of Redding, LLC, as amended.

3.36†	Limited Liability Company Agreement of American Telecasting of Redding, LLC, as amended.

3.37†	Certificate of Formation of American Telecasting of Santa Barbara, LLC, as amended.

3.38†	Limited Liability Company Agreement of American Telecasting of Santa Barbara, LLC, as amended.

3.39†	Certificate of Formation of American Telecasting of Seattle, LLC, as amended.

3.40†	Limited Liability Company Agreement of American Telecasting of Seattle, LLC, as amended.

3.41†	Certificate of Formation of American Telecasting of Sheridan, LLC, as amended.

3.42†	Limited Liability Company Agreement of American Telecasting of Sheridan, LLC, as amended.

3.43†	Certificate of Formation of American Telecasting of Yuba City, LLC, as amended.

3.44†	Limited Liability Company Agreement of American Telecasting of Yuba City, LLC, as amended.

3.45†	Certificate of Formation of APC Realty and Equipment Company, LLC, as amended.

3.46†	Limited Liability Company Agreement of APC Realty and Equipment Company, LLC.

3.47†	Certificate of Formation of Assurance Wireless of South Carolina, LLC.

3.48†	Operating Agreement of Assurance Wireless of South Carolina, LLC.

3.49†	Amended and Restated Certificate of Limited Partnership of Assurance Wireless USA, L.P.

3.50†	Limited Partnership Agreement of Assurance Wireless USA, L.P. (f/k/a Virgin Mobile USA, L.P.).

3.51†	Certificate of Formation of ATI Sub, LLC.

3.52†	Limited Liability Company Agreement of ATI Sub, LLC, as amended.

3.53†	Certificate of Formation of Boost Worldwide, LLC, as amended.

Exhibit No.	Document

3.54†	Operating Agreement of Boost Worldwide, LLC.

3.55†	Certificate of Formation of Broadcast Cable, LLC, as amended.

3.56†	Limited Liability Company Agreement of Broadcast Cable, LLC, as amended.

3.57†	Articles of Organization of Clear Wireless LLC, as amended.

3.58†	Limited Liability Company Agreement of Clear Wireless LLC.

3.59†	Certificate of Formation of Clearwire Communications LLC, as amended.

3.60†	Second Amended and Restated Agreement of Clearwire Communications LLC.

3.61†	Articles of Organization of Clearwire Hawaii Partners Spectrum, LLC.

3.62†	Limited Liability Company Agreement of Clearwire Hawaii Partners Spectrum, LLC.

3.63†	Articles of Organization of Clearwire IP Holdings LLC.

3.64†	Limited Liability Company Agreement of Clearwire IP Holdings LLC.

3.65†	Certificate of Formation of Clearwire Legacy LLC, as amended.

3.66†	Limited Liability Company Agreement of Clearwire Legacy LLC (f/k/a Clearwire MergerSub LLC).

3.67†	Articles of Organization of Clearwire Spectrum Holdings II LLC, as amended.

3.68†	Limited Liability Company Agreement of Clearwire Spectrum Holdings II LLC.

3.69†	Articles of Organization of Clearwire Spectrum Holdings III LLC, as amended.

3.70†	Limited Liability Company Agreement of Clearwire Spectrum Holdings III LLC.

3.71†	Articles of Organization of Clearwire Spectrum Holdings LLC.

3.72†	Limited Liability Company Agreement of Clearwire Spectrum Holdings LLC.

3.73†	Certificate of Formation of Clearwire XOHM LLC, as amended.

3.74†	Limited Liability Company Agreement of Clearwire XOHM LLC (f/k/a SX Sub, LLC).

3.75†	Certificate of Formation of Fixed Wireless Holdings, LLC, as amended.

3.76†	Limited Liability Company Agreement of Fixed Wireless Holdings, LLC.

3.77†	Certificate of Formation of Fresno MMDS Associates, LLC, as amended.

3.78†	Limited Liability Company Agreement of Fresno MMDS Associates, LLC, as amended.

3.79	Certificate of Formation of IBSV LLC (incorporated by reference to Exhibit 3.5 to our Registration Statement on Form S-4, filed on December 13, 2013).

Exhibit No.	Document

3.80	Limited Liability Company Certificate of Amendment of IBSV LLC (incorporated by reference to Exhibit 3.81 to our Post-Effective Amendment No. 1 to Form S-3, filed on September 3, 2014).

3.81	Limited Liability Company Agreement of IBSV LLC (incorporated by reference to Exhibit 3.6 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.82†	Amended and Restated Certificate of Incorporation of Independent Wireless One Leased Realty Corporation, as amended.

3.83†	Amended and Restated Bylaws of Independent Wireless One Leased Realty Corporation.

3.84†	Certificate of Formation of Kennewick Licensing, LLC, as amended.

3.85†	Amended and Restated Limited Liability Company Agreement of Kennewick Licensing, LLC, as amended.

3.86†	Certificate of Formation of L3TV Chicagoland Cable System, LLC.

3.87†	Limited Liability Company Agreement of L3TV Chicagoland Cable System, LLC.

3.88†	Certificate of Formation of L3TV Colorado Cable System, LLC, as amended.

3.89†	Limited Liability Company Agreement of L3TV Colorado Cable System, LLC.

3.90†	Certificate of Formation of L3TV Dallas Cable System, LLC.

3.91†	Limited Liability Company Agreement of L3TV Dallas Cable System, LLC.

3.92†	Certificate of Formation of L3TV DC Cable System, LLC.

3.93†	Limited Liability Company Agreement of L3TV DC Cable System, LLC.

3.94†	Certificate of Formation of L3TV Detroit Cable System, LLC.

3.95†	Limited Liability Company Agreement of L3TV Detroit Cable System, LLC.

3.96†	Certificate of Formation of L3TV Los Angeles Cable System, LLC.

3.97†	Limited Liability Company Agreement of L3TV Los Angeles Cable System, LLC.

3.98†	Certificate of Formation of L3TV Minneapolis Cable System, LLC.

3.99†	Limited Liability Company Agreement of L3TV Minneapolis Cable System, LLC.

3.100†	Certificate of Formation of L3TV New York Cable System, LLC.

3.101†	Limited Liability Company Agreement of L3TV New York Cable System, LLC.

3.102†	Certificate of Formation of L3TV Philadelphia Cable System, LLC.

3.103†	Limited Liability Company Agreement of L3TV Philadelphia Cable System, LLC.

3.104†	Certificate of Formation of L3TV San Francisco Cable System, LLC.

Exhibit No.	Document

3.105†	Limited Liability Company Agreement of L3TV San Francisco Cable System, LLC.

3.106†	Certificate of Formation of L3TV Seattle Cable System, LLC.

3.107†	Limited Liability Company Agreement of L3TV Seattle Cable System, LLC.

3.108†	Third Amended and Restated Certificate of Incorporation of Layer3 TV, Inc.

3.109†	Bylaws of Layer3 TV, Inc. (f/k/a Firefly Subsidiary, Inc.).

3.110	Certificate of Formation of MetroPCS California, LLC, as amended (incorporated by reference to Exhibit 3.55 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.111	Amended and Restated Limited Liability Company Agreement of MetroPCS California, LLC (incorporated by reference to Exhibit 3.56 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.112	Certificate of Formation of MetroPCS Florida, LLC (incorporated by reference to Exhibit 3.57 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.113	Amended and Restated Limited Liability Company Agreement of MetroPCS Florida, LLC (incorporated by reference to Exhibit 3.58 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.114	Certificate of Formation of MetroPCS Georgia, LLC (incorporated by reference to Exhibit 3.59 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.115	Amended and Restated Limited Liability Company Agreement of MetroPCS Georgia, LLC (incorporated by reference to Exhibit 3.60 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.116	Certificate of Formation of MetroPCS Massachusetts, LLC (incorporated by reference to Exhibit 3.61 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.117
Amended and Restated Limited Liability Company Agreement of MetroPCS Massachusetts, LLC (incorporated by reference to Exhibit 3.62 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.118	Certificate of Formation of MetroPCS Michigan, LLC (incorporated by reference to Exhibit 3.63 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.119	Limited Liability Company Agreement of MetroPCS Michigan, LLC (incorporated by reference to Exhibit 3.64 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.120	Certificate of Formation of MetroPCS Nevada, LLC (incorporated by reference to Exhibit 3.65 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.121	Amended and Restated Limited Liability Company Agreement of MetroPCS Nevada, LLC (incorporated by reference to Exhibit 3.66 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.122	Certificate of Formation of MetroPCS New York, LLC (incorporated by reference to Exhibit 3.67 to our Registration Statement on Form S-4, filed on December 13, 2013).

Exhibit No.	Document

3.123	Amended and Restated Limited Liability Company Agreement of MetroPCS New York, LLC (incorporated by reference to Exhibit 3.68 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.124	Certificate of Formation of MetroPCS Pennsylvania, LLC (incorporated by reference to Exhibit 3.69 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.125
Amended and Restated Limited Liability Company Agreement of MetroPCS Pennsylvania, LLC (incorporated by reference to Exhibit 3.70 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.126	Certificate of Formation of MetroPCS Texas, LLC (incorporated by reference to Exhibit 3.71 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.127
Second Amended and Restated Limited Liability Company Agreement of MetroPCS Texas, LLC (incorporated by reference to Exhibit 3.72 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.128	Certificate of Formation of MetroPCS Networks California, LLC, as amended (incorporated by reference to Exhibit 3.75 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.129
Amended and Restated Limited Liability Company Agreement of MetroPCS Networks California, LLC (incorporated by reference to Exhibit 3.76 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.130	Certificate of Formation of MetroPCS Networks Florida, LLC, as amended (incorporated by reference to Exhibit 3.77 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.131
Amended and Restated Limited Liability Company Agreement of MetroPCS Networks Florida, LLC (incorporated by reference to Exhibit 3.78 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.132†	Certificate of Formation of MinorCo, LLC.

3.133†	Operating Agreement of MinorCo, LLC.

3.134†	Certificate of Incorporation of Nextel Communications of the Mid-Atlantic, Inc., as amended.

3.135†	By-Laws of Nextel Communications of the Mid-Atlantic, Inc.

3.136†	Restated Certificate of Incorporation of Nextel of New York, Inc.

3.137†	Bylaws of Nextel of New York, Inc. (f/k/a Smart SMR of New York, Inc.).

3.138†	Certificate of Formation of Nextel Retail Stores, LLC.

3.139†	Limited Liability Company Agreement of Nextel Retail Stores, LLC.

3.140†	Amended and Restated Certificate of Incorporation of Nextel South Corp., as amended.

3.141†	By-Laws of Nextel South Corp. (f/k/a Dial Call, Inc.).

3.142†	Certificate of Formation of Nextel Systems, LLC.

Exhibit No.	Document

3.143†	Operating Agreement of Nextel Systems, LLC.

3.144†	Certificate of Incorporation of Nextel West Corp., as amended.

3.145†	Amended and Restated Bylaws of Nextel West Corp.

3.146†	Certificate of Formation of NSAC, LLC, as amended.

3.147†	Amended and Restated Limited Liability Company Agreement of NSAC, LLC, as amended.

3.148†	Certificate of Formation of PCTV Gold II, LLC.

3.149†	Amended and Restated Limited Liability Company Agreement of PCTV Gold II, LLC, as amended.

3.150†	Certificate of Formation of PCTV Sub, LLC, as amended.

3.151†	Limited Liability Company Agreement of PCTV Sub, LLC, as amended.

3.152†	Certificate of Formation of People’s Choice TV of Houston, LLC.

3.153†	Limited Liability Company Agreement of People’s Choice TV of Houston, LLC, as amended.

3.154†	Certificate of Formation of People’s Choice TV of St. Louis, LLC.

3.155†	Limited Liability Company Agreement of People’s Choice TV of St. Louis, LLC, as amended.

3.156†	Certificate of Formation of PRWireless PR, LLC.

3.157†	Limited Liability Company Agreement of PRWireless PR, LLC.

3.158†	Second Amended and Restated Certificate of Incorporation of PushSpring, Inc.

3.159†	Amended and Restated Bylaws of PushSpring, Inc.

3.160†	Certificate of Formation of SFE 1, LLC.

3.161†	Second Amended and Restated Limited Liability Company Agreement of SFE 1, LLC.

3.162†	Certificate of Formation of SFE 2, LLC.

3.163†	Second Amended and Restated Limited Liability Company Agreement of SFE 2, LLC.

3.164†	Articles of Incorporation of SIHI New Zealand Holdco, Inc., as amended.

3.165†	Bylaws of SIHI New Zealand Holdco, Inc.

3.166†	Certificate of Formation of SN Holdings (BR I) LLC.

3.167†	Limited Liability Company Agreement of SN Holdings (BR I) LLC.

3.168†	Certificate of Formation of SpeedChoice of Detroit, LLC.

3.169†	Limited Liability Company Agreement of SpeedChoice of Detroit, LLC, as amended.

Exhibit No.	Document

3.170†	Certificate of Formation of SpeedChoice of Phoenix, LLC.

3.171†	Limited Liability Company Agreement of SpeedChoice of Phoenix, LLC, as amended.

3.172†	Certificate of Formation of Sprint (Bay Area), LLC.

3.173†	Limited Liability Company Agreement of Sprint (Bay Area), LLC, as amended.

3.174†	Certificate of Incorporation of Sprint Capital Corporation, as amended.

3.175†	Bylaws of Sprint Capital Corporation.

3.176†	Amended and Restated Articles of Incorporation of Sprint Communications, Inc., as amended.

3.177†	Amended and Restated Bylaws of Sprint Communications, Inc.

3.178†	Certificate of Limited Partnership of Sprint Communications Company L.P., as amended.

3.179†	Amended and Restated Agreement of Limited Partnership of Sprint Communications Company L.P. (f/k/a US Sprint Communications Company Limited Partnership).

3.180†	Articles of Incorporation of Sprint Communications Company of New Hampshire, Inc., as amended.

3.181†	Bylaws of Sprint Communications Company of New Hampshire, Inc. (f/k/a US Sprint Communications Company of New Hampshire, Inc.), as amended.

3.182†	Articles of Incorporation of Sprint Communications Company of Virginia, Inc., as amended.

3.183†	Bylaws of Sprint Communications Company of Virginia, Inc. (f/k/a U.S. Telephone of Virginia, Inc.), as amended.

3.184†	Certificate of Formation of Sprint Connect LLC.

3.185†	Second Amended and Restated Operating Agreement of Sprint Connect LLC.

3.186†	Amended and Restated Certificate of Incorporation of Sprint Corporation, a Delaware corporation.

3.187†	Amended and Restated Bylaws of Sprint Corporation, a Delaware corporation.

3.188†	Articles of Incorporation of Sprint Corporation, a Kansas corporation.

3.189†	Bylaws of Sprint Corporation, a Kansas corporation.

3.190†	Articles of Incorporation of Sprint Corporation, a Missouri corporation.

3.191†	Bylaws of Sprint Corporation (f/k/a United Telecommunications, Inc.), a Missouri corporation.

3.192†	Articles of Incorporation of Sprint eBusiness, Inc., as amended

3.193†	Bylaws of Sprint eBusiness, Inc.

3.194†	Certificate of Formation of Sprint Enterprise Mobility, LLC, as amended.

Exhibit No.	Document

3.195†	Operating Agreement of Sprint Enterprise Mobility, LLC.

3.196†	Articles of Incorporation of Sprint Enterprise Network Services, Inc.

3.197†	Bylaws of Sprint Enterprise Network Services, Inc. (f/k/a Pen Enterprises, Inc.).

3.198†	Articles of Incorporation of Sprint eWireless, Inc., as amended.

3.199†	Bylaws of Sprint eWireless, Inc.

3.200†	Restated Certificate of Incorporation of Sprint International Communications Corporation, as amended.

3.201†	Bylaws of Sprint International Communications Corporation (f/k/a Telenet Communications Corporation), as amended.

3.202†	Articles of Incorporation of Sprint International Holding, Inc., as amended.

3.203†	Bylaws of Sprint International Holding, Inc.

3.204†	Certificate of Incorporation of Sprint International Incorporated, as amended.

3.205†	Bylaws of Sprint International Incorporated (f/k/a GTE Communications Network Systems Incorporated).

3.206†	Certificate of Formation of Sprint International Network Company LLC.

3.207†	Operating Agreement of Sprint International Network Company LLC.

3.208†	Amended and Restated Certificate of Formation of Sprint PCS Assets, L.L.C.

3.209†	Operating Agreement of Sprint PCS Assets, L.L.C. (f/k/a Cox PCS Assets, L.L.C.).

3.210†	Certificate of Incorporation of Sprint Solutions, Inc.

3.211†	Bylaws of Sprint Solutions, Inc.

3.212†	Certificate of Formation of Sprint Spectrum Holding Company, LLC.

3.213†	Operating Agreement of Sprint Spectrum Holding Company, LLC, as amended.

3.214†	Certificate of Limited Partnership of Sprint Spectrum L.P., as amended.

3.215†	Agreement of Limited Partnership of Sprint Spectrum L.P. (f/k/a MajorCo Sub, L.P.), as amended.

3.216†	Certificate of Formation of Sprint Spectrum Realty Company, LLC.

3.217†	Operating Agreement of Sprint Spectrum Realty Company, LLC.

3.218†	Articles of Incorporation of Sprint/United Management Company, as amended.

3.219†	Amended and Restated Bylaws of Sprint/United Management Company.

Exhibit No.	Document

3.220†	Articles of Incorporation of SprintCom, Inc., as amended.

3.221†	Bylaws of SprintCom, Inc.

3.222†	Articles of Incorporation of SWV Six, Inc., as amended.

3.223†	Amended and Restated Bylaws of SWV Six, Inc.

3.224	Certificate of Formation of T-Mobile Central LLC, as amended (incorporated by reference to Exhibit 3.25 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.225	Limited Liability Company Agreement of T-Mobile Central LLC (incorporated by reference to Exhibit 3.26 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.226	Certificate of Formation of T-Mobile Financial LLC (incorporated by reference to Exhibit 3.79 to our Post-Effective Amendment No. 1 to Form S-3, filed on September 3, 2014).

3.227	Limited Liability Company Agreement of T-Mobile Financial LLC (incorporated by reference to Exhibit 3.80 to our Post-Effective Amendment No. 1 to Form S-3, filed on September 3, 2014).

3.228	Certificate of Formation of T-Mobile Leasing LLC (incorporated by reference to Exhibit 3.82 to our Post-Effective Amendment No. 2 to Form S-3, filed on November 2, 2015).

3.229	Limited Liability Company Agreement of T-Mobile Leasing LLC (incorporated by reference to Exhibit 3.83 to our Post-Effective Amendment No. 2 to Form S-3, filed on November 2, 2015).

3.230	Certificate of Formation of T-Mobile License LLC (incorporated by reference to Exhibit 3.27 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.231	Limited Liability Company Agreement of T-Mobile License LLC (incorporated by reference to Exhibit 3.28 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.232	Certificate of Formation of T-Mobile Northeast LLC (incorporated by reference to Exhibit 3.29 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.233	Limited Liability Company Agreement of T-Mobile Northeast LLC (incorporated by reference to Exhibit 3.30 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.234	Certificate of Formation of T-Mobile PCS Holdings LLC, as amended (incorporated by reference to Exhibit 3.31 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.235	Limited Liability Company Agreement of T-Mobile PCS Holdings LLC (incorporated by reference to Exhibit 3.32 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.236	Certificate of Formation of T-Mobile Puerto Rico Holdings LLC, as amended (incorporated by reference to Exhibit 3.33 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.237	Limited Liability Company Agreement of T-Mobile Puerto Rico Holdings LLC (incorporated by reference to Exhibit 3.34 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.238	Certificate of Formation of T-Mobile Puerto Rico LLC, as amended (incorporated by reference to Exhibit 3.35 to our Registration Statement on Form S-4, filed on December 13, 2013).

Exhibit No.	Document

3.239	Amended and Restated Limited Liability Company Agreement of T-Mobile Puerto Rico LLC (incorporated by reference to Exhibit 3.36 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.240	Certificate of Incorporation of T-Mobile Resources Corporation, as amended (incorporated by reference to Exhibit 3.37 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.241	Bylaws of T-Mobile Resources Corporation (incorporated by reference to Exhibit 3.38 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.242	Certificate of Formation of T-Mobile South LLC (incorporated by reference to Exhibit 3.39 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.243	Limited Liability Company Agreement of T-Mobile South LLC (incorporated by reference to Exhibit 3.40 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.244†	Certificate of Formation of T-Mobile Subsidiary IV LLC.

3.245†	Limited Liability Company Agreement of T-Mobile Subsidiary IV LLC.

3.246	Certificate of Formation of T-Mobile West LLC (incorporated by reference to Exhibit 3.43 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.247	Limited Liability Company Agreement of T-Mobile West LLC (incorporated by reference to Exhibit 3.44 to our Registration Statement on Form S-4, filed on December 13, 2013).

3.248†	Certificate of Formation of TDI Acquisition Sub, LLC.

3.249†	Limited Liability Company Agreement of TDI Acquisition Sub, LLC, as amended.

3.250†	Certificate of Incorporation of Theory Mobile, Inc., as amended.

3.251†	Bylaws of Theory Mobile, Inc.

3.252†	Certificate of Formation of Transworld Telecom II, LLC.

3.253†	Limited Liability Company Agreement of Transworld Telecom II, LLC, as amended.

3.254†	Articles of Incorporation of US Telecom, Inc., as amended.

3.255†	Bylaws of US Telecom, Inc. (f/k/a United Telecom Communications, Inc.), as amended.

3.256†	Articles of Incorporation of USST of Texas, Inc., as amended.

3.257†	Bylaws of USST of Texas, Inc.

3.258†	Articles of Organization of Utelcom LLC.

3.259†	Operating Agreement of Utelcom LLC, as amended.

3.260†	Certificate of Formation of Virgin Mobile USA – Evolution, LLC, as amended.

3.261†	Operating Agreement of Virgin Mobile USA – Evolution, LLC.

Exhibit No.	Document

3.262†	Certificate of Formation of VMU GP, LLC, as amended.

3.263†	Amended and Restated Limited Liability Company Agreement of VMU GP, LLC.

3.264†	Certificate of Formation of WBS of America, LLC.

3.265†	Limited Liability Company Agreement of WBS of America, LLC, as amended.

3.266†	Certificate of Formation of WBS of Sacramento, LLC.

3.267†	Limited Liability Company Agreement of WBS of Sacremento, LLC, as amended.

3.268†	Certificate of Formation of WBSY Licensing, LLC.

3.269†	Limited Liability Company Agreement of WBSY Licensing, LLC, as amended.

3.270†	Certificate of Formation of WCOF, LLC.

3.271†	Amended and Restated Limited Liability Company Agreement of WCOF, LLC, as amended.

3.272†	Certificate of Formation of Wireless Broadband Services of America, L.L.C.

3.273†	Amended and Restated Limited Liability Company Agreement of Wireless Broadband Services of America, L.L.C., as amended.

3.274†	Certificate of Incorporation of Wireline Leasing Co., Inc.

3.275†	Bylaws of Wireline Leasing Co., Inc.

3.276†	Certificate of Amendment to Certificate of Formation of IBSV LLC.

3.277†	Certificate of Merger Merging MetroPCS Finance California, LLC with and into MetroPCS California, LLC.

3.278†	Certificate of Merger of PCS81, LLC and MetroPCS Georgia, LLC.

3.279†	Certificate of Merger Merging MetroPCS Finance Massachusetts, LLC with and into MetroPCS Massachusetts, LLC.

3.280†	Certificate of Merger Merging Royal Street BTA 262, LLC with and into MetroPCS Networks California, LLC.

3.281†	Certificates of Merger of MetroPCS Networks Florida, LLC.

3.282†	Certificate of Merger Merging MetroPCS Finance New York, LLC with and into MetroPCS New York, LLC.

3.283†	Certificate of Merger Merging MetroPCS Finance Pennsylvania, LLC with and into MetroPCS Pennsylvania, LLC.

3.284†	Certificate of Merger Merging MetroPCS Finance Texas, LLC with and into MetroPCS Texas, LLC.

Exhibit No.	Document

3.285†	Certificates of Merger of T-Mobile Central LLC.

3.286†	Certificates of Merger of T-Mobile License LLC.

3.287†	Certificates of Merger of T-Mobile Northeast LLC.

3.288†	Certificate of Merger of T-Mobile Puerto Rico LLC.

3.289†	Certificates of Merger of T-Mobile South LLC.

3.290†	Certificate of Merger of T-Mobile USA, Inc.

4.1
Indenture, dated as of April 28, 2013, among T-Mobile USA, Inc., the guarantors party thereto, and Deutsche Bank Trust Company Americas, as trustee (incorporated by reference to Exhibit 4.1 to our Current Report on Form 8-K filed with the SEC on May 2, 2013).

4.2
Eleventh Supplemental Indenture, dated as of May 1, 2013, among T-Mobile USA, Inc., the guarantors party thereto, and Deutsche Bank Trust Company Americas, as trustee (incorporated by reference to Exhibit 4.12 to our Current Report on Form 8-K filed with the SEC on May 2, 2013).

4.3
Sixteenth Supplemental Indenture, dated as of August 11, 2014, by and among T-Mobile USA, Inc., the guarantors party thereto and Deutsche Bank Trust Company Americas, as trustee (incorporated by reference to Exhibit 4.3 to our Quarterly Report on Form 10-Q filed with the SEC on October 28, 2014).

4.4
Nineteenth Supplemental Indenture, dated as of September 28, 2015, by and among T-Mobile USA, Inc., T-Mobile Leasing LLC, the guarantors party thereto, and Deutsche Bank Trust Company Americas, as trustee (incorporated by reference to Exhibit 4.3 to our Quarterly Report on Form 10-Q filed with the SEC on October 27, 2015).

4.5
Twenty-Sixth Supplemental Indenture, dated as of April 27, 2017, by and among T-Mobile USA, Inc., T-Mobile US, Inc., the other guarantors party thereto and Deutsche Bank Trust Company Americas, as trustee, including the Form of 4.000% Senior Note due 2022-1 (incorporated by reference to Exhibit 4.1 to our Current Report on Form 8-K, filed on April 28, 2017).

4.6
Twenty-Eighth Supplemental Indenture, dated as of April 28, 2017, by and among T-Mobile USA, Inc., T-Mobile US, Inc., the other guarantors party thereto and Deutsche Bank Trust Company Americas, as trustee, including the Form of 5.375% Senior Note due 2027-1 (incorporated by reference to Exhibit 4.3 to our Current Report on Form 8-K, filed on April 28, 2017).

4.7
Thirtieth Supplemental Indenture, dated as of May 9, 2017, by and among T-Mobile USA, Inc., T-Mobile US, Inc., the other guarantors party thereto and Deutsche Bank Trust Company Americas, as trustee (incorporated by reference to Exhibit 4.2 to our Current Report on Form 8-K filed with the SEC on May 9, 2017).

4.8
Thirty-Fourth Supplemental Indenture, dated as of April 26, 2018, by and among T-Mobile USA, Inc., T-Mobile US, Inc., the other guarantors party thereto and Deutsche Bank Trust Company Americas, as trustee (incorporated by reference to Exhibit 4.5 to our Quarterly Report on Form 10-Q, filed with the SEC on May 1, 2018).

Exhibit No.	Document

4.9
Thirty-Fifth Supplemental Indenture, dated as of April 30, 2018, by and among T-Mobile USA, Inc., T-Mobile US, Inc., the other guarantors party thereto and Deutsche Bank Trust Company Americas, as trustee, including the Form of 4.500% Senior Note due 2026-1 (incorporated by reference to Exhibit 4.1 to our Current Report on Form 8-K, filed on May 4, 2018).

4.10
Thirty-Sixth Supplemental Indenture, dated as of April 30, 2018, by and among T-Mobile USA, Inc., T-Mobile US, Inc., the other guarantors party thereto and Deutsche Bank Trust Company Americas, as trustee, including the Form of 4.750% Senior Note due 2028-1 (incorporated by reference to Exhibit 4.2 to our Current Report on Form 8-K, filed on May 4, 2018).

4.11
Thirty-Seventh Supplemental Indenture, dated as of May 20, 2018, by and among T-Mobile USA, Inc., the guarantors party thereto, and Deutsche Bank Trust Company Americas (incorporated by reference to Exhibit 4.1 to our Current Report on Form 8-K filed with the SEC on May 21, 2018).

4.12
Thirty-Eighth Supplemental Indenture, dated as of December 20, 2018, by and among T-Mobile USA, Inc., the guarantors party thereto, and Deutsche Bank Trust Company Americas (incorporated by reference to Exhibit 4.1 to our Current Report on Form 8-K filed with the SEC on December 21, 2018).

4.13
Thirty-Ninth Supplemental Indenture, dated as of December 20, 2018, by and among T-Mobile USA, Inc., the guarantors party thereto, and Deutsche Bank Trust Company Americas (incorporated by reference to Exhibit 4.41 to our Annual Report on Form 10-K filed with the SEC on February 7, 2019).

4.14
Fortieth Supplemental Indenture, dated as of September 27, 2019, by and among T-Mobile USA, Inc., T-Mobile US, Inc., the other guarantors party thereto and Deutsche Bank Trust Company Americas, as trustee (incorporated by reference to Exhibit 4.1 to our Quarterly Report on Form 10-Q filed with the SEC on October 28, 2019).

4.15
Forty-First Supplemental Indenture, dated as of April 1, 2020, by and among T-Mobile USA, Inc., T-Mobile US, Inc., the other guarantors party thereto, and Deutsche Bank Trust Company Americas, as trustee (incorporated by reference to Exhibit 4.12 to our Quarterly Report on Form 10-Q filed with the SEC on August 6, 2020).

4.16
Forty-Second Supplemental Indenture, dated as of May 7, 2020, by and among T-Mobile USA, Inc., T-Mobile US, Inc., the other guarantors party thereto, and Deutsche Bank Trust Company Americas, as trustee (incorporated by reference to Exhibit 4.13 to Amendment No. 1 to our Quarterly Report on Form 10-Q filed with the SEC on August 10, 2020).

4.17
Indenture, dated as of April 9, 2020, by and among T-Mobile USA, Inc., T-Mobile US, Inc. and Deutsche Bank Trust Company Americas, as trustee (incorporated by reference to Exhibit 4.1 to our Current Report on Form 8-K filed with the SEC on April 13, 2020).

4.18
Sixth Supplemental Indenture, dated as of May 7, 2020, by and among T-Mobile USA, Inc., the guarantors party thereto, and Deutsche Bank Trust Company Americas, as trustee (incorporated by reference to Exhibit 4.7 to Amendment No. 1 to our Quarterly Report on Form 10-Q filed with the SEC on August 10, 2020).

5.1†	Exhibit 5 Opinion of Fried, Frank, Harris, Shriver & Jacobson LLP.

5.2†	Exhibit 5 Opinion of Polsinelli PC.

5.3†	Exhibit 5 Opinion of McLane, Graf, Raulerson & Middleton, P.A.

Exhibit No.	Document

23.1†	Consent of Fried, Frank, Harris, Shriver & Jacobson LLP (included in Exhibit 5.1).

23.2†	Consent of Polsinelli PC (included in Exhibit 5.2).

23.3†	Consent of McLane, Graf, Raulerson & Middleton, P.A. (included in Exhibit 5.3).

23.4†	Consent of PricewaterhouseCoopers LLP.

23.5†	Consent of Deloitte & Touche LLP.

24.1†	Powers of Attorney (included on the signature pages hereof).

25.1†	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of Deutsche Bank Trust Company Americas, as Trustee under the Indenture, dated as of April 28, 2013.

25.2†	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of Deutsche Bank Trust Company Americas, as Trustee under the Indenture, dated as of April 9, 2020.
*
To be filed, if necessary, as an exhibit to a post-effective amendment to this registration statement or as an exhibit to a Current Report on Form 8-K or other report to be filed by the Company pursuant to Section 13(a) or 15(d) of the Exchange Act and incorporated herein by reference.

†	Filed herewith.

Item 17. Undertakings
(a)	The undersigned registrant hereby undertakes:
(1)	To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:
(i)	To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;
(ii)
To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement;

(iii)
To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

Provided, however, that paragraphs (a)(1)(i), (a)(1)(ii) and (a)(1)(iii) above do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the registrant pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.
(2)
That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3)	To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.
(4)	That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser:
(i)
Each prospectus filed by the registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(ii)
Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii), or (x) for the purpose of providing the information required by section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.

(5)	That, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities:
The undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:
(i)	Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;
(ii)	Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;
(iii)
The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

(iv)	Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.
(b)
The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant’s annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c)
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bellevue, State of Washington, on September 25, 2020.
T-MOBILE US, INC.

By:	/s/ G. Michael Sievert
G. Michael Sievert President and Chief Executive Officer
Each person whose signature appears below constitutes and appoints G. Michael Sievert, Peter Osvaldik and David A. Miller, and each or any of them, his or her true and lawful attorney-in-fact and agent, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments or supplements (including post-effective amendments) to this registration statement on Form S-3, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.
Name	Title	Date

/s/ G. Michael Sievert	President and Chief Executive Officer (Principal Executive Officer) and Director	September 25, 2020
G. Michael Sievert

/s/ Peter Osvaldik	Executive Vice President and Chief Financial Officer (Principal Financial Officer)	September 25, 2020
Peter Osvaldik

/s/ Dara Bazzano	Senior Vice President, Finance and Chief Accounting Officer (Principal Accounting Officer)	September 25, 2020
Dara Bazzano

/s/ Timotheus Höttges	Chairman of the Board of Directors	September 25, 2020
Timotheus Höttges

/s/ Marcelo Claure	Director	September 25, 2020
Marcelo Claure

/s/ Srikant M. Datar	Director	September 25, 2020
Srikant M. Datar

/s/ Srini Gopalan	Director	September 25, 2020
Srini Gopalan

/s/ Lawrence H. Guffey	Director	September 25, 2020
Lawrence H. Guffey

Name	Title	Date

/s/ Christian P. Illek	Director	September 25, 2020
Christian P. Illek

/s/ Stephen R. Kappes	Director	September 25, 2020
Stephen R. Kappes

/s/ Raphael Kübler	Director	September 25, 2020
Raphael Kübler

/s/ Thorsten Langheim	Director	September 25, 2020
Thorsten Langheim

/s/ Teresa A. Taylor	Director	September 25, 2020
Teresa A. Taylor

/s/ Kelvin R. Westbrook	Director	September 25, 2020
Kelvin R. Westbrook

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bellevue, State of Washington, on September 25, 2020.
T-Mobile USA, Inc.

By:	/s/ G. Michael Sievert
G. Michael Sievert President and Chief Executive Officer
Each person whose signature appears below constitutes and appoints G. Michael Sievert, Peter Osvaldik and David A. Miller, and each or either of them, his or her true and lawful attorney-in-fact and agent, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments or supplements (including post-effective amendments) to this registration statement on Form S-3, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.
Signature	Title	Date

/s/ G. Michael Sievert	President and Chief Executive Officer (Principal Executive Officer)	September 25, 2020
G. Michael Sievert

/s/ Peter Osvaldik	Executive Vice President and Chief Financial Officer (Principal Financial Officer) and Director	September 25, 2020
Peter Osvaldik

/s/ Dara Bazzano	Senior Vice President and Chief Accounting Officer (Principal Accounting Officer)	September 25, 2020
Dara Bazzano

/s/ David A. Miller	Director	September 25, 2020
David A. Miller

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bellevue, State of Washington, on September 25, 2020.
Assurance Wireless of South Carolina, LLC Virgin Mobile USA – Evolution, LLC

By:	/s/ G. Michael Sievert
G. Michael Sievert President and Chief Executive Officer
Each person whose signature appears below constitutes and appoints G. Michael Sievert, Peter Osvaldik and David A. Miller, and each or either of them, his or her true and lawful attorney-in-fact and agent, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments or supplements (including post-effective amendments) to this registration statement on Form S-3, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.
Signature	Title	Date

/s/ G. Michael Sievert	President and Chief Executive Officer (Principal Executive Officer)	September 25, 2020
G. Michael Sievert

/s/ Peter Osvaldik	Executive Vice President and Chief Financial Officer (Principal Financial Officer)	September 25, 2020
Peter Osvaldik

/s/ Dara Bazzano	Senior Vice President and Chief Accounting Officer (Principal Accounting Officer)	September 25, 2020
Dara Bazzano

/s/ G. Michael Sievert	President and Chief Executive Officer of Assurance Wireless USA, L.P., the Registrant’s Member	September 25, 2020
G. Michael Sievert

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bellevue, State of Washington, on September 25, 2020.
American Telecasting Development, LLC ATI Sub, LLC Clearwire Legacy LLC Clearwire Spectrum Holdings III LLC NSAC, LLC TDI Acquisition Sub, LLC

By:	/s/ G. Michael Sievert
G. Michael Sievert President and Chief Executive Officer
Each person whose signature appears below constitutes and appoints G. Michael Sievert, Peter Osvaldik and David A. Miller, and each or either of them, his or her true and lawful attorney-in-fact and agent, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments or supplements (including post-effective amendments) to this registration statement on Form S-3, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.
Signature	Title	Date

/s/ G. Michael Sievert	President and Chief Executive Officer (Principal Executive Officer)	September 25, 2020
G. Michael Sievert

/s/ Peter Osvaldik	Executive Vice President and Chief Financial Officer (Principal Financial Officer)	September 25, 2020
Peter Osvaldik

/s/ Dara Bazzano	Senior Vice President and Chief Accounting Officer (Principal Accounting Officer)	September 25, 2020
Dara Bazzano

/s/ G. Michael Sievert	President and Chief Executive Officer of Clearwire Communications LLC, the Registrant’s Member	September 25, 2020
G. Michael Sievert

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bellevue, State of Washington, on September 25, 2020.
Clearwire Spectrum Holdings II LLC Clearwire Spectrum Holdings LLC Fixed Wireless Holdings, LLC

By:	/s/ G. Michael Sievert
G. Michael Sievert President and Chief Executive Officer
Each person whose signature appears below constitutes and appoints G. Michael Sievert, Peter Osvaldik and David A. Miller, and each or either of them, his or her true and lawful attorney-in-fact and agent, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments or supplements (including post-effective amendments) to this registration statement on Form S-3, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.
Signature	Title	Date

/s/ G. Michael Sievert	President and Chief Executive Officer (Principal Executive Officer)	September 25, 2020
G. Michael Sievert

/s/ Peter Osvaldik	Executive Vice President and Chief Financial Officer (Principal Financial Officer)	September 25, 2020
Peter Osvaldik

/s/ Dara Bazzano	Senior Vice President and Chief Accounting Officer (Principal Accounting Officer)	September 25, 2020
Dara Bazzano

/s/ G. Michael Sievert	President and Chief Executive Officer of Clearwire Legacy LLC, the Registrant’s Member	September 25, 2020
G. Michael Sievert

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bellevue, State of Washington, on September 25, 2020.
Broadcast Cable, LLC Kennewick Licensing, LLC WBSY Licensing, LLC

By:	/s/ G. Michael Sievert
G. Michael Sievert President and Chief Executive Officer
Each person whose signature appears below constitutes and appoints G. Michael Sievert, Peter Osvaldik and David A. Miller, and each or either of them, his or her true and lawful attorney-in-fact and agent, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments or supplements (including post-effective amendments) to this registration statement on Form S-3, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.
Signature	Title	Date

/s/ G. Michael Sievert	President and Chief Executive Officer (Principal Executive Officer)	September 25, 2020
G. Michael Sievert

/s/ Peter Osvaldik	Executive Vice President and Chief Financial Officer (Principal Financial Officer)	September 25, 2020
Peter Osvaldik

/s/ Dara Bazzano	Senior Vice President and Chief Accounting Officer (Principal Accounting Officer)	September 25, 2020
Dara Bazzano

/s/ G. Michael Sievert	President and Chief Executive Officer of Clearwire XOHM LLC, the Registrant’s Manager	September 25, 2020
G. Michael Sievert

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bellevue, State of Washington, on September 25, 2020.

Alda Wireless Holdings, LLC
American Telecasting of Columbus, LLC
American Telecasting of Denver, LLC
American Telecasting of Fort Myers, LLC
American Telecasting of Ft. Collins, LLC
American Telecasting of Green Bay, LLC
American Telecasting of Lansing, LLC
American Telecasting of Lincoln, LLC
American Telecasting of Louisville, LLC
American Telecasting of Medford, LLC
American Telecasting of Michiana, LLC
American Telecasting of Monterey, LLC
American Telecasting of Redding, LLC
American Telecasting of Santa Barbara, LLC
American Telecasting of Sheridan, LLC
American Telecasting of Yuba City, LLC
Clearwire Hawaii Partners Spectrum, LLC
Fresno MMDS Associates, LLC
PCTV Gold II, LLC
PCTV Sub, LLC
People’s Choice TV of Houston, LLC
People’s Choice TV of St. Louis, LLC
SpeedChoice of Detroit, LLC
SpeedChoice of Phoenix, LLC
Sprint (Bay Area), LLC
Transworld Telecom II, LLC
WBS of America, LLC
WBS of Sacramento, LLC
WCOF, LLC
Wireless Broadband Services of America, L.L.C.

By:	/s/ G. Michael Sievert
G. Michael Sievert President and Chief Executive Officer
Each person whose signature appears below constitutes and appoints G. Michael Sievert, Peter Osvaldik and David A. Miller, and each or either of them, his or her true and lawful attorney-in-fact and agent, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments or supplements (including post-effective amendments) to this registration statement on Form S-3, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.
Signature	Title	Date

/s/ G. Michael Sievert	President and Chief Executive Officer (Principal Executive Officer)	September 25, 2020
G. Michael Sievert

/s/ Peter Osvaldik	Executive Vice President and Chief Financial Officer (Principal Financial Officer)	September 25, 2020
Peter Osvaldik

/s/ Dara Bazzano	Senior Vice President and Chief Accounting Officer (Principal Accounting Officer)	September 25, 2020
Dara Bazzano

/s/ G. Michael Sievert	President and Chief Executive Officer of Clearwire XOHM LLC, the Registrant’s Member	September 25, 2020
G. Michael Sievert

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bellevue, State of Washington, on September 25, 2020.

IBSV LLC
L3TV Detroit Cable System, LLC
L3TV Minneapolis Cable System, LLC
L3TV Philadelphia Cable System, LLC
L3TV San Francisco Cable System, LLC
L3TV Seattle Cable System, LLC
T-Mobile License LLC
T-Mobile Northeast LLC
T-Mobile Puerto Rico Holdings LLC
T-Mobile Puerto Rico LLC
T-Mobile South LLC
T-Mobile Subsidiary IV LLC
T-Mobile West LLC

By:	/s/ G. Michael Sievert
G. Michael Sievert President and Chief Executive Officer
Each person whose signature appears below constitutes and appoints G. Michael Sievert, Peter Osvaldik and David A. Miller, and each or either of them, his or her true and lawful attorney-in-fact and agent, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments or supplements (including post-effective amendments) to this registration statement on Form S-3, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.
Signature	Title	Date

/s/ G. Michael Sievert	President and Chief Executive Officer (Principal Executive Officer)	September 25, 2020
G. Michael Sievert

/s/ Peter Osvaldik	Executive Vice President and Chief Financial Officer (Principal Financial Officer)	September 25, 2020
Peter Osvaldik

/s/ Dara Bazzano	Senior Vice President and Chief Accounting Officer (Principal Accounting Officer)	September 25, 2020
Dara Bazzano

/s/ David A. Miller	Manager	September 25, 2020
David A. Miller

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bellevue, State of Washington, on September 25, 2020.
T-Mobile Resources Corporation

By:	/s/ G. Michael Sievert
G. Michael Sievert President and Chief Executive Officer
Each person whose signature appears below constitutes and appoints G. Michael Sievert, Peter Osvaldik and David A. Miller, and each or either of them, his or her true and lawful attorney-in-fact and agent, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments or supplements (including post-effective amendments) to this registration statement on Form S-3, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.
Signature	Title	Date

/s/ G. Michael Sievert	President and Chief Executive Officer (Principal Executive Officer)	September 25, 2020
G. Michael Sievert

/s/ Peter Osvaldik	Executive Vice President and Chief Financial Officer (Principal Financial Officer)	September 25, 2020
Peter Osvaldik

/s/ Dara Bazzano	Senior Vice President and Chief Accounting Officer (Principal Accounting Officer)	September 25, 2020
Dara Bazzano

/s/ David A. Miller	Director	September 25, 2020
David A. Miller

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bellevue, State of Washington, on September 25, 2020.
L3TV Chicagoland Cable System, LLC L3TV Colorado Cable System, LLC L3TV Dallas Cable System, LLC L3TV DC Cable System, LLC L3TV Los Angeles Cable System, LLC L3TV New York Cable System, LLC

By:	/s/ G. Michael Sievert
G. Michael Sievert President and Chief Executive Officer
Each person whose signature appears below constitutes and appoints G. Michael Sievert, Peter Osvaldik and David A. Miller, and each or either of them, his or her true and lawful attorney-in-fact and agent, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments or supplements (including post-effective amendments) to this registration statement on Form S-3, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.
Signature	Title	Date

/s/ G. Michael Sievert	President and Chief Executive Officer (Principal Executive Officer)	September 25, 2020
G. Michael Sievert

/s/ Peter Osvaldik	Executive Vice President and Chief Financial Officer (Principal Financial Officer)	September 25, 2020
Peter Osvaldik

/s/ Dara Bazzano	Senior Vice President and Chief Accounting Officer (Principal Accounting Officer)	September 25, 2020
Dara Bazzano

/s/ G. Michael Sievert	President and Chief Executive Officer of Layer3 TV, Inc., the Registrant’s Manager	September 25, 2020
G. Michael Sievert

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bellevue, State of Washington, on September 25, 2020.
Clearwire XOHM LLC

By:	/s/ G. Michael Sievert
G. Michael Sievert President and Chief Executive Officer
Each person whose signature appears below constitutes and appoints G. Michael Sievert, Peter Osvaldik and David A. Miller, and each or either of them, his or her true and lawful attorney-in-fact and agent, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments or supplements (including post-effective amendments) to this registration statement on Form S-3, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.
Signature	Title	Date

/s/ G. Michael Sievert	President and Chief Executive Officer (Principal Executive Officer)	September 25, 2020
G. Michael Sievert

/s/ Peter Osvaldik	Executive Vice President and Chief Financial Officer (Principal Financial Officer)	September 25, 2020
Peter Osvaldik

/s/ Dara Bazzano	Senior Vice President and Chief Accounting Officer (Principal Accounting Officer)	September 25, 2020
Dara Bazzano

/s/ G. Michael Sievert	President and Chief Executive Officer of Nextel West Corp., the Registrant’s Member	September 25, 2020
G. Michael Sievert

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bellevue, State of Washington, on September 25, 2020.
SFE 1, LLC SFE 2, LLC

By:	/s/ G. Michael Sievert
G. Michael Sievert President and Chief Executive Officer
Each person whose signature appears below constitutes and appoints G. Michael Sievert, Peter Osvaldik and David A. Miller, and each or either of them, his or her true and lawful attorney-in-fact and agent, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments or supplements (including post-effective amendments) to this registration statement on Form S-3, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.
Signature	Title	Date

/s/ G. Michael Sievert	President and Chief Executive Officer (Principal Executive Officer)	September 25, 2020
G. Michael Sievert

/s/ Peter Osvaldik	Executive Vice President and Chief Financial Officer (Principal Financial Officer) and Director	September 25, 2020
Peter Osvaldik

/s/ Dara Bazzano	Senior Vice President and Chief Accounting Officer (Principal Accounting Officer)	September 25, 2020
Dara Bazzano

/s/ David A. Miller	Director	September 25, 2020
David A. Miller

	Director	September 25, 2020
Albert J. Fioravanti

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bellevue, State of Washington, on September 25, 2020.

Independent Wireless One Leased Realty Corporation
Layer3 TV, Inc.
Nextel Communications of the Mid-Atlantic, Inc.
Nextel of New York, Inc.
Nextel South Corp.
Nextel West Corp.
PushSpring, Inc.
SIHI New Zealand Holdco, Inc.
Sprint Capital Corporation
Sprint Communications, Inc.
Sprint Communications Company of New Hampshire, Inc.
Sprint Communications Company of Virginia, Inc.
Sprint Corporation (Delaware)
Sprint Corporation (Kansas)
Sprint Corporation (Missouri)
Sprint eBusiness, Inc.
Sprint Enterprise Network Services, Inc.
Sprint eWireless, Inc.
Sprint International Communications Corporation
Sprint International Holding, Inc.
Sprint International Incorporated
Sprint Solutions, Inc.
Sprint/United Management Company
SWV Six, Inc.
Theory Mobile, Inc.
US Telecom, Inc.
USST of Texas, Inc.
Wireline Leasing Co., Inc.

By:	/s/ G. Michael Sievert
G. Michael Sievert President and Chief Executive Officer
Each person whose signature appears below constitutes and appoints G. Michael Sievert, Peter Osvaldik and David A. Miller, and each or either of them, his or her true and lawful attorney-in-fact and agent, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments or supplements (including post-effective amendments) to this registration statement on Form S-3, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.
Signature	Title	Date

/s/ G. Michael Sievert	President and Chief Executive Officer (Principal Executive Officer)	September 25, 2020
G. Michael Sievert

/s/ Peter Osvaldik	Executive Vice President and Chief Financial Officer (Principal Financial Officer) and Director	September 25, 2020
Peter Osvaldik

/s/ Dara Bazzano	Senior Vice President and Chief Accounting Officer (Principal Accounting Officer)	September 25, 2020
Dara Bazzano

/s/ David A. Miller	Director	September 25, 2020
David A. Miller

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bellevue, State of Washington, on September 25, 2020.
SprintCom, Inc.

By:	/s/ Peter Osvaldik
Peter Osvaldik President and Treasurer
Each person whose signature appears below constitutes and appoints G. Michael Sievert, Peter Osvaldik and David A. Miller, and each or either of them, his or her true and lawful attorney-in-fact and agent, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments or supplements (including post-effective amendments) to this registration statement on Form S-3, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.
Signature	Title	Date

/s/ Peter Osvaldik	President and Treasurer (Principal Executive Officer and Principal Financial Officer) and Director	September 25, 2020
Peter Osvaldik

/s/ Dara Bazzano	Assistant Controller (Principal Accounting Officer)	September 25, 2020
Dara Bazzano

/s/ David A. Miller	Director	September 25, 2020
David A. Miller

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bellevue, State of Washington, on September 25, 2020.
T-Mobile Financial LLC T-Mobile Leasing LLC

By:	/s/ Peter Osvaldik
Peter Osvaldik President and Treasurer
Each person whose signature appears below constitutes and appoints G. Michael Sievert, Peter Osvaldik and David A. Miller, and each or either of them, his or her true and lawful attorney-in-fact and agent, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments or supplements (including post-effective amendments) to this registration statement on Form S-3, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.
Signature	Title	Date

/s/ Peter Osvaldik	President and Treasurer (Principal Executive Officer and Principal Financial Officer) and Manager	September 25, 2020
Peter Osvaldik

/s/ Dara Bazzano	Assistant Controller (Principal Accounting Officer)	September 25, 2020
Dara Bazzano

/s/ David A. Miller	Manager	September 25, 2020
David A. Miller

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bellevue, State of Washington, on September 25, 2020.
Clearwire Communications LLC

By:	/s/ G. Michael Sievert
G. Michael Sievert President and Chief Executive Officer
Each person whose signature appears below constitutes and appoints G. Michael Sievert, Peter Osvaldik and David A. Miller, and each or either of them, his or her true and lawful attorney-in-fact and agent, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments or supplements (including post-effective amendments) to this registration statement on Form S-3, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.
Signature	Title	Date

/s/ G. Michael Sievert	President and Chief Executive Officer (Principal Executive Officer)	September 25, 2020
G. Michael Sievert

/s/ Peter Osvaldik	Executive Vice President and Chief Financial Officer (Principal Financial Officer)	September 25, 2020
Peter Osvaldik

/s/ Dara Bazzano	Senior Vice President and Chief Accounting Officer (Principal Accounting Officer)	September 25, 2020
Dara Bazzano

/s/ G. Michael Sievert	President and Chief Executive Officer of Sprint Communications, Inc., the Registrant’s Member	September 25, 2020
G. Michael Sievert

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bellevue, State of Washington, on September 25, 2020.
Sprint International Network Company LLC

By:	/s/ G. Michael Sievert
G. Michael Sievert President and Chief Executive Officer
Each person whose signature appears below constitutes and appoints G. Michael Sievert, Peter Osvaldik and David A. Miller, and each or either of them, his or her true and lawful attorney-in-fact and agent, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments or supplements (including post-effective amendments) to this registration statement on Form S-3, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.
Signature	Title	Date

/s/ G. Michael Sievert	President and Chief Executive Officer (Principal Executive Officer)	September 25, 2020
G. Michael Sievert

/s/ Peter Osvaldik	Executive Vice President and Chief Financial Officer (Principal Financial Officer)	September 25, 2020
Peter Osvaldik

/s/ Dara Bazzano	Senior Vice President and Chief Accounting Officer (Principal Accounting Officer)	September 25, 2020
Dara Bazzano

/s/ G. Michael Sievert	President and Chief Executive Officer of Sprint International Communications Corporation, the Registrant’s Member	September 25, 2020
G. Michael Sievert

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bellevue, State of Washington, on September 25, 2020.
SN Holdings (BR I) LLC

By:	/s/ G. Michael Sievert
G. Michael Sievert President and Chief Executive Officer
Each person whose signature appears below constitutes and appoints G. Michael Sievert, Peter Osvaldik and David A. Miller, and each or either of them, his or her true and lawful attorney-in-fact and agent, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments or supplements (including post-effective amendments) to this registration statement on Form S-3, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.
Signature	Title	Date

/s/ G. Michael Sievert	President and Chief Executive Officer (Principal Executive Officer)	September 25, 2020
G. Michael Sievert

/s/ Peter Osvaldik	Executive Vice President and Chief Financial Officer (Principal Financial Officer)	September 25, 2020
Peter Osvaldik

/s/ Dara Bazzano	Senior Vice President and Chief Accounting Officer (Principal Accounting Officer)	September 25, 2020
Dara Bazzano

/s/ G. Michael Sievert	President and Chief Executive Officer of Sprint International Holding, Inc., the Registrant’s Member	September 25, 2020
G. Michael Sievert

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bellevue, State of Washington, on September 25, 2020.
Sprint Spectrum L.P.

By:	/s/ Peter Osvaldik
Peter Osvaldik President and Treasurer
Each person whose signature appears below constitutes and appoints G. Michael Sievert, Peter Osvaldik and David A. Miller, and each or either of them, his or her true and lawful attorney-in-fact and agent, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments or supplements (including post-effective amendments) to this registration statement on Form S-3, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.
Signature	Title	Date

/s/ Peter Osvaldik	President and Treasurer (Principal Executive Officer and Principal Financial Officer) and Manager	September 25, 2020
Peter Osvaldik

/s/ Dara Bazzano	Assistant Controller (Principal Accounting Officer)	September 25, 2020
Dara Bazzano

/s/ G. Michael Sievert	President and Chief Executive Officer of Sprint Spectrum Holding Company, LLC, the Registrant’s General Partner	September 25, 2020
G. Michael Sievert

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bellevue, State of Washington, on September 25, 2020.
APC Realty and Equipment Company, LLC Sprint PCS Assets, L.L.C. Sprint Spectrum Realty Company, LLC

By:	/s/ G. Michael Sievert
G. Michael Sievert President and Chief Executive Officer
Each person whose signature appears below constitutes and appoints G. Michael Sievert, Peter Osvaldik and David A. Miller, and each or either of them, his or her true and lawful attorney-in-fact and agent, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments or supplements (including post-effective amendments) to this registration statement on Form S-3, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.
Signature	Title	Date

/s/ G. Michael Sievert	President and Chief Executive Officer (Principal Executive Officer)	September 25, 2020
G. Michael Sievert

/s/ Peter Osvaldik	Executive Vice President and Chief Financial Officer (Principal Financial Officer)	September 25, 2020
Peter Osvaldik

/s/ Dara Bazzano	Senior Vice President and Chief Accounting Officer (Principal Accounting Officer)	September 25, 2020
Dara Bazzano

/s/ Peter Osvaldik	President and Treasurer of Sprint Spectrum L.P., the Registrant’s Member	September 25, 2020
Peter Osvaldik

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bellevue, State of Washington, on September 25, 2020.
Nextel Systems, LLC

By:	/s/ G. Michael Sievert
G. Michael Sievert President and Chief Executive Officer
Each person whose signature appears below constitutes and appoints G. Michael Sievert, Peter Osvaldik and David A. Miller, and each or either of them, his or her true and lawful attorney-in-fact and agent, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments or supplements (including post-effective amendments) to this registration statement on Form S-3, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.
Signature	Title	Date

/s/ G. Michael Sievert	President and Chief Executive Officer (Principal Executive Officer)	September 25, 2020
G. Michael Sievert

/s/ Peter Osvaldik	Executive Vice President and Chief Financial Officer (Principal Financial Officer)	September 25, 2020
Peter Osvaldik

/s/ Dara Bazzano	Senior Vice President and Chief Accounting Officer (Principal Accounting Officer)	September 25, 2020
Dara Bazzano

/s/ Peter Osvaldik	President and Treasurer of SprintCom, Inc., the Registrant’s Member	September 25, 2020
Peter Osvaldik

/s/ Peter Osvaldik	President and Treasurer of Sprint Spectrum L.P., the Registrant’s Member	September 25, 2020
Peter Osvaldik

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bellevue, State of Washington, on September 25, 2020.

American Telecasting of Anchorage, LLC
American Telecasting of Little Rock, LLC
American Telecasting of Seattle, LLC
Boost Worldwide, LLC
Clear Wireless LLC
Clearwire IP Holdings LLC
Nextel Retail Stores, LLC
PRWireless PR, LLC
Sprint Enterprise Mobility, LLC
VMU GP, LLC

By:	/s/ G. Michael Sievert
G. Michael Sievert President and Chief Executive Officer
Each person whose signature appears below constitutes and appoints G. Michael Sievert, Peter Osvaldik and David A. Miller, and each or either of them, his or her true and lawful attorney-in-fact and agent, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments or supplements (including post-effective amendments) to this registration statement on Form S-3, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.
Signature	Title	Date

/s/ G. Michael Sievert	President and Chief Executive Officer (Principal Executive Officer)	September 25, 2020
G. Michael Sievert

/s/ Peter Osvaldik	Executive Vice President and Chief Financial Officer (Principal Financial Officer)	September 25, 2020
Peter Osvaldik

/s/ Dara Bazzano	Senior Vice President and Chief Accounting Officer (Principal Accounting Officer)	September 25, 2020
Dara Bazzano

/s/ Peter Osvaldik	President and Treasurer of SprintCom, Inc., the Registrant’s Member	September 25, 2020
Peter Osvaldik

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bellevue, State of Washington, on September 25, 2020.
T-Mobile Central LLC T-Mobile PCS Holdings LLC

By:	/s/ G. Michael Sievert
G. Michael Sievert President and Chief Executive Officer
Each person whose signature appears below constitutes and appoints G. Michael Sievert, Peter Osvaldik and David A. Miller, and each or either of them, his or her true and lawful attorney-in-fact and agent, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments or supplements (including post-effective amendments) to this registration statement on Form S-3, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.
Signature	Title	Date

/s/ G. Michael Sievert	President and Chief Executive Officer (Principal Executive Officer)	September 25, 2020
G. Michael Sievert

/s/ Peter Osvaldik	Executive Vice President and Chief Financial Officer (Principal Financial Officer)	September 25, 2020
Peter Osvaldik

/s/ Dara Bazzano	Senior Vice President and Chief Accounting Officer (Principal Accounting Officer)	September 25, 2020
Dara Bazzano

/s/ G. Michael Sievert	President and Chief Executive Officer of T-Mobile USA, Inc., the Registrant’s Member	September 25, 2020
G. Michael Sievert

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bellevue, State of Washington, on September 25, 2020.
MinorCo, LLC Sprint Spectrum Holding Company, LLC

By:	/s/ G. Michael Sievert
G. Michael Sievert President and Chief Executive Officer
Each person whose signature appears below constitutes and appoints G. Michael Sievert, Peter Osvaldik and David A. Miller, and each or either of them, his or her true and lawful attorney-in-fact and agent, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments or supplements (including post-effective amendments) to this registration statement on Form S-3, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.
Signature	Title	Date

/s/ G. Michael Sievert	President and Chief Executive Officer (Principal Executive Officer)	September 25, 2020
G. Michael Sievert

/s/ Peter Osvaldik	Executive Vice President and Chief Financial Officer (Principal Financial Officer)	September 25, 2020
Peter Osvaldik

/s/ Dara Bazzano	Senior Vice President and Chief Accounting Officer (Principal Accounting Officer)	September 25, 2020
Dara Bazzano

/s/ G. Michael Sievert	President and Chief Executive Officer of US Telecom, Inc., the Registrant’s Member	September 25, 2020
G. Michael Sievert

/s/ G. Michael Sievert	President and Chief Executive Officer of SWV Six, Inc., the Registrant’s Member	September 25, 2020
G. Michael Sievert

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bellevue, State of Washington, on September 25, 2020.
Sprint Communications Company L.P.

By:	/s/ G. Michael Sievert
G. Michael Sievert President and Chief Executive Officer
Each person whose signature appears below constitutes and appoints G. Michael Sievert, Peter Osvaldik and David A. Miller, and each or either of them, his or her true and lawful attorney-in-fact and agent, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments or supplements (including post-effective amendments) to this registration statement on Form S-3, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.
Signature	Title	Date

/s/ G. Michael Sievert	President and Chief Executive Officer (Principal Executive Officer)	September 25, 2020
G. Michael Sievert

/s/ Peter Osvaldik	Executive Vice President and Chief Financial Officer (Principal Financial Officer)	September 25, 2020
Peter Osvaldik

/s/ Dara Bazzano	Senior Vice President and Chief Accounting Officer (Principal Accounting Officer)	September 25, 2020
Dara Bazzano

/s/ G. Michael Sievert	President and Chief Executive Officer of US Telecom, Inc., the Registrant’s General Partner	September 25, 2020
G. Michael Sievert

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bellevue, State of Washington, on September 25, 2020.
Utelcom LLC

By:	/s/ G. Michael Sievert
G. Michael Sievert President and Chief Executive Officer
Each person whose signature appears below constitutes and appoints G. Michael Sievert, Peter Osvaldik and David A. Miller, and each or either of them, his or her true and lawful attorney-in-fact and agent, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments or supplements (including post-effective amendments) to this registration statement on Form S-3, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.
Signature	Title	Date

/s/ G. Michael Sievert	President and Chief Executive Officer (Principal Executive Officer)	September 25, 2020
G. Michael Sievert

/s/ Peter Osvaldik	Executive Vice President and Chief Financial Officer (Principal Financial Officer)	September 25, 2020
Peter Osvaldik

/s/ Dara Bazzano	Senior Vice President and Chief Accounting Officer (Principal Accounting Officer)	September 25, 2020
Dara Bazzano

/s/ G. Michael Sievert	President and Chief Executive Officer of US Telecom, Inc., the Registrant’s Member	September 25, 2020
G. Michael Sievert

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bellevue, State of Washington, on September 25, 2020.
Assurance Wireless USA, L.P.

By:	/s/ G. Michael Sievert
G. Michael Sievert President and Chief Executive Officer
Each person whose signature appears below constitutes and appoints G. Michael Sievert, Peter Osvaldik and David A. Miller, and each or either of them, his or her true and lawful attorney-in-fact and agent, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments or supplements (including post-effective amendments) to this registration statement on Form S-3, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.
Signature	Title	Date

/s/ G. Michael Sievert	President and Chief Executive Officer (Principal Executive Officer)	September 25, 2020
G. Michael Sievert

/s/ Peter Osvaldik	Executive Vice President and Chief Financial Officer (Principal Financial Officer)	September 25, 2020
Peter Osvaldik

/s/ Dara Bazzano	Senior Vice President and Chief Accounting Officer (Principal Accounting Officer)	September 25, 2020
Dara Bazzano

/s/ G. Michael Sievert	President and Chief Executive Officer of VMU GP, LLC, the Registrant’s General Partner	September 25, 2020
G. Michael Sievert

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bellevue, State of Washington, on September 25, 2020.

MetroPCS California, LLC
MetroPCS Florida, LLC
MetroPCS Georgia, LLC
MetroPCS Massachusetts, LLC
MetroPCS Michigan, LLC
MetroPCS Networks California, LLC
MetroPCS Networks Florida, LLC
MetroPCS Nevada, LLC
MetroPCS New York, LLC
MetroPCS Pennsylvania, LLC
MetroPCS Texas, LLC

By:	/s/ G. Michael Sievert
G. Michael Sievert President and Chief Executive Officer
Each person whose signature appears below constitutes and appoints G. Michael Sievert, Peter Osvaldik and David A. Miller, and each or either of them, his or her true and lawful attorney-in-fact and agent, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments or supplements (including post-effective amendments) to this registration statement on Form S-3, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.
Signature	Title	Date

/s/ G. Michael Sievert	President and Chief Executive Officer (Principal Executive Officer)	September 25, 2020
G. Michael Sievert

/s/ Peter Osvaldik	Executive Vice President and Chief Financial Officer (Principal Financial Officer) and Manager	September 25, 2020
Peter Osvaldik

/s/ Dara Bazzano	Senior Vice President and Chief Accounting Officer (Principal Accounting Officer)	September 25, 2020
Dara Bazzano

/s/ David A. Miller	Manager	September 25, 2020
David A. Miller

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bellevue, State of Washington, on September 25, 2020.
Sprint Connect LLC

By:	/s/ G. Michael Sievert
G. Michael Sievert President and Chief Executive Officer
Each person whose signature appears below constitutes and appoints G. Michael Sievert, Peter Osvaldik and David A. Miller, and each or either of them, his or her true and lawful attorney-in-fact and agent, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments or supplements (including post-effective amendments) to this registration statement on Form S-3, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.
Signature	Title	Date

/s/ G. Michael Sievert	President and Chief Executive Officer (Principal Executive Officer)	September 25, 2020
G. Michael Sievert

/s/ Peter Osvaldik	Executive Vice President and Chief Financial Officer (Principal Financial Officer)	September 25, 2020
Peter Osvaldik

/s/ Dara Bazzano	Senior Vice President and Chief Accounting Officer (Principal Accounting Officer)	September 25, 2020
Dara Bazzano

/s/ G. Michael Sievert	President and Chief Executive Officer of Sprint Enterprise Mobility, LLC, the Registrant’s Member	September 25, 2020
G. Michael Sievert